UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676

Harbor Funds

(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606-4302

(Address of principal executive offices) (Zip code)

David G. Van Hooser	Christopher P. Harvey, Esq.
HARBOR FUNDS	DECHERT LLP
111 South Wacker Drive, 34th Floor	200 Clarendon Street – 27th Floor
Chicago, Illinois 60606-4302	Boston, MA 02116-5021

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

ITEM 1—REPORTS TO STOCKHOLDERS

The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Annual Report

October 31, 2012

Domestic Equity Funds

	Institutional Class	Administrative Class	Investor Class

Growth

Harbor Capital Appreciation Fund	HACAX	HRCAX	HCAIX

Harbor Mid Cap Growth Fund	HAMGX	HRMGX	HIMGX

Harbor Small Cap Growth Fund	HASGX	HRSGX	HISGX

Value

Harbor Large Cap Value Fund	HAVLX	HRLVX	HILVX

Harbor Mid Cap Value Fund	HAMVX	HRMVX	HIMVX

Harbor Small Cap Value Fund	HASCX	HSVRX	HISVX

This document must be preceded or accompanied by a Prospectus.

Harbor Domestic Equity Funds

ANNUAL REPORT OVERVIEW

The fiscal year ended October 31, 2012. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Total Return Year Ended October 31, 2012
	Institutional Class	Administrative Class	Investor Class
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	8.21%	7.95%	7.82%
Harbor Mid Cap Growth Fund	8.98	8.74	8.61
Harbor Small Cap Growth Fund	6.88	6.61	6.37
Harbor Large Cap Value Fund	17.41	17.15	17.04
Harbor Mid Cap Value Fund	14.50	14.17	14.06
Harbor Small Cap Value Fund	9.60	9.35	9.17

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2012
Wilshire 5000 Total Market (entire U.S. stock market)	14.30%
Standard & Poor’s 500 (S&P 500); large cap, domestic equity	15.21
Russell 1000® Growth; large cap, domestic equity	13.02
Russell Midcap® Growth; mid cap, domestic equity	9.09
Russell 2000® Growth; small cap, domestic equity	9.70
Russell 1000® Value; large cap, domestic equity	16.89
Russell Midcap® Value; mid cap, domestic equity	14.99
Russell 2000® Value; small cap, domestic equity	14.47

1

Harbor Domestic Equity Funds

ANNUAL REPORT OVERVIEW—Continued

	EXPENSE RATIOS[1]					Morningstar Average [2] (Unaudited)
	2008	2009	2010	2011	2012
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.67%	0.69%	0.68%	0.66%	0.66%	0.95%
Administrative Class	0.92	0.94	0.93	0.91	0.91	1.25
Investor Class	1.05	1.06	1.05	1.03	1.03	1.31
Harbor Mid Cap Growth Fund
Institutional Class	0.87%	0.90%	0.87%	0.85%	0.85%	1.08%
Administrative Class	1.12	1.15	1.12	1.10	1.10	1.35
Investor Class	1.25	1.26	1.24	1.22	1.22	1.38
Harbor Small Cap Growth Fund
Institutional Class	0.84%	0.88%	0.85%	0.84%	0.84%	1.20%
Administrative Class	1.09	1.13	1.10	1.09	1.09	1.53
Investor Class	1.21	1.25	1.22	1.21	1.21	1.57
Harbor Large Cap Value Fund
Institutional Class	0.68%	0.71%	0.68%	0.68%	0.68%	0.90%
Administrative Class	0.93	0.96	0.93	0.93	0.93	1.20
Investor Class	1.05	1.07	1.07	1.05	1.05	1.24
Harbor Mid Cap Value Fund
Institutional Class	0.95%	0.98%	0.95%	0.95%	0.95%	1.00%
Administrative Class	1.20	1.23	1.20	1.20	1.20	1.32
Investor Class	1.32	1.35	1.32	1.32	1.32	1.35
Harbor Small Cap Value Fund
Institutional Class	0.84%	0.87%	0.85%	0.84%	0.85%	1.15%
Administrative Class	1.09	1.12	1.10	1.09	1.10	1.53
Investor Class	1.22	1.24	1.22	1.21	1.22	1.57

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)
2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2012 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; and Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000.

2

Letter from the Chairman

David G. Van Hooser Chairman

Dear Fellow Shareholder:

U.S. equities had solid gains in fiscal 2012 despite persistent macroeconomic concerns. Investors grappled with ongoing debt and economic growth concerns in Europe, indications of slowing growth in China, and the stubbornly slow pace of growth in the domestic economy. Equity markets responded favorably during the year to steps taken by central bankers in Europe and the U.S. to address economic concerns.

The broad domestic equity market, as measured by the Wilshire 5000 Total Market Index, returned 14.30% in fiscal 2012. U.S. equities posted double-digit gains across all capitalization ranges, with large caps outperforming mid cap and small cap stocks. U.S. value stocks outperformed growth across all capitalization ranges.

Large cap stocks, as measured by the Standard & Poor’s 500 Index, returned 15.21%, with all 10 sectors of the index having positive returns. The Telecommunications Services, Health Care, Financials, and Consumer Discretionary sectors all registered gains of 20% or more. Energy and Materials were the only sectors to register gains of less than 10%.

Harbor Domestic Equity Funds

While returns in the broad domestic equity market were strongly positive, the global macroeconomic issues created challenging conditions for active managers. Harbor Large Cap Value Fund (Institutional Class), with a return of 17.41%, outperformed its benchmark, the Russell 1000® Value Index, by 52 basis points, or 0.52 percentage point. The remainder of the domestic equity fund line-up trailed their benchmarks. Harbor Capital Appreciation Fund (Institutional Class) had a return of 8.21%, trailing its Russell 1000® Growth benchmark by 481 basis points. Harbor Mid Cap Value Fund (Institutional Class) returned 14.50%, trailing its benchmark, the Russell Midcap® Value Index, by 49 basis points while Harbor Mid Cap Growth Fund (Institutional Class) returned 8.98%, lagging its Russell Midcap® Growth Index benchmark by 11 basis points.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each domestic equity fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2012
		Annualized
Domestic Equities	1 Year	5 Years	10 Years	30 Years
Wilshire 5000 Total Market Index (entire U.S. stock market)	14.30%	0.77%	7.79%	10.81%
S&P 500 Index (large cap stocks)	15.21	0.36	6.91	10.97
Russell Midcap® Index (mid cap stocks)	12.15	1.70	10.52	12.22
Russell 2000® Index (small cap stocks)	12.08	1.19	9.58	9.77
Russell 3000® Growth Index	12.76	1.90	7.32	9.75
Russell 3000® Value Index	16.70	-0.85	7.49	11.49

International & Global
MSCI EAFE (ND) Index (foreign stocks)	4.61%	-5.81%	7.73%	9.87%
MSCI World (ND) Index (global stocks)	9.45	-2.87	7.20	9.67
MSCI EM Index (emerging markets)	2.63	-3.47	16.20	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	-4.44%	-4.43%	4.89%	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	13.18%	9.12%	10.96%	N/A
Barclays US Aggregate Bond Index (domestic bonds)	5.25	6.38	5.39	8.21%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.08	0.66	1.81	4.73

International Equity, Strategic Markets, and Fixed Income

International equities finished the fiscal year higher, with the MSCI EAFE (ND) Index of stocks in developed international markets posting a return of 4.61%, while emerging markets returned less than 3%. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 9.45%. (All international and global returns are in U.S. dollars.)

3

Commodity markets declined, reflecting weaker global demand. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on physical commodities, had a return of -4.44%.

Bonds generated solid returns for fiscal 2012 with some investors showing a willingness to take on additional risk. The broad U.S. taxable bond market advanced 5.25%, while high-yield bonds and emerging markets debt recorded double-digit gains. Money market returns remained near zero as the Federal Reserve continued to hold the federal funds rate in the range of 0% to 0.25%.

Portfolio Manager Change

As announced previously, we are pleased to welcome Aristotle Capital Management, LLC as the portfolio manager of Harbor Large Cap Value Fund. The Harbor Funds Board of Trustees appointed Aristotle to be the subadviser of the fund effective May 25, 2012.

Keeping a Long-Term Focus

The macroeconomic challenges of the last several years remain and will continue to provide a backdrop for economic and investing conditions for years to come. Sluggish growth and excessive debt remain to be addressed in many parts of the developed world, including the United States. Some emerging economies currently show promise of potentially better growth, yet no investing opportunity is without risk. Uncertainty is always present, even in the best of times.

We believe the best advice for investors in any market environment is to stay focused on your long-term investment objectives. Investors can help address market uncertainties by building a diversified portfolio of stocks, bonds, and cash that is consistent with your long-term financial objectives and your tolerance of risk. A diversified portfolio can still decline in value, yet appropriate diversification can help cushion the effects of a market decline. Harbor Funds offers a range of actively-managed equity, strategic markets, and fixed income funds that can be used to build a diversified portfolio to help investors reach their long-term financial goals.

Thank you for your investment in Harbor Funds.

December 18, 2012

David G. Van Hooser

Chairman

4

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Jennison Associates LLC

466 Lexington Avenue

New York, NY 10017

PORTFOLIO MANAGER

Spiros Segalas

Since 1990

Jennison has subadvised the Fund since 1990.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Mid to large cap growth stocks

Spiros Segalas

Management’s Discussion of Fund Performance

MARKET REVIEW

Equity markets were highly volatile in the 12 months ended October 31, up strongly in the first five months, down sharply in May, then back on an upward trajectory beginning in June. The gyrations reflected swings in sentiment around European sovereign debt issues and uncertainty about global growth. Stock prices rose and fell as sentiment veered between optimism and pessimism, often based on short-term data. U.S. economic growth proceeded at a subpar pace, and unemployment remained high as the job market expanded at a meager rate. Personal income and spending increased at generally lackluster rates, and business and housing indicators were inconsistent. With the implementation of austerity measures, many European economies contracted. Growth in China, a key engine of global economic expansion, slowed. Volatile raw materials, commodities, food, and energy prices reflected shifts in economic expectations.

PERFORMANCE

Harbor Capital Appreciation Fund advanced 8.21% (Institutional Class), 7.95% (Administrative Class), and 7.82% (Investor Class) for fiscal 2012. The Fund underperformed the Russell 1000® Growth Index, which rose 13.02%, and the broader market, as measured by the S&P 500 Index, which returned 15.21%.

Holdings in Consumer Discretionary and Health Care names lagged market returns in those sectors. Consumer holdings Amazon.com, Ralph Lauren, and Coach, which coming into the fiscal year had performed solidly on strong company-specific fundamentals, failed to keep pace with the meaningful rebound in economically-sensitive specialty retail and media stocks. Amazon’s accelerated business investment is positioning the company, we believe, for robust longer-term growth not only in its core retail business but through the proliferation of digital commerce via the mobile market. Our long-term growth assumptions for Ralph Lauren are predicated on opportunities in Europe and Asia, in categories such as accessories and shoes, and in the online channel. We believe that Coach’s handbag and accessory markets continue to grow at a solid pace.

In Health Care, as investor risk appetite revived, biotechnology stocks, including portfolio holding Alexion Pharmaceuticals, benefited more than other subsectors. Alexion reported strong sales of its key product, Soliris, which treats rare, genetic, and potentially life-threatening blood disorders. The company is pursuing opportunities in other autoimmune and inflammatory disease settings with high unmet medical needs. Portfolio holdings Bristol-Myers Squibb and Shire, which earlier had been rewarded for attractive business opportunities, lagged the biotech surge. We expect Shire’s product pipeline to continue to generate strong revenue growth. We believe Bristol-Myers will benefit from product momentum, new-product launches, and strong business development deals.

Consumer Staples stocks, especially Whole Foods and Estée Lauder, contributed significantly to portfolio performance. Whole Foods reported strong sales and earnings with solid operating margins and continued capital discipline. Estée Lauder’s revenue and earnings were fueled by successful product launches and increased market penetration, particularly in emerging markets.

Information Technology holdings, including Apple, MasterCard, Visa, and LinkedIn, also contributed meaningfully to return. Apple reported continued impressive sales of iPhones,

5

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Apple Inc.	7.1%
MasterCard Inc.	3.1%
Google Inc.	3.0%
Amazon.com Inc.	2.9%
EMC Corp.	2.3%
Inditex SA	2.2%
Precision Castparts Corp.	2.2%
American Tower Corp.	2.1%
International Business Machines Corp.	2.0%
Novo Nordisk AS ADR	1.9%

iPads, and Mac personal computers. We believe Apple’s creativity and innovation in product development, design, and marketing will continue to drive share gains. MasterCard and Visa rose on strong growth in the value of cardholder transactions and reduced legal risk. We expect both companies to continue to benefit from the consumer shift from paper money to electronic credit/debit transactions. LinkedIn’s global online professional network has altered the talent-recruiting market and provides what we consider unique access to a database of active and passive job candidates.

OUTLOOK AND STRATEGY

The impact of the November election and the impending fiscal cliff loom large. Given the uncertainty, it’s hardly surprising that companies have remained cautious about investing capital and hiring. This guardedness, which is helping profits but limiting economic growth, is likely to continue until uncertainty diminishes. We still expect profits to increase through year-end and into 2013, assuming Washington acts constructively. The revenues and profits of many U.S. companies may continue to face currency translation headwinds, however, stemming from the persistently weak euro.

Profit growth has moderated meaningfully from the pace of recent years. Despite the market’s advance this year, the S&P 500 still sells at what we consider a reasonable multiple. Investor risk appetite remains modest. The Fund continues to hold companies that we believe have above-average growth prospects.

This report contains the current opinions of Jennison Associates LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Capital Appreciation Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2012

Cusip	411511504

Ticker	HACAX

Inception Date	12/29/1987

Net Expense Ratio	0.66%[a]

Total Net Assets (000s)	$14,752,873

ADMINISTRATIVE CLASS

Fund #	2212

Cusip	411511827

Ticker	HRCAX

Inception Date	11/01/2002

Net Expense Ratio	0.91%[a]

Total Net Assets (000s)	$597,023

INVESTOR CLASS

Fund #	2412

Cusip	411511819

Ticker	HCAIX

Inception Date	11/01/2002

Net Expense Ratio	1.03%[a]

Total Net Assets (000s)	$1,360,248

a	Reflective of a contractual fee waiver effective through February 28, 2013.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$86,943	$109,717

Price/Earning Ratio (P/E)	29.7x	20.7x

Price/Book Ratio (P/B)	5.3x	4.5x

Beta vs. Russell 1000® Growth Index	1.06	1.00

Portfolio Turnover Rate (Year Ended 10/31/2012)	41%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

7

Harbor Capital Appreciation Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2002 through 10/31/2012

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Capital Appreciation Fund
Institutional Class	8.21%	1.57%	7.30%	12/29/1987	$101,131
Comparative Indices
Russell 1000® Growth	13.02%	1.95%	7.15%	—	$99,700
S&P 500	15.21%	0.36%	6.91%	—	$97,498

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Capital Appreciation Fund
Administrative Class	7.95%	1.32%	7.06%	11/01/2002	$19,782
Investor Class	7.82%	1.20%	6.88%	11/01/2002	$19,454
Comparative Indices
Russell 1000® Growth	13.02%	1.95%	7.15%	—	$19,940
S&P 500	15.21%	0.36%	6.91%	—	$19,500

As stated in the Fund’s current prospectus, the expense ratios were 0.67% (Net) and 0.68% (Gross) (Institutional Class); 0.92% (Net) and 0.93% (Gross) (Administrative Class); and 1.04% (Net) and 1.05% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

8

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—October 31, 2012

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.3%)

COMMON STOCKS—98.7%

Shares		Value (000s)
AEROSPACE & DEFENSE—5.2%
3,726,374	Boeing Co.	$262,486
2,160,717	Precision Castparts Corp.	373,955
3,023,778	United Technologies Corp.	236,339

		872,780

AUTO COMPONENTS—0.7%
1,702,673	BorgWarner Inc.*	112,070

BIOTECHNOLOGY—4.3%
2,429,892	Alexion Pharmaceuticals Inc.*	219,614
1,259,059	Biogen Idec Inc.*	174,027
1,997,427	Gilead Sciences Inc.*	134,147
3,978,840	Vertex Pharmaceuticals Inc.*	191,939

		719,727

CAPITAL MARKETS—2.7%
2,357,700	Goldman Sachs Group Inc.	$288,559
9,056,968	Morgan Stanley	157,410

		445,969

CHEMICALS—1.9%
3,684,170	Monsanto Co.	317,097

COMMUNICATIONS EQUIPMENT—1.1%
3,022,385	Qualcomm Inc.	177,036

COMPUTERS & PERIPHERALS—9.6%
2,008,458	Apple Inc.	1,195,233
15,590,365	EMC Corp.*	380,717
1,004,845	NetApp Inc.*	27,030

		1,602,980

ELECTRICAL EQUIPMENT—0.5%
755,053	Roper Industries Inc.	82,429

ENERGY EQUIPMENT & SERVICES—1.4%
3,269,943	National Oilwell Varco Inc.	240,995

FOOD & STAPLES RETAILING—3.5%
3,212,623	Costco Wholesale Corp.	316,219
2,883,715	Whole Foods Market Inc.	273,174

		589,393

FOOD PRODUCTS—2.4%
1,904,253	Kraft Foods Group Inc.*	86,605
2,427,444	Mead Johnson Nutrition Co.	149,676
6,260,242	Mondelez International Inc.	166,147

		402,428

HEALTH CARE PROVIDERS & SERVICES—2.8%
4,917,792	Express Scripts Holding Co.*	302,641
3,008,952	UnitedHealth Group Inc.	168,501

		471,142

HOTELS, RESTAURANTS & LEISURE—3.6%
674,118	Chipotle Mexican Grill Inc.*	171,583
5,338,099	Dunkin’ Brands Group Inc.	165,481
3,732,285	Yum! Brands Inc.	261,671

		598,735

INTERNET & CATALOG RETAIL—4.4%
2,119,891	Amazon.com Inc.*	493,553
433,125	Priceline.com Inc.*	248,514

		742,067

INTERNET SOFTWARE & SERVICES—8.8%
1,557,204	Baidu Inc. ADR (CHN)*[1]	166,029
2,371,530	eBay Inc.*	114,521
5,600,776	Facebook Inc.*	118,260
747,133	Google Inc.*	507,879
2,272,174	LinkedIn Corp.*	242,964
2,287,652	Rackspace Hosting Inc.*	145,701
4,334,501	Tencent Holdings Ltd. (CHN)	152,797
1,210,936	Youku Tudou Inc. ADR (CHN)*[1]	23,976

		1,472,127

IT SERVICES—7.4%
1,695,983	International Business Machines Corp.	329,919
1,107,714	MasterCard Inc.	510,579
1,154,925	Teradata Corp.*	78,893
2,314,357	VISA Inc.	321,140

		1,240,531

9

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
LIFE SCIENCES TOOLS & SERVICES—1.1%
2,738,433	Agilent Technologies Inc.	$98,556
1,939,686	Illumina Inc.*	92,155

		190,711

MEDIA—1.6%
5,368,403	Walt Disney Co.	263,428

MULTILINE RETAIL—0.5%
1,339,233	Family Dollar Stores Inc.	88,336

OIL, GAS & CONSUMABLE FUELS—1.9%
2,443,581	Concho Resources Inc.*	210,441
867,659	EOG Resources Inc.	101,074

		311,515

PERSONAL PRODUCTS—1.7%
4,471,370	Estée Lauder Companies Inc.	275,526

PHARMACEUTICALS—7.8%
2,400,332	Abbott Laboratories	157,270
2,747,745	Allergan Inc.	247,077
5,852,690	Bristol-Myers Squibb Co.	194,602
2,013,799	Novo Nordisk AS ADR (DEN)[1]	322,792
1,323,594	Perrigo Co.	152,226
2,739,648	Shire plc ADR (IE)[1]	231,199

		1,305,166

REAL ESTATE INVESTMENT TRUSTS (REITs)—2.1%
4,616,681	American Tower Corp.	347,590

ROAD & RAIL—1.5%
2,054,193	Union Pacific Corp.	252,727

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.6%
4,292,795	ARM Holdings plc ADR (UK)[1]	138,872
4,147,405	Avago Technologies Ltd. (SGP)	136,989
4,730,493	Broadcom Corp.	149,176

		425,037

SOFTWARE—6.0%
2,920,786	Intuit Inc.	173,553
4,410,526	Red Hat Inc.*	216,865
2,098,006	Salesforce.com Inc.*	306,267
1,654,782	Splunk Inc.*	46,417
SOFTWARE—Continued
2,644,148	VMware Inc.*	$224,144
591,314	Workday Inc.*	28,679

		995,925

SPECIALTY RETAIL—3.8%
2,882,725	Inditex SA (SP)	368,101
6,477,475	TJX Cos. Inc.	269,658

		637,759

TEXTILES, APPAREL & LUXURY GOODS—6.8%
5,620,433	Burberry Group plc (UK)	106,046
4,187,087	Coach Inc.	234,686
3,120,527	Lululemon Athletica Inc.*	215,348
3,465,528	Nike Inc.	316,680
1,708,019	Ralph Lauren Corp.	262,505

		1,135,265

WIRELESS TELECOMMUNICATION SERVICES—1.0%
2,595,345	Crown Castle International Corp.*	173,239

TOTAL COMMON STOCKS (Cost $13,143,048)		16,489,730

SHORT-TERM INVESTMENTS—1.3%
(Cost $219,049)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$219,049	Repurchase Agreement with State Street Corp. dated October 31, 2012 due November 01, 2012 at 0.010% collateralized by U.S. Treasury Notes (market value $223,434)	219,049

TOTAL INVESTMENTS—100.0% (Cost $13,362,097)		16,708,779

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		1,365

TOTAL NET ASSETS—100.0%		$16,710,144

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2012 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$872,780	$—	$—	$872,780
Auto Components	112,070	—	—	112,070
Biotechnology	719,727	—	—	719,727
Capital Markets	445,969	—	—	445,969
Chemicals	317,097	—	—	317,097
Communications Equipment	177,036	—	—	177,036
Computers & Peripherals	1,602,980	—	—	1,602,980
Electrical Equipment	82,429	—	—	82,429
Energy Equipment & Services	240,995	—	—	240,995
Food & Staples Retailing	589,393	—	—	589,393
Food Products	402,428	—	—	402,428
Health Care Providers & Services	471,142	—	—	471,142
Hotels, Restaurants & Leisure	598,735	—	—	598,735

10

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Internet & Catalog Retail	$742,067	$—	$—	$742,067
Internet Software & Services	1,319,330	152,797	—	1,472,127
IT Services	1,240,531	—	—	1,240,531
Life Sciences Tools & Services	190,711	—	—	190,711
Media	263,428	—	—	263,428
Multiline Retail	88,336	—	—	88,336
Oil, Gas & Consumable Fuels	311,515	—	—	311,515
Personal Products	275,526	—	—	275,526
Pharmaceuticals	1,305,166	—	—	1,305,166
Real Estate Investment Trusts (REITs)	347,590	—	—	347,590
Road & Rail	252,727	—	—	252,727
Semiconductors & Semiconductor Equipment	425,037	—	—	425,037
Software	995,925	—	—	995,925
Specialty Retail	269,658	368,101	—	637,759
Textiles, Apparel & Luxury Goods	1,029,219	106,046	—	1,135,265
Wireless Telecommunication Services	173,239	—	—	173,239
Short-Term Investments
Repurchase Agreements	—	219,049	—	219,049

Total Investments in Securities	$15,862,786	$845,993	$—	$16,708,779

There were no Level 3 holdings at October 31, 2011 or October 31, 2012, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

CHN	China.

DEN	Denmark.

IE	Ireland.

SGP	Singapore.

SP	Spain.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

11

Harbor Mid Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

PORTFOLIO MANAGERS

Michael T. Carmen, CFA

Since 2005

Stephen Mortimer

Since 2010

Mario E. Abularach,

CFA

Since 2006

Wellington Management has subadvised the Fund since 2005.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Mid cap companies with significant capital appreciation potential

Michael T. Carmen

Management’s Discussion of Fund Performance

MARKET REVIEW

Global equities finished calendar 2011 on a strong note and surged during the first quarter of 2012, as markets shrugged off lingering uncertainty over euro-zone sovereign debt, focusing instead on improving economic data. However, global equities retreated in the second quarter as fears surrounding European sovereign debt once again took center stage. Growing concerns that Greece might exit the euro zone, the specter of a banking crisis in Spain, lackluster U.S. jobs reports, and evidence of slowing growth in China underpinned a rise in risk aversion among investors. Markets resumed their ascent during the summer months, led higher by central bank interventions around the globe. European Central Bank President Mario Draghi revealed a comprehensive plan to purchase government bonds in the open market. Additionally, the U.S. Federal Reserve’s announcement of a third round of quantitative easing boosted stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market.

In this environment, the Russell Midcap® Growth Index recorded a positive return of 9.09%. Within the index, 8 out of 10 sectors posted positive returns. Telecommunication Services, Health Care, and Materials were among the strongest-performing sectors, while Energy and Information Technology declined.

PERFORMANCE

Harbor Mid Cap Growth Fund returned 8.98% (Institutional Class), 8.74% (Administrative Class), and 8.61% (Investor Class) for the 12 months ended October 31, compared with the 9.09% return of its Russell Midcap® Growth benchmark. Strong stock selection helped Fund performance, while sector allocation, which is a residual of the bottom-up stock selection process, detracted from relative results. Selection was strongest in the Health Care, Information Technology, and Consumer Discretionary sectors but was partially offset by weak relative results in Consumer Staples, Industrials, and Materials. A larger-than-index exposure to the Information Technology sector and underweighted allocations to Telecommunication Services and Materials detracted from relative results, while an underweight to Consumer Staples helped relative performance.

Health Care holding SXC Health Solutions was the largest contributor to the Fund’s absolute and relative performance. Shares of this pharmacy benefit management (PBM) company climbed after it announced it would acquire competitor Catalyst Health Solutions (the combined business changed its name to Catamaran Corp.) and the company reported strong earnings, driven by effective cost control measures. Information Technology holding Equinix, a global interconnection and data center company, also contributed to both absolute and relative performance. Shares jumped after a strong earnings report and the board of directors’ decision in September to pursue conversion to a real estate investment trust (REIT). Also contributing to absolute and relative performance were nutritional supplement retailer GNC Holdings (Consumer Discretionary) and Financials holding company Regions Financial.

Consumer Discretionary holding Deckers Outdoor was one of the largest detractors from absolute and relative results. Shares of this designer and marketer of fashion-oriented footwear were hurt after margin pressure from higher product costs led to a reduction in consensus earnings expectations. Consumer Staples holding Diamond Foods was another

12

Harbor Mid Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Hologic Inc.	2.1%
Catamaran Corp.	2.0%
Edwards Lifesciences Corp.	2.0%
LinkedIn Corp.	2.0%
Burger King Worldwide Inc.	1.6%
DigitalGlobe Inc.	1.6%
Hanesbrands Inc.	1.5%
Solera Holdings Inc.	1.5%
Cadence Design Systems Inc.	1.4%
Cardinal Health Inc.	1.4%

detractor from absolute and relative performance. This snack food company saw shares decline after negative news pressured the stock in the early part of the year. Also among the top detractors from relative results were Information Technology holdings Aruba Networks, a network solution provider, and Finisar, a U.S.-based provider of optical subsystems and components.

OUTLOOK AND STRATEGY

Our investment philosophy is based on four key underlying premises. First, we believe that changes in earnings expectations drive security prices. Second, we believe that tangible operating momentum precedes earnings momentum. Third, quality management will provide us with an opportunity to identify companies that we believe will achieve operating excellence. Finally, we believe that our valuation discipline helps control portfolio risk.

We employ this philosophy, together with a bottom-up fundamental analysis and opportunistic investment approach, in managing the Fund. We consider a very broad universe of available stocks within the mid cap market, typically focusing on companies with expected earnings growth of 15% or higher. To narrow the universe of available companies, we rely on intensive bottom-up fundamental proprietary research.

The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. Bottom-up investment decisions resulted in an increased exposure to Health Care, the Fund’s largest overweight sector as of October 31. The Fund continued to have a larger-than-index exposure to Information Technology names, although we reduced this overweight during the fiscal year. We moved our Energy allocation from an underweight to an overweight. At the end of fiscal 2012, Consumer Staples, Industrials, and Financials were the Fund’s largest underweighted sector allocations relative to the index.

This report contains the current opinions of Wellington Management Company, LLP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

13

Harbor Mid Cap Growth Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2019

Cusip	411511876

Ticker	HAMGX

Inception Date	11/01/2000

Expense Ratio	0.85%

Total Net Assets (000s)	$286,490

ADMINISTRATIVE CLASS

Fund #	2219

Cusip	411511793

Ticker	HRMGX

Inception Date	11/01/2002

Expense Ratio	1.10%

Total Net Assets (000s)	$315,975

INVESTOR CLASS

Fund #	2419

Cusip	411511785

Ticker	HIMGX

Inception Date	11/01/2002

Expense Ratio	1.22%

Total Net Assets (000s)	$33,543

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$6,338	$9,026

Price/Earning Ratio (P/E)	31.7x	23.8x

Price/Book Ratio (P/B)	3.5x	4.7x

Beta vs. Russell Midcap® Growth Index	1.07	1.00

Portfolio Turnover Rate (Year Ended 10/31/2012)	123%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

14

Harbor Mid Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2002 through 10/31/2012

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Mid Cap Growth Fund
Institutional Class	8.98%	-0.94%	10.19%	11/01/2000	$131,908
Comparative Index
Russell Midcap® Growth	9.09%	1.55%	10.03%	—	$130,001

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Mid Cap Growth Fund
Administrative Class	8.74%	-1.16%	10.00%	11/01/2002	$25,942
Investor Class	8.61%	-1.28%	9.85%	11/01/2002	$25,587
Comparative Index
Russell Midcap® Growth	9.09%	1.55%	10.03%	—	$26,000

As stated in the Fund’s current prospectus, the expense ratios were 0.86% (Institutional Class); 1.11% (Administrative Class); and 1.23% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

15

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2012

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.4%)

COMMON STOCKS—98.6%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.6%
388,529	DigitalGlobe Inc.*	$10,078

AIRLINES—1.0%
355,677	Spirit Airlines Inc.*	6,242

AUTO COMPONENTS—2.1%
322,730	Allison Transmission Holdings Inc.	6,516
219,260	Tenneco Inc.*	6,698

		13,214

BEVERAGES—0.9%
170,900	Constellation Brands Inc.*	6,040

BIOTECHNOLOGY—1.9%
343,160	Arena Pharmaceuticals Inc.*	2,714
72,160	Cubist Pharmaceuticals Inc.*	3,096
37,410	Onyx Pharmaceuticals Inc.*	2,931
25,670	Regeneron Pharmaceuticals Inc.*	3,653

		12,394

BUILDING PRODUCTS—1.1%
200,500	Owens Corning*	6,735

CAPITAL MARKETS—1.1%
278,560	Invesco Ltd.	6,775

CHEMICALS—0.9%
185,800	Methanex Corp. (CAN)	5,574

COMMERCIAL BANKS—1.0%
60,800	M&T Bank Corp.	6,329

COMMUNICATIONS EQUIPMENT—0.9%
366,700	Juniper Networks Inc.*	6,076

CONTAINERS & PACKAGING—3.4%
142,640	Ball Corp.	6,109
192,280	Crown Holdings Inc.*	7,355
112,190	Rock-Tenn Co.	8,211

		21,675

DIVERSIFIED FINANCIAL SERVICES—1.2%
314,470	NYSE Euronext	7,786

ELECTRICAL EQUIPMENT—1.3%
231,930	Polypore International Inc.*	8,183

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.9%
112,420	National Instruments Corp.	2,649
85,270	Universal Display Corp.*	2,795

		5,444

ENERGY EQUIPMENT & SERVICES—2.1%
114,180	Ensco plc	6,602
586,080	Trican Well Service Ltd. (CAN)	6,995

		13,597

HEALTH CARE EQUIPMENT & SUPPLIES—5.3%
149,320	Edwards Lifesciences Corp.*	12,965
84,790	HeartWare International Inc.*	7,121
648,190	Hologic Inc.*	13,366

		33,452

HEALTH CARE PROVIDERS & SERVICES—5.1%
40,910	Air Methods Corp.*	4,485
212,870	Cardinal Health Inc.	8,755
270,124	Catamaran Corp.*	12,739
236,470	Team Health Holdings Inc.*	6,293

		32,272

16

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

HOTELS, RESTAURANTS & LEISURE—4.3%
73,318	Buffalo Wild Wings Inc.*	$5,569
677,392	Burger King Worldwide Inc.	10,066
157,050	Cheesecake Factory Inc.	5,192
148,280	Life Time Fitness Inc.*	6,656

		27,483

HOUSEHOLD DURABLES—2.5%
50,540	Jarden Corp.	2,517
83,570	Lennar Corp.	3,131
182,960	Pulte Homes Inc.*	3,172
122,013	Standard Pacific Corp.*	842
62,700	Whirlpool Corp.	6,125

		15,787

INSURANCE—1.0%
116,440	AON plc	6,282

INTERNET & CATALOG RETAIL—2.7%
255,470	HomeAway Inc.*	6,568
137,900	Kayak Software Corp.*	4,569
205,287	Shutterfly Inc.*	6,212

		17,349

INTERNET SOFTWARE & SERVICES—5.9%
186,110	Akamai Technologies Inc.*	7,070
35,683	CoStar Group Inc.*	2,958
41,140	Equinix Inc.*	7,422
146,630	InterActive Corp.	7,090
121,310	LinkedIn Corp.*	12,972

		37,512

IT SERVICES—1.3%
241,360	Genpact Ltd.	4,251
56,950	Teradata Corp.*	3,890

		8,141

LEISURE EQUIPMENT & PRODUCTS—0.5%
127,150	Brunswick Corp.	2,999

LIFE SCIENCES TOOLS & SERVICES—2.8%
214,680	Agilent Technologies Inc.	7,727
69,600	Covance Inc.*	3,390
225,910	Parexel International Corp.*	6,933

		18,050

MACHINERY—2.3%
181,910	Colfax Corp.*	6,256
148,451	Kennametal Inc.	5,258
54,551	WABCO Holdings Inc.*	3,195

		14,709

MEDIA—3.3%
132,320	AMC Networks Inc.*	6,182
240,060	DreamWorks Animation SKG Inc.*	4,890
452,080	Pandora Media Inc.*	3,793
2,290,320	Sirius XM Radio Inc.*	6,413

		21,278

MULTILINE RETAIL—1.2%
119,830	Family Dollar Stores Inc.	7,904

OIL, GAS & CONSUMABLE FUELS—4.8%
102,660	Cabot Oil & Gas Corp.	4,823
149,590	Cobalt International Energy Inc.*	3,113
251,860	Peabody Energy Corp.	7,027
56,360	Pioneer Natural Resources Co.	5,954
142,280	Southwestern Energy Co.*	4,937

OIL, GAS & CONSUMABLE FUELS—Continued
106,970	Whiting Petroleum Corp.*	$4,495

		30,349

PAPER & FOREST PRODUCTS—2.0%
177,690	International Paper Co.	6,367
418,012	Louisiana-Pacific Corp.*	6,600

		12,967

PHARMACEUTICALS—2.9%
118,830	Auxilium Pharmaceuticals Inc.*	2,434
170,550	Forest Laboratories Inc.*	5,749
76,310	Salix Pharmaceuticals Ltd.*	2,979
85,660	Watson Pharmaceuticals Inc.*	7,363

		18,525

PROFESSIONAL SERVICES—2.7%
716,312	Capita plc (UK)	8,370
103,300	IHS Inc.*	8,717

		17,087

REAL ESTATE INVESTMENT TRUSTS (REITs)—2.0%
464,800	Host Hotels & Resorts Inc.	6,721
153,770	Zillow Inc.*	5,745

		12,466

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.9%
244,160	Skyworks Solutions Inc.*	5,713

SOFTWARE—11.1%
501,740	Activision Blizzard Inc.	5,464
212,880	BroadSoft Inc.*	8,136
706,960	Cadence Design Systems Inc.*	8,950
92,970	Citrix Systems Inc.*	5,746
87,430	Concur Technologies Inc.*	5,791
170,390	Micros Systems Inc.*	7,734
60,490	Salesforce.com Inc.*	8,830
53,900	Servicenow Inc.*	1,652
199,900	Solera Holdings Inc.	9,357
75,400	Splunk Inc.*	2,115
211,330	TIBCO Software Inc.*	5,328
30,900	Workday Inc.*	1,499

		70,602

SPECIALTY RETAIL—6.6%
143,140	Carmax Inc.*	4,831
126,630	Dick’s Sporting Goods Inc.	6,331
90,870	DSW Inc.	5,688
216,628	Francesca’s Holdings Corp.*	6,397
130,284	GNC Holdings Inc.	5,038
38,155	Hibbett Sports Inc.*	2,060
92,272	The Children’s Place Retail Stores Inc.*	5,391
173,430	Urban Outfitters Inc.*	6,202

		41,938

TEXTILES, APPAREL & LUXURY GOODS—3.9%
289,730	Hanesbrands Inc.*	9,697
55,700	PVH Corp.	6,127
4,279,200	Samsonite International SA	8,858

		24,682

TRADING COMPANIES & DISTRIBUTORS—1.2%
114,800	WESCO International Inc.*	7,448

WIRELESS TELECOMMUNICATION SERVICES—0.9%
87,960	Crown Castle International Corp.*	5,871

TOTAL COMMON STOCKS (Cost $552,688)		627,008

17

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—1.7%
(Cost $10,602)
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$10,602	Repurchase Agreement with Bank of America dated October 31, 2012 due November 01, 2012 at 0.250% collateralized by U.S. Treasury Notes (market value $10,727)	$10,602

TOTAL INVESTMENTS—100.3% (Cost $563,290)		637,610

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.3)%		(1,602)

TOTAL NET ASSETS—100.0%		$636,008

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2012 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$10,078	$—	$—	$10,078
Airlines	6,242	—	—	6,242
Auto Components	13,214	—	—	13,214
Beverages	6,040	—	—	6,040
Biotechnology	12,394	—	—	12,394
Building Products	6,735	—	—	6,735
Capital Markets	6,775	—	—	6,775
Chemicals	5,574	—	—	5,574
Commercial Banks	6,329	—	—	6,329
Communications Equipment	6,076	—	—	6,076
Containers & Packaging	21,675	—	—	21,675
Diversified Financial Services	7,786	—	—	7,786
Electrical Equipment	8,183	—	—	8,183
Electronic Equipment, Instruments & Components	5,444	—	—	5,444
Energy Equipment & Services	13,597	—	—	13,597
Health Care Equipment & Supplies	33,452	—	—	33,452
Health Care Providers & Services	32,272	—	—	32,272
Hotels, Restaurants & Leisure	27,483	—	—	27,483
Household Durables	15,787	—	—	15,787
Insurance	6,282	—	—	6,282
Internet & Catalog Retail	17,349	—	—	17,349
Internet Software & Services	37,512	—	—	37,512
IT Services	8,141	—	—	8,141
Leisure Equipment & Products	2,999	—	—	2,999
Life Sciences Tools & Services	18,050	—	—	18,050
Machinery	14,709	—	—	14,709
Media	21,278	—	—	21,278
Multiline Retail	7,904	—	—	7,904
Oil, Gas & Consumable Fuels	30,349	—	—	30,349
Paper & Forest Products	12,967	—	—	12,967
Pharmaceuticals	18,525	—	—	18,525
Professional Services	8,717	8,370	—	17,087
Real Estate Investment Trusts (REITs)	12,466	—	—	12,466
Semiconductors & Semiconductor Equipment	5,713	—	—	5,713
Software	70,602	—	—	70,602
Specialty Retail	41,938	—	—	41,938
Textiles, Apparel & Luxury Goods	15,824	8,858	—	24,682
Trading Companies & Distributors	7,448	—	—	7,448
Wireless Telecommunication Services	5,871	—	—	5,871

18

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Short-Term Investments
Repurchase Agreements	$—	$10,602	$—	$10,602

Total Investments in Securities	$609,780	$27,830	$—	$637,610

The following is a reconciliation of the Fund’s Level 3 investments during the year ended October 31, 2012.

Valuation Description	Balance Beginning at 11/01/2011 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2012 (000s)
Common Stocks
Oil, Gas & Consumable Fuels	$7,369	$—	$—	$—	$—	$(1,178)	$—	$(6,191)[h]	$—

There were no significant transfers between Levels 1 and 2 during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

h	Transferred from Level 3 to Level 2 due to availability of observable market data for pricing input.

w	The amounts in this column are included in the “Realized and change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations.

CAN	Canada.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

19

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Westfield Capital Management Company, L.P.

One Financial Center

24th Floor

Boston, MA 02111

PORTFOLIO MANAGERS

William Muggia

Lead Portfolio Manager

Since 2000

Ethan Meyers, CFA

Since 2000

John Montgomery

Since 2011

Bruce Jacobs, CFA

Since 2011

Hamlen Thompson

Since 2011

Westfield has subadvised the Fund since its inception in 2000.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth

William Muggia

Ethan Meyers

John Montgomery

Bruce Jacobs

Hamlen Thompson

Management’s Discussion of Fund Performance

MARKET REVIEW

Strong economic data points in the U.S., led by housing, autos, consumer confidence, and the Purchasing Managers Index (PMI), have been offset by Europe, which remains mired in a recession, and by sub-par growth in China. In addition, investors are acutely aware of the looming “fiscal cliff” and stubbornly high unemployment. The Federal Reserve announced in September an open-ended mortgage-backed securities purchase program of $40 billion per month and extended its “extremely low rate” guidance through mid-2015. We find it interesting that the Fed also felt the need to emphasize that rates would remain low even after the “economic recovery strengthens.” Our own bottom-up contacts with companies suggest that domestic economic activity has been resilient. We view the current market as a balance between repressed economic conditions and aggressive global liquidity policies. In our view, this balance between lower-than-optimal growth and aggressive liquidity policies remains a net benefit for equities, and we are optimistic on the outlook for our strategies.

PERFORMANCE

Harbor Small Cap Growth Fund returned 6.88% (Institutional Class), 6.61% (Administrative Class), and 6.37% (Investor Class), for the 12 months ended October 31, underperforming the Russell 2000® Growth Index, which gained 9.70%. Positive stock selection in the Materials, Energy, and Information Technology sectors was offset by weakness within Industrials, Health Care, and Consumer Discretionary.

The Materials sector added nearly 200 basis points, or 2 percentage points, to excess returns, generating gains across multiple industries. Diversified chemicals producer Solutia was the best performer in the sector. The stock rose on news that it had agreed to be acquired by chemical manufacturer Eastman Chemical. Westlake Chemical, a U.S.-based manufacturer of ethylene derivatives and PVC products, also contributed meaningfully to performance results. The company uses ethane as a feedstock for its products and has been a clear beneficiary of the U.S. natural-gas glut.

Energy contributed approximately 50 basis points to relative returns, helped primarily by investments in the oil and gas refining industry. Shares of West Coast refiner Tesoro surged in late summer after a fire took a competitor’s refinery off line; a protracted outage could tighten supply in the market significantly. Tesoro’s balance sheet has improved dramatically since we bought the stock in the summer of 2011. Given Tesoro’s tapering capital spending and stronger free cash flow, we believe the company could increase its dividend and redeploy cash through strategic acquisitions. We believe Tesoro’s earnings power should benefit significantly from the company’s acquisition of a California-based refining and marketing operation from oil giant BP.

Information Technology generated over 30 basis points of relative gains. Integrated circuits manufacturer Cirrus Logic, added to the portfolio in early spring, was one of the best performers within the sector. Cirrus supplies parts for Apple’s iPhone 5 and is developing applications for noise and echo cancellation and dimmed LED lighting products. Aruba Networks, which focuses on access solutions for the mobile enterprise,

20

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Arthrocare Corp.	2.9%
Tesoro Corp.	2.9%
Stewart Enterprises Inc.	2.7%
ICON plc ADR	2.3%
Watsco Inc.	2.3%
Team Health Holdings Inc.	2.2%
Titan International Inc.	2.2%
Oil States International Inc.	2.1%
CoStar Group Inc.	2.0%
Swift Transportation Corp.	2.0%

was another strong performer in the sector. As a provider of mobility controllers and routers for enterprise networks, Aruba should benefit from strong growth in the enterprise Wi-Fi market, driven by the proliferation of tablets and smartphones.

Two new investments were initiated within the Consumer Staples sector and both were additive to performance results. We like Natural Grocers by Vitamin Cottage, Inc., for its above-average earnings growth potential, a rare attribute for the Consumer Staples space. The company operates 55 natural and organic grocery stores in the American Midwest and Southwest regions. In addition to substantial unit growth, Natural Grocers’ long-term goals include mid-single-digit comparable same-store sales and 20% operating earnings growth. We also bought B&G Foods, which manages a diverse portfolio of consumer brands and grows primarily through acquisitions. Most of the acquisitions are meaningfully accretive to margins, helping the company generate strong free cash flow and maintain a 4% dividend yield.

Consumer Discretionary detracted 144 basis points from relative performance, primarily as a result of stock-specific weakness within apparel retail and automobile manufacturers. The teen retailer Aeropostale was a performance laggard. We purchased the stock based on our belief that improved comparative sales, tighter inventories, lower commodity costs, and better product acceptance would boost the company’s earnings. Inventory, however, was not turning fast enough to alleviate price competition and the highly promotional environment limited margin recovery. While we think the company’s 2012 earnings could benefit from cost tailwinds, the stock was sold. Our investment in Tesla Motors, a developer of electric vehicles and associated technologies, was also a disappointment. We thought the company would benefit from its development of potentially groundbreaking technology. However, managerial turnover put pressure on the stock and prompted us to exit our position.

Health Care accounted for a 136-basis-point shortfall relative to the index. While we had seven index-besting performers, losses in biotechnology and pharmaceuticals dampened overall results. Sagent Pharmaceuticals, which focuses on development of injectable products, was penalized after cutting revenue expectations for the second half of 2012. Heightened competition and a slower pace of new-product approvals were among the reasons for the downside revision. While we continue to like the company’s strong pipeline of new drugs and its leadership position within the injectable pharmaceuticals niche, the lack of earnings visibility motivated us to sell the stock. Three additional biotechnology and pharmaceutical holdings were sold during the fiscal year and four new securities were purchased.

Unlike other cyclically sensitive areas like Energy and Materials, the Industrials sector did not keep pace with the market advance in the quarter. The portfolio benefited somewhat from strength in some general industrial companies, like Colfax, as well as solid performance from companies in and around residential and commercial construction, such as Beacon Roofing Supply and Steelcase. However, investments in transportation-related stocks contributed to the 96 basis points of relative underperformance.

OUTLOOK AND STRATEGY

The stock market is signaling that the first half of 2013 is likely to be better than current expectations. Rather than try to forecast a global economic outlook that will be dependent on fiscal and monetary action, we want to own companies that we believe can outperform irrespective of how global economic growth rates play out. We focus on identifying what we believe are: above-average organic growers that can grow in excess of the market in a difficult economic environment; high-quality growth companies with strong relative earnings growth versus their peers; and companies where management can return substantial capital to shareholders via growing dividends and stock buybacks with free cash flow.

This report contains the current opinions of Westfield Capital Management Company, L.P. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

21

Harbor Small Cap Growth Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2010

Cusip	411511868

Ticker	HASGX

Inception Date	11/01/2000

Expense Ratio	0.84%

Total Net Assets (000s)	$474,417

ADMINISTRATIVE CLASS

Fund #	2210

Cusip	411511769

Ticker	HRSGX

Inception Date	11/01/2002

Expense Ratio	1.09%

Total Net Assets (000s)	$1,122

INVESTOR CLASS

Fund #	2410

Cusip	411511777

Ticker	HISGX

Inception Date	11/01/2002

Expense Ratio	1.21%

Total Net Assets (000s)	$19,530

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$1,929	$1,435

Price/Earning Ratio (P/E)	26.3x	25.5x

Price/Book Ratio (P/B)	2.9x	3.7x

Beta vs. Russell 2000® Growth Index	1.03	1.00

Portfolio Turnover Rate (Year Ended 10/31/2012)	63%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

22

Harbor Small Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2002 through 10/31/2012

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Small Cap Growth Fund
Institutional Class	6.88%	1.30%	8.82%	11/01/2000	$116,451
Comparative Index
Russell 2000® Growth	9.70%	1.41%	9.66%	—	$125,696

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Small Cap Growth Fund
Administrative Class	6.61%	1.06%	8.58%	11/01/2002	$22,769
Investor Class	6.37%	0.92%	8.41%	11/01/2002	$22,423
Comparative Index
Russell 2000® Growth	9.70%	1.41%	9.66%	—	$25,139

As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Institutional Class); 1.10% (Administrative Class) and 1.22% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

23

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2012

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 4.9%)

COMMON STOCKS—95.1%

Shares		Value (000s)

AEROSPACE & DEFENSE—3.6%
331,530	Hexcel Corp.*	$8,474
146,110	Triumph Group Inc.	9,558

		18,032

AIR FREIGHT & LOGISTICS—1.1%
411,046	XPO Logistics Inc.*	5,644

AUTO COMPONENTS—0.7%
120,611	Tenneco Inc.*	$3,685

BIOTECHNOLOGY—4.5%
283,720	Alkermes plc (IE)*	5,257
139,740	Cubist Pharmaceuticals Inc.*	5,995
587,044	Idenix Pharmaceuticals Inc.*	2,090
153,430	Medivation Inc.*	7,843
56,980	Puma Biotechnology Inc.*	1,174

		22,359

CAPITAL MARKETS—0.8%
463,347	FXCM Inc.	4,170

CHEMICALS—2.6%
218,260	Georgia Gulf Corp.	7,724
65,065	Westlake Chemical Corp.	4,949

		12,673

COMMERCIAL BANKS—1.9%
446,070	East West Bancorp Inc.	9,497

COMMERCIAL SERVICES & SUPPLIES—2.5%
203,720	Progressive Waste Solutions Ltd. (CAN)	3,940
838,462	Steelcase Inc.	8,393

		12,333

COMMUNICATIONS EQUIPMENT—1.7%
472,740	Aruba Networks Inc.*	8,590

CONSUMER FINANCE—1.7%
493,648	DFC Global Corp.*	8,318

DIVERSIFIED CONSUMER SERVICES—2.7%
1,711,003	Stewart Enterprises Inc.	13,294

ENERGY EQUIPMENT & SERVICES—3.5%
141,560	Oil States International Inc.*	10,348
336,640	Superior Energy Services Inc.*	6,844

		17,192

FOOD & STAPLES RETAILING—0.6%
133,059	Natural Grocers By Vitamin Cottage Inc.*	2,698

FOOD PRODUCTS—1.6%
256,990	B&G Foods Inc.	7,779

HEALTH CARE EQUIPMENT & SUPPLIES—8.5%
483,450	Arthrocare Corp.*	14,542
47,340	Haemonetics Corp.*	3,868
423,248	Masimo Corp.	9,299
178,957	Orthofix International NV (NET)*	7,097
409,387	Quidel Corp.*	7,177

		41,983

HEALTH CARE PROVIDERS & SERVICES—4.7%
1,111,840	Health Management Associates Inc.*	8,117
37,130	Mwi Veterinary Supply Inc.*	3,899
413,668	Team Health Holdings Inc.*	11,008

		23,024

HOTELS, RESTAURANTS & LEISURE—3.0%
233,979	Cheesecake Factory Inc.	7,735
160,850	Life Time Fitness Inc.*	7,221

		14,956

INSURANCE—2.5%
46,260	Allied World Assurance Co. Holdings Ltd. (SWS)	3,715
246,840	Validus Holdings Ltd. (BM)	8,837

		12,552

24

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

INTERNET & CATALOG RETAIL—1.1%
211,330	HomeAway Inc.*	$5,433

INTERNET SOFTWARE & SERVICES—2.0%
117,352	CoStar Group Inc.*	9,728

IT SERVICES—1.8%
316,541	MoneyGram International Inc.*	4,919
376,833	WNS Holdings Ltd. ADR (IND)*[1]	3,957

		8,876

LIFE SCIENCES TOOLS & SERVICES—2.3%
473,429	ICON plc ADR (IE)*[1]	11,145

MACHINERY—6.2%
98,555	CLARCOR Inc.	4,458
204,439	Colfax Corp.*	7,031
53,296	Gardner Denver Inc.	3,695
252,040	Rexnord Corp.*	4,567
512,247	Titan International Inc.	10,747

		30,498

MARINE—0.5%
126,330	Matson Inc.	2,684

OIL, GAS & CONSUMABLE FUELS—3.7%
469,840	Matador Resources Co.*	4,149
381,050	Tesoro Corp.	14,369

		18,518

PAPER & FOREST PRODUCTS—1.0%
223,511	KapStone Paper and Packaging Corp.*	4,911

PROFESSIONAL SERVICES—3.8%
212,808	Corporate Executive Board Co.	9,568
316,644	Huron Consulting Group Inc.*	9,135

		18,703

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.4%
290,425	LaSalle Hotel Properties	6,953

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.7%
282,235	Alexander & Baldwin Inc.*	8,165

ROAD & RAIL—4.8%
445,252	Avis Budget Group Inc.*	7,360
471,250	Heartland Express Inc.	6,574
1,012,049	Swift Transportation Corp.*	9,867

		23,801

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.3%
202,913	ATMI Inc.*	$4,007
60,350	Cirrus Logic Inc.*	2,460
262,428	Monolithic Power Systems Inc.*	5,099

		11,566

SOFTWARE—7.2%
623,256	Cadence Design Systems Inc.*	7,891
384,430	Fortinet Inc.*	7,446
308,942	Net 1 UEPS Technologies Inc. (S. AFR)*	2,734
393,000	QLIK Technologies Inc.*	7,235
92,773	SolarWinds Inc.*	4,693
56,664	Ultimate Software Group Inc.*	5,744

		35,743

SPECIALTY RETAIL—3.5%
364,679	Finish Line Inc.	7,587
218,369	Rent-A-Center Inc.	7,278
156,669	Tilly’s Inc.*	2,529

		17,394

TRADING COMPANIES & DISTRIBUTORS—3.6%
205,595	Beacon Roofing Supply Inc.*	6,649
164,665	Watsco Inc.	11,255

		17,904

TOTAL COMMON STOCKS (Cost $413,469)		470,801

SHORT-TERM INVESTMENTS—5.0%
(Cost $24,640)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$24,640	Repurchase Agreement with State Street Corp. dated October 31, 2012 due November 01, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corp. Notes (market value $25,138)	24,640

TOTAL INVESTMENTS—100.1% (Cost $438,109)		495,441

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.1)%		(372)

TOTAL NET ASSETS—100.0%		$495,069

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $24,640 are classified as Level 2. All other holdings at October 31, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or October 31, 2012 and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

25

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

BM	Bermuda.

CAN	Canada.

IE	Ireland.

IND	India.

NET	Netherlands.

S. AFR	South Africa.

SWS	Switzerland.

The accompanying notes are an integral part of the Financial Statements.

26

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Aristotle Capital Management, LLC

11100 Santa Monica Boulevard

Suite 1700

Los Angeles, CA 90025

PORTFOLIO MANAGER

Howard Gleicher, CFA

Since 2012

Aristotle has subadvised the Fund

since 2012.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Large cap value stocks

Howard Gleicher

Management’s Discussion of Fund Performance

MARKET REVIEW

U.S. equities turned in a solid performance for fiscal 2012, with large cap value stocks leading the way. The Russell 1000® Value Index returned 16.89%. The advance was fairly broad based, with 9 of the 10 economic sectors within the index moving higher. Nonetheless markets were volatile, mirroring investor concerns over a number of ongoing macroeconomic issues.

It is reflective of the growing interconnectedness of countries and economies when elections in a country some 6,000 miles away from North America, with a total of 11 million inhabitants, can have such a profound impact on North American markets. The elections in Greece on May 6—where no party won a clear majority, where austerity was hardly embraced, and where attempts to form a coalition government ended in failure—subsequently sent markets in the United States down almost 9%.

The “redo” elections of June 18 in Greece showed meaningful progress in a very short period of time. The New Democracy party, with its support of European bailout measures and austerity programs, won the day; and with that victory, the specter of a Greek exit from the European Union faded. U.S. markets started to recover and focus turned briefly from macro events to what has historically driven markets in the long run: business values.

However, macroeconomic events were not totally behind us, as Spain entered the spotlight along with the uncertainties created by the Arab Spring/Winter, China soft/hard landing, and the U.S. elections. Finally some degree of clarity was achieved as both Mario Draghi of the European Central Bank and Ben Bernanke of the U.S. Federal Reserve announced within days of each other that central banks would provide unlimited resources (in other words, print as much money) as deemed necessary to provide stability in their respective troubled economies. In the words of economist Dr. Ed Yardini, “So happy days are here again!”

PERFORMANCE

Harbor Large Cap Value Fund outperformed its benchmark for fiscal 2012. The Fund returned 17.41% (Institutional Class), 17.15% (Administrative Class), and 17.04% (Investor Class), compared with the 16.89% return of the Russell 1000® Value Index.

Stock selection added value in the Information Technology, Financials, Energy, Consumer Staples, and Consumer Discretionary sectors. This was offset in part by sector positioning, especially an above-benchmark weight in Information Technology, the only sector in the index to post a negative return.

Leading contributors among individual stocks included Consumer Discretionary names Lennar, Home Depot, Time Warner, and Walt Disney; General Electric in the Industrials sector; Energy holding Phillips 66; Financials names Bank of America and Banco Santander; Consumer Staples holding Diageo; and Visa in the Information Technology sector. Disney and Visa were sold from the portfolio. Major detractors included global power company AES in the Utilities sector, Consumer Discretionary holding J.C. Penney, and SPX in the Industrials sector. Other detractors included Financials holdings Citigroup, Prudential, and Goldman Sachs, all of which were sold.

Aristotle Capital Management, LLC became subadviser of Harbor Large Cap Value Fund effective May 25. From May 25 through the end of the fiscal year on October 31, the

27

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
eBay Inc.	3.5%
Home Depot Inc.	3.5%
Hershey Co.	3.3%
Diageo plc ADR	3.2%
Lennar Corp.	3.2%
Abbott Laboratories	3.1%
EMC Corp.	3.1%
Time Warner Inc.	3.0%
Unilever NV	3.0%
Phillips 66	2.7%

Fund generated a return of 10.47% (Institutional Class), while the Russell 1000® Value Index returned 10.66%. Security selection was the main driver of Fund performance for this period, and stock selection in Financials was particularly strong. As one might expect, when central banks promise unlimited liquidity, banks in general tend to benefit. Our holdings in that sector reacted positively, adding to relative performance.

Investment decisions at Aristotle Capital Management are driven by our bottom-up fundamental company analysis and as such, our investment performance is typically driven by stock selection rather than sector allocation. This phenomenon is particularly relevant in periods where markets are affected less by macro geopolitical events, allowing investors to focus on business values. Moving into the first few days of June, markets continued to focus on macro geopolitical fears, keeping volatility high and expectations low. This seemed to change with the elections in Greece on June 18.

During the summer, oil prices bounced back sharply in response to the promise of an unlimited monetary backstop, boosting investor optimism and impacting several of the Energy companies in the portfolio. Hess and Phillips 66 posted strong gains. Most of the Information Technology companies also showed strong results and in aggregate out performed the Technology names in the index. The Fund’s Utilities holdings were the weakest in terms of security selection since May 25. Shares of AES, a global power company, declined after it reported disappointing quarterly results. Although the company has been negatively affected by several issues, we believe they are short term in nature and are not threats to its long-term operational success.

Two other holdings, SPX Corporation and J.C. Penney, have been notably weak. A merger between SPX and ClydeUnion has proven more difficult than expected and has pushed operational synergies back a few quarters; meanwhile J.C. Penney has struggled with implementation of a new pricing strategy and rebranding of the franchise. However, we believe most of the heavy lifting in both situations has been completed and we look forward to seeing operational improvements.

Sector contributions have been generally negative, although favorable stock selection more than outweighed sector allocation decisions. Our overweighted position in Information Technology accounted for over half of the overall underperformance due to sector allocations. We continue to position the portfolio where, from our bottom-up perspective, we find value. Right now that has led us to overweight Information Technology and Consumer Staples. Conversely, we are underweight Energy and Financials.

OUTLOOK AND STRATEGY

Our overall outlook is generally positive. Global GDP growth is bumping along in the 5% range (down from the double-digit growth rates posted earlier last decade) and with the above mentioned commitment to global monetary accommodation, we see little evidence that things will get materially worse. We think this bodes well for U.S. corporate profit growth and hence overall U.S. financial markets.

This report contains the current opinions of Aristotle Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

28

Harbor Large Cap Value Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2013

Cusip	411511603

Ticker	HAVLX

Inception Date	12/29/1987

Net Expense Ratio	0.68%[a]

Total Net Assets (000s)	$140,323

ADMINISTRATIVE CLASS

Fund #	2213

Cusip	411511751

Ticker	HRLVX

Inception Date	11/01/2002

Net Expense Ratio	0.93%[a]

Total Net Assets (000s)	$7,823

INVESTOR CLASS

Fund #	2413

Cusip	411511744

Ticker	HILVX

Inception Date	11/01/2002

Net Expense Ratio	1.05%[a]

Total Net Assets (000s)	$11,058

a	Reflective of a contractual expense cap effective through February 28, 2013.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$55,282	$91,872

Price/Earning Ratio (P/E)	17.4x	15.6x

Price/Book Ratio (P/B)	2.3x	1.9x

Beta vs. Russell 1000® Value Index	0.94	1.00

Portfolio Turnover Rate (Year Ended 10/31/2012)	125%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

29

Harbor Large Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2002 through 10/31/2012

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Large Cap Value Fund
Institutional Class	17.41%	-1.04%	6.52%	12/29/1987	$93,992
Comparative Index
Russell 1000® Value	16.89%	-1.00%	7.34%	—	$101,569

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Large Cap Value Fund
Administrative Class	17.15%	-1.29%	6.29%	11/01/2002	$18,406
Investor Class	17.04%	-1.40%	6.11%	11/01/2002	$18,090
Comparative Index
Russell 1000® Value	16.89%	-1.00%	7.34%	—	$20,314

As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Net) and 0.71% (Gross) (Institutional Class); 0.93% (Net) and 0.96% (Gross) (Administrative Class); and 1.05% (Net) and 1.08% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

30

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2012

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.1%)

COMMON STOCKS—97.9%

Shares		Value (000s)
AEROSPACE & DEFENSE—2.4%
56,400	General Dynamics Corp.	$3,840

BEVERAGES—3.2%
44,600	Diageo plc ADR (UK)[1]	5,095

CAPITAL MARKETS—1.6%
185,700	Charles Schwab Corp.	2,522

CHEMICALS—4.9%
128,600	Dow Chemical Co.	3,768
57,400	Ecolab Inc.	3,995

		7,763

COMMERCIAL BANKS—10.6%
420,184	Banco Santander SA ADR (SP)[1]	3,135
101,000	First Republic Bank	3,469
33,600	M&T Bank Corp.	3,498
698,700	Mitsubishi UFJ Financial Group Inc. ADR (JP)[1]	3,137
134,400	Suntrust Bank Inc.	3,656

		16,895

COMPUTERS & PERIPHERALS—3.1%
200,500	EMC Corp.*	$4,896

DIVERSIFIED FINANCIAL SERVICES—4.8%
395,600	Bank of America Corp.	3,687
94,300	JP Morgan Chase & Co.	3,930

		7,617

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.5%
123,600	TE Connectivity Ltd. (SWS)	3,978

ENERGY EQUIPMENT & SERVICES—2.4%
120,700	Halliburton Co.	3,897

FOOD PRODUCTS—8.5%
49,800	Bunge Ltd. (BM)	3,537
75,100	Hershey Co.	5,171
130,000	Unilever NV (NET)	4,770

		13,478

GAS UTILITIES—2.4%
186,600	Questar Corp.	3,777

HEALTH CARE EQUIPMENT & SUPPLIES—4.9%
59,500	Baxter International Inc.	3,726
73,300	Covidien plc	4,028

		7,754

HOUSEHOLD DURABLES—3.2%
135,600	Lennar Corp.	5,081

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—2.0%
308,500	AES Corp.	3,224

INDUSTRIAL CONGLOMERATES—2.5%
190,800	General Electric Co.	4,018

INSURANCE—1.5%
104,000	Progressive Corp.	2,319

INTERNET SOFTWARE & SERVICES—3.5%
115,000	eBay Inc.*	5,553

IT SERVICES—2.6%
21,500	International Business Machines Corp.	4,182

MACHINERY—4.5%
43,200	Deere & Co.	3,691
50,100	SPX Corp.	3,436

		7,127

MEDIA—3.0%
109,400	Time Warner Inc.	4,754

MULTILINE RETAIL—1.5%
101,700	JC Penney Co. Inc.	2,442

OIL, GAS & CONSUMABLE FUELS—7.2%
56,000	Hess Corp.	2,927
91,800	Phillips 66	4,329
40,000	Pioneer Natural Resources Co.	4,226

		11,482

PHARMACEUTICALS—4.5%
75,800	Abbott Laboratories	4,967
72,800	Hospira Inc.*	2,234

		7,201

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.4%
133,700	Texas Instruments Inc.	3,756

31

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
SOFTWARE—2.5%
130,700	Oracle Corp.	$4,058

SPECIALTY RETAIL—3.5%
91,300	Home Depot Inc.	5,604

WIRELESS TELECOMMUNICATION SERVICES—2.2%
909,743	Vodafone Group plc (UK)	2,470
38,200	Vodafone Group plc ADR (UK)[1]	1,040

		3,510

TOTAL COMMON STOCKS (Cost $138,980)		155,823

SHORT-TERM INVESTMENTS—2.0%
(Cost $3,222)
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$3,222	Repurchase Agreement with State Street Corp. dated October 31, 2012 due November 01, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corp. Notes (market value $3,287)	$3,222

TOTAL INVESTMENTS—99.9% (Cost $142,202)		159,045

CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		159

TOTAL NET ASSETS—100.0%		$159,204

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $3,222 and holdings in the Wireless Telecommunication Services category valued at $2,470 are classified as Level 2. All other holdings at October 31, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or October 31, 2012 and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

BM	Bermuda.

JP	Japan.

NET	Netherlands.

SP	Spain.

SWS	Switzerland.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

32

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

LSV Asset Management

155 North Wacker Drive Suite 4600

Chicago, IL 60606

PORTFOLIO MANAGERS

Josef Lakonishok, Ph.D.

Since 2004

Menno Vermeulen, CFA

Since 2004

Puneet Mansharamani, CFA

Since 2006

LSV has subadvised the Fund since 2004.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers

Josef Lakonishok

Menno Vermeulen

Puneet Mansharamani

Management’s Discussion of Fund Performance

MARKET REVIEW

U.S. equities posted double-digit returns for fiscal 2012, with large cap stocks leading the way. The S&P 500 Index returned 15.21% for the 12 months ended October 31. Mid cap and small cap stocks lagged somewhat but still registered strong returns. The Russell Midcap® Index finished up 12.15% while the Russell 2000® Index of small cap stocks was up 12.08%. After lagging for some time, value stocks led growth stocks across all market cap ranges. Among mid cap stocks, the Russell Midcap® Value Index advanced 14.99% compared to 9.09% for the Russell Midcap® Growth Index.

Macroeconomic events continued to play a significant role in the markets. Stocks surged early in the fiscal year, fueled by strong corporate earnings and improved employment numbers. Markets reversed course in April and May, however, as the European debt crisis again took center stage on worries that Greece, Spain, and other troubled countries could ignite a banking crisis and threaten the long-term prospects of the European Monetary Union. These fears were mitigated with subsequent comments from the European Central Bank that it would do whatever was necessary to support the euro. The ECB also signaled its willingness to pursue a securities-buying program to support the bond markets of troubled euro-zone countries. This, combined with further easing by the Federal Reserve and the ECB, helped boost investor sentiment late in the fiscal year.

While defensive sectors generally held up well in the past several years given the flight to safety in equity markets, stocks in more economically-sensitive sectors were the leading performers in fiscal 2012. Consumer Discretionary and Financials names led among mid cap stocks, while Information Technology and Energy were the weakest-performing sectors.

PERFORMANCE

Harbor Mid Cap Value Fund returned 14.50% (Institutional Class), 14.17% (Administrative Class), and 14.06% (Investor Class), for the 12 months ended October 31, compared with the 14.99% return of the Russell Midcap® Value benchmark. Sector positioning detracted somewhat from the Fund’s performance relative to the index. Above-benchmark weightings in Technology and Energy stocks hurt relative performance; however, this was offset in part by an overweighted position in the Consumer Discretionary sector, which led the market.

Stock selection added value in the Consumer Discretionary, Financials, and REIT (real estate investment trust) areas. This was offset somewhat by selection among Consumer Staples and Industrials names. Top performers in the Fund included retailers Dillard’s, Macy’s, and Gap. Media company Gannett also added value in the Consumer Discretionary sector. In the Financials sector we saw good performance from insurance holdings, including Delphi Financial Group, Allstate, and Protective Life. Among REITs, CBL & Associates and PennyMac Mortgage added value. Detractors included Navistar and R.R. Donnelley in the Industrials sector, grocery stores Safeway and Supervalu, and food companies Archer Daniels Midland and Smithfield Foods.

33

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Ameriprise Financial Inc.	1.7%
CA Inc.	1.7%
CBL & Associates Properties Inc.	1.7%
Valero Energy plc	1.7%
American Electric Power Co. Inc.	1.5%
Entergy Corp.	1.5%
Hess Corp.	1.5%
L-3 Communications Holdings Inc.	1.5%
Aetna Inc.	1.4%
Discover Financial Services	1.4%

OUTLOOK AND STRATEGY

Our portfolio decision-making process is strictly quantitative and driven by (1) a proprietary model that ranks securities on fundamental measures of value and indicators of near-term appreciation potential and, (2) a portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. The process is purely bottom-up with no emphasis placed on macroeconomic analysis.

Sector weightings are a residual of our bottom-up stock selection process, subject to minimum and maximum exposures to sectors and industries. Relative to the value benchmark, the Fund is overweight in Technology, Consumer Staples, Financials (ex-REITs) and Consumer Discretionary stocks. The Fund is underweight to REITs and Utilities. The most significant changes in relative sector weights over the past 12 months were an increase to Consumer Staples and a decrease to Health Care. The change in Consumer Staples resulted from an increase in our holdings in the sector as well as a decrease in the sector’s weight within the benchmark. We continued to reduce our exposure to the Health Care sector and are now underweight relative to the benchmark. Holdings we sold or trimmed included biotechnology stocks Amgen and Gilead Sciences, providers of health care products and services Coventry Healthcare and Lincare Holdings, and pharmaceutical names Forest Labs, Eli Lilly, and Par Pharmaceuticals. Merger and acquisition activity in the Health Care sector helped the Fund’s returns in fiscal 2012, as holdings in several of these companies were sold from the portfolio after they received takeover offers at substantial premiums above their previous share prices.

In our view, the Fund remains attractively positioned from a valuation standpoint. As of October 31 it traded at 9.6x forward earnings compared to 13.7x for the Russell Midcap® Value Index, 1.2x book versus 1.6x for the benchmark, and 5.7x cash flow compared to 8.4x for the index. The valuation characteristics changed very little over the past 12 months even though equity markets posted double-digit returns. The companies we are holding continue to generate strong earnings and good cash flow but trade at what we believe are very attractive multiples.

This report contains the current opinions of LSV Asset Management at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

34

Harbor Mid Cap Value Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2023

Cusip	411511835

Ticker	HAMVX

Inception Date	03/01/2002

Net Expense Ratio	0.95%[a]

Total Net Assets (000s)	$63,551

ADMINISTRATIVE CLASS

Fund #	2223

Cusip	411511728

Ticker	HRMVX

Inception Date	11/01/2002

Net Expense Ratio	1.20%[a]

Total Net Assets (000s)	$1,274

INVESTOR CLASS

Fund #	2423

Cusip	411511736

Ticker	HIMVX

Inception Date	11/01/2002

Net Expense Ratio	1.32%[a]

Total Net Assets (000s)	$3,087

a	Reflective of a contractual expense cap effective through February 28, 2013.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$7,975	$8,154

Price/Earning Ratio (P/E)	12.2x	19.1x

Price/Book Ratio (P/B)	1.2x	1.6x

Beta vs. Russell Midcap® Value Index	1.08	1.00

Portfolio Turnover Rate (Year Ended 10/31/2012)	37%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

35

Harbor Mid Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2002 through 10/31/2012

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Mid Cap Value Fund
Institutional Class	14.50%	1.60%	7.41%	03/01/2002	$102,211
Comparative Index
Russell Midcap® Value	14.99%	1.68%	10.63%	—	$137,255

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Mid Cap Value Fund
Administrative Class	14.17%	1.35%	7.22%	11/01/2002	$20,078
Investor Class	14.06%	1.21%	7.09%	11/01/2002	$19,845
Comparative Index
Russell Midcap® Value	14.99%	1.68%	10.63%	—	$27,451

As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 1.08% (Gross) (Institutional Class); 1.20% (Net) and 1.33% (Gross) (Administrative Class); and 1.32% (Net) and 1.45% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

36

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2012

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.9%)

COMMON STOCKS—98.1%

Shares		Value (000s)

AEROSPACE & DEFENSE—4.1%
2,700	Engility Holdings Inc.*	$51
6,700	Exelis Inc.	74
13,500	L-3 Communications Holdings Inc.	997
11,400	Northrop Grumman Corp.	783
15,400	Raytheon Co.	871

		2,776

AUTO COMPONENTS—2.7%
12,800	Autoliv Inc.	737
9,900	Lear Corp.	422
14,800	TRW Automotive Holdings Corp.*	688

		1,847

BEVERAGES—0.5%
9,900	Coca-Cola Enterprises Inc.	311

CAPITAL MARKETS—2.5%
19,400	Ameriprise Financial Inc.	1,133
13,400	State Street Corp.	597

		1,730

CHEMICALS—3.4%
4,100	Ashland Inc.	292
10,400	Cabot Corp.	372
14,800	Eastman Chemical Co.	877
37,100	Huntsman Corp.	558
2,300	Stepan Co.	220

		2,319

COMMERCIAL BANKS—4.8%
20,000	Banco Latinoamericano de Comercio Exterior SA (PA)	450
56,700	Fifth Third Bancorp.	824
106,000	Huntington Bancshares Inc.	677
97,700	KeyCorp.	823
4,800	PNC Financial Services Group Inc.	279
36,000	Regions Financial Corp.	235

		3,288

COMMERCIAL SERVICES & SUPPLIES—0.4%
28,200	R.R. Donnelley & Sons Co.	283

COMMUNICATIONS EQUIPMENT—1.7%
6,900	Comtech Telecommunications Corp.	174
20,700	Harris Corp.	947

		1,121

COMPUTERS & PERIPHERALS—2.3%
16,100	Lexmark International Inc.	342
28,300	Seagate Technology plc (IE)	773
12,900	Western Digital Corp.	442

		1,557

CONSTRUCTION & ENGINEERING—1.1%
16,500	Tutor Perini Corp.*	167
16,300	URS Corp.	546

		713

CONSUMER FINANCE—2.5%
6,400	Capital One Financial Corp.	385
23,600	Discover Financial Services	968
13,700	Nelnet Inc.	334

		1,687

CONTAINERS & PACKAGING—1.5%
53,300	Boise Inc.	447
12,500	Owens-Illinois Inc.*	244

37

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

CONTAINERS & PACKAGING—Continued
4,600	Rock-Tenn Co.	$337

		1,028

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
100,400	Vonage Holdings Corp.*	228

ELECTRIC UTILITIES—4.4%
23,100	American Electric Power Co. Inc.	1,027
14,500	Entergy Corp.	1,052
34,000	Portland General Electric Co.	932

		3,011

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.5%
22,600	Ingram Micro Inc.*	343
20,500	TE Connectivity Ltd. (SWS)	660
11,900	Tech Data Corp.*	527
23,300	Vishay Intertechnology Inc.*	193

		1,723

ENERGY EQUIPMENT & SERVICES—0.8%
29,700	Nabors Industries Ltd. (BM)*	401
6,900	Superior Energy Services Inc.*	140

		541

FOOD & STAPLES RETAILING—2.6%
30,600	Kroger Co.	772
53,100	Safeway Inc.	866
41,600	SUPERVALU Inc.	129

		1,767

FOOD PRODUCTS—3.9%
21,400	Archer Daniels Midland Co.	574
4,000	Bunge Ltd. (BM)	284
20,000	Chiquita Brands International Inc.*	144
14,900	Fresh Del Monte Produce Inc.	375
3,500	Ingredion Inc.	215
29,700	Smithfield Foods Inc.*	608
24,900	Tyson Foods Inc.	419

		2,619

GAS UTILITIES—0.7%
12,900	Atmos Energy Corp.	464

HEALTH CARE EQUIPMENT & SUPPLIES—2.1%
59,300	Boston Scientific Corp.*	305
9,000	Greatbatch Inc.*	198
13,900	Zimmer Holdings Inc.	892

		1,395

HEALTH CARE PROVIDERS & SERVICES—2.8%
22,400	Aetna Inc.	979
8,100	CIGNA Corp.	413
28,200	Kindred Healthcare Inc.*	276
7,300	LifePoint Hospitals Inc.*	258

		1,926

HOTELS, RESTAURANTS & LEISURE—0.4%
7,300	Bob Evans Farms Inc.	278

HOUSEHOLD DURABLES—2.8%
15,500	American Greetings Corp.	266
11,700	Harman International Industries Inc.	491
12,300	Newell Rubbermaid Inc.	254
9,100	Whirlpool Corp.	889

		1,900

INSURANCE—10.7%
7,400	Aflac Inc.	$368
3,800	Allied World Assurance Co. Holdings Ltd. (SWS)	305
15,600	Allstate Corp.	624
16,900	American Equity Investment Life Holding Co.	195
16,600	American Financial Group Inc.	644
10,300	Aspen Insurance Holdings Ltd. (BM)	333
4,500	Chubb Corp.	347
7,500	Endurance Specialty Holdings Ltd. (BM)	304
3,300	Everest Re Group Ltd. (BM)	367
26,700	Hartford Financial Services Group Inc.	580
17,300	Horace Mann Educators Corp.	332
16,400	Lincoln National Corp.	407
5,300	PartnerRE Ltd. (BM)	429
13,400	Principal Financial Group	369
8,400	Protective Life Corp.	229
5,800	StanCorp Financial Group Inc.	199
16,000	Tower Group Inc.	288
17,100	Unum Group	347
17,400	Validus Holdings Ltd. (BM)	623

		7,290

IT SERVICES—2.1%
20,900	Amdocs Ltd.	691
34,100	Convergys Corp.	573
16,400	SAIC Inc.	181

		1,445

MACHINERY—3.1%
15,100	AGCO Corp.*	687
22,300	Briggs & Stratton Corp.	440
7,600	Navistar International Corp.*	143
4,400	Parker Hannifin Corp.	346
12,600	Timken Co.	498

		2,114

MEDIA—1.5%
43,400	Gannett Inc.	733
48,300	Journal Communications Inc.*	271

		1,004

METALS & MINING—1.1%
9,200	Cliffs Natural Resources Inc.	334
7,700	Reliance Steel & Aluminum Co.	418

		752

MULTILINE RETAIL—3.4%
9,600	Dillard’s Inc.	739
16,800	Kohl’s Corp.	895
17,600	Macy’s Inc.	670

		2,304

MULTI-UTILITIES—1.3%
26,500	Public Service Enterprise Group Inc.	849

OFFICE ELECTRONICS—0.7%
71,500	Xerox Corp.	461

OIL, GAS & CONSUMABLE FUELS—8.3%
19,500	Hess Corp.	1,019
13,400	Marathon Oil Corp.	403
16,400	Marathon Petroleum Corp.	901
14,600	Murphy Oil Corp.	876
18,300	Tesoro Corp.	690
57,200	USEC Inc.*	39
40,100	Valero Energy plc	1,167
31,600	W&T Offshore Inc.	535

		5,630

38

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

PAPER & FOREST PRODUCTS—0.8%
6,700	Domtar Corp.	$534

PERSONAL PRODUCTS—0.7%
10,900	Usana Health Sciences Inc.*	470

PHARMACEUTICALS—0.3%
8,200	Endo Pharmaceuticals Holdings Inc.*	235

REAL ESTATE INVESTMENT TRUSTS (REITs)—8.0%
56,200	Brandywine Realty Trust	652
50,300	CBL & Associates Properties Inc.	1,125
27,000	CommonWealth REIT	370
27,600	Hospitality Properties Trust	638
64,100	Lexington Realty Trust	608
56,700	MFA Financial Inc.	463
19,600	PennyMac Mortgage Investment Trust	499
48,600	Sunstone Hotel Investors Inc.*	480
48,400	Two Harbors Investment Corp.	578

		5,413

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.5%
72,500	Amkor Technology Inc.*	313
7,200	KLA-Tencor Corp.	335
48,900	Marvell Technology Group Ltd. (BM)	386

		1,034

SOFTWARE—1.7%
50,000	CA Inc.	1,126

SPECIALTY RETAIL—1.5%
27,900	GameStop Corp.	637
20,500	Radioshack Corp.	46

SPECIALTY RETAIL—Continued
14,100	Stage Stores Inc.	$345

		1,028

TEXTILES, APPAREL & LUXURY GOODS—0.2%
12,900	The Jones Group Inc.	152

TOBACCO—0.4%
5,300	Universal Corp.	263

TOTAL COMMON STOCKS (Cost $66,286)		66,616

SHORT-TERM INVESTMENTS—1.9%
(Cost $1,314)
Principal Amount (000s)

REPURCHASE AGREEMENTS
$1,314	Repurchase Agreement with State Street Corp. dated October 31, 2012 due November 01, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corp. Notes (market value $1,340)	1,314

TOTAL INVESTMENTS—100.0% (Cost $67,600)		67,930

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		(18)

TOTAL NET ASSETS—100.0%		$67,912

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $1,314 are classified as Level 2. All other holdings at October 31, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or October 31, 2012 and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

BM	Bermuda.

IE	Ireland.

PA	Panama.

SWS	Switzerland.

The accompanying notes are an integral part of the Financial Statements.

39

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

EARNEST Partners LLC

1180 Peachtree Street NE

Suite 2300

Atlanta, GA 30309

PORTFOLIO MANAGER

Paul Viera

Since 2001

EARNEST Partners has subadvised the Fund since its inception in 2001.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks

Paul Viera

Management’s Discussion of Fund Performance

MARKET REVIEW

U.S. equity markets posted strong returns for fiscal 2012. Domestic markets outpaced international markets as returns, both at home and abroad, were driven largely by worries over the global economy.

After a strong start to the fiscal year, stocks retreated as concerns regarding Greece in particular and the euro zone as a whole resurfaced. The pullback, in the second quarter of calendar 2012, was driven largely by fears over the effectiveness of austerity measures within the region. Investors questioned whether the euro zone would remain intact, causing speculation as to what the repercussions might be for the rest of the world. In the following months, however, the European Central Bank made clear that it would take whatever steps necessary to keep the euro intact, outlining a new framework for buying sovereign debt of member nations. These positive signals seemed to buoy investors worldwide. Meanwhile, emerging markets, which had been a primary driver of global economic growth in recent years, slowed as a result of slumping demand from Europe and other developed regions. In response, many emerging countries introduced new fiscal stimulus measures designed to offset decreased export demand and support local economies. Despite the slowdown, emerging markets continued to achieve economic growth that is the envy of most developed countries.

The U.S. economy continued to post positive but modest growth. The housing market was a relative bright spot for the economy with improving sales of new and existing homes, and prices beginning to show year-over-year increases after years of decline. Despite the improvement in housing, the unemployment rate still hovered around 8% with no meaningful reduction over the course of the fiscal year. In an effort to boost the economy, the Federal Reserve announced plans for another round of quantitative easing. The QE3 program consists of monthly purchases of $40 billion in mortgage-backed securities, without a definitive termination date, in order to keep mortgage and other borrowing rates low. The Fed also pledged to keep its target federal funds rate at current levels until mid-2015, an extension from the previous target of 2014. The downside of such loose monetary policy is an increased risk of inflation. On that front, energy prices steadily increased and the summer drought in the Midwest contributed to wheat and corn price increases. Despite these pricing pressures, the U.S. inflation rate, as measured by the Consumer Price Index, remained a low 1.77% as of the end of the third calendar quarter, below the long-term average and well within the Fed’s comfort zone.

PERFORMANCE

Harbor Small Cap Value Fund returned 9.60% (Institutional Class), 9.35% (Administrative Class), and 9.17% (Investor Class), for the 12 months ended October 31, underperforming the Russell 2000® Value Index, which returned 14.47%. The Fund had a relative underweight to the more-defensive economic sectors, which contributed to its underperformance relative to the index. Equity markets were volatile in fiscal year 2012, as investors appeared to trade on macroeconomic headline news—in particular the concerns over Europe and fears of a global slowdown. As such, risk-aversion led investors, especially in the first half of the fiscal year, to flock to sectors considered more defensive (e.g., Utilities and Consumer Staples) and/or to companies with high dividend yields (e.g., REITs). Meanwhile, sectors that are more economically sensitive, such as Energy and Information Technology, were punished, despite having, in our view, a greater ability to grow earnings over the long term.

40

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
PVH Corp.	4.2%
Amerigroup Corp.	4.1%
Bristow Group Inc.	3.0%
Hexcel Corp.	3.0%
Oneok Inc.	2.9%
Valspar Corp.	2.9%
Core Laboratories NV	2.8%
Snap-on Inc.	2.8%
Lufkin Industries Inc.	2.7%
Raymond James Financial Inc.	2.6%

For example, one area of the market that performed particularly well during the first half of fiscal 2012 was mortgage REITs (real estate investment trusts) within the Financials sector. Mortgage REITs take on leverage to buy mortgage-backed securities and generate income on the loan spread. While these companies provide a high current dividend yield, they also come with a number of risks. First, there is no guarantee that the repo market on which these companies rely will not dry up as it did in 2008 and 2009. Secondly, a rising interest rate environment could wipe out all of the income (dividends) associated with these companies, leaving them overpriced. As such, we have for some time had a zero weight to mortgage REITS as we do not believe the potential return compensates for the risk.

The Fund’s absolute performance was driven by stock selection in areas such as Consumer Discretionary and Health Care. For example, Consumer Discretionary holding PVH Corp. was up 48%. The company designs, markets, and distributes apparel products through both wholesale and retail channels under its flagship Calvin Klein and Tommy Hilfiger brands, among others. PVH has demonstrated an ability to identify and promote brands that resonate with a global audience, actually growing its revenue in Europe through market share gains despite broad macroeconomic weakness and restrained discretionary spending. In October, the company announced the acquisition of Warnaco, the licensor of Calvin Klein; this appears to make strategic sense as the deal brings this business in-house.

OUTLOOK AND STRATEGY

As of October 31, the Fund was overweight relative to the index in the Industrials, Energy, Health Care, Materials, and Telecommunications sectors and was underweight in Financials, Consumer Staples, Consumer Discretionary, and Utilities. The Fund had a market weight to Informational Technology. The Fund’s relative overweight and underweight positions are an outgrowth of where we are finding what we believe to be good individual investment opportunities.

In managing Harbor Small Cap Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that we believe are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

This report contains the current opinions of EARNEST Partners LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

41

Harbor Small Cap Value Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2022

Cusip	411511843

Ticker	HASCX

Inception Date	12/14/2001

Expense Ratio	0.85%

Total Net Assets (000s)	$473,100

ADMINISTRATIVE CLASS

Fund #	2222

Cusip	411511710

Ticker	HSVRX

Inception Date	11/01/2002

Expense Ratio	1.10%

Total Net Assets (000s)	$8,786

INVESTOR CLASS

Fund #	2422

Cusip	411511694

Ticker	HISVX

Inception Date	11/01/2002

Expense Ratio	1.22%

Total Net Assets (000s)	$13,820

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$2,929	$1,138

Price/Earning Ratio (P/E)	16.9x	18.7x

Price/Book Ratio (P/B)	2.1x	1.3x

Beta vs. Russell 2000® Value Index	0.91	1.00

Portfolio Turnover Rate (Year Ended 10/31/2012)	14%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

42

Harbor Small Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2002 through 10/31/2012

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Small Cap Value Fund
Institutional Class	9.60%	0.56%	9.26%	12/14/2001	$121,185
Comparative Index
Russell 2000® Value	14.47%	0.87%	9.38%	—	$122,553

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Small Cap Value Fund
Administrative Class	9.35%	0.32%	9.05%	11/01/2002	$23,778
Investor Class	9.17%	0.19%	8.87%	11/01/2002	$23,401
Comparative Index
Russell 2000® Value	14.47%	0.87%	9.38%	—	$24,511

As stated in the Fund’s current prospectus, the expense ratios were 0.86% (Institutional Class); 1.11% (Administrative Class); and 1.23% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

43

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2012

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.6%)

COMMON STOCKS—98.4%

Shares		Value (000s)

AEROSPACE & DEFENSE—6.7%
229,600	AAR Corp.	$3,465
583,000	Hexcel Corp.*	14,901
191,698	Moog Inc.*	7,095
121,900	Teledyne Technologies Inc.*	7,805

		33,266

CAPITAL MARKETS—5.5%
263,873	Eaton Vance Corp.	7,425
500,700	Jefferies Group Inc.	7,130
337,468	Raymond James Financial Inc.	12,871

		27,426

CHEMICALS—4.3%
166,400	Scotts Miracle-Gro Co.	7,123
253,500	Valspar Corp.	14,204

		21,327

COMMERCIAL BANKS—3.1%
372,109	Trustmark Corp.	$8,733
275,610	United Bankshares Inc.	6,568

		15,301

COMMUNICATIONS EQUIPMENT—1.9%
680,719	Arris Group Inc.*	9,353

CONSTRUCTION & ENGINEERING—1.2%
173,700	URS Corp.	5,815

CONSUMER FINANCE—1.7%
219,669	Cash America International Inc.	8,587

ELECTRICAL EQUIPMENT—4.5%
310,700	EnerSys*	10,713
197,300	Franklin Electric Co. Inc.	11,432

		22,145

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—5.4%
312,802	Checkpoint Systems Inc.*	2,540
28,200	Coherent Inc.*	1,287
424,436	FLIR Systems Inc.	8,247
205,167	Itron Inc.*	8,424
120,100	Littelfuse Inc.	6,438

		26,936

ENERGY EQUIPMENT & SERVICES—9.4%
296,506	Bristow Group Inc.	14,802
136,200	Core Laboratories NV	14,118
266,124	Lufkin Industries Inc.	13,309
669,871	Newpark Resources Inc.*	4,548

		46,777

GAS UTILITIES—6.8%
306,800	Oneok Inc.	14,512
204,869	South Jersey Industries Inc.	10,364
222,637	WGL Holdings Inc.	8,854

		33,730

HEALTH CARE EQUIPMENT & SUPPLIES—1.2%
232,733	Cantel Medical Corp.	6,053

HEALTH CARE PROVIDERS & SERVICES—7.2%
278,673	Amedisys Inc.*	3,077
222,700	Amerigroup Corp.*	20,341
261,362	Healthways Inc.*	2,543
143,392	Mednax Inc.*	9,891

		35,852

HOTELS, RESTAURANTS & LEISURE—2.7%
72,665	International Speedway Corp.	1,853
257,200	Life Time Fitness Inc.*	11,546

		13,399

HOUSEHOLD DURABLES—3.6%
293,210	Helen of Troy Ltd.*	8,861
249,000	Meritage Homes Corp.*	9,208

		18,069

INSURANCE—5.3%
334,000	Protective Life Corp.	9,118
182,400	Reinsurance Group of America Inc.	9,652
183,000	State Auto Financial Corp.	2,954
198,488	United Fire Group Inc.	4,718

		26,442

INTERNET SOFTWARE & SERVICES—1.0%
332,789	Digital River Inc.*	4,772

44

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

IT SERVICES—1.9%
220,300	Global Payments Inc.	$9,418

LIFE SCIENCES TOOLS & SERVICES—1.5%
149,200	Covance Inc.*	7,268

MACHINERY—6.0%
305,000	Harsco Corp.	6,097
177,800	Snap-on Inc.	13,749
256,300	Timken Co.	10,122

		29,968

METALS & MINING—1.9%
294,985	AMCOL International Corp.	9,316

OIL, GAS & CONSUMABLE FUELS—1.2%
351,294	Swift Energy Co.*	5,870

REAL ESTATE INVESTMENT TRUSTS (REITs)—2.6%
385,186	First Potomac Realty Trust	4,588
711,880	Medical Properties Trust Inc.	8,172

		12,760

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.2%
170,366	Cabot Microelectronics Corp.	5,077
731,270	Entegris Inc.*	6,004

		11,081

SPECIALTY RETAIL—2.1%
333,100	Aaron’s Inc.	10,269

TEXTILES, APPAREL & LUXURY GOODS—4.2%
187,300	PVH Corp.	20,601

THRIFTS & MORTGAGE FINANCE—1.0%
476,550	Astoria Financial Corp.	$4,780

WIRELESS TELECOMMUNICATION SERVICES—2.3%
171,200	SBA Communications Corp.*	11,407

TOTAL COMMON STOCKS (Cost $345,847)		487,988

SHORT-TERM INVESTMENTS—1.7%
(Cost $8,451)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$8,451	Repurchase Agreement with State Street Corp. dated October 31, 2012 due November 01, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corp. Notes (market value $8,622)	8,451

TOTAL INVESTMENTS—100.1% (Cost $354,298)		496,439

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.1)%		(733)

TOTAL NET ASSETS—100.0%		$495,706

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $8,451 are classified as Level 2. All other holdings at October 31, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or October 31, 2012 and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

The accompanying notes are an integral part of the Financial Statements.

45

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46

Harbor Domestic Equity Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2012

(All amounts in thousands, except per share amounts)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
ASSETS
Investments, at identified cost*	$13,362,097	$563,290	$438,109	$142,202	$67,600	$354,298
Investments, at value	$16,489,730	$627,008	$470,801	$155,823	$66,616	$487,988
Repurchase agreements	219,049	10,602	24,640	3,222	1,314	8,451
Cash	1	93	824	12	—	1
Receivables for:
Investments sold	37,317	5,611	—	—	—	—
Capital shares sold	21,459	334	344	121	42	555
Dividends	5,309	46	—	286	44	299
Withholding tax	427	—	—	14	—	—
Prepaid registration fees	—	15	12	16	7	16
Other assets	202	12	10	34	21	19
Total Assets	16,773,494	643,721	496,631	159,528	68,044	497,329
LIABILITIES
Payables for:
Investments purchased	22,966	6,138	674	—	—	156
Capital shares reacquired	29,532	997	511	207	73	1,040
Accrued expenses:
Management fees	8,412	409	319	85	43	317
12b-1 fees	425	75	5	5	1	5
Transfer agent fees	937	33	25	9	4	25
Trustees’ fees and expenses	87	5	4	2	—	5
Other	991	56	24	16	11	75
Total Liabilities	63,350	7,713	1,562	324	132	1,623
NET ASSETS	$16,710,144	$636,008	$495,069	$159,204	$67,912	$495,706
Net Assets Consist of:
Paid-in capital	$13,754,226	$552,686	$417,131	$154,424	$72,934	$346,568
Undistributed/(accumulated) net investment income/(loss)	18,275	(2,792)	(476)	690	944	3,486
Accumulated net realized gain/(loss)	(409,048)	11,794	21,083	(12,752)	(6,296)	3,511
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	3,346,691	74,320	57,331	16,842	330	142,141
	$16,710,144	$636,008	$495,069	$159,204	$67,912	$495,706
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$14,752,873	$286,490	$474,417	$140,323	$63,551	$473,100
Shares of beneficial interest[1]	355,998	31,060	40,187	16,463	5,029	22,092
Net asset value per share[2]	$41.44	$9.22	$11.81	$8.52	$12.64	$21.41
Administrative Class
Net assets	$597,023	$315,975	$1,122	$7,823	$1,274	$8,786
Shares of beneficial interest[1]	14,518	34,810	97	920	99	412
Net asset value per share[2]	$41.12	$9.08	$11.46	$8.51	$12.74	$21.34
Investor Class
Net assets	$1,360,248	$33,543	$19,530	$11,058	$3,087	$13,820
Shares of beneficial interest[1]	33,350	3,743	1,741	1,288	244	656
Net asset value per share[2]	$40.79	$8.96	$11.22	$8.59	$12.63	$21.08

*	Including repurchase agreements and short-term investments.

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

47

Harbor Domestic Equity Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2012

(All amounts in thousands)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
Investment Income
Dividends	$131,551	$3,603	$3,379	$6,390	$1,857	$9,980
Interest	26	26	2	1	—	3
Foreign taxes withheld	(1,771)	(31)	(12)	(46)	—	(25)
Total Investment Income	129,806	3,598	3,369	6,345	1,857	9,958
Operating Expenses
Management fees	91,087	4,979	3,735	1,492	509	4,073
12b-1 fees:
Administrative Class	1,415	815	19	51	3	40
Investor Class	2,806	85	55	23	9	39
Shareholder communications	956	52	20	20	4	100
Custodian fees	527	140	85	56	48	53
Transfer agent fees:
Institutional Class	8,096	182	281	131	38	307
Administrative Class	340	195	5	12	1	10
Investor Class	2,020	61	40	16	6	28
Professional fees	303	18	12	13	16	15
Trustees’ fees and expenses	278	15	10	6	1	15
Registration fees	577	53	49	47	46	53
Miscellaneous	118	13	11	9	7	12
Total expenses	108,523	6,608	4,322	1,876	688	4,745
Management fees waived	(2,554)	—	—	—	—	—
Transfer agent fees waived	(749)	(33)	(25)	(13)	(3)	(27)
Other expenses reimbursed	—	—	—	(88)	(25)	—
Custodial expense reductions	(2)	—	—	—	—	—
Net expenses	105,218	6,575	4,297	1,775	660	4,718
Net Investment Income/(Loss)	24,588	(2,977)	(928)	4,570	1,197	5,240
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	461,745	41,512	27,542	34,537	1,984	63,372
Foreign currency transactions	(902)	(106)	—	15	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	601,610	22,737	5,366	(2,985)	5,717	(14,795)
Translations of assets and liabilities in foreign currencies	15	(1)	—	—	—	—
Net gain/(loss) on investment transactions	1,062,468	64,142	32,908	31,567	7,701	48,577
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,087,056	$61,165	$31,980	$36,137	$8,898	$53,817

The accompanying notes are an integral part of the Financial Statements.

48

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$24,588	$12,649	$(2,977)	$(3,451)	$(928)	$(1,806)
Net realized gain/(loss) on investments	460,843	545,717	41,406	107,922	27,542	44,063
Net unrealized appreciation/(depreciation) of investments	601,625	540,071	22,736	(56,070)	5,366	(18,924)
Net increase/(decrease) in assets resulting from operations	1,087,056	1,098,437	61,165	48,401	31,980	23,333
Distributions to Shareholders
Net investment income:
Institutional Class	(12,694)	(20,502)	—	—	—	—
Administrative Class	—	—	—	—	—	—
Investor Class	—	—	—	—	—	—
Net realized gain on investments:
Institutional Class	—	—	—	—	(34,271)	(13,831)
Administrative Class	—	—	—	—	(3,046)	(1,283)
Investor Class	—	—	—	—	(1,883)	(942)
Total distributions to shareholders	(12,694)	(20,502)	—	—	(39,200)	(16,056)
Net Increase/(Decrease) Derived from Capital Share Transactions	3,680,543	640,743	(132,387)	24,243	15,111	27,441
Net increase/(decrease) in net assets	4,754,905	1,718,678	(71,222)	72,644	7,891	34,718
Net Assets
Beginning of period	11,955,239	10,236,561	707,230	634,586	487,178	452,460
End of period*	$16,710,144	$11,955,239	$636,008	$707,230	$495,069	$487,178
* Includes undistributed/(accumulated) net investment income/(loss) of:	$18,275	$8,130	$(2,792)	$(299)	$(476)	$(8)

The accompanying notes are an integral part of the Financial Statements.

49

Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011

$4,570	$5,281	$1,197	$732	$5,240	$1,863
34,552	17,111	1,984	4,129	63,372	71,250

(2,985)	(1,950)	5,717	(4,506)	(14,795)	(5,419)

36,137	20,442	8,898	355	53,817	67,694

(4,624)	(4,801)	(734)	(556)	(1,479)	(2,365)
(486)	(264)	(11)	(10)	(5)	(25)
(170)	(291)	(33)	(39)	—	(8)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(5,280)	(5,356)	(778)	(605)	(1,484)	(2,398)

(164,539)	(71,662)	(1,544)	7,494	(140,756)	(154,977)
(133,682)	(56,576)	6,576	7,244	(88,423)	(89,681)

292,886	349,462	61,336	54,092	584,129	673,810
$159,204	$292,886	$67,912	$61,336	$495,706	$584,129
$690	$1,508	$944	$575	$3,486	$787

50

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$5,809,299	$2,981,923	$97,244	$148,275	$99,492	$123,806
Reinvested distributions	11,062	17,809	—	—	33,173	13,046
Cost of shares reacquired	(2,727,692)	(2,242,807)	(188,107)	(124,815)	(82,897)	(106,478)
Net increase/(decrease) in net assets	$3,092,669	$756,925	$(90,863)	$23,460	$49,768	$30,374
Administrative Class
Net proceeds from sale of shares	$360,579	$135,063	$69,072	$89,330	$1,200	$10,234
Reinvested distributions	—	—	—	—	3,046	1,283
Cost of shares reacquired	(284,224)	(104,366)	(105,439)	(71,991)	(36,915)	(10,366)
Net increase/(decrease) in net assets	$76,355	$30,697	$(36,367)	$17,339	$(32,669)	$1,151
Investor Class
Net proceeds from sale of shares	$827,982	$390,947	$6,309	$9,762	$6,085	$5,812
Reinvested distributions	—	—	—	—	1,882	942
Cost of shares reacquired	(316,463)	(537,826)	(11,466)	(26,318)	(9,955)	(10,838)
Net increase/(decrease) in net assets	$511,519	$(146,879)	$(5,157)	$(16,556)	$(1,988)	$(4,084)
SHARES
Institutional Class
Shares sold	143,521	79,980	11,023	16,922	8,655	9,594
Shares issued due to reinvestment of distributions	306	486	—	—	3,121	1,029
Shares reacquired	(66,499)	(59,858)	(20,840)	(14,167)	(7,058)	(8,124)
Net increase/(decrease) in shares outstanding	77,328	20,608	(9,817)	2,755	4,718	2,499
Beginning of period	278,670	258,062	40,877	38,122	35,469	32,970
End of period	355,998	278,670	31,060	40,877	40,187	35,469
Administrative Class
Shares sold	8,927	3,627	7,876	10,129	104	841
Shares issued due to reinvestment of distributions	—	—	—	—	295	104
Shares reacquired	(7,194)	(2,808)	(12,061)	(8,250)	(3,440)	(824)
Net increase/(decrease) in shares outstanding	1,733	819	(4,185)	1,879	(3,041)	121
Beginning of period	12,785	11,966	38,995	37,116	3,138	3,017
End of period	14,518	12,785	34,810	38,995	97	3,138
Investor Class
Shares sold	20,422	10,554	730	1,134	550	463
Shares issued due to reinvestment of distributions	—	—	—	—	186	77
Shares reacquired	(7,834)	(14,912)	(1,329)	(3,193)	(898)	(897)
Net increase/(decrease) in shares outstanding	12,588	(4,358)	(599)	(2,059)	(162)	(357)
Beginning of period	20,762	25,120	4,342	6,401	1,903	2,260
End of period	33,350	20,762	3,743	4,342	1,741	1,903

The accompanying notes are an integral part of the Financial Statements.

51

Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011

$23,865	$31,003	$16,828	$22,624	$139,415	$150,984
4,408	4,433	733	556	1,068	1,683
(175,969)	(91,927)	(17,973)	(15,230)	(259,210)	(278,269)
$(147,696)	$(56,491)	$(412)	$7,950	$(118,727)	$(125,602)

$5,942	$6,711	$300	$290	$4,470	$5,838
485	264	11	10	5	24
(24,539)	(2,917)	(291)	(139)	(22,495)	(3,753)
$(18,112)	$4,058	$20	$161	$(18,020)	$2,109

$3,030	$3,755	$1,880	$2,534	$1,893	$7,775
169	290	33	39	—	8
(1,930)	(23,274)	(3,065)	(3,190)	(5,902)	(39,267)
$1,269	$(19,229)	$(1,152)	$(617)	$(4,009)	$(31,484)

3,029	4,069	1,403	1,899	6,704	7,502
592	582	69	48	56	87
(22,245)	(11,937)	(1,485)	(1,329)	(12,407)	(14,122)
(18,624)	(7,286)	(13)	618	(5,647)	(6,533)
35,087	42,373	5,042	4,424	27,739	34,272
16,463	35,087	5,029	5,042	22,092	27,739

749	924	24	25	214	292
65	35	—	1	—	1
(3,022)	(387)	(24)	(12)	(1,041)	(189)
(2,208)	572	—	14	(827)	104
3,128	2,556	99	85	1,239	1,135
920	3,128	99	99	412	1,239

358	483	158	214	91	380
22	38	3	3	—	1
(241)	(3,015)	(257)	(286)	(288)	(1,900)
139	(2,494)	(96)	(69)	(197)	(1,519)
1,149	3,643	340	409	853	2,372
1,288	1,149	244	340	656	853

52

Harbor Domestic Equity Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
Year Ended October 31	2012	2011	2010	2009	2008
Net asset value beginning of period	$38.34	$34.73	$30.30	$24.94	$38.95
Income from Investment Operations
Net investment income/(loss)	0.07 [a]	0.05 [a]	0.08 [a]	0.10 [a]	0.16 [a]
Net realized and unrealized gains/(losses) on investments	3.07	3.64	4.44	5.42	(14.05)
Total from investment operations	3.14	3.69	4.52	5.52	(13.89)
Less Distributions
Dividends from net investment income	(0.04)	(0.08)	(0.09)	(0.16)	(0.12)
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	(0.04)	(0.08)	(0.09)	(0.16)	(0.12)
Net asset value end of period	41.44	38.34	34.73	30.30	24.94
Net assets end of period (000s)	$14,752,873	$10,682,886	$8,961,461	$7,159,390	$5,452,974
Ratios and Supplemental Data (%)
Total return	8.21%[b]	10.63%[b]	14.93%[b]	22.31%[b]	(35.75)%[b]
Ratio of total expenses to average net assets[2]	0.68	0.68	0.70	0.70	0.68
Ratio of net expenses to average net assets	0.66 [a]	0.66 [a]	0.68 [a]	0.69 [a]	0.67 [a]
Ratio of net investment income to average net assets	0.20 [a]	0.14 [a]	0.24 [a]	0.40 [a]	0.47 [a]
Portfolio turnover	41	53	68	72	82

HARBOR MID CAP GROWTH FUND
	Institutional Class
Year Ended October 31	2012	2011	2010	2009	2008
Net asset value beginning of period	$8.46	$7.82	$6.20	$5.63	$10.16
Income from Investment Operations
Net investment income/(loss)	(0.02)[a]	(0.03)[a]	(0.02)[a]	(0.01)[a]	— [a]
Net realized and unrealized gains/(losses) on investments	0.78	0.67	1.64	0.58	(4.06)
Total from investment operations	0.76	0.64	1.62	0.57	(4.06)
Less Distributions
Dividends from net investment income	—	—	—	—	(0.01)
Distributions from net realized capital gains[1]	—	—	—	—	(0.46)
Total distributions	—	—	—	—	(0.47)
Net asset value end of period	9.22	8.46	7.82	6.20	5.63
Net assets end of period (000s)	$286,490	$345,875	$298,295	$220,402	$222,085
Ratios and Supplemental Data (%)
Total return	8.98%[b]	8.18%[b]	26.13%[b]	10.12%[b]	(41.76)%[b]
Ratio of total expenses to average net assets[2]	0.85	0.86	0.89	0.91	0.88
Ratio of net expenses to average net assets	0.85 [a]	0.85 [a]	0.87 [a]	0.90 [a]	0.87 [a]
Ratio of net investment income/(loss) to average net assets	(0.31)[a]	(0.34)[a]	(0.29)[a]	(0.12)[a]	0.05 [a]
Portfolio turnover	123	111	117	177	125
See page 57 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

53

Administrative Class						Investor Class
2012		2011	2010	2009	2008	2012	2011	2010	2009	2008
$38.09		$34.52	$30.13	$24.80	$38.73	$37.83	$34.32	$29.97	$24.63	$38.48

—	*,a,d	(0.03)[a]	0.01 [a]	0.04 [a]	0.07 [a]	0.02 [a]	(0.09)[a]	(0.01)[a]	— [a]	0.03 [a]
3.03		3.60	4.40	5.38	(13.97)	2.94	3.60	4.36	5.37	(13.88)
3.03		3.57	4.41	5.42	(13.90)	2.96	3.51	4.35	5.37	(13.85)

—		—	(0.02)	(0.09)	(0.03)	—	—	—	(0.03)	—
—		—	—	—	—	—	—	—	—	—
—		—	(0.02)	(0.09)	(0.03)	—	—	—	(0.03)	—
41.12		38.09	34.52	30.13	24.80	40.79	37.83	34.32	29.97	24.63
$597,023		$487,025	$413,057	$310,392	$235,457	$1,360,248	$785,328	$862,043	$536,173	$497,007

7.95%[b]		10.34%[b]	14.65%[b]	21.97%[b]	(35.92)%[b]	7.82%[b]	10.23%[b]	14.51%[b]	21.85%[b]	(35.99)%[b]
0.93		0.93	0.95	0.95	0.93	1.05	1.05	1.07	1.07	1.05
0.91	[a]	0.91 [a]	0.93 [a]	0.94 [a]	0.92 [a]	1.03 [a]	1.03 [a]	1.05 [a]	1.06 [a]	1.05 [a]
(0.04)[a]		(0.10)[a]	(0.01)[a]	0.14 [a]	0.21 [a]	(0.18)[a]	(0.22)[a]	(0.14)[a]	0.04 [a]	0.10 [a]
41		53	68	72	82	41	53	68	72	82

Administrative Class						Investor Class
2012		2011	2010	2009	2008	2012	2011	2010	2009	2008
$8.35		$7.74	$6.15	$5.59	$10.11	$8.25	$7.66	$6.09	$5.54	$10.04

(0.06)[a]		(0.05)[a]	(0.04)[a]	(0.02)[a]	(0.01)[a]	(0.09)[a]	(0.11)[a]	(0.06)[a]	(0.08)[a]	(0.03)[a]
0.79		0.66	1.63	0.58	(4.05)	0.80	0.70	1.63	0.63	(4.01)
0.73		0.61	1.59	0.56	(4.06)	0.71	0.59	1.57	0.55	(4.04)

—		—	—	—	—	—	—	—	—	—
—		—	—	—	(0.46)	—	—	—	—	(0.46)
—		—	—	—	(0.46)	—	—	—	—	(0.46)
9.08		8.35	7.74	6.15	5.59	8.96	8.25	7.66	6.09	5.54
$315,975		$325,525	$287,256	$211,996	$159,450	$33,543	$35,830	$49,035	$42,970	$84,943

8.74%[b]		7.88%[b]	25.85%[b]	10.02%[b]	(41.94)%[b]	8.61%[b]	7.70%[b]	25.78%[b]	9.93%[b]	(42.04)%[b]
1.10		1.11	1.14	1.16	1.13	1.22	1.23	1.26	1.27	1.26
1.10	[a]	1.10 [a]	1.12 [a]	1.15 [a]	1.12 [a]	1.22 [a]	1.22 [a]	1.24 [a]	1.26 [a]	1.25 [a]
(0.55)[a]		(0.59)[a]	(0.54)[a]	(0.39)[a]	(0.21)[a]	(0.68)[a]	(0.69)[a]	(0.66)[a]	(0.47)[a]	(0.31)[a]
123		111	117	177	125	123	111	117	177	125

54

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
Year Ended October 31	2012	2011	2010	2009	2008
Net asset value beginning of period	$12.07	$11.88	$8.86	$8.00	$14.95
Income from Investment Operations
Net investment income/(loss)	(0.02)[a]	(0.04)[a]	(0.05)[a]	(0.03)[a]	(0.07)[a]
Net realized and unrealized gains/(losses) on investments	0.74	0.65	3.07	1.13	(4.95)
Total from investment operations	0.72	0.61	3.02	1.10	(5.02)
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains[1]	(0.98)	(0.42)	—	(0.24)	(1.93)
Total distributions	(0.98)	(0.42)	—	(0.24)	(1.93)
Net asset value end of period	11.81	12.07	11.88	8.86	8.00
Net assets end of period (000s)	$474,417	$428,234	$391,571	$317,168	$308,330
Ratios and Supplemental Data (%)
Total return	6.88%[b]	5.00%[b]	34.09%[b]	14.50%[b]	(38.07)%[b]
Ratio of total expenses to average net assets[2]	0.85	0.85	0.87	0.89	0.85
Ratio of net expenses to average net assets	0.84 [a]	0.84 [a]	0.85 [a]	0.88 [a]	0.84 [a]
Ratio of net investment income/(loss) to average net assets	(0.16)[a]	(0.32)[a]	(0.45)[a]	(0.46)[a]	(0.61)[a]
Portfolio turnover	63	77	82	57	56

HARBOR LARGE CAP VALUE FUND
	Institutional Class
Year Ended October 31	2012[c]	2011	2010	2009	2008
Net asset value beginning of period	$7.44	$7.19	$6.63	$6.60	$21.20
Income from Investment Operations
Net investment income/(loss)	0.21 [a]	0.12 [a]	0.11 [a]	0.11 [a]	0.19 [a]
Net realized and unrealized gains/(losses) on investments	1.06	0.25	0.55	0.07	(3.94)
Total from investment operations	1.27	0.37	0.66	0.18	(3.75)
Less Distributions
Dividends from net investment income	(0.19)	(0.12)	(0.10)	(0.15)	(0.19)
Distributions from net realized capital gains[1]	—	—	—	—	(10.66)
Total distributions	(0.19)	(0.12)	(0.10)	(0.15)	(10.85)
Net asset value end of period	8.52	7.44	7.19	6.63	6.60
Net assets end of period (000s)	$140,323	$261,032	$304,723	$167,486	$114,972
Ratios and Supplemental Data (%)
Total return	17.41%[b]	5.14%[b]	10.02%[b]	3.01%[b]	(32.16)%[b]
Ratio of total expenses to average net assets[2]	0.72	0.71	0.74	0.77	0.74
Ratio of net expenses to average net assets	0.68 [a]	0.68 [a]	0.68 [a]	0.71 [a]	0.68 [a]
Ratio of net investment income to average net assets	1.88 [a]	1.63 [a]	1.63 [a]	2.13 [a]	2.05 [a]
Portfolio turnover	125	43	49	54	107

See page 57 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

55

Administrative Class						Investor Class
2012		2011	2010	2009	2008	2012	2011	2010	2009	2008
$11.77		$11.62	$8.68	$7.87	$14.77	$11.57	$11.44	$8.56	$7.77	$14.62

(5.65)[a,d]		(0.06)[a]	(0.07)[a]	(0.06)[a]	(0.08)[a]	(0.11)[a]	(0.15)[a]	(0.11)[a]	(0.09)[a]	(0.13)[a]
6.32		0.63	3.01	1.11	(4.89)	0.74	0.70	2.99	1.12	(4.79)
0.67		0.57	2.94	1.05	(4.97)	0.63	0.55	2.88	1.03	(4.92)

—		—	—	—	—	—	—	—	—	—
(0.98)		(0.42)	—	(0.24)	(1.93)	(0.98)	(0.42)	—	(0.24)	(1.93)
(0.98)		(0.42)	—	(0.24)	(1.93)	(0.98)	(0.42)	—	(0.24)	(1.93)
11.46		11.77	11.62	8.68	7.87	11.22	11.57	11.44	8.56	7.77
$1,122		$36,936	$35,048	$25,794	$24,337	$19,530	$22,008	$25,841	$20,974	$21,321

6.61%[b]		4.76%[b]	33.87%[b]	14.09%[b]	(38.21)%[b]	6.37%[b]	4.66%[b]	33.64%[b]	14.01%[b]	(38.27)%[b]
1.10		1.10	1.12	1.14	1.10	1.22	1.22	1.24	1.26	1.22
1.09	[a]	1.09 [a]	1.10 [a]	1.13 [a]	1.09 [a]	1.21 [a]	1.21 [a]	1.22 [a]	1.25 [a]	1.21 [a]
(0.74)[a]		(0.54)[a]	(0.70)[a]	(0.72)[a]	(0.86)[a]	(0.55)[a]	(0.59)[a]	(0.82)[a]	(0.83)[a]	(0.98)[a]
63		77	82	57	56	63	77	82	57	56

Administrative Class						Investor Class
2012[c]		2011	2010	2009	2008	2012[c]	2011	2010	2009	2008
$7.43		$7.19	$6.61	$6.59	$21.17	$7.49	$7.24	$6.67	$6.58	$21.10

—	*,a,d	0.11 [a]	0.10 [a]	0.12 [a]	0.24 [a]	0.13 [a]	0.05 [a]	0.09 [a]	0.11 [a]	0.17 [a]
1.25		0.23	0.55	0.04	(4.01)	1.13	0.29	0.55	0.05	(3.95)
1.25		0.34	0.65	0.16	(3.77)	1.26	0.34	0.64	0.16	(3.78)

(0.17)		(0.10)	(0.07)	(0.14)	(0.15)	(0.16)	(0.09)	(0.07)	(0.07)	(0.08)
—		—	—	—	(10.66)	—	—	—	—	(10.66)
(0.17)		(0.10)	(0.07)	(0.14)	(10.81)	(0.16)	(0.09)	(0.07)	(0.07)	(10.74)
8.51		7.43	7.19	6.61	6.59	8.59	7.49	7.24	6.67	6.58
$7,823		$23,251	$18,369	$19,142	$76,134	$11,058	$8,603	$26,370	$25,786	$24,156

17.15%[b]		4.74%[b]	9.93%[b]	2.57%[b]	(32.26)%[b]	17.04%[b]	4.67%[b]	9.65%[b]	2.60%[b]	(32.39)%[b]
0.97		0.96	0.99	1.01	1.00	1.09	1.09	1.11	1.14	1.11
0.93	[a]	0.93 [a]	0.93 [a]	0.96 [a]	0.93 [a]	1.05 [a]	1.05 [a]	1.07 [a]	1.07 [a]	1.05 [a]
1.59	[a]	1.37 [a]	1.41 [a]	2.37 [a]	1.65 [a]	1.41 [a]	1.27 [a]	1.28 [a]	1.84 [a]	1.88 [a]
125		43	49	54	107	125	43	49	54	107

56

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR MID CAP VALUE FUND
	Institutional Class
Year Ended October 31	2012		2011		2010		2009	2008
Net asset value beginning of period	$11.19		$11.00		$9.07		$7.57	$13.43
Income from Investment Operations
Net investment income/(loss)	0.22	[a]	0.14	[a]	0.14	[a]	0.19 [a]	0.32 [a]
Net realized and unrealized gains/(losses) on investments	1.38		0.17		1.93		1.64	(5.52)
Total from investment operations	1.60		0.31		2.07		1.83	(5.20)
Less Distributions
Dividends from net investment income	(0.15)		(0.12)		(0.14)		(0.33)	(0.19)
Distributions from net realized capital gains[1]	—		—		—		—	(0.47)
Total distributions	(0.15)		(0.12)		(0.14)		(0.33)	(0.66)
Net asset value end of period	12.64		11.19		11.00		9.07	7.57
Net assets end of period (000s)	$63,551		$56,428		$48,659		$41,250	$34,815
Ratios and Supplemental Data (%)
Total return	14.50%[b]		2.81%[b]		23.08%[b]		25.53%[b]	(40.47)%[b]
Ratio of total expenses to average net assets[2]	0.99		1.08		1.05		1.14	0.98
Ratio of net expenses to average net assets	0.95	[a]	0.95	[a]	0.95	[a]	0.98 [a]	0.95 [a]
Ratio of net investment income to average net assets	1.79	[a]	1.21	[a]	1.33	[a]	2.02 [a]	2.47 [a]
Portfolio turnover	37		32		28		46	34

HARBOR SMALL CAP VALUE FUND
	Institutional Class
Year Ended October 31	2012		2011		2010		2009	2008
Net asset value beginning of period	$19.59		$17.85		$14.88		$13.84	$22.52
Income from Investment Operations
Net investment income/(loss)	0.23	[a]	0.08	[a]	0.07	[a]	0.08 [a]	0.10 [a]
Net realized and unrealized gains/(losses) on investments	1.64		1.74		2.97		1.05	(7.57)
Total from investment operations	1.87		1.82		3.04		1.13	(7.47)
Less Distributions
Dividends from net investment income	(0.05)		(0.08)		(0.07)		(0.05)	(0.10)
Distributions from net realized capital gains[1]	—		—		—		(0.04)	(1.11)
Total distributions	(0.05)		(0.08)		(0.07)		(0.09)	(1.21)
Net asset value end of period	21.41		19.59		17.85		14.88	13.84
Net assets end of period (000s)	$473,100		$543,488		$611,885		$587,985	$751,873
Ratios and Supplemental Data (%)
Total return	9.60%[b]		10.17%[b]		20.50%[b]		8.28%[b]	(34.74)%[b]
Ratio of total expenses to average net assets[2]	0.86		0.86		0.88		0.88	0.85
Ratio of net expenses to average net assets	0.85	[a]	0.84	[a]	0.85	[a]	0.87 [a]	0.84 [a]
Ratio of net investment income/(loss) to average net assets	0.97	[a]	0.31	[a]	0.39	[a]	0.50 [a]	0.40 [a]
Portfolio turnover	14		12		12		18	16

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 of the accompanying Notes to Financial Statements.)

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Effective May 25, 2012, Harbor Large Cap Value Fund appointed Aristotle Capital Management, LLC as its Subadviser.

d	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of the sales and purchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the Financial Statements.

57

Administrative Class								Investor Class
2012		2011		2010		2009	2008	2012		2011		2010	2009	2008
$11.28		$11.10		$9.04		$7.54	$13.38	$11.17		$10.99		$9.07	$7.55	$13.37

0.18	[a]	0.12	[a]	0.35	[a]	(0.14)[a,d]	0.24 [a]	0.20	[a]	0.11	[a]	0.07 [a]	0.13 [a]	0.32 [a]
1.40		0.17		1.71		1.95	(5.46)	1.35		0.16		1.96	1.67	(5.55)
1.58		0.29		2.06		1.81	(5.22)	1.55		0.27		2.03	1.80	(5.23)

(0.12)		(0.11)		—		(0.31)	(0.15)	(0.09)		(0.09)		(0.11)	(0.28)	(0.12)
—		—		—		—	(0.47)	—		—		—	—	(0.47)
(0.12)		(0.11)		—		(0.31)	(0.62)	(0.09)		(0.09)		(0.11)	(0.28)	(0.59)
12.74		11.28		11.10		9.04	7.54	12.63		11.17		10.99	9.07	7.55
$1,274		$1,114		$940		$64	$347	$3,087		$3,794		$4,493	$2,326	$1,880

14.17%[b]		2.61%[b]		22.79%[b]		25.26%[b]	(40.66)%[b]	14.06%[b]		2.45%[b]		22.60%[b]	25.02%[b]	(40.69)%[b]
1.24		1.33		1.30		1.36	1.25	1.36		1.45		1.42	1.51	1.35
1.20	[a]	1.20	[a]	1.20	[a]	1.23 [a]	1.20 [a]	1.32	[a]	1.32	[a]	1.32 [a]	1.35 [a]	1.32 [a]
1.53	[a]	0.95	[a]	0.83	[a]	2.01 [a]	2.27 [a]	1.43	[a]	0.83	[a]	0.93 [a]	1.68 [a]	2.10 [a]
37		32		28		46	34	37		32		28	46	34

Administrative Class								Investor Class
2012		2011		2010		2009	2008	2012		2011		2010	2009	2008
$19.52		$17.79		$14.82		$13.77	$22.40	$19.31		$17.60		$14.67	$13.64	$22.18

0.20	[a]	0.02	[a]	(0.03)[a]		0.02 [a]	0.03 [a]	(0.19)[a,d]		(0.72)[a,d]		(0.06)[a]	(0.05)[a,d]	(0.05)[a]
1.62		1.73		3.03		1.08	(7.51)	1.96		2.43		3.01	1.12	(7.38)
1.82		1.75		3.00		1.10	(7.48)	1.77		1.71		2.95	1.07	(7.43)

—	*	(0.02)		(0.03)		(0.01)	(0.04)	—		—	*	(0.02)	—	—
—		—		—		(0.04)	(1.11)	—		—		—	(0.04)	(1.11)
—	*	(0.02)		(0.03)		(0.05)	(1.15)	—		—	*	(0.02)	(0.04)	(1.11)
21.34		19.52		17.79		14.82	13.77	21.08		19.31		17.60	14.67	13.64
$8,786		$24,180		$20,185		$30,584	$32,878	$13,820		$16,461		$41,740	$41,435	$48,176

9.35%[b]		9.84%[b]		20.29%[b]		8.00%[b]	(34.89)%[b]	9.17%[b]		9.74%[b]		20.10%[b]	7.86%[b]	(34.95)%[b]
1.10		1.11		1.13		1.13	1.10	1.23		1.23		1.25	1.25	1.22
1.10	[a]	1.09	[a]	1.10	[a]	1.12 [a]	1.09 [a]	1.22	[a]	1.21	[a]	1.22 [a]	1.24 [a]	1.22 [a]
1.10	[a]	0.06	[a]	0.12	[a]	0.23 [a]	0.16 [a]	0.63	[a]	(0.06)[a]		0.02 [a]	0.12 [a]	0.03 [a]
14		12		12		18	16	14		12		12	18	16

58

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2012

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as options contracts) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are valued at amortized cost, which approximates fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value

59

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets of exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 in the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

The Funds have adopted Accounting Standards Update 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS, which was established with the goal of convergence

60

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

with the International Accounting Standards Board guidance on fair value measurements and disclosures. Enhanced disclosures are required to detail any transfers between Level measurement categories and the reasons for such transfers. Additionally, enhanced disclosures are required to provide a description of the sensitivity of recurring Level 3 fair value measurements to changes in the unobservable inputs.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, Level transfer activity, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

U.S. Government Securities

U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, each Fund (except Harbor Small Cap Value Fund) used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

61

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the fund that incurred such expense, whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund.

62

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (in particular, the tax years ended October 31, 2009–2011), including positions expected to be taken upon filing the 2012 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. ASU 2011-11 will require additional disclosures about the amounts reported on the financial statements to reflect the effect or potential effect of netting arrangements on the Funds’ financial position. ASU 2011-11 will become effective for interim or annual periods beginning on or after January 1, 2013. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2012 are as follows:

	Purchases	Sales
GROWTH FUNDS
Harbor Capital Appreciation Fund	$9,666,971	$6,015,671
Harbor Mid Cap Growth Fund	798,143	906,588
Harbor Small Cap Growth Fund	315,379	339,940

63

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS —Continued

	Purchases	Sales
VALUE FUNDS
Harbor Large Cap Value Fund	$299,716	$463,786
Harbor Mid Cap Value Fund	25,002	27,124
Harbor Small Cap Value Fund	71,908	198,143

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2012. The agreements provide for fees based on an annual percentage rate of average daily net assets as set forth below under the heading “Contractual Rate.” The actual rate paid, as a percentage of average daily net assets, for the fiscal year ended October 31, 2012, is set forth below under the heading “Actual Rate.”

	Contractual Rate	Actual Rate
GROWTH FUNDS
Harbor Capital Appreciation Fund	0.60%[a]	0.58%
Harbor Mid Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Fund	0.75	0.75
VALUE FUNDS
Harbor Large Cap Value Fund	0.60%	0.60%
Harbor Mid Cap Value Fund	0.75	0.75
Harbor Small Cap Value Fund	0.75	0.75

a	The Adviser has contractually agreed to reduce the management fee to 0.58% on assets between $5 billion and $10 billion and 0.57% on assets above $10 billion through February 28, 2013.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with each of Harbor Large Cap Value Fund and Harbor Mid Cap Value Fund limiting the total expenses for Harbor Large Cap Value Fund to 0.68%, 0.93% and 1.05% for the Institutional Class, Administrative Class, and Investor Class, respectively, and Harbor Mid Cap Value Fund to 0.95%, 1.20%, and 1.32% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 28, 2013. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent below.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising

64

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Funds’ respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2012. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On October 31, 2012, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors, Harbor Funds Distributors and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	26,808	2	4	26,814	0.0%
Harbor Mid Cap Growth Fund	52,430	5	10	52,445	0.0
Harbor Small Cap Growth Fund	25,980	3	8	25,991	0.0
VALUE FUNDS
Harbor Large Cap Value Fund	53,238	4	8	53,250	0.0%
Harbor Mid Cap Value Fund	32,883	3	6	32,892	0.0
Harbor Small Cap Value Fund	14,592	2	3	14,597	0.0

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Domestic Equity Funds totaled $308 for the year ended October 31, 2012.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust.

65

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Other Liabilities” and “Other Assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of net investment losses, distributions from investments in real estate investment trust securities, use of equalization and foreign currency transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2012 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
GROWTH FUNDS
Harbor Capital Appreciation Fund	$(1,749)	$2,089	$(340)
Harbor Mid Cap Growth Fund	484	106	(590)
Harbor Small Cap Growth Fund	460	(1,773)	1,313
VALUE FUNDS
Harbor Large Cap Value Fund	$(108)	$108	$—
Harbor Mid Cap Value Fund	(50)	50	—
Harbor Small Cap Value Fund	(1,057)	273	784

The tax composition of distributions is as follows:

	As of October 31, 2011			As of October 31, 2012
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	$20,501	$—	$20,501	$12,694	$—	$12,694
Harbor Mid Cap Growth Fund	—	—	—	—	—	—
Harbor Small Cap Growth Fund	—	16,056	16,056	—	39,200	39,200
VALUE FUNDS
Harbor Large Cap Value Fund	$5,356	$—	$5,356	$5,280	$—	$5,280
Harbor Mid Cap Value Fund	605	—	605	778	—	778
Harbor Small Cap Value Fund	2,398	—	2,398	1,484	—	1,484

66

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

As of October 31, 2012, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$18,464	$—	$3,242,444
Harbor Mid Cap Growth Fund	—	13,001	73,112
Harbor Small Cap Growth Fund	—	24,732	53,683
VALUE FUNDS
Harbor Large Cap Value Fund	$695	$—	$15,211
Harbor Mid Cap Value Fund	945	—	327
Harbor Small Cap Value Fund	3,505	6,127	139,521

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At October 31, 2012, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code. This will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards to Expire In:
	2017	2018	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	$304,801	$—	$304,801
VALUE FUNDS
Harbor Large Cap Value Fund	$6,262	$4,859	$11,121
Harbor Mid Cap Value Fund	6,294	—	6,294

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2012 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund*	$13,466,344	$3,466,301	$(223,866)	$3,242,435
Harbor Mid Cap Growth Fund	564,498	85,658	(12,546)	73,112
Harbor Small Cap Growth Fund	441,805	68,978	(15,342)	53,636
VALUE FUNDS
Harbor Large Cap Value Fund*	$143,833	$17,086	$(1,874)	$15,212
Harbor Mid Cap Value Fund*	67,603	9,296	(8,969)	327
Harbor Small Cap Value Fund	356,918	169,721	(30,200)	139,521

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

67

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES

The Funds did not use derivative instruments during the year ended October 31, 2012.

NOTE 7—LEGAL PROCEEDINGS

Tribune Company

In November 2010, Harbor Mid Cap Value Fund was named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Comm. of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO.

In June 2011, another group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders (“SLCFC actions”). Many of these actions name defendant classes comprised of former Tribune shareholders that received proceeds in connection with the LBO. Harbor Mid Cap Value Fund also has been named in one or more of these suits.

The FitzSimons action has now been consolidated with the majority of the other Tribune-related lawsuits in the multidistrict litigation proceeding In re Tribune Co. Fraudulent Conveyance Litig. (“MDL Proceeding”). On September 7, 2012, the Court issued a Master Case Order in the MDL Proceeding. This order designated several law firms to serve as members of executive committees of defense counsel in the SLCFC actions and in the FitzSimons action. The order also established a briefing schedule for motions to dismiss in the SLCFC actions; no schedule has yet been established in the FitzSimons action. The Court also ordered that the plaintiffs’ deadline to serve summonses and complaints is extended through January 15, 2013. Finally, the Court ordered that merits discovery will be stayed until further order of the Court. On November 6, 2012, the defendants moved to dismiss the lawsuits alleging SLCFC claims. The Court has not yet issued a decision on the motion.

None of these lawsuits allege any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO. The value of the proceeds received by Harbor Mid Cap Value Fund was approximately $299. Harbor Mid Cap Value Fund’s cost basis in the shares of Tribune was approximately $262. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

Lyondell Chemical Company

In October 2011, Harbor Capital received subpoenas in connection with two cases: Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1 (In re Lyondell Co.), (the “Creditor Trust action”) and Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), (the “Litigation Trust action”). Both cases are related to the bankruptcy of Lyondell Chemical Company (“Lyondell”), shares of which were previously owned by Harbor Mid Cap Value Fund.

Similar to the claims made in the Tribune matter, the Creditor Trust action and Litigation Trust action seek to have set aside and recovered as fraudulent transfers from former Lyondell shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Litigation Trust action names a class of defendants of all persons or entities that received proceeds from the Lyondell merger transaction, and the Creditor Trust action names hundreds of anonymously identified defendants. Because Harbor Mid Cap Value Fund was a beneficial owner of Lyondell stock and received

68

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—LEGAL PROCEEDINGS—Continued

proceeds from the Lyondell merger transaction, it is possible that Harbor Mid Cap Value Fund will be identified as a defendant or is already captured within the definition of the putative class in the Litigation Trust action and may also be one of the anonymously identified defendants in the Creditor Trust action.

Motions to dismiss are currently pending in the Creditor Trust action and the Litigation Trust action. On December 19, 2011, the plaintiff in the Creditor Trust action filed a Second Amended Complaint that added new defendants.

Also on December 19, 2011, the Trustee of the LB Creditor Trust filed a complaint in Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, (the “Reichman action”). This action arises out of the same facts and circumstances alleged in the Creditor Trust and Litigation Trust actions, and names a defendant class of “all persons or entities who, directly, or indirectly through one or more mediate transferors, received Shareholder Payments.” The class excludes the named defendants in the Creditor Trust action and certain other entities. Although this action does not name Harbor entities as defendants, it is possible that Harbor Mid Cap Value Fund will be identified as a defendant or is already captured within the definition of the putative class because Harbor Mid Cap Value Fund was a beneficial owner of Lyondell stock and received proceeds from the Lyondell merger transaction. On April 25, 2012, the Reichman action was removed from New York state court to the United States District Court for the Southern District of New York. The following day the case was referred to the United States Bankruptcy Court for the Southern District of New York.

None of these lawsuits allege any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund received approximately $1,439 in cash proceeds from the cash out merger. Harbor Mid Cap Value Fund’s cost basis in the shares of Lyondell was approximately $931. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

NOTE 8—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

69

Harbor Domestic Equity Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, and Harbor Small Cap Value Fund (six of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, and Harbor Small Cap Value Fund of the Harbor Funds at October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 19, 2012

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Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2012 through October 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2012)	Ending Account Value (October 31, 2012)
Harbor Capital Appreciation Fund
Institutional Class	0.66%
Actual		$3.23	$1,000	$947.60
Hypothetical (5% return)		3.35	1,000	1,021.74
Administrative Class	0.91%
Actual		$4.45	$1,000	$946.40
Hypothetical (5% return)		4.62	1,000	1,020.45
Investor Class	1.03%
Actual		$5.04	$1,000	$946.00
Hypothetical (5% return)		5.23	1,000	1,019.83
Harbor Mid Cap Growth Fund
Institutional Class	0.85%
Actual		$4.24	$1,000	$987.20
Hypothetical (5% return)		4.32	1,000	1,020.76
Administrative Class	1.10%
Actual		$5.49	$1,000	$987.00
Hypothetical (5% return)		5.58	1,000	1,019.47
Investor Class	1.22%
Actual		$6.09	$1,000	$985.70
Hypothetical (5% return)		6.19	1,000	1,018.85

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Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2012)	Ending Account Value (October 31, 2012)
Harbor Small Cap Growth Fund
Institutional Class	0.84%
Actual		$4.18	$1,000	$982.50
Hypothetical (5% return)		4.27	1,000	1,020.81
Administrative Class	1.09%
Actual		$5.43	$1,000	$981.20
Hypothetical (5% return)		5.53	1,000	1,019.52
Investor Class	1.21%
Actual		$6.02	$1,000	$980.80
Hypothetical (5% return)		6.14	1,000	1,018.90
Harbor Large Cap Value Fund
Institutional Class	0.68%
Actual		$3.49	$1,000	$1,039.60
Hypothetical (5% return)		3.46	1,000	1,021.63
Administrative Class	0.93%
Actual		$4.77	$1,000	$1,038.40
Hypothetical (5% return)		4.72	1,000	1,020.34
Investor Class	1.05%
Actual		$5.38	$1,000	$1,038.50
Hypothetical (5% return)		5.33	1,000	1,019.73
Harbor Mid Cap Value Fund
Institutional Class	0.95%
Actual		$4.83	$1,000	$1,022.70
Hypothetical (5% return)		4.82	1,000	1,020.24
Administrative Class	1.20%
Actual		$6.09	$1,000	$1,020.80
Hypothetical (5% return)		6.09	1,000	1,018.95
Investor Class	1.32%
Actual		$6.71	$1,000	$1,020.20
Hypothetical (5% return)		6.70	1,000	1,018.33
Harbor Small Cap Value Fund
Institutional Class	0.85%
Actual		$4.24	$1,000	$986.60
Hypothetical (5% return)		4.32	1,000	1,020.76
Administrative Class	1.10%
Actual		$5.49	$1,000	$985.70
Hypothetical (5% return)		5.58	1,000	1,019.47
Investor Class	1.22%
Actual		$6.08	$1,000	$984.60
Hypothetical (5% return)		6.19	1,000	1,018.85
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

72

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Percentage of Distribution
GROWTH FUNDS
Harbor Capital Appreciation Fund	100%
VALUE FUNDS
Harbor Large Cap Value Fund	100%
Harbor Mid Cap Value Fund	100
Harbor Small Cap Value Fund	100

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2012:

Amount (000s)
GROWTH FUNDS
Harbor Small Cap Growth Fund	$41,026
VALUE FUNDS
Harbor Small Cap Value Fund	$472

For the fiscal year ended October 31, 2012, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2012, complete information will be reported in conjunction with Form 1099-DIV.

Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2012 will receive a Form 1099-DIV in January 2013 that will show the tax character of those distributions.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

73

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE SUBADVISORY AGREEMENT OF HARBOR LARGE CAP VALUE FUND

The Investment Company Act requires that the Subadvisory Agreement of each fund of the Trust be approved initially, and following an initial two-year term, at least annually, by the Board, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held May 13-14, 2012, the Trustees, including the Independent Trustees voting separately, unanimously determined that it was in the best interest of the Harbor Large Cap Value Fund (the “Fund”) and its shareholders that Cohen & Steers Capital Management, Inc. (“Cohen and Steers”) be replaced by Aristotle Capital Management, LLC (“Aristotle”) as subadviser to the Fund and that the terms of the Subadvisory Agreement among the Trust, on behalf of the Fund, Harbor Capital and Aristotle were fair and reasonable. Accordingly, the Trustees approved the Subadvisory Agreement for an initial two-year term. In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or Aristotle present and were represented throughout the process by legal counsel to the Independent Trustees and the Fund.

In determining whether to approve the Subadvisory Agreement, the Trustees reviewed materials furnished by Harbor Capital and Aristotle, including information regarding the performance of the Fund over various periods, information regarding the performance of similar funds over the same periods, information regarding the flow of assets into and out of the Fund and information regarding Aristotle, its investment philosophy and strategies, financial condition, personnel and past performance.

The Trustees also considered that, in recommending Aristotle, Harbor Capital had conducted an extensive search for a large cap value investment adviser and that Harbor Capital believed Aristotle would add value for the Fund’s shareholders. The Trustees had received a presentation by Harbor Capital concerning its search and the finalists resulting from that search and the rationale for Harbor Capital’s recommendation to appoint Aristotle to succeed Cohen & Steers as the Fund’s subadviser. The Trustees had also received a presentation by Aristotle regarding the firm and its experience, investment philosophy and process, among other things.

In considering the approval of the Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Subadvisory Agreement were the following:

•

the nature, extent, and quality of the services proposed to be provided by Aristotle, including the background, education, expertise and experience of the investment professionals of Aristotle who would provide investment management services to the Fund;

•	the favorable history, reputation, qualifications and background of Aristotle, as well as the qualifications of Aristotle’s personnel;

•

the proposed fee to be charged by Aristotle to Harbor Capital for subadvisory services, including the impact of any differences between the current and proposed subadvisory fees on the portion of the advisory fee to be retained by Harbor Capital, after payment of Aristotle’s fee, for the subadviser oversight, administration and manager of managers services Harbor Capital provides;

•

the investment performance of Aristotle in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index and the performance of the Fund under Cohen & Steers; and

•	the expected impact of the implementation of the subadvisory agreement on the profitability of Harbor Capital with respect to the Fund.

The Trustees considered that the Adviser had recommended a change in subadviser and that the Adviser had conducted an extensive search for a large cap value investment adviser and believed that Aristotle had the expertise and resources to add value for the Fund’s shareholders. The Trustees also considered the breadth and depth of experience with large cap value portfolios of Aristotle and its portfolio management personnel.

The Trustees considered the nature, scope and extent of the services proposed to be provided by Aristotle in relation to the services provided by Cohen & Steers since June 19, 2007. In their deliberations, the Trustees were mindful of the fact that,

74

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

by choosing to invest in the Fund, the Fund’s shareholders entrusted Harbor Capital with the responsibility, subject to the approval of the Trustees, for selecting the Fund’s subadviser, overseeing and monitoring that subadviser’s performance and replacing the subadviser if necessary.

The Board discussed the presentation by Aristotle and the merits of appointing Aristotle as subadviser to Harbor Large Cap Value Fund. The Board reviewed the historical performance record of Aristotle, noting that it was, for the most part, more favorable than Cohen & Steers’ historical performance and that it was favorable relative to the Russell 1000 Value Index. The Board also discussed the proposed portfolio manager’s (Howard Gleicher) strategy. The Trustees indicated that they believed it could be advantageous that Mr. Gleicher’s investment strategy focuses on identifying high quality businesses that are trading at a discount to their intrinsic value with multiple, identifiable catalysts that are expected to result in growth in a business’s value. The Board also discussed the performance of Cohen & Steers and its tenure in managing Harbor Large Cap Value Fund, noting the Fund’s underperformance relative to its benchmark and peer group for certain periods.

The Board also discussed the potential tax and financial impact caused by liquidating portfolio holdings and realizing gains and incurring brokerage costs, both in transitioning the portfolio and in responding to potentially large redemptions that could be expected to follow an announcement of a subadviser change. It was noted that the tax ramifications of a subadviser change should be minimal because the Fund presently had a capital loss carry forward that was larger than the amount of unrealized gains in the portfolio.

The Board also discussed the portion of portfolio holdings that would likely be replaced as a result of the proposed engagement of Aristotle. It was noted that there is currently an overlap of nine securities between Aristotle’s portfolio and Cohen & Steers’ portfolio. The Board discussed with the Adviser the option of using a transition broker to effect the transition quickly and at the lowest cost from both a transaction commission perspective and market impact perspective. The Adviser indicated that it would first obtain and evaluate cost estimates from transition brokers for this service before proceeding.

The Trustees discussed other potential replacement subadvisers and also discussed the merits of other potential options, including appointing Aristotle to manage only a portion of the portfolio while retaining Cohen & Steers to manage the other portion.

Subadvisory Fee. In considering the proposed subadvisory fee payable to Aristotle pursuant to the new subadvisory agreement, the Trustees compared the proposed fee to the fee payable to Cohen & Steers under the prior subadvisory agreement. The Adviser also discussed with the Board that Aristotle would also provide subadvisory services to the large cap value portfolio in the Harbor Capital Group Trust for Defined Benefit Plans (the “Group Trust”) currently subadvised by Cohen & Steers. It was noted that the fee schedule for the Group Trust portfolio would be the same as the proposed subadvisory fee schedule for the Fund, and subadvisory assets would be aggregated across the Fund and Group Trust assets managed by Aristotle for purposes of applying breakpoints in the subadvisory fee schedule.

As a result of these deliberations, the Trustees agreed that the prior subadvisory agreement should not be continued, and voted to approve the Subadvisory Agreement with Aristotle.

75

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2012)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (68) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	28	None

Donna J. Dean (61) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (2000-Present).	28	None

John P. Gould (73) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); Director of Unext.com (Internet based education company) (1999-2006); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	28	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (65) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Advisory Director of Berkshire Partners (a private equity firm) (2002-Present); and Founder and Senior Managing Director of Nassau Capital, LLC (a private equity firm) (1995-2002).	28	Director of FiberTower Corporation (2002-2011) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (71) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
INTERESTED TRUSTEE
David G. Van Hooser (66)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Treasurer (2007-2012), President (2003-2007), Chief Financial Officer (2012-Present) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	28	None
TRUSTEE EMERITUS**
Howard P. Colhoun (77) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	28	None

76

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS***
Charles F. McCain (43) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (41) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Executive Vice President and Treasurer (2012-Present), Harbor Funds Distributors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (37) Vice President, Secretary and AML Compliance Officer	Since 2007; AML Compliance Officer since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.

Brian L. Collins (44) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (53) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (60) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as Trustee Emeritus for a term expiring December 31, 2013. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

77

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

78

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see the following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All US Convertibles Ex Mandatory Index—The BofA Merrill Lynch All US Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

79

Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

80

Glossary—Continued

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

81

Glossary—Continued

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

82

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.AR.DE.1012

Annual Report

October 31, 2012

International & Global Funds

	Institutional Class	Administrative Class	Investor Class

International Equity

Harbor International Fund	HAINX	HRINX	HIINX

Harbor International Growth Fund	HAIGX	HRIGX	HIIGX

Global Equity

Harbor Global Value Fund	HAGVX	HRGVX	HIGVX

Harbor Global Growth Fund	HGGAX	HRGAX	HGGIX

This document must be preceded or accompanied by a Prospectus.

Harbor International & Global Funds

ANNUAL REPORT OVERVIEW

The fiscal year ended October 31, 2012. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Total Return Year Ended October 31, 2012
	Institutional Class	Administrative Class	Investor Class
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	7.95%	7.67%	7.54%
Harbor International Growth Fund	4.50	4.16	4.07
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	2.82%	2.50%	2.20%
Harbor Global Growth Fund	13.29	13.08	12.85

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2012
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE (ND)); international equity	4.61%
Morgan Stanley Capital International Europe, Australasia, and Far East Growth (MSCI EAFE Growth (ND)); international equity	4.67
Morgan Stanley Capital International World (MSCI World (ND)); global equity	9.45
Morgan Stanley Capital International All Country World (MSCI AC World); global equity	8.55
Morgan Stanley Capital International Emerging Markets Index (MSCI EM); global equity	2.63

	EXPENSE RATIOS[1]					Morningstar Average [2]
	2008	2009	2010	2011	2012
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund
Institutional Class	0.79%	0.83%	0.79%	0.77%	0.77%	1.02%
Administrative Class	1.04	1.09	1.04	1.02	1.02	1.35
Investor Class	1.16	1.20	1.16	1.14	1.14	1.39
Harbor International Growth Fund
Institutional Class	0.89%	0.91%	0.87%	0.86%	0.87%	1.13%
Administrative Class	1.14	1.16	1.13	1.11	1.12	1.46
Investor Class	1.26	1.27	1.25	1.23	1.24	1.51
Harbor Global Value Fund
Institutional Class	1.00%	1.00%	1.00%	1.00%	0.98%	1.06%
Administrative Class	1.25	1.25	1.25	1.25	1.21	1.31
Investor Class	1.37	1.37	1.37	1.37	1.33	1.42
Harbor Global Growth Fund
Institutional Class	N/A	1.00%[a]	1.00%	1.00%	0.96%	1.11%
Administrative Class	N/A	1.25 [a]	1.25	1.25	1.21	1.36
Investor Class	N/A	1.37 [a]	1.37	1.37	1.30	1.43

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)
2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2012 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; and Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000.
a	Annualized for the period March 1, 2009 (inception) through October 31, 2009.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

International equities posted modest gains in fiscal 2012, significantly trailing U.S. equities, which had solid gains for the year. The MSCI EAFE (ND) Index of stocks in developed international markets posted a return of 4.61%, while emerging markets returned less than 3%. The broad U.S. equity market, as measured by the Wilshire 5000 Total Market Index, returned 14.30%.

The MSCI World (ND) Index, a measure of global equities including the U.S., returned 9.45%. (All international and global returns are in U.S. dollars.)

International and global equities posted gains in fiscal 2012 despite persistent macroeconomic concerns world-wide. Investors grappled with ongoing debt and economic growth concerns in Europe, indications of slowing growth in China, and the stubbornly slow pace of growth in the U.S. economy. Equity markets responded favorably during the year to steps taken by central bankers in Europe and the U.S. to address economic concerns.

The strength of the U.S. dollar versus the euro, the Japanese yen, and certain other currencies adversely affected international returns by about 3.5 percentage points and global returns by about 2.2 percentage points.

Harbor International and Global Equity Funds

Harbor International Fund (Institutional Class) had a return of 7.95% for the fiscal year, beating its MSCI EAFE (ND) Index benchmark by 334 basis points, or 3.34 percentage points. Harbor International Growth Fund (Institutional Class) had a return of 4.50%, trailing its MSCI EAFE Growth (ND) benchmark by 17 basis points.

Among our global funds, Harbor Global Growth Fund (Institutional Class) had a return of 13.29% and outperformed its MSCI AC World Index benchmark by 474 basis points.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each international and global equity fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2012
		Annualized
International & Global	1 Year	5 Years	10 Years	30 Years
MSCI EAFE (ND) Index (foreign stocks)	4.61%	-5.81%	7.73%	9.87%
MSCI World (ND) Index (global stocks)	9.45	-2.87	7.20	9.67
MSCI EM Index (emerging markets)	2.63	-3.47	16.20	N/A

Domestic Equities
Wilshire 5000 Total Market Index (entire U.S. stock market)	14.30%	0.77%	7.79%	10.81%
S&P 500 Index (large cap stocks)	15.21	0.36	6.91	10.97
Russell Midcap® Index (mid cap stocks)	12.15	1.70	10.52	12.22
Russell 2000® Index (small cap stocks)	12.08	1.19	9.58	9.77
Russell 3000® Growth Index	12.76	1.90	7.32	9.75
Russell 3000® Value Index	16.70	-0.85	7.49	11.49

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	-4.44%	-4.43%	4.89%	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	13.18%	9.12%	10.96%	N/A
Barclays Capital US Aggregate Bond Index (domestic bonds)	5.25	6.38	5.39	8.21%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.08	0.66	1.81	4.73

Domestic Equity, Strategic Markets, and Fixed Income

U.S. equities had solid gains in fiscal 2012 despite persistent macroeconomic concerns. Investors grappled with ongoing debt and economic growth concerns in Europe, indications of slowing growth in China, and the stubbornly slow pace of growth in the domestic economy. Equity markets responded favorably during the year to steps taken by central bankers in Europe and the U.S. to address economic concerns. U.S. equities posted double-digit gains across all capitalization ranges, with large caps outperforming mid cap and small cap stocks. U.S. value stocks outperformed growth across all capitalization ranges.

2

Commodity markets declined, reflecting weaker global demand. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on physical commodities, had a return of -4.44%.

Bonds generated solid returns for fiscal 2012 with some investors showing a willingness to take on additional risk. The broad U.S. taxable bond market advanced 5.25%, while high-yield bonds and emerging markets debt recorded double-digit gains. Money market returns remained near zero as the Federal Reserve continued to hold the federal funds rate in the range of 0% to 0.25%.

Portfolio Manager Change

As announced previously, we are pleased to welcome Causeway Capital Management LLC as the portfolio manager of Harbor Global Value Fund. The Harbor Funds Board of Trustees appointed Causeway to be the subadviser of the fund effective May 25, 2012.

Keeping a Long-Term Focus

The macroeconomic challenges of the last several years remain and will continue to provide a backdrop for economic and investing conditions for years to come. Sluggish growth and excessive debt remain to be addressed in many parts of the developed world, including the United States. Some emerging economies currently show promise of potentially better growth, yet no investing opportunity is without risk. Uncertainty is always present, even in the best of times.

We believe the best advice for investors in any market environment is to stay focused on their long-term investment objectives. Investors can help address market uncertainties by building a diversified portfolio of stocks, bonds, and cash that is consistent with your long-term financial objectives and your tolerance of risk. A diversified portfolio can still decline in value, yet appropriate diversification can help cushion the effects of a market decline. Harbor Funds offers a range of actively-managed equity, strategic markets, and fixed income funds that can be used to build a diversified portfolio to help investors reach their long-term financial goals.

Thank you for your investment in Harbor Funds.

December 18, 2012

David G. Van Hooser

Chairman

3

Harbor International Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Northern Cross, LLC

125 Summer Street

Suite 1410

Boston, MA 02110

PORTFOLIO MANAGERS

Howard Appleby, CFA

Since 2009

Jean-Francois Ducrest

Since 2009

James LaTorre, CFA

Since 2009

Edward E. Wendell, Jr.

Since 2009

Northern Cross, LLC has subadvised the Fund since 2009.

INVESTMENT GOAL

Long-term total return, principally from growth of capital

PRINCIPAL STYLE CHARACTERISTICS

International large cap value oriented stocks

Howard Appleby

Jean-Francois Ducrest

James LaTorre

Edward E. Wendell, Jr.

Management’s Discussion of Fund Performance

MARKET REVIEW

International equities advanced modestly in fiscal 2012 despite an uncertain macroeconomic environment. The MSCI EAFE (ND) Index of stocks in developed overseas markets returned 4.61% for the 12 months ended October 31. The gains came despite ongoing concerns about slowing growth in China, a fragile recovery in the U.S., and the still-unresolved sovereign debt crisis in Europe.

Performance was mixed as only 5 of the 10 economic sectors in the MSCI EAFE (ND) Index recorded positive results. Stocks in the Health Care, Consumer Staples, and Financials sectors all registered double-digit returns, while Information Technology and Telecommunication Services were the worst-performing sectors. Most of the countries represented in the index had positive returns. Shares of companies based in the United Kingdom, Switzerland, and Germany, representing over 40% of the index in aggregate, gave the biggest boost to returns. Stocks in Japan and Spain lost ground and were the biggest drag on index performance.

PERFORMANCE

Harbor International Fund outperformed its benchmark by a comfortable margin. The Fund returned 7.95% (Institutional Class), 7.67% (Administrative Class), and 7.54% (Investor Class) for fiscal 2012, compared with the 4.61% return of the MSCI EAFE (ND) Index. The Fund also outperformed the benchmark by substantial margins for the 5 years and 10 years ended October 31.

Almost all of the outperformance came from individual stock selection, which is consistent with our bottom-up process. Holdings in the Consumer Staples, Information Technology, and Health Care sectors were the biggest contributors to returns relative to the benchmark. Financials holdings detracted most from relative performance.

Portfolio positions in Consumer Staples returned over 17% compared with less than 13% for the benchmark. Leading performers within the sector included beverage producers Anheuser-Busch InBev, Diageo, and Pernod Ricard, as well as British American Tobacco, all of which were among the top 10 contributors to absolute performance for the Fund. French food company Danone posted a negative return and was among the biggest detractors from Fund performance. A significantly overweighted exposure to Consumer Staples stocks (19% of the portfolio versus 12% of the index) also added to portfolio returns relative to the benchmark.

The Fund’s Information Technology holdings returned 7%, lagging the overall market but easily beating the negative -9% return of Technology names in the index. Within the Fund’s IT holdings, SAP and Taiwan Semiconductor were among the top 10 contributors to returns, while Canon was the biggest detractor.

Novo Nordisk, a global leader in diabetes care and a long-time holding in the Fund, was the single largest contributor to portfolio returns. Its shares were up 49%. Swiss drug-maker Roche Holding was also among the leading contributors to portfolio returns. In aggregate, the Fund’s Health Care stocks returned 30% versus 17% for those in the benchmark.

4

Harbor International Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Novo Nordisk AS	3.4%
British American Tobacco plc	2.8%
Atlas Copco AB	2.6%
Diageo plc	2.5%
Anheuser-Busch InBev NV	2.4%
Roche Holding AG	2.3%
SAP AG	2.3%
Allianz SE	2.2%
AXA SA	2.2%
Linde AG	2.2%

Investments in Financials names registered a positive return of 7% but lagged the 12% benchmark return. Among Financials stocks, Brazil-based Itau Unibanco and Standard Chartered in the United Kingdom recorded double-digit declines and were among the biggest detractors from Fund performance. Standard Chartered was sold from the portfolio. A below-benchmark allocation to the Financials sector also hurt relative performance. We continue to underweight European banks given the uncertainty in the euro zone and ongoing concerns about their business models.

Portfolio holdings in other areas made important contributions to Fund performance. These included Industrials holding Atlas Copco and Syngenta in the Materials sector.

With respect to country allocations, a significant underweight to Japanese stocks (9% of the portfolio versus 21% of the benchmark) was a major contributor to relative performance, as Japan proved to be one of the weakest areas of the index. However, this was mostly offset by the Fund’s out-of-index holdings in Brazil, which declined by -16%. Favorable stock selection in Denmark, Switzerland, and Belgium boosted performance, while weak selection in China and the United Kingdom hurt relative returns.

OUTLOOK AND STRATEGY

The global uncertainty regarding economic growth, or lack thereof, continues to lead markets to volatile swings in response to the latest news items. In our view, the three major items on investors’ minds are: slowing growth in China, the sustainability of the recovery in the U.S., and the euro crisis. Each has the potential to derail the fragile state of the world’s economies.

We think China will continue to grow, although at a slower pace than in recent years. We have made several trips to China recently to gauge the growth prospects in second-tier and third-tier cities and we have seen signs of considerably slower growth than on previous visits and even some cases of falling wages. Our longer-term outlook is still positive but there may be short-term setbacks before growth resumes. After the change in leadership in China this year we expect to see growth improving. We think the U.S. will also continue to grow and will eventually pick up momentum to return to historical growth rates. The housing sector is showing signs of strength, which should give a boost to the overall economy and help lift employment.

Europe may address its problems in the short term but a long-term solution for the euro needs to be implemented before sustainable growth can be maintained. The situation there is still muddled and presents a challenging environment for Europe-centric companies. Our investments in Europe are mostly in what we believe to be high-quality global franchises that can grow through sales in the U.S., Asia, and emerging market economies as well as in Europe.

We believe that our focus on high-quality blue chip companies should position us well during these uncertain times. Investing in global companies that are the leaders in their industries should result in a portfolio that, in our view, will have the ability to ride through this volatility and be well positioned for the eventual re-emergence of global growth.

This report contains the current opinions of Northern Cross, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor International Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2011

Cusip	411511306

Ticker	HAINX

Inception Date	12/29/1987

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$29,723,443

ADMINISTRATIVE CLASS

Fund #	2211

Cusip	411511652

Ticker	HRINX

Inception Date	11/01/2002

Net Expense Ratio	1.02%[a]

Total Net Assets (000s)	$2,210,914

INVESTOR CLASS

Fund #	2411

Cusip	411511645

Ticker	HIINX

Inception Date	11/01/2002

Net Expense Ratio	1.14%[a]

Total Net Assets (000s)	$4,169,704

a	Reflective of a contractual fee waiver effective through February 28, 2013.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	19	25

Weighted Average Market Cap (MM)	$65,957	$55,753

Price/Earning Ratio (P/E)	15.5x	15.0x

Price/Book Ratio (P/B)	2.4x	1.8x

Beta vs. MSCI EAFE (ND) Index	1.06	1.00

Portfolio Turnover Rate (Year Ended 10/31/2012)	11%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

6

Harbor International Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2002 through 10/31/2012

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor International Fund
Institutional Class	7.95%	-3.25%	11.64%	12/29/1987	$150,425
Comparative Index
MSCI EAFE (ND)	4.61%	-5.81%	7.73%	—	$105,243

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor International Fund
Administrative Class	7.67%	-3.49%	11.37%	11/01/2002	$29,366
Investor Class	7.54%	-3.61%	11.21%	11/01/2002	$28,943
Comparative Index
MSCI EAFE (ND)	4.61%	-5.81%	7.73%	—	$21,049

As stated in the Fund’s current prospectus, the expense ratios were 0.78% (Net) and 0.79% (Gross) (Institutional Class); 1.03% (Net) and 1.04% (Gross) (Administrative Class); and 1.15% (Net) and 1.16% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver through 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

7

Harbor International Fund

PORTFOLIO OF INVESTMENTS—October 31, 2012

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 4.1%)

COMMON STOCKS—93.7%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.6%
42,638,741	Rolls-Royce Holdings plc (UK)*	$589,241

AUTOMOBILES—3.2%
10,508,368	Daimler AG (GER)	492,263
17,335,700	Toyota Motor Corp. (JP)	668,415

		1,160,678

BEVERAGES—7.3%
10,526,351	Anheuser-Busch InBev NV (BEL)	880,330
31,410,369	Diageo plc (UK)	897,975
3,618,280	Heineken NV (NET)	223,294
5,884,013	Pernod-Ricard SA (FR)	633,689

		2,635,288

BUILDING PRODUCTS—0.6%
6,617,178	Compagnie de Saint-Gobain (FR)	233,092

CAPITAL MARKETS—1.4%
34,401,830	UBS AG (SWS)*	516,151

CHEMICALS—5.5%
4,801,614	Linde AG (GER)	808,028
12,726,597	Potash Corp. of Saskatchewan Inc. (CAN)	513,092
1,664,500	Syngenta AG (SWS)	648,971

		1,970,091

COMMERCIAL BANKS—4.1%
34,599,555	DBS Group Holdings Ltd. (SGP)	392,927
11,092,939	Erste Group Bank AG (AUT)*	279,627

COMMERCIAL BANKS—Continued
28,520,005	Itau Unibanco Holding SA ADR (BR)[1]	$415,822
26,168,891	United Overseas Bank Ltd. (SGP)	390,251

		1,478,627

CONSTRUCTION MATERIALS—3.1%
27,025,408	CRH plc (IE)	504,152
8,823,981	Holcim Ltd. (SWS)*	602,203

		1,106,355

DIVERSIFIED FINANCIAL SERVICES—1.3%
20,602,145	Investor AB (SW)	454,776

ELECTRICAL EQUIPMENT—3.5%
25,109,683	ABB Ltd. (SWS)*	453,479
3,713,322	Legrand SA (FR)	143,256
10,805,527	Schneider Electric SA (FR)	676,583

		1,273,318

FOOD PRODUCTS—3.8%
9,934,912	Danone SA (FR)	611,070
11,790,409	Nestle SA (SWS)	748,551

		1,359,621

HEALTH CARE EQUIPMENT & SUPPLIES—1.0%
4,201,430	Cie Generale d’Optique Essilor International SA (FR)	378,858

HOTELS, RESTAURANTS & LEISURE—2.0%
11,028,426	Accor SA (FR)	344,612
130,380,700	Genting Bhd (MAL)	377,808

		722,420

INDUSTRIAL CONGLOMERATES—1.1%
125,299,947	Sime Darby Berhad (MAL)	401,936

INSURANCE—4.4%
6,365,290	Allianz SE (GER)	790,730
50,254,088	AXA SA (FR)	800,985

		1,591,715

MACHINERY—9.6%
38,234,795	Atlas Copco AB (SW)	940,240
4,783,400	Fanuc Corp. (JP)	762,071
12,776,500	Komatsu Ltd. (JP)	267,727
36,065,502	Sandvik AB (SW)	501,148
3,198,500	SMC Corp. (JP)	504,271
35,746,882	Volvo AB (SW)	482,376

		3,457,833

MEDIA—1.6%
8,446,271	JC Decaux SA (FR)	178,800
19,130,761	Pearson plc (UK)	384,661

		563,461

METALS & MINING—6.0%
8,811,411	Anglo American plc (UK)	271,517
8,698,308	Anglo American plc ADR (UK)[1]	133,693
18,688,842	BHP Billiton plc (UK)	599,000
20,100,711	Freeport-McMoRan Copper & Gold Inc. (US)	781,516
24,525,707	Xstrata plc (UK)	388,520

		2,174,246

OFFICE ELECTRONICS—0.9%
10,545,600	Canon Inc. (JP)	342,728

OIL, GAS & CONSUMABLE FUELS—4.9%
38,368,199	BG Group plc (UK)	712,378

8

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

OIL, GAS & CONSUMABLE FUELS—Continued
350,420,000	PetroChina Co. Ltd. (CHN)	$474,592
11,427,283	Royal Dutch Shell plc (NET)	391,742
2,581,908	Royal Dutch Shell plc ADR (NET)[1]	176,809

		1,755,521

PERSONAL PRODUCTS—1.6%
4,446,174	L’Oreal SA (FR)	566,654

PHARMACEUTICALS—7.7%
12,106,493	Novartis AG (SWS)	730,028
7,759,736	Novo Nordisk AS (DEN)	1,244,005
4,260,742	Roche Holding AG (SWS)	820,726

		2,794,759

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.8%
2,933,002	Unibail-Rodamco SE (FR)	660,616

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.9%
35,888,000	Cheung Kong Holdings Ltd. (HK)	528,973
47,823,000	Hang Lung Properties Ltd. (HK)	165,899

		694,872

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.6%
36,546,833	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[1]	581,095

SOFTWARE—2.3%
11,235,667	SAP AG (GER)	819,339

TEXTILES, APPAREL & LUXURY GOODS—1.6%
9,166,906	Compagnie Financiere Richemont SA (SWS)	594,914
10,835,055	Nova America SA (BR)*	—	[x]

		594,914

TOBACCO—6.6%
20,356,060	British American Tobacco plc (UK)	1,009,652
17,630,376	Imperial Tobacco Group plc (UK)	666,770
24,927,000	Japan Tobacco Inc. (JP)	689,287

		2,365,709

WIRELESS TELECOMMUNICATION SERVICES—1.7%
53,719,500	China Mobile Ltd. (CHN)	595,496

TOTAL COMMON STOCKS (Cost $25,337,546)		33,839,410

PREFERRED STOCKS—2.2%
AEROSPACE & DEFENSE—0.0%
3,240,544,316	Rolls-Royce Holdings plc (UK)*	5,230	[y]

COMMERCIAL BANKS—1.5%
34,067,561	Banco Bradesco SA (BR)	$536,748

OIL, GAS & CONSUMABLE FUELS—0.7%
24,984,000	Petroleo Brasileiro SA (BR)	255,861

TEXTILES, APPAREL & LUXURY GOODS—0.0%
1,056,355	Nova America SA (BR)*	—	[x]

TOTAL PREFERRED STOCKS (Cost $150,113)		797,839

SHORT-TERM INVESTMENTS—4.0%
Principal Amount (000s)
COMMERCIAL PAPER
	Exxon Mobil Corp.
$50,000	0.040%–11/01/2012	50,000
150,000	0.050%–11/06/2012-11/08/2012	150,000
50,000	0.060%–11/09/2012	50,000
30,000	0.070%–11/01/2012	30,000
50,000	0.075%–11/02/2012	50,000

		330,000

	General Electric Co.
132,535	0.100%–11/05/2012-11/07/2012	132,535
128,076	0.110%–11/02/2012-11/06/2012	128,076
36,280	0.120%–11/01/2012	36,280
161,587	0.130%–11/05/2012-11/13/2012	161,587
158,491	0.140%–11/06/2012-11/09/2012	158,491

		616,969

	Toyota Motor Credit Corp.
85,886	0.070%–11/01/2012-11/02/2012	85,886
41,511	0.090%–11/02/2012	41,511
177,620	0.100%–11/02/2012-11/08/2012	177,620
196,087	0.130%–11/19/2012-11/21/2012	196,087

		501,104

TOTAL SHORT-TERM INVESTMENTS (Cost $1,448,073)		1,448,073

TOTAL INVESTMENTS—99.9% (Cost $26,935,732)		36,085,322

CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		18,739

TOTAL NET ASSETS—100.0%		$36,104,061

9

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2012 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)		Total (000s)
Common Stocks
Europe	$310,502	$24,675,002	$—		$24,985,504
Latin America	415,822	—	—	[a]	415,822
North America	1,294,608	—	—		1,294,608
Pacific Basin	581,095	6,562,381	—		7,143,476
Preferred Stocks
Europe	—	—	5,230		5,230
Latin America	792,609	—	—		792,609
Short-Term Investments
Commercial Papers	—	1,448,073	—		1,448,073

Total Investments in Securities	$3,394,636	$32,685,456	$5,230		$36,085,322

The following is a reconciliation of the Fund’s Level 3 investments during the year ended October 31, 2012.

Valuation Description	Balance Beginning at 11/01/2011 (000s)		Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2012[w] (000s)
Common Stocks	$—	[a]	$—	$—	$—	$—	$—	$—	$—	$—	[a]
Preferred Stocks	3,891		5,230	—	—	—	(203)	—	(3,688)[h]	5,230

	$3,891		$5,230	$—	$—	$—	$(203)	$—	$(3,688)	$5,230

There were no significant transfers between Levels 1 and 2 during the year.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 10/31/2012 (000s)	Valuation Technique	Unobservable Inputs	Input Value
Investments in Securities
Common Stock
Nova America SA	$—	Market Approach	Last Traded Price	$0.000025

Preferred Stock
Nova America SA	$—	Market Approach	Last Traded Price	$0.000025
Rolls-Royce Holdings plc.	5,230	Market Approach	Pre-Traded Price	£0.001

	$5,230

	$5,230

For more information on valuation inputs and their aggregation into levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

a	Rounds to less than $1,000.

h	Transferred from Level 3 to Level 2 due to the availability of observable market data for pricing input.

w	The amounts in this column are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of current reporting date per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 10/31/2012
Common Stocks	$—	[a]
Preferred Stocks	61

	$61

x	Fair valued in accordance with Harbor Funds Valuation Procedures using last traded price, which is a Level 3 input.

y	Fair valued in accordance with Harbor Fund Valuation Procedures using a pre-traded price recommended by the issuer, which is Level 3 input.

The accompanying notes are an integral part of the Financial Statements.

10

Harbor International Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital

Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGER

James Gendelman

Since 2004

Munish Malhotra, CFA

Since 2011

Marsico has subadvised the Fund since 2004.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Foreign companies selected for long-term growth potential

James Gendelman

Munish Malhotra

Management’s Discussion of

Fund Performance

MARKET REVIEW

Europe’s debt problems and an uncertain outlook for the global economy dominated world headlines during fiscal 2012. Equity investor psychology remained fragile and heavily dependent on the flow of news coming out of Europe. Despite these headwinds, international equities posted a positive return for the 12 months ended October 31.

Central bank intervention trumped all else, perhaps most dramatically exemplified by European Central Bank president Mario Draghi’s unambiguous statements regarding the ECB’s willingness to take forceful action in response to the sovereign debt crisis, and the Federal Reserve’s latest round of quantitative easing with an open-ended completion date. The equity market seemed willing, at least temporarily, to take comfort in reduced downside risk in Europe (EU sovereign bond auctions generally were well-received) and fresh rounds of monetary stimulus, and look past a variety of serious macro-related worries. Chief among them was the concern that global growth showed further signs of stress, including indications of a deepening recession in the EU, renewed potential for a hard landing in China (where manufacturing, exports, and electricity consumption, among other factors, suggested more deeply-entrenched economic weakness), subdued economic activity levels globally, ongoing policy uncertainty, a U.S. economy regressing towards stall speed even as the so-called fiscal cliff loomed, and a combustible situation in the Middle East.

Developed international markets, as measured by the MSCI EAFE (ND) Index, posted a one-year return of 4.61% (all returns cited are in U.S. dollar terms). International growth equities slightly outperformed international value equities. The MSCI EAFE Growth Index posted a return of 4.67%, while the MSCI EAFE Value Index had a return of 4.44%.

From a sector perspective, performance was mixed. Six of the ten MSCI EAFE Growth Index economic sectors registered positive returns. Health Care and Consumer Staples were the strongest-performing areas of the index with returns of 19% and 13%, respectively. Financials, Industrials, and Consumer Discretionary each rose between 5% and 7%. The Utilities sector was the weakest-performing area of the index with a return of -10%. Energy (-7%), Materials (-5%), and Information Technology (-3%) also struggled.

PERFORMANCE

Harbor International Growth Fund modestly underperformed its benchmark index for the 12 months ended October 31. The Fund returned 4.50% (Institutional Class), 4.16% (Administrative Class), and 4.07% (Investor Class), compared with the MSCI EAFE Growth Index return of 4.67%.

Information Technology holdings were a primary area of strength. For some time, the Fund has held investments that we believe are poised to benefit from growing use of smartphone and mobile data. A number of these investments posted strong returns, including Samsung Electronics, ASML Holding, and Taiwan Semiconductor. Latin American e-commerce company MercadoLibre further bolstered performance.

The Fund also benefitted from stock selection within the Consumer Staples sector. Consumer Staples positions were led by Belgium-headquartered brewer Anheuser-Busch InBev (+49%) and Paris-based wine and spirits purveyor Pernod Ricard (+14%).

11

Harbor International Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
LyondellBasell Industries NV	2.4%
Samsung Electronics Co. Ltd.	2.4%
Standard Chartered plc	2.4%
Nestle SA	2.3%
AIA Group Ltd.	2.1%
Anheuser-Busch InBev NV	2.1%
Roche Holding AG	2.1%
British Sky Broadcasting Group plc	2.0%
Check Point Software Technologies Ltd.	2.0%
Tullow Oil plc	2.0%

A few of the Fund’s Consumer Discretionary holdings were standout performers, including Spain-based fashion retailer Inditex, multinational hotel and restaurant company Whitbread, and German media company Kabel Deutschland Holding. Other individual positions having a materially positive effect on performance included specialty chemical company LyondellBasell and pharmaceutical holdings Novo Nordisk and Roche Holding. The Fund’s performance was buoyed by having few investments in the weak-performing Materials sector and by abstaining from investments in the Utilities sector.

There were a few offsetting factors inhibiting investment results. Stock selection in the Telecommunication Services sector significantly impaired performance. China Unicom Hong Kong, one of the world’s largest mobile providers, fell 21% and was a material detractor from performance. In the Consumer Discretionary sector, Arcos Dorados Holdings, a Latin American McDonald’s restaurant franchisee, dropped 39% prior to being sold. Japanese camera maker Canon (-30%) faced headwinds as the Japanese yen strengthened during the second half of the fiscal year, making products of Japanese exporters more expensive to a number of Canon’s end markets such as the U.S. and Europe. Chinese Internet search company Baidu and Check Point Software Technologies, an Israel-based computer network security software company, each posted double-digit stock price declines.

From a sector allocation stand-point, the Fund’s performance was hampered by having underweighted allocations to the Consumer Staples sector, as it was among the strongest-performing areas of the benchmark index. Performance also was dampened by an overweighted allocation to the weak-performing Information Technology sector.

Although active currency management is not a central facet of the Fund’s investment process, currency fluctuations may at times affect performance. On an overall basis, currency effects had a positive impact on performance versus the benchmark index. The Fund did well by having less exposure than its benchmark to securities denominated in the weaker euro. Some of this positive effect, however, was offset by having no exposure to securities of companies denominated in the stronger Australian dollar.

OUTLOOK AND STRATEGY

As of October 31, the portfolio’s primary economic sector overweights relative to the benchmark included Information Technology, Consumer Discretionary, and Financials. The Fund had no exposure to the Utilities sector.

In terms of country allocations, the Fund’s most significant weightings included the United Kingdom, Japan, and Switzerland, although exposure to the United Kingdom and Japan represented underweighted postures relative to the benchmark index. Country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

12

Harbor International Growth Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2017

Cusip	411511801

Ticker	HAIGX

Inception Date	11/01/1993

Expense Ratio	0.87%

Total Net Assets (000s)	$324,404

ADMINISTRATIVE CLASS

Fund #	2217

Cusip	411511637

Ticker	HRIGX

Inception Date	11/01/2002

Expense Ratio	1.12%

Total Net Assets (000s)	$1,027

INVESTOR CLASS

Fund #	2417

Cusip	411511629

Ticker	HIIGX

Inception Date	11/01/2002

Expense Ratio	1.24%

Total Net Assets (000s)	$20,203

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	25	25

Weighted Average Market Cap (MM)	$42,722	$49,455

Price/Earning Ratio (P/E)	18.0x	17.3x

Price/Book Ratio (P/B)	3.7x	2.8x

Beta vs. MSCI EAFE Growth (ND) Index	1.01	1.00

Portfolio Turnover Rate (Year Ended 10/31/2012)	70%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

13

Harbor International Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2002 through 10/31/2012

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE Growth (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor International Growth Fund
Institutional Class	4.50%	-6.93%	6.43%	11/01/1993	$93,209
Comparative Index
MSCI EAFE Growth (ND)	4.67%	-4.91%	7.27%	—	$100,857

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE Growth (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor International Growth Fund
Administrative Class	4.16%	-7.18%	6.20%	11/01/2002	$18,246
Investor Class	4.07%	-7.29%	6.07%	11/01/2002	$18,029
Comparative Index
MSCI EAFE Growth (ND)	4.67%	-4.91%	7.27%	—	$20,171

As stated in the Fund’s current prospectus, the expense ratio were 0.87% (Institutional Class); 1.12% (Administrative Class); and 1.25% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

14

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2012

Equity Holdings by Country (% of net assets)

(Excludes net cash of 17.3%)

COMMON STOCKS—82.7%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.4%
343,306	Rolls-Royce Holdings plc (UK)*	$4,744

AUTOMOBILES—3.5%
79,592	Bayerische Motoren Werke AG (GER)	6,363
193,455	Honda Motor Co. Ltd. (JP)	5,816

		12,179

BEVERAGES—5.6%
87,332	Anheuser-Busch InBev NV (BEL)	7,304
234,673	Diageo plc (UK)	6,709
50,107	Pernod-Ricard SA (FR)	5,396

		19,409

CHEMICALS—2.4%
153,753	LyondellBasell Industries NV (US)	8,209

COMMERCIAL BANKS—7.2%
214,693	Banco Bilbao Vizcaya Argentaria SA (SP)	1,794
1,314,219	Barclays plc (UK)	4,860
94,194	BNP Paribas SA (FR)	4,752
392,843	Grupo Financiero Santander Mexico SAB de CV ADR (MEX)*[1]	5,370
345,638	Standard Chartered plc (UK)	8,183

		24,959

COMPUTERS & PERIPHERALS—1.7%
215,499	Seagate Technology plc (IE)	$5,887

DIVERSIFIED TELECOMMUNICATION—1.2%
132,999	Ziggo NV (NET)	4,307

DIVERSIFIED TELECOMMUNICATION SERVICES—1.1%
2,358,000	China Unicom Hong Kong Ltd. (HK)	3,813

ELECTRICAL EQUIPMENT—1.1%
58,411	Schneider Electric SA (FR)	3,657

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.3%
223,500	Hoya Corp. (JP)	4,527

ENERGY EQUIPMENT & SERVICES—0.7%
55,425	Seadrill Ltd. (BM)	2,246

FOOD & STAPLES RETAILING—0.4%
83,666	Jeronimo Martins SGPS SA (PT)	1,465

FOOD PRODUCTS—2.3%
127,404	Nestle SA (SWS)	8,089

HEALTH CARE EQUIPMENT & SUPPLIES—0.9%
218,155	Elekta AB (SW)	3,106

HOTELS, RESTAURANTS & LEISURE—4.5%
178,563	Intercontinental Hotels Group plc (UK)	4,418
122,772	Whitbread plc (UK)	4,666
52,986	Wynn Resorts Ltd. (US)	6,414

		15,498

INSURANCE—2.1%
1,808,600	AIA Group Ltd. (HK)	7,121

INTERNET & CATALOG RETAIL—1.9%
713,200	Rakuten Inc. (JP)	6,411

INTERNET SOFTWARE & SERVICES—4.5%
58,568	Baidu Inc. ADR (CHN)*[1]	6,244
52,198	MercadoLibre Inc. (AR)	4,383
216,659	Yandex NV (NET)*	5,044

		15,671

IT SERVICES—1.3%
66,740	Accenture plc (IE)	4,499

MACHINERY—1.8%
39,700	Fanuc Corp. (JP)	6,325

MEDIA—4.7%
611,352	British Sky Broadcasting Group plc (UK)	6,997
113,308	Imax Corp. (US)*	2,559
93,226	Kabel Deutschland Holding AG (GER)	6,727

		16,283

MULTILINE RETAIL—0.9%
55,275	Next plc (UK)	3,186

OFFICE ELECTRONICS—1.4%
148,400	Canon Inc. (JP)	4,823

OIL, GAS & CONSUMABLE FUELS—3.0%
1,821,300	CNOOC Ltd. (HK)	3,743
298,463	Tullow Oil plc (UK)	6,781

		10,524

PHARMACEUTICALS—6.9%
36,491	Novo Nordisk AS (DEN)	5,850
54,350	Perrigo Co. (US)	6,251
38,348	Roche Holding AG (SWS)	7,387

15

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

PHARMACEUTICALS—Continued
158,049	Shire plc (UK)	$4,444

		23,932

REAL ESTATE INVESTMENT TRUSTS (REITs)—0.9%
13,490	Unibail-Rodamco SE (FR)	3,038

REAL ESTATE MANAGEMENT & DEVELOPMENT—3.6%
343,700	BR Malls Participacoes SA (BR)	4,518
1,220,000	Hang Lung Properties Ltd. (HK)	4,232
132,000	Sumitomo Realty & Development Co. Ltd. (JP)	3,648

		12,398

ROAD & RAIL—1.3%
50,071	Canadian National Railway Co. (CAN)	4,325

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.7%
474,214	ARM Holdings plc (UK)	5,110
59,385	ASML Holding NV (NET)	3,265
6,940	Samsung Electronics Co. Ltd. (S. KOR)	8,328
196,157	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[1]	3,119

		19,822

SOFTWARE—2.1%
159,804	Check Point Software Technologies Ltd. (IL)*	7,116

SPECIALTY RETAIL—0.9%
24,251	Inditex SA (SP)	3,097

TEXTILES, APPAREL & LUXURY GOODS—2.2%
53,544	Adidas AG (GER)	$4,564
7,096	Swatch Group AG (SWS)	2,937

		7,501

TRADING COMPANIES & DISTRIBUTORS—0.9%
457,000	Marubeni Corp. (JP)	2,961

WIRELESS TELECOMMUNICATION SERVICES—1.3%
52,072	Millicom International Cellular SA SDR (LUX)[2]	4,496

TOTAL COMMON STOCKS (Cost $249,322)		285,624

PREFERRED STOCKS—0.0%
(Cost $49)
AEROSPACE & DEFENSE—0.0%
30,813,136	Rolls-Royce Holdings plc (UK)*	50	[y]

TOTAL INVESTMENTS—82.7% (Cost $249,371)		285,674

CASH AND OTHER ASSETS, LESS LIABILITIES—17.3%		59,960

TOTAL NET ASSETS—100.0%		$345,634

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2012 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$15,430	$149,938	$—	$165,368
Latin America	14,271	—	—	14,271
Middle East/Central Asia	7,116	—	—	7,116
North America	27,758	—	—	27,758
Pacific Basin	9,363	61,748	—	71,111
Preferred Stocks
Europe	—	—	50	50

Total Investments in Securities	$73,938	$211,686	$50	$285,674

The following is a reconciliation of the Fund’s Level 3 investments during the year ended October 31, 2012.

Valuation Description	Balance Beginning at 11/01/2011 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2012[w] (000s)
Preferred Stocks	$229	$50	$(223)	$—	$(3)	$(3)	$—	$—	$50

There were no transfers between Levels 1 and 2 during the year.

16

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Description	Ending Balance as of 10/31/2012 (000s)	Valuation Technique	Unobservable inputs	Input Value
Investments in Securities
Preferred Stock
Rolls-Royce Holdings plc.	50	Market Approach	Pre-Traded Price	£0.001

For more information on valuation inputs and their aggregation into levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities. SDRs are issued by either U.S. or non-U.S. banking organizations.

w	The amounts in this column are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of October 31, 2012 per investment type is below:

Valuation Description	Unrealized Gain/(Loss) as of 10/31/2012
Preferred Stocks	$1

y	Fair valued in accordance with Harbor Fund Valuation Procedures using a pre-traded price recommended by the issuer, which is Level 3 input.

The accompanying notes are an integral part of the Financial Statements.

17

Harbor Global Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Causeway Capital

Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

PORTFOLIO MANAGERS

Sarah H. Ketterer

Since 2012

Harry W. Hartford

Since 2012

James A. Doyle

Since 2012

Jonathan P. Eng

since 2012

Kevin Durkin

since 2012

Conor Muldoon

since 2012

Causeway has subadvised the Fund since 2012.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world exhibiting strong value characteristics on a relative basis

Sarah H. Ketterer

Harry W. Hartford

James A. Doyle

Jonathan P. Eng

Kevin Durkin

Conor Muldoon

Management’s Discussion of Fund Performance

MARKET REVIEW

Equities gained ground in fiscal 2012 despite fears of slowing economic growth and continuing concerns over the sovereign debt crisis in Europe. Accommodative global monetary policy boosted liquidity, prompting stock markets to advance. Investors responded favorably to central bank intervention on both sides of the Atlantic, as the European Central Bank signaled its intent to take whatever steps necessary to address the debt crisis in the euro zone and the U.S. Federal Reserve announced a third round of quantitative easing.

Global equities, as measured by the MSCI World (ND) Index, registered a return of 9.45% for the 12 months ended October 31. Nine of the 10 economic sectors within the index posted positive returns, led by Health Care, Consumer Staples, Financials, and Consumer Discretionary, all with double-digit advances. The Materials sector, down 2%, was the only area to lose ground. From a country-level perspective, Hong Kong, the U.S., Singapore, and the Netherlands were among the leading performers, while Spain, Italy, and Japan posted negative returns.

PERFORMANCE

Harbor Global Value Fund returned 2.82% (Institutional Class), 2.50% (Administrative Class), and 2.20% (Investor Class), for the 12 months ended October 31, underperforming its MSCI World (ND) benchmark, which returned 9.45% Sector positioning, country allocations, and stock selection all detracted from Fund performance relative to the index.

Holdings in the Information Technology and Consumer Discretionary sectors were the biggest detractors from relative performance. This was partially offset by favorable stock selection in several sectors, led by Materials and Industrials. From a country perspective, stock selection in Japan and a smaller-than-index exposure to Spain were the biggest contributors to portfolio returns relative to the benchmark. However, this was more than offset by unfavorable stock selection and a below-benchmark exposure to U.S. equities.

The top individual contributor to absolute return was U.S. appliance manufacturer Whirlpool Corp. The company’s share price appreciated significantly as investors anticipated a recovery in U.S. housing. Other top contributors included scientific journal and legal database service provider Reed Elsevier (Netherlands), plant construction engineer JGC Corp. (Japan), French insurer AXA, and Barclays Bank (United Kingdom). The biggest individual detractor was U.S.-listed for-profit education company Apollo Group. Although the for-profit education industry faces regulatory pressure over tuition reimbursements, we believe the company has a strong balance sheet to help weather the storm. Additional notable detractors included money transfer provider Western Union (United States), Italian energy company Enel, French bank Credit Agricole, and U.S. technology firm Hewlett-Packard. Enel, Credit Agricole, and Hewlett-Packard were sold from the portfolio.

18

Harbor Global Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
UnitedHealth Group Inc.	3.6%
Akzo Nobel NV	3.4%
Johnson & Johnson	3.1%
Reed Elsevier NV	3.0%
Total SA	3.0%
Babcock & Wilcox Co.	2.9%
Microsoft Corp.	2.9%
Tesco plc	2.9%
NASDAQ Omx Group Inc.	2.8%
Novartis AG	2.7%

Causeway Capital Management LLC, became subadviser of Harbor Global Value Fund effective May 25. From May 25 through the end of the fiscal year on October 31, the Fund generated a return of 6.94% (Institutional Class), while the MSCI World (ND) Index returned 10.17%. Stock selection was the primary driver of Fund performance for this period. Holdings in the consumer durables and apparel, capital goods, telecommunication services, and insurance industry groups, as well as an underweight to the technology hardware and equipment industry group, contributed to performance relative to the benchmark. Investments in the consumer services, software and services, diversified financials, health care equipment and services, and automobiles and components industry groups detracted from relative performance.

Amid a climate of economic uncertainty, many investors abandoned companies that announced disappointing results relative to short-term expectations. As disciplined value investors who patiently adhere to a long-term investment horizon, we have attempted to capitalize on this market behavior. We identified what we believe to be some of the greatest upside potential in global equities in Europe. As a result, the Fund is overweight versus the MSCI World (ND) Index in companies based in the euro zone. Our quantitative research colleagues brought to our attention the high correlation of the euro to equity markets in general. When investors were bullish, equity markets would rise and the euro would appreciate, and vice versa. Our goal is to manage risk—defined as volatility—while attempting to maximize returns. We have sought to reduce portfolio volatility by hedging a portion of the active euro weight (euro exposure in excess of the benchmark) through the use of euro/dollar hedges. This provided the Fund a degree of protection from euro weakness and allowed us to continue seeking alpha (performance above the benchmark) from stock selection. We continue to monitor the euro currency closely.

OUTLOOK AND STRATEGY

Governments have yet to solve their fiscal deficits, but many corporate balance sheets are in great shape. The discerning analyst performing rigorous fundamental analysis is able to validate truly undervalued stocks from deceptively cheap stocks—also known as “value traps.” Equity markets have recouped most of the carnage from the 2007-2008 recession; yet many stocks remain undervalued. We believe that conviction and portfolio diversification—across industry, geography, currencies, and size—should be ample tools for our portfolio management team to build and maintain a portfolio that seeks to outpace the benchmark over full market cycles.

In an environment where certain segments of the global equity markets have proven a haven for nervous investors, careful stock selection is essential. We have upgraded the quality of the portfolio, selecting market leaders with what we believe to be superior balance sheets. We have decreased portfolio prospective risk (defined as standard deviation of returns), with the aim of reducing our expected portfolio volatility and beta (a measure of sensitivity to index moves) to a level nearer to that of the MSCI World (ND) Index. In a period of prolonged low interest rates, we believe investors should expect a more modest upside potential for equities than in times of inflation. We remain disciplined to our bottom-up portfolio construction process—trimming back or exiting our winners—defined as companies that have met or exceeded our risk-adjusted return targets—and recycling cash proceeds into what we believe to be superior investment candidates. Our search for value continues.

This report contains the current opinions of Causeway Capital Management LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

19

Harbor Global Value Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2027

Cusip	411511447

Ticker	HAGVX

Inception Date	08/07/2006

Net Expense Ratio	0.98%[a]

Total Net Assets (000s)	$5,759

ADMINISTRATIVE CLASS

Fund #	2227

Cusip	411511454

Ticker	HRGVX

Inception Date	08/07/2006

Net Expense Ratio	1.21%[a]

Total Net Assets (000s)	$425

INVESTOR CLASS

Fund #	2427

Cusip	411511462

Ticker	HIGVX

Inception Date	08/07/2006

Net Expense Ratio	1.33%[a]

Total Net Assets (000s)	$858

a	Reflective of a contractual expense cap effective through February 28, 2013.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	12	27

Weighted Average Market Cap (MM)	$54,565	$82,218

Price/Earning Ratio (P/E)	13.8x	16.5x

Price/Book Ratio (P/B)	2.1x	2.3x

Beta vs. MSCI World (ND) Index	1.27	1.00

Portfolio Turnover Rate (Year Ended 10/31/2012)	132%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

20

Harbor Global Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 08/07/2006 through 10/31/2012

The graph compares a $50,000 investment in the Fund with the performance of the MSCI World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Global Value Fund
Institutional Class	2.82%	-8.36%	-5.13%	08/07/2006	$36,013
Comparative Index
MSCI World (ND)	9.45%	-2.87%	1.73%	—	$55,638

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 08/07/2006 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of the MSCI World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Global Value Fund
Administrative Class	2.50%	-8.58%	-5.36%	08/07/2006	$7,091
Investor Class	2.20%	-8.74%	-5.51%	08/07/2006	$7,023
Comparative Index
MSCI World (ND)	9.45%	-2.87%	1.73%	—	$11,128

As stated in the Fund’s current prospectus, the expense ratios were 1.00% (Net) and 1.18% (Gross) (Institutional Class); 1.25% (Net) and 1.43% (Gross) (Administrative Class); and 1.37% (Net) and 1.55% (Gross) (Investor Class). Effective June 1, 2012, the net expense ratios are contractually capped at 0.90%, 1.15% and 1.27% for the Institutional Class, Administrative Class and Investor Class, respectively, until 02/28/13. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

21

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2012

Equity Holdings by Country (% of net assets)

(Excludes net cash, short-term investments and forward positions of 3.9%)

COMMON STOCKS—96.1%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.0%
2,000	Boeing Co. (US)	$141

AIR FREIGHT & LOGISTICS—1.3%
22,400	Postnl NV (NET)*	88

AUTOMOBILES—4.7%
3,324	Daimler AG (GER)	156
4,600	Toyota Motor Corp. (JP)	177

		333

CHEMICALS—7.9%
2,400	Air Products & Chemicals Inc. (US)	186
4,444	Akzo Nobel NV (NET)	242
2,300	Shin-Etsu Chemical Co. Ltd. (JP)	130

		558

COMMERCIAL BANKS—3.9%
33,527	Barclays plc (UK)	124
4,500	Wells Fargo & Co. (US)	152

		276

DIVERSIFIED CONSUMER SERVICES—3.4%
6,700	Apollo Group Inc. Cl. A (US)*	135
3,900	DeVry Inc. (US)	102

		237

DIVERSIFIED FINANCIAL SERVICES—2.8%
8,200	NASDAQ Omx Group Inc. (US)	195

ELECTRICAL EQUIPMENT—4.9%
8,000	Babcock & Wilcox Co. (US)*	206
3,663	Legrand SA (FR)	142

		348

ENERGY EQUIPMENT & SERVICES—1.4%
2,005	Tecnicas Reunidas SA (SP)	99

FOOD & STAPLES RETAILING—2.9%
39,135	Tesco plc (UK)	203

HEALTH CARE EQUIPMENT & SUPPLIES—1.4%
1,000	C.R. Bard Inc. (US)	96

HEALTH CARE PROVIDERS & SERVICES—5.3%
4,900	Molina Healthcare Inc. (US)*	123
4,500	UnitedHealth Group Inc. (US)	252

		375

HOUSEHOLD DURABLES—2.4%
1,700	Whirlpool Corp. (US)	$166

INDUSTRIAL CONGLOMERATES—3.3%
27,000	SembCorp Industries Ltd. (SGP)	120
1,107	Siemens AG (GER)	111

		231

INSURANCE—4.7%
6,693	AXA SA (FR)	107
271	Fairfax Financial Holdings Ltd. (CAN)	100
5,700	Progressive Corp. (US)	127

		334

IT SERVICES—4.2%
5,600	Total System Services Inc. (US)	126
13,100	Western Union Co. (US)	166

		292

LIFE SCIENCES TOOLS & SERVICES—1.7%
3,339	Agilent Technologies Inc. (US)	120

MACHINERY—0.3%
5,000	SembCorp Marine Ltd. (SGP)	19

MEDIA—4.3%
398	Mediaset Espana Comunicacion SA (SP)	2
15,701	Reed Elsevier NV (NET)	211
1,900	Walt Disney Co. (US)	93

		306

OIL, GAS & CONSUMABLE FUELS—8.0%
2,200	Anadarko Petroleum Corp. (US)	151
4,174	BG Group plc (UK)	78
60,000	CNOOC Ltd. (HK)	123
4,123	Total SA (FR)	208

		560

PHARMACEUTICALS—7.7%
3,100	Johnson & Johnson (US)	219
3,131	Novartis AG (SWS)	189
1,549	Sanofi (FR)	136

		544

PROFESSIONAL SERVICES—1.8%
22,175	Michael Page International plc (UK)	129

SOFTWARE—5.3%
7,200	Microsoft Corp. (US)	205
5,400	Oracle Corp. (US)	168

		373

TEXTILES, APPAREL & LUXURY GOODS—1.3%
25,500	Yue Yuen Industrial Holdings Ltd. (HK)	88

TOBACCO—5.0%
2,600	Altria Group Inc. (US)	83
2,119	British American Tobacco plc (UK)	105
2,171	KT&G Corp. (S. KOR)	165

		353

TRANSPORTATION INFRASTRUCTURE—2.1%
45,206	China Merchants Holdings International Co. Ltd. (HK)	149

22

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

WIRELESS TELECOMMUNICATION SERVICES—2.1%
1,900	KDDI Corp. (JP)	148

TOTAL COMMON STOCKS (Cost $6,369)		6,761

SHORT-TERM INVESTMENTS—2.0%
(Cost $144)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$144	Repurchase Agreement with State Street Corp. dated October 31, 2012 due November 01, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corp. Notes (market value $149)	$144

TOTAL INVESTMENTS—98.1% (Cost $6,513)		6,905

CASH AND OTHER ASSETS, LESS LIABILITIES—1.9%		137

TOTAL NET ASSETS—100.0%		$7,042

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2012

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro Currency (Buy)	State Street Bank and Trust Co.	$107	$106	11/02/2012	$1
Euro Currency (Sell)	State Street Bank and Trust Co.	313	303	11/02/2012	(10)

					$(9)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2012 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Europe	$—	$2,330	$—	$2,330
North America	3,312	—	—	3,312
Pacific Basin	—	1,119	—	1,119
Short-Term Investments
Repurchase Agreements	—	144	—	144

Total Investments in Securities	$3,312	$3,593	$—	$6,905

Liability Category
Investments in Other Financial Instruments
Forward Currency Contracts	$—	$(9)	$—	$(9)

Total Investments in Other Financial Instruments	$—	$(9)	$—	$(9)

Total Investments	$3,312	$3,584	$—	$6,896

There were no Level 3 holdings at October 31, 2011 or October 31, 2012, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

The accompanying notes are an integral part of the Financial Statements.

23

Harbor Global Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital

Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGERS

Thomas F. Marsico

Since 2009

James Gendelman

Since 2009

Marsico has subadvised the Fund since its inception in 2009.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world selected for long-term growth potential

Thomas F. Marsico

James Gendelman

Management’s Discussion of

Fund Performance

MARKET REVIEW

Europe’s debt problems and an uncertain outlook for the global economy dominated world headlines over the 12 months ended October 31. Equity investor psychology remained fragile and heavily dependent on the flow of news coming out of Europe. Despite these headwinds, it was a buoyant period for equities, and U.S. stocks fared particularly well.

U.S. equities were propelled in large part by a sense that substantive progress was being made toward containing Europe’s sovereign debt problem and that the risk of its metastasizing into a global financial crisis had diminished. However, a number of U.S. economic indicators suggested another growth slowdown could be underway. These included a downward revision in GDP growth, reduced productivity levels, small business uncertainty, and lower consumer confidence. Stocks also were challenged by uncertainty regarding the outcome of the November election and concerns over the so-called fiscal cliff associated with the potential for significant tax increases and government spending curbs to go into effect at year-end 2012 if policymakers take no action. The housing market emerged as a bright spot as mortgage rates reached record low levels, year-over-year sales improved, inventories tightened, and prices stabilized somewhat.

Central bank intervention trumped all else, exemplified perhaps most dramatically by European Central Bank president Mario Draghi’s unambiguous statements regarding the ECB’s willingness to take forceful action in response to the sovereign debt crisis and the Federal Reserve’s latest round of quantitative easing with an open-ended completion date. The equity market seemed willing, at least temporarily, to take comfort in reduced downside risk in Europe and in fresh rounds of monetary stimulus, and to look past a variety of serious macro-related concerns. Chief among those worries was that global growth showed further indications of stress, including signs of a deepening recession in the EU, renewed potential for a hard landing in China, subdued economic activity levels globally, ongoing policy uncertainty, a U.S. economy regressing towards stall speed even as the fiscal cliff loomed, and a combustible situation in the Middle East.

The MSCI AC World Index posted a return of 8.55% (all returns cited are in U.S. dollars) for the 12 months ended October 31. Nine of the 10 sectors within the Index registered positive returns. Health Care and Consumer Staples were the strongest-performing areas of the benchmark index with returns of 20% and 15%, respectively. Materials slid more than -3% and was the sole sector to post a negative return.

PERFORMANCE

Harbor Global Growth Fund significantly outperformed its benchmark index for the fiscal year. The Fund returned 13.29% (Institutional Class), 13.08% (Administrative Class), and 12.85% (Investor Class), compared with the MSCI AC World Index return of 8.55%.

The outperformance was led by strong stock selection in the Information Technology and Financials sectors. The portfolio’s Technology holdings posted a collective return of +29%. Apple, one of the Fund’s largest individual holdings, soared +47%. Other top-performing holdings within the sector included Latin American e-commerce platform MercadoLibre and Millennial Media. We purchased Millennial Media, a mobile

24

Harbor Global Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Anheuser-Busch InBev NV	5.1%
Roche Holding AG	4.9%
Apple Inc.	4.6%
Accenture plc	4.0%
Intuitive Surgical Inc.	3.9%
TJX Cos. Inc.	3.8%
Inditex SA	3.4%
Home Depot Inc.	3.2%
Wynn Macau Ltd.	3.2%
Kabel Deutschland Holding AG	3.1%

advertising company, at its initial public offering. The position was sold from the portfolio after its stock price appreciated by more than 90%. Financials positions having a material, positive effect on performance included Brazilian real estate company BR Malls Participacoes and PNC Financial Services Group.

The Fund was aided by an overweighted allocation to the Consumer Discretionary sector, which was a strong-performing area of the benchmark index. Certain holdings within the sector posted nice gains, including luxury goods provider Prada, fashion retailer Inditex, and Home Depot. We sold Prada prior to the end of the fiscal year.

The Fund held several individual positions whose returns exceeded those of pertinent sectors or industries in the benchmark index. These included surgical systems manufacturer Intuitive Surgical and beverage company Anheuser-Busch InBev. Materials, Utilities, and Energy were poor-performing sectors of the index; the Fund benefited by having underweighted allocations to these sectors.

Active currency management is not a central facet of our investment process, but fluctuations in major world currencies can affect performance. Fiscal 2012 performance was aided by having an underweighted allocation to the euro and Japanese yen, both of which weakened over the 12 months. A portion of this positive impact was offset by having an overweighted allocation to securities denominated in the weaker Swiss franc.

Stock selection in the Industrials sector materially detracted from performance. The Fund’s Industrials positions posted a collective return of +3%, which trailed the +8% return of the benchmark index sector. Japanese automation company Fanuc slipped -15% prior to being sold and industrial goods supplier W.W. Grainger dipped -7% while it was held by the Fund.

Similarly, holdings in the Energy sector posted results that lagged the return of the benchmark index. Oilfield services companies Halliburton, Occidental Petroleum, and Schlumberger each posted negative returns, and Occidental Petroleum was sold from the portfolio.

Certain individual positions struggled. Auto manufacturer Bayerische Motorenwerke (BMW) posted a double-digit negative return. Online retailer Amazon.com (-18% prior to being sold), media company British Sky Broadcasting (-8%), and Chinese Internet search company Baidu (-24%) each materially detracted from performance. The Fund purchased shares of FaceBook during its initial public offering; its stock price slid -38% prior to being sold from the portfolio.

From a sector allocation standpoint, performance was dampened by being underweight in Financials. While we owned several Financials companies that performed well, we did not, in retrospect, own enough of them.

OUTLOOK AND STRATEGY

As of October 31, the Fund’s largest sector overweights relative to the MSCI AC World Index were the Consumer Discretionary and Health Care sectors. The most significant underweights relative to the index were Financials, Energy, and Materials. The Fund had no exposure to the Utilities and Telecommunication Services sectors.

In terms of country allocations, the Fund’s most significant weightings were in companies based in the U.S., Switzerland, the United Kingdom, and Belgium, although the allocation to the United Kingdom represented an underweighted posture compared to the index. As mentioned in previous shareholder reports, country-level weightings generally should be considered a residual byproduct of our bottom-up stock selection process rather than a major, proactive facet of our investment strategy.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

25

Harbor Global Growth Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2030

Cusip	411512874

Ticker	HGGAX

Inception Date	03/01/2009

Net Expense Ratio	0.96%[a]

Total Net Assets (000s)	$16,290

ADMINISTRATIVE CLASS

Fund #	2230

Cusip	411512866

Ticker	HRGAX

Inception Date	03/01/2009

Net Expense Ratio	1.21%[a]

Total Net Assets (000s)	$371

INVESTOR CLASS

Fund #	2430

Cusip	411512858

Ticker	HGGIX

Inception Date	03/01/2009

Net Expense Ratio	1.30%[a]

Total Net Assets (000s)	$3,189

a	Reflective of a contractual expense cap effective through February 28, 2013.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	15	46

Weighted Average Market Cap (MM)	$82,428	$77,564

Price/Earning Ratio (P/E)	19.8x	16.2x

Price/Book Ratio (P/B)	5.8x	2.3x

Beta vs. MSCI AC World Index	1.03	1.00

Portfolio Turnover Rate (Year Ended 10/31/2012)	91%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

26

Harbor Global Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03/01/2009 through 10/31/2012

The graph compares a $50,000 investment in the Fund with the performance of the MSCI AC World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Global Growth Fund
Institutional Class	13.29%	N/A	23.52%	03/01/2009	$108,548
Comparative Index
MSCI AC World	8.55%	N/A	19.28%	—	$95,495

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 03/01/2009 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of the MSCI AC World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Global Growth Fund
Administrative Class	13.08%	N/A	23.22%	03/01/2009	$21,517
Investor Class	12.85%	N/A	23.06%	03/01/2009	$21,414
Comparative Index
MSCI AC World	8.55%	N/A	19.28%	—	$19,099
As stated in the Fund’s current prospectus, the expense ratios were 1.00% (Net) and 1.68% (Gross) (Institutional Class); 1.25% (Net) and 1.93% (Gross) (Administrative Class); and 1.37% (Net) and 2.05% (Gross) (Investor Class). Effective June 1, 2012, the net expense ratios are contractually capped at 0.90%, 1.15% and 1.27% for the Institutional Class, Administrative Class and Investor Class, respectively, until 02/28/13. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

27

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2012

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 2.9%)

COMMON STOCKS—97.1%

Shares		Value (000s)

AEROSPACE & DEFENSE—6.1%
3,404	Precision Castparts Corp. (US)	$589
44,182	Rolls-Royce Holdings plc (UK)*	611

		1,200

AUTOMOBILES—1.5%
2,546	Bayerische Motoren Werke AG (GER)	204
3,460	Tesla Motors Inc. (US)*	97

		301

BEVERAGES—5.1%
12,181	Anheuser-Busch InBev NV (BEL)	1,019

BIOTECHNOLOGY—4.4%
3,425	Biogen Idec Inc. (US)*	474
5,886	Gilead Sciences Inc. (US)*	395

		869

CHEMICALS—0.5%
1,967	LyondellBasell Industries NV (US)	105

COMMERCIAL BANKS—4.3%
18,966	Grupo Financiero Santander Mexico SAB de CV ADR (MEX)*[1]	259
17,746	Wells Fargo & Co. (US)	598

		857

COMPUTERS & PERIPHERALS—5.5%
1,546	Apple Inc. (US)	920
7,316	Fusion-IO Inc. (US)*	173

		1,093

DIVERSIFIED FINANCIAL SERVICES—1.8%
9,310	Citigroup Inc. (US)	348

ENERGY EQUIPMENT & SERVICES—3.0%
6,073	Halliburton Co. (US)	196
5,704	Schlumberger Ltd. (US)	397

		593

FOOD & STAPLES RETAILING—3.8%
23,709	Jeronimo Martins SGPS SA (PT)	$415
3,963	Pricesmart Inc. (US)	329

		744

FOOD PRODUCTS—3.7%
2,074	Mead Johnson Nutrition Co. (US)	128
9,668	Nestle SA (SWS)	614

		742

HEALTH CARE EQUIPMENT & SUPPLIES—3.9%
1,441	Intuitive Surgical Inc. (US)*	781

HOTELS, RESTAURANTS & LEISURE—7.5%
677	Chipotle Mexican Grill Inc. (US)*	172
10,474	Starbucks Corp. (US)	481
3,628	Starwood Hotels & Resorts Worldwide Inc. (US)	188
227,117	Wynn Macau Ltd. (HK)	641

		1,482

INTERNET SOFTWARE & SERVICES—4.4%
1,831	Baidu Inc. ADR (CHN)*[1]	195
8,117	eBay Inc. (US)*	392
3,293	MercadoLibre Inc. (AR)	277

		864

IT SERVICES—4.0%
11,762	Accenture plc (IE)	793

MEDIA—7.3%
47,894	British Sky Broadcasting Group plc (UK)	548
7,607	Comcast Corp. (US)	285
8,524	Kabel Deutschland Holding AG (GER)	615

		1,448

PHARMACEUTICALS—9.0%
2,564	Novo Nordisk AS (DEN)	411
3,501	Perrigo Co. (US)	403
5,025	Roche Holding AG (SWS)	968

		1,782

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.5%
22,600	BR Malls Participacoes SA (BR)	297

SPECIALTY RETAIL—12.5%
1,110	AutoZone Inc. (US)*	416
10,207	Home Depot Inc. (US)	627
5,336	Inditex SA (SP)	681
18,304	TJX Cos. Inc. (US)	762

		2,486

TEXTILES, APPAREL & LUXURY GOODS—5.1%
1,118	Hermes International (FR)	305
4,607	Lululemon Athletica Inc. (US)*	318
4,325	Nike Inc. (US)	395

		1,018

TRADING COMPANIES & DISTRIBUTORS—2.2%
2,182	W.W. Grainger Inc. (US)	439

TOTAL COMMON STOCKS (Cost $16,783)		19,261

PREFERRED STOCKS—0.0%
(Cost $5)
AEROSPACE & DEFENSE—0.0%
3,357,832	Rolls-Royce Holdings plc (UK)*	5	[y]

28

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—5.4%
(Cost $1,079)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$1,079	Repurchase Agreement with State Street Corp. dated October 31, 2012 due November 01, 2012 at 0.010% collateralized by Federal National Mortgage Association Notes (market value $1,104)	$1,079

TOTAL INVESTMENTS—102.5% (Cost $17,867)		20,345

CASH AND OTHER ASSETS, LESS LIABILITIES—(2.5)%		(495)

TOTAL NET ASSETS—100.0%		$19,850

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2012 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$793	$6,391	$—	$7,184
Latin America	833	—	—	833
North America	10,018	390	—	10,408
Pacific Basin	195	641	—	836
Preferred Stocks
Europe	—	—	5	5
Short-Term Investments
Repurchase Agreements	—	1,079	—	1,079

Total Investments in Securities	$11,839	$8,501	$5	$20,345

The following is a reconciliation of the Fund’s Level 3 investments during the year ended October 31, 2012.

Valuation Description	Balance Beginning at 11/01/2011 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2012[w] (000s)
Preferred Stocks	$—	$5	$—	$—	$—	$—	$—	$—	$5

There were no significant transfers between Levels 1 and 2 during the year.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 10/31/2012 (000s)	Valuation Technique	Unobservable Inputs	Input Value
Investments in Securities
Preferred Stock
Rolls-Royce Holdings plc.	5	Market Approach	Pre-Traded Price	£0.001

For more information on valuation inputs and their aggregation into levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

29

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

w	The amounts in this column are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of October 31, 2012 per investment type is below:

Valuation Description	Unrealized Gain/(Loss) as of 10/31/2012
Preferred Stocks	$—

y	Fair valued in accordance with Harbor Fund Valuation Procedures using a pre-traded price recommended by the Issuer, which is Level 3 input.

The accompanying notes are an integral part of the Financial Statements.

30

[THIS PAGE INTENTIONALLY LEFT BLANK]

31

Harbor International & Global Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2012

(All amounts in thousands, except per share amounts)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund	Harbor Global Growth Fund
ASSETS
Investments, at identified cost*	$26,935,732	$249,371	$6,513	$17,867
Investments, at value	$36,085,322	$285,674	$6,761	$19,266
Repurchase agreements	—	—	144	1,079
Cash	—	—	11	12
Foreign currency, at value (cost: $8,703, $0, $0, $0)	8,709	—	—	—
Receivables for:
Investments sold	14,808	70,709	104	22
Capital shares sold	113,761	82	11	27
Dividends	40,769	906	15	28
Interest	36	—	—	—
Unrealized appreciation on open forward currency contracts	—	—	1	—
Withholding tax	43,270	1,026	12	6
Prepaid registration fees	—	14	3	—
Receivable from advisor	—	—	73	31
Other assets	552	27	—	—
Total Assets	36,307,227	358,438	7,135	20,471
LIABILITIES
Payables for:
Due to custodian	1,435	1,181	—	—
Investments purchased	118,220	349	40	396
Foreign currency spot contracts	5	33	—	—
Capital shares reacquired	53,817	10,684	3	196
Unrealized depreciation on open forward currency contracts	—	—	10	—
Accrued expenses:
Management fees	20,734	301	5	13
12b-1 fees	1,373	5	—	1
Transfer agent fees	2,114	24	—	1
Trustees’ fees and expenses	211	9	—	—
Other	5,257	218	35	14
Total Liabilities	203,166	12,804	93	621
NET ASSETS	$36,104,061	$345,634	$7,042	$19,850
Net Assets Consist of:
Paid-in capital	$30,224,142	$531,243	$54,393	$16,757
Undistributed/(accumulated) net investment income/(loss)	543,918	13,303	374	53
Accumulated net realized gain/(loss)	(3,811,192)	(235,162)	(48,108)	561
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	9,147,193	36,250	392	2,479
Unrealized appreciation/(depreciation) of other financial instruments	—	—	(9)	—
	$36,104,061	$345,634	$7,042	$19,850
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$29,723,443	$324,404	$5,759	$16,290
Shares of beneficial interest[1]	502,784	27,973	936	905
Net asset value per share[2]	$59.12	$11.60	$6.16	$17.99
Administrative Class
Net assets	$2,210,914	$1,027	$425	$371
Shares of beneficial interest[1]	37,713	89	69	21
Net asset value per share[2]	$58.63	$11.52	$6.17	$17.90
Investor Class
Net assets	$4,169,704	$20,203	$858	$3,189
Shares of beneficial interest[1]	71,371	1,757	139	179
Net asset value per share[2]	$58.42	$11.50	$6.15	$17.83

*	Including repurchase agreements and short-term investments.

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

32

Harbor International & Global Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2012

(All amounts in thousands)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund	Harbor Global Growth Fund
Investment Income
Dividends	$997,183	$25,780	$706	$238
Interest	1,020	5	—	—
Foreign taxes withheld	(94,222)	(2,316)	(33)	(10)
Total Investment Income	903,981	23,469	673	228
Operating Expenses
Management fees	227,311	8,457	189	145
12b-1 fees:
Administrative Class	5,486	3	1	1
Investor Class	9,553	55	2	5
Shareholder communications	1,437	232	11	11
Custodian fees	6,852	308	55	48
Transfer agent fees:
Institutional Class	16,266	663	13	9
Administrative Class	1,316	1	—	—
Investor Class	6,878	39	2	3
Professional fees	726	41	41	10
Trustees’ fees and expenses	663	26	—	—
Registration fees	561	69	45	43
Miscellaneous	292	25	11	6
Total expenses	277,341	9,919	370	281
Management fees waived	(1,834)	—	(5)	(8)
Transfer agent fees waived	(1,643)	(56)	(1)	(1)
Other expenses reimbursed	—	—	(142)	(102)
Custodial expense reductions	(2)	—	—	—
Net expenses	273,862	9,863	222	170
Net Investment Income/(Loss)	630,119	13,606	451	58
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	77,355	8,228	(968)	1,246
Foreign currency transactions	97,278	(760)	2	(2)
Change in net unrealized appreciation/(depreciation) on:
Investments	1,732,208	(6,415)	403	783
Forwards	(69,360)	—	(9)	—
Translations of assets and liabilities in foreign currencies	(2,221)	(40)	0	—
Net gain/(loss) on investment transactions	1,835,260	1,013	(572)	2,027
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,465,379	$14,619	$(121)	$2,085

The accompanying notes are an integral part of the Financial Statements.

33

Harbor International & Global Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$630,119	$666,630	$13,606	$11,036
Net realized gain/(loss) on investments	174,633	310,483	7,468	114,727
Net unrealized appreciation/(depreciation) of investments	1,660,627	(2,321,698)	(6,455)	(255,641)
Net increase/(decrease) in assets resulting from operations	2,465,379	(1,344,585)	14,619	(129,878)
Distributions to Shareholders
Net investment income:
Institutional Class	(596,272)	(382,300)	—	(33,427)
Administrative Class	(43,956)	(24,969)	—	(26)
Investor Class	(69,283)	(40,882)	—	(1,111)
Net realized gain on investments:
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—
Investor Class	—	—	—	—
Total distributions to shareholders	(709,511)	(448,151)	—	(34,564)
Net Increase/(Decrease) Derived from Capital Share Transactions	3,189,764	1,714,329	(1,090,479)	(259,875)
Net increase/(decrease) in net assets	4,945,632	(78,407)	(1,075,860)	(424,317)
Net Assets
Beginning of period	31,158,429	31,236,836	1,421,494	1,845,811
End of period*	$36,104,061	$31,158,429	$345,634	$1,421,494
* Includes undistributed/(accumulated) net investment income/(loss) of:	$543,918	$526,032	$13,303	$(1,996)

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Global Value Fund		Harbor Global Growth Fund
November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011

$451	$773	$58	$(7)
(966)	(1,269)	1,244	(628)
394	(3,559)	783	(336)
(121)	(4,055)	2,085	(971)

(750)	(566)	—	(92)
(9)	(4)	—	(2)
(20)	(7)	—	(4)

—	—	—	(1,046)
—	—	—	(29)
—	—	—	(63)
(779)	(577)	—	(1,236)
(22,969)	(20,768)	2,414	7,096
(23,869)	(25,400)	4,499	4,889

30,911	56,311	15,351	10,462
$7,042	$30,911	$19,850	$15,351
$374	$700	$53	$(1)

35

Harbor International & Global Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$7,112,801	$6,403,725	$211,602	$526,770
Net proceeds from redemption fees	1,040	1,440	27	43
Reinvested distributions	469,653	309,528	—	30,153
Cost of shares reacquired	(4,850,615)	(5,481,782)	(1,295,936)	(771,710)
Net increase/(decrease) in net assets	$2,732,879	$1,232,911	$(1,084,307)	$(214,744)
Administrative Class
Net proceeds from sale of shares	$488,510	$696,688	$134	$261
Net proceeds from redemption fees	84	113	—	—
Reinvested distributions	43,094	23,816	—	21
Cost of shares reacquired	(516,496)	(386,841)	(446)	(589)
Net increase/(decrease) in net assets	$15,192	$333,776	$(312)	$(307)
Investor Class
Net proceeds from sale of shares	$1,331,867	$1,335,075	$3,225	$20,318
Net proceeds from redemption fees	147	200	1	1
Reinvested distributions	68,364	40,170	—	1,090
Cost of shares reacquired	(958,685)	(1,227,803)	(9,086)	(66,233)
Net increase/(decrease) in net assets	$441,693	$147,642	$(5,860)	$(44,824)
SHARES
Institutional Class
Shares sold	124,976	106,389	18,832	44,287
Shares issued due to reinvestment of distributions	9,270	5,233	—	2,488
Shares reacquired	(86,394)	(92,973)	(116,533)	(69,157)
Net increase/(decrease) in shares outstanding	47,852	18,649	(97,701)	(22,382)
Beginning of period	454,932	436,283	125,674	148,056
End of period	502,784	454,932	27,973	125,674
Administrative Class
Shares sold	8,766	11,824	12	21
Shares issued due to reinvestment of distributions	856	405	—	2
Shares reacquired	(9,094)	(6,615)	(39)	(48)
Net increase/(decrease) in shares outstanding	528	5,614	(27)	(25)
Beginning of period	37,185	31,571	116	141
End of period	37,713	37,185	89	116
Investor Class
Shares sold	23,676	22,243	285	1,669
Shares issued due to reinvestment of distributions	1,361	685	—	90
Shares reacquired	(17,156)	(20,803)	(817)	(5,328)
Net increase/(decrease) in shares outstanding	7,881	2,125	(532)	(3,569)
Beginning of period	63,490	61,365	2,289	5,858
End of period	71,371	63,490	1,757	2,289

The accompanying notes are an integral part of the Financial Statements.

36

Harbor Global Value Fund		Harbor Global Growth Fund
November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011

$1,390	$10,761	$2,198	$7,235
—	3	—	7
741	562	—	1,081
(25,038)	(32,119)	(1,528)	(2,183)
$(22,907)	$(20,793)	$670	$6,140

$—	$—	$50	$—
—	—	—	—
9	4	—	31
—	(19)	—	—
$9	$(15)	$50	$31

$34	$229	$2,893	$1,696
—	—	—	1
19	6	—	62
(124)	(195)	(1,199)	(834)
$(71)	$40	$1,694	$925

233	1,510	127	405
134	83	—	63
(4,230)	(4,936)	(89)	(131)
(3,863)	(3,343)	38	337
4,799	8,142	867	530
936	4,799	905	867

—	—	3	—
2	1	—	2
—	(3)	—	—
2	(2)	3	2
67	69	18	16
69	67	21	18

6	35	168	95
3	1	—	4
(21)	(32)	(71)	(50)
(12)	4	97	49
151	147	82	33
139	151	179	82

37

Harbor International & Global Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL FUND
	Institutional Class
Year Ended October 31,	2012		2011	2010		2009		2008
Net asset value beginning of period	$56.19		$59.13	$51.72		$40.94		$79.46
Income from Investment Operations
Net investment income/(loss)	1.10	[a]	1.25 [a]	0.81	[a]	0.79	[a]	1.65 [a]
Net realized and unrealized gains/(losses) on investments	3.15		(3.32)	7.30		10.76		(36.09)
Total from investment operations	4.25		(2.07)	8.11		11.55		(34.44)
Less Distributions
Dividends from net investment income	(1.32)		(0.87)	(0.70)		(0.78)		(1.06)
Distributions from net realized capital gains[1]	—		—	—		—		(3.02)
Total distributions	(1.32)		(0.87)	(0.70)		(0.78)		(4.08)
Proceeds from redemption fees	—	*	— *	—	*	0.01		— *
Net asset value end of period	59.12		56.19	59.13		51.72		40.94
Net assets end of period (000s)	$29,723,443		$25,562,291	$25,798,545		$20,163,806		$15,901,353
Ratios and Supplemental Data (%)
Total return	7.95%[b]		(3.57)%[b]	15.83%[b]		28.85%[b]		(45.43)%[b]
Ratio of total expenses to average net assets[2]	0.78		0.79	0.82		0.85		0.79
Ratio of net expenses to average net assets	0.77	[a]	0.77 [a]	0.79	[a]	0.83	[a]	0.79 [a]
Ratio of net investment income to average net assets	1.96	[a]	2.07 [a]	1.56	[a]	1.88	[a]	2.39 [a]
Portfolio turnover	11		12	14		22		17

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
Year Ended October 31,	2012		2011	2010		2009		2008
Net asset value beginning of period	$11.10		$11.98	$10.54		$8.21		$17.50
Income from Investment Operations
Net investment income/(loss)	0.44	[a]	0.06 [a]	0.09	[a]	0.09	[a]	0.14 [a]
Net realized and unrealized gains/(losses) on investments	0.06		(0.72)	1.45		2.33		(9.24)
Total from investment operations	0.50		(0.66)	1.54		2.42		(9.10)
Less Distributions
Dividends from net investment income	—		(0.22)	(0.10)		(0.09)		(0.19)
Distributions from net realized capital gains[1]	—		—	—		—		—
Total distributions	—		(0.22)	(0.10)		(0.09)		(0.19)
Proceeds from redemption fees	—	*	— *	—	*	—	*	— *
Net asset value end of period	11.60		11.10	11.98		10.54		8.21
Net assets end of period (000s)	$324,404		$1,394,916	$1,774,192		$1,217,725		$814,515
Ratios and Supplemental Data (%)
Total return	4.50%[b]		(5.63)%[b]	14.76%[b]		29.90%[b]		(52.51)%[b]
Ratio of total expenses to average net assets[2]	0.87		0.87	0.90		0.92		0.90
Ratio of net expenses to average net assets	0.87	[a]	0.86 [a]	0.87	[a]	0.91	[a]	0.89 [a]
Ratio of net investment income to average net assets	1.22	[a]	0.61 [a]	0.97	[a]	1.15	[a]	1.39 [a]
Portfolio turnover	70		112	123		125		118

See page 40 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

38

Administrative Class								Investor Class
2012		2011	2010		2009		2008	2012		2011		2010		2009		2008
$55 .72		$58.67	$51.36		$40.66		$78.99	$55.51		$58.44		$51.16		$40.46		$78.63

0.99	[a]	1.07 [a]	0.70	[a]	0.47	[a]	1.52 [a]	0.87	[a]	1.01	[a]	0.66	[a]	0.59	[a]	1.47 [a]
3.09		(3.27)	7.23		10.89		(35.90)	3.14		(3.27)		7.17		10.69		(35.77)
4.08		(2.20)	7.93		11.36		(34.38)	4.01		(2.26)		7.83		11.28		(34.30)

(1.17)		(0.75)	(0.62)		(0.67)		(0.93)	(1.10)		(0.67)		(0.55)		(0.59)		(0.85)
—		—	—		—		(3.02)	—		—		—		—		(3.02)
(1.17)		(0.75)	(0.62)		(0.67)		(3.95)	(1.10)		(0.67)		(0.55)		(0.59)		(3.87)
—	*	— *	—	*	0.01		— *	—	*	—	*	—	*	0.01		— *
58.63		55.72	58.67		51.36		40.66	58.42		55.51		58.44		51.16		40.46
$2,210,914		$2,071,762	$1,852,148		$1,408,061		$539,533	$4,169,704		$3,524,376		$3,586,143		$2,916,107		$1,987,170

7.67%[b]		(3.82)%[b]	15.56%[b]		28.51%[b]		(45.56)%[b]	7.54%[b]		(3.93)%[b]		15.41%[b]		28.36%[b]		(45.63)%[b]
1.03		1.04	1.07		1.10		1.05	1.15		1.16		1.19		1.22		1.17
1.02	[a]	1.02 [a]	1.04	[a]	1.09	[a]	1.04 [a]	1.14	[a]	1.14	[a]	1.16	[a]	1.20	[a]	1.16 [a]
1.71	[a]	1.83 [a]	1.30	[a]	1.42	[a]	2.31 [a]	1.60	[a]	1.70	[a]	1.23	[a]	1.53	[a]	2.10 [a]
11		12	14		22		17	11		12		14		22		17

Administrative Class								Investor Class
2012		2011	2010		2009		2008	2012		2011		2010		2009		2008
$11.06		$11.94	$10.50		$8.18		$17.46	$11.05		$11.94		$10.51		$8.17		$17.43

0.11	[a]	0.02 [a]	0.09	[a]	0.08	[a]	0.10 [a]	0.05	[a]	(0.18	)[a],g	0.06	[a]	0.05	[a]	0.13 [a]
0.35		(0.71)	1.43		2.32		(9.21)	0.40		(0.53)		1.45		2.34		(9.24)
0.46		(0.69)	1.52		2.40		(9.11)	0.45		(0.71)		1.51		2.39		(9.11)

—		(0.19)	(0.08)		(0.08)		(0.17)	—		(0.18)		(0.08)		(0.05)		(0.15)
—		—	—		—		—	—		—		—		—		—
—		(0.19)	(0.08)		(0.08)		(0.17)	—		(0.18)		(0.08)		(0.05)		(0.15)
—	*	—	—		—	*	— *	—	*	—	*	—	*	—	*	— *
11.52		11.06	11.94		10.50		8.18	11.50		11.05		11.94		10.51		8.17
$1,027		$1,287	$1,684		$1,702		$1,122	$20,203		$25,291		$69,935		$58,499		$34,373

4.16%[b]		(5.90)%[b]	14.56%[b]		29.59%[b]		(52.65)%[b]	4.07%[b]		(6.04)%[b]		14.40%[b]		29.38%[b]		(52.67)%[b]
1.12		1.12	1.15		1.17		1.14	1.24		1.25		1.27		1.29		1.27
1.12	[a]	1.11 [a]	1.13	[a]	1.16	[a]	1.14 [a]	1.24	[a]	1.23	[a]	1.25	[a]	1.27	[a]	1.26 [a]
0.90	[a]	0.34 [a]	0.72	[a]	0.91	[a]	1.02 [a]	0.80	[a]	0.12	[a]	0.59	[a]	0.75	[a]	1.10 [a]
70		112	123		125		118	70		112		123		125		118

39

Harbor International & Global Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR GLOBAL VALUE FUND
	Institutional Class
Year Ended October 31	2012[e]		2011	2010		2009		2008
Net asset value beginning of period	$6.16		$6.74	$6.05		$5.15		$11.08
Income from Investment Operations
Net investment income/(loss)	0.39	[a]	0.15 [a]	0.07	[a]	0.12	[a]	0.22 [a]
Net realized and unrealized gains/(losses) on investments	(0.23)		(0.66)	0.68		1.18		(5.99)
Total from investment operations	0.16		(0.51)	0.75		1.30		(5.77)
Less Distributions
Dividends from net investment income	(0.16)		(0.07)	(0.06)		(0.40)		(0.14)
Distributions from net realized capital gains[1]	—		—	—		—		(0.02)
Total distributions	(0.16)		(0.07)	(0.06)		(0.40)		(0.16)
Proceeds from redemption fees	—	*	— *	—	*	—	*	— *
Net asset value end of period	6.16		6.16	6.74		6.05		5.15
Net assets end of period (000s)	$5,759		$29,566	$54,853		$53,982		$46,616
Ratios and Supplemental Data (%)
Total return	2.82%[b]		(7.67)%[b]	12.40%[b]		28.24%[b]		(52.76)%[b]
Ratio of total expenses to average net assets[2]	1.64		1.18	1.18		1.21		1.08
Ratio of net expenses to average net assets	0.98	[a]	1.00 [a]	1.00	[a]	1.00	[a]	1.00 [a]
Ratio of net investment income to average net assets	2.05	[a]	1.47 [a]	1.04	[a]	0.94	[a]	2.45 [a]
Portfolio turnover	132		44	51		72		33

HARBOR GLOBAL GROWTH FUND
	Institutional Class
Year Ended October 31	2012		2011	2010	2009[f]
Net asset value beginning of period	$15.88		$18.07	$15.61	$10.00
Income from Investment Operations
Net investment income/(loss)	0.06	[a]	0.07 [a]	0.01 [a]	0.03	[a]
Net realized and unrealized gains/(losses) on investments	2.05		(0.30)	3.71	5.58
Total from investment operations	2.11		(0.23)	3.72	5.61
Less Distributions
Dividends from net investment income	—		(0.16)	(0.09)	—
Distributions from net realized capital gains[1]	—		(1.81)	(1.17)	—
Total distributions	—		(1.97)	(1.26)	—
Proceeds from redemption fees	—	*	0.01	— *	—
Net asset value end of period	17.99		15.88	18.07	15.61
Net assets end of period (000s)	$16,290		$13,772	$9,578	$6,142
Ratios and Supplemental Data (%)
Total return	13.29%[b]		(2.02)%[b]	25.30%[b]	56.10%[b,c]
Ratio of total expenses to average net assets[2]	1.60		1.68	2.28	5.48	[d]
Ratio of net expenses to average net assets	0.96	[a]	1.00 [a]	1.00 [a]	1.00	[a,d]
Ratio of net investment income/(loss) to average net assets	0.39	[a]	(0.01)[a]	(0.06)[a]	0.48	[a,d]
Portfolio turnover	91		107	118	81	[c]

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 of the accompanying Notes to Financial Statements.)

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	Effective May 25, 2012, Harbor Global Value Fund appointed Causeway Capital Management LLC as its Subadviser.

f	For the period March 1, 2009 (inception) through October 31, 2009

g	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of sales and purchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the Financial Statements.

40

Administrative Class								Investor Class
2012[e]		2011	2010		2009		2008	2012[e]		2011	2010		2009		2008
$6.17		$6.75	$6.06		$5.14		$11.05	$6.16		$6.73	$6.04		$5.13		$11.04

0.11	[a]	0.09 [a]	0.06	[a]	0.05	[a]	0.24 [a]	0.11	[a]	0.09 [a]	0.05	[a]	0.03	[a]	0.23 [a]
0.03		(0.62)	0.67		1.25		(6.03)	0.01		(0.61)	0.68		1.25		(6.02)
0.14		(0.53)	0.73		1.30		(5.79)	0.12		(0.52)	0.73		1.28		(5.79)

(0.14)		(0.05)	(0.04)		(0.38)		(0.10)	(0.13)		(0.05)	(0.04)		(0.37)		(0.10)
—		—	—		—		(0.02)	—		—	—		—		(0.02)
(0.14)		(0.05)	(0.04)		(0.38)		(0.12)	(0.13)		(0.05)	(0.04)		(0.37)		(0.12)
—	*	— *	—	*	—	*	— *	—	*	— *	—	*	—	*	— *
6.17		6.17	6.75		6.06		5.14	6.15		6.16	6.73		6.04		5.13
$425		$415	$467		$452		$537	$858		$930	$991		$947		$708

2.50%[b]		(7.88)%[b]	12.10%[b]		28.04%[b]		(52.90)%[b]	2.20%[b]		(7.86)%[b]	12.07%[b]		27.57%[b]		(52.97)%[b]
1.89		1.43	1.43		1.44		1.33	2.01		1.55	1.55		1.58		1.45
1.21	[a]	1.25 [a]	1.25	[a]	1.25	[a]	1.25 [a]	1.33	[a]	1.37 [a]	1.37	[a]	1.37	[a]	1.37 [a]
1.76	[a]	1.32 [a]	0.81	[a]	0.62	[a]	2.28 [a]	1.64	[a]	1.21 [a]	0.70	[a]	0.52	[a]	2.11 [a]
132		44	51		72		33	132		44	51		72		33

Administrative Class						Investor Class
2012		2011	2010	2009[f]		2012	2011		2010	2009[f]
$15.83		$18.03	$15.59	$10.00		$15.80	$17.99		$15.57	$10.00

0.03	[a]	(0.02)[a]	(0.05)[a]	0.03	[a]	(0.01)[a]	0.07	[a],g	(0.06)[a]	—	[a]
2.04		(0.25)	3.72	5.56		2.04	(0.36)		3.70	5.57
2.07		(0.27)	3.67	5.59		2.03	(0.29)		3.64	5.57

—		(0.12)	(0.06)	—		—	(0.10)		(0.05)	—
—		(1.81)	(1.17)	—		—	(1.81)		(1.17)	—
—		(1.93)	(1.23)	—		—	(1.91)		(1.22)	—
—	*	—	—	—		— *	0.01		—	—
17.90		15.83	18.03	15.59		17.83	15.80		17.99	15.57
$371		$285	$292	$240		$3,189	$1,294		$592	$464

13.08%[b]		(2.32)%[b]	24.96%[b]	55.90%[b,c]		12.85%[b]	(2.36)%[b]		24.82%[b]	55.70%[b,c]
1.85		1.93	2.54	5.89	[d]	1.98	2.06		2.66	5.93	[d]
1.21	[a]	1.25 [a]	1.25 [a]	1.25	[a,d]	1.30 [a]	1.37	[a]	1.37 [a]	1.37	[a,d]
0.14	[a]	(0.27)[a]	(0.31)[a]	0.29	[a,d]	(0.01)[a]	(0.39)[a]		(0.39)[a]	0.04	[a,d]
91		107	118	81	[c]	91	107		118	81	[c]

41

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2012

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as options contracts) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are valued at amortized cost, which approximates fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts and options contracts, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized in Level 2 of the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation

42

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security would be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 in the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

43

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

The Funds have adopted Accounting Standards Update 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS, which was established with the goal of convergence with the International Accounting Standards Board guidance on fair value measurements and disclosures. Enhanced disclosures are required to detail any transfers between Level measurement categories and the reasons for such transfers. Additionally, enhanced disclosures are required to provide a description of the sensitivity of recurring Level 3 fair value measurements to changes in the unobservable inputs.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, Level transfer activity, and a Level 3 reconciliation including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

U.S. Government Securities

U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund (except Harbor International Fund) entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

44

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Forward Currency Contracts

A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the period, Harbor International Fund used foreign forward currency contracts to manage its exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the period, Harbor International Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, Harbor International Growth Fund purchased option contracts to manage their exposure to equity prices. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued

45

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the fund that incurred such expense, whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its

46

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (in particular, the tax years ended October 31, 2009–2011), including positions expected to be taken upon filing the 2012 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2012 are as follows:

	Purchases	Sales
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$6,531,905	$3,912,448
Harbor International Growth Fund	767,419	1,859,101
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$28,188	$52,018
Harbor Global Growth Fund	17,714	14,534

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2012. The agreements provide for fees based on an annual percentage rate of average daily net assets as set forth below under the heading “Contractual Rate.” The actual rate paid as a percentage of average daily net assets, for the fiscal year ended October 31, 2012, is set forth below under the heading “Actual Rate.”

	Contractual Rate		Actual Rate
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	0.75	%/0.65%[a]	0.68%
Harbor International Growth Fund	0.75		0.75
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	0.85%		0.83%
Harbor Global Growth Fund	0.85		0.81

a	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion. The Adviser has contractually agreed to reduce the management fee to 0.63% on assets between $24 billion and $36 billion, and to 0.58% on assets over $36 billion through February 28, 2013.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Effective June 1, 2012,

47

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Harbor Capital has entered into a contractual expense limitation agreement with each of Harbor Global Value Fund and Harbor Global Growth Fund limiting the total expenses for each Fund to 0.90%, 1.15%, and 1.27% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 28, 2013. Prior to June 1, 2012, Harbor Capital had in place a contractual expense limitation agreement with each of Harbor Global Value Fund and Harbor Global Growth Fund limiting the total expenses for each Fund to 1.00%, 1.25%, and 1.37% for the Institutional Class, Administrative Class, and Investor Class, respectively. That agreement was effective through February 28, 2013, but was replaced with the agreement effective June 1, 2012. All expense limitations are inclusive of the transfer agent fee waiver discussed in the following Transfer Agent.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2012. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

48

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Shareholders

On October 31, 2012, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors, Harbor Funds Distributors and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	14,573	2	4	14,579	0.0%
Harbor International Growth Fund	21,244	3	7	21,254	0.0
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	39,988	68,640	68,358	176,986	0.2%
Harbor Global Growth Fund	335,191	18,032	18,015	371,238	0.3

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all International & Global Funds totaled $653 for the year ended October 31, 2012.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset included as a component of “Other Liabilities” and “Other Assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Redemption Fee

A 2% redemption fee is charged on shares of each Fund that are redeemed within 60 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the year ended October 31, 2012 the redemption fee proceeds are as follows:

Amount
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$1,271
Harbor International Growth Fund	28
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$—
Harbor Global Growth Fund	—

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

49

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of use of equalization, disposition of passive foreign investment companies’ securities and foreign transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2012 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$97,278	$(97,278)	$—
Harbor International Growth Fund	1,693	(1,693)	—
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$2	$(2)	$—
Harbor Global Growth Fund	(4)	(12)	16

The tax composition of distributions is as follows:

	As of October 31, 2011			As of October 31, 2012
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$448,151	$—	$448,151	$709,511	$—	$709,511
Harbor International Growth Fund	34,564	—	34,564	—	—	—
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$577	$—	$577	$779	$—	$779
Harbor Global Growth Fund	489	746	1,235	—	—	—

As of October 31, 2012, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$758,777	$—	$8,838,913
Harbor International Growth Fund	14,131	—	19,488
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$371	$—	$295
Harbor Global Growth Fund	55	561	2,478

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At October 31, 2012, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal

50

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

Revenue Code. This will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards to Expire In:
	2016	2017	2018	2019	Total
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$—	$3,253,190	$461,740	$—	$3,714,930
Harbor International Growth Fund	46,257	172,909	—	—	219,166
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$10,473	$27,254	$3,444	$3,173	$44,344

The following capital loss carryforward does not expire:

	Capital Loss Carryforwards:
	Short-Term	Long-Term	Total
Harbor Global Value Fund	$426	$3,246	$3,669

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2012 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
INTERNATIONAL EQUITY FUNDS
Harbor International Fund*	$27,244,011	$9,803,443	$(962,132)	$8,841,311
Harbor International Growth Fund*	266,132	23,277	(3,735)	19,542
GLOBAL EQUITY FUNDS
Harbor Global Value Fund*	$6,609	$504	$(208)	$296
Harbor Global Growth Fund	17,867	2,718	(240)	2,478

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies.

Each Fund’s derivative instruments as of the year ended October 31, 2012 as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for these funds.

Derivative Instruments

At October 31, 2012, the fair values of derivatives by primary risk exposure were reflected in the Statement of Assets and Liabilities as follows:

HARBOR GLOBAL VALUE FUND

Statement of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Open forward currency contracts	$1
Liabilities
Open forward currency contracts	$(10)

51

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Realized net gain/loss and the change in unrealized appreciation/depreciation on derivatives by primary risk exposure for the year ended October 31, 2012 were:

HARBOR INTERNATIONAL FUND

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Foreign Exchange Contracts
Forward Currency Contracts	$(69,360)

Net Realized Gain/(Loss) on Derivatives	Foreign Exchange Contracts
Forward Currency Contracts	$108,016

HARBOR INTERNATIONAL GROWTH FUND

Net Realized Gain/(Loss) on Derivatives	Equity Contracts
Investments (Option Contracts-Purchased)	$36

HARBOR GLOBAL VALUE FUND

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Foreign Exchange Contracts
Forward Currency Contracts	$(9)

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

52

Harbor International & Global Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund, and Harbor Global Growth Fund (four of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund, and Harbor Global Growth Fund of the Harbor Funds at October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 19, 2012

53

Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2012 through October 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2012)	Ending Account Value (October 31, 2012)
Harbor International Fund
Institutional Class	0.77%
Actual		$3.86	$1,000	$996.30
Hypothetical (5% return)		$3.91	$1,000	$1,021.17
Administrative Class	1.02%
Actual		$5.12	$1,000	$995.10
Hypothetical (5% return)		$5.18	$1,000	$1,019.88
Investor Class	1.14%
Actual		$5.71	$1,000	$994.40
Hypothetical (5% return)		$5.79	$1,000	$1,019.26
Harbor International Growth Fund
Institutional Class	0.87%
Actual		$4.31	$1,000	$970.70
Hypothetical (5% return)		$4.42	$1,000	$1,020.65
Administrative Class	1.12%
Actual		$5.54	$1,000	$968.90
Hypothetical (5% return)		$5.69	$1,000	$1,019.36
Investor Class	1.24%
Actual		$6.13	$1,000	$968.80
Hypothetical (5% return)		$6.29	$1,000	$1,018.75

54

Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2012)	Ending Account Value (October 31, 2012)
Harbor Global Value Fund
Institutional Class	0.98%
Actual		$4.83	$1,000	$961.00
Hypothetical (5% return)		$4.98	$1,000	$1,020.09
Administrative Class	1.21%
Actual		$5.96	$1,000	$959.60
Hypothetical (5% return)		$6.14	$1,000	$1,018.90
Investor Class	1.33%
Actual		$6.55	$1,000	$957.90
Hypothetical (5% return)		$6.75	$1,000	$1,018.28
Harbor Global Growth Fund
Institutional Class	0.96%
Actual		$4.75	$1,000	$966.70
Hypothetical (5% return)		$5.08	$1,000	$1,019.98
Administrative Class	1.21%
Actual		$5.98	$1,000	$966.00
Hypothetical (5% return)		$6.34	$1,000	$1,018.69
Investor Class	1.30%
Actual		$6.42	$1,000	$964.80
Hypothetical (5% return)		$6.95	$1,000	$1,018.08
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

55

Harbor International & Global Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Percentage of Distribution
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	1%
Harbor International Growth Fund	8
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	39%
Harbor Global Growth Fund	100

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2012:

Amount (000s)
GLOBAL EQUITY FUNDS
Harbor Global Growth Fund	$14

For the fiscal year ended October 31, 2012, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2012, complete information will be reported in conjunction with Form 1099-DIV.

The Funds designate the following for Federal income tax purposes:

	Foreign Taxes Paid (000s)	Foreign Source Income Earned (000s)
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$92,871	$988,070
Harbor International Growth Fund	2,375	24,445

Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2012 will receive a Form 1099-DIV in January 2013 that will show the tax character of those distributions.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

56

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE SUBADVISORY AGREEMENT OF HARBOR GLOBAL VALUE FUND

The Investment Company Act requires that the Subadvisory Agreement of each fund of the Trust be approved initially, and following an initial two-year term, at least annually, by the Board, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held May 13-14, 2012, the Trustees, including the Independent Trustees voting separately, unanimously determined that it was in the best interest of Harbor Global Value Fund (the “Fund”) and its shareholders that Pzena Investment Management, LLC (“Pzena”) be replaced by Causeway Capital Management LLC (“Causeway”) as subadviser to the Fund and that the terms of the Subadvisory Agreement among the Trust, on behalf of the Fund, Harbor Capital and Causeway were fair and reasonable. Accordingly, the Trustees approved the Subadvisory Agreement for an initial two-year term. In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or Causeway present and were represented throughout the process by legal counsel to the Independent Trustees and the Fund.

In determining whether to approve the Subadvisory Agreement, the Trustees reviewed materials furnished by Harbor Capital and Causeway, including information regarding the performance of the Fund over various periods, information regarding the performance of similar funds over the same periods, information regarding the flow of assets into and out of the Fund and information regarding Causeway, its investment philosophy and strategies, financial condition, personnel and past performance.

The Trustees also considered that, in recommending Causeway, Harbor Capital had conducted an extensive search for a global value investment adviser and that Harbor Capital believed Causeway would add value for the Fund’s shareholders. The Trustees had received a presentation by Harbor Capital concerning its search and the finalists resulting from that search and the rationale for Harbor Capital’s recommendation to appoint Causeway to succeed Pzena as the Fund’s subadviser. The Trustees had also received a presentation by Causeway regarding the firm and its experience, investment philosophy and process, among other things.

In considering the approval of the Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Subadvisory Agreement were the following:

•

the nature, extent, and quality of the services proposed to be provided by Causeway, including the background, education, expertise and experience of the investment professionals of Causeway who would provide investment management services to the Fund;

•	the favorable history, reputation, qualifications and background of Causeway, as well as the qualifications of Causeway’s personnel;

•

the proposed fee to be charged by Causeway to Harbor Capital for subadvisory services, including the impact of any differences between the current and proposed subadvisory fees on the portion of the advisory fee to be retained by Harbor Capital, after payment of Causeway’s fee, for the subadviser oversight, administration and manager of managers services Harbor Capital provides;

•

the investment performance of Causeway in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index and the performance of the Fund under Pzena; and

•	the expected impact of the implementation of the subadvisory agreement on the profitability of Harbor Capital with respect to the Fund.

57

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

The Trustees considered that the Adviser had recommended a change in subadviser and that the Adviser had conducted an extensive search for a global value investment adviser and believed that Causeway had the expertise and resources to add value for the Fund’s shareholders. The Trustees also considered the breadth and depth of experience with global value portfolios of Causeway and its portfolio management personnel.

The Trustees considered the nature, scope and extent of the services proposed to be provided by Causeway in relation to the services provided by Pzena since August 7, 2006. In their deliberations, the Trustees were mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders entrusted Harbor Capital with the responsibility, subject to the approval of the Trustees, for selecting the Fund’s subadviser, overseeing and monitoring that subadviser’s performance and replacing the subadviser if necessary.

The Board discussed the presentation by Causeway and the merits of appointing Causeway as subadviser to Harbor Global Value Fund. The Board reviewed the historical performance record of Causeway, noting that it was, for the most part, more favorable than Pzena’s historical performance and that it was favorable relative to the MSCI World Index. The Board also discussed the proposed portfolio manager’s (Sarah Ketterer) strategy. The Trustees indicated that they believed it could be advantageous that Ms. Ketterer’s investment strategy appeared to place more emphasis on a company’s ability to profitably reinvest in its business and generate return to shareholders through yield and appreciation and appeared to have better developed risk controls. The Board also discussed the performance of Pzena and its tenure in managing Harbor Global Value Fund, noting the Fund’s underperformance relative to its benchmark and peer group for certain periods.

The Board also discussed the potential tax and financial impact caused by liquidating portfolio holdings and realizing gains and incurring brokerage costs, both in transitioning the portfolio and in responding to potentially large redemptions that could be expected to follow an announcement of a subadviser change. It was noted that the tax ramifications of a subadviser change should be minimal because the Fund presently had only a very small net unrealized gain of approximately $8,000.

The Board also discussed the portion of portfolio holdings that would likely be replaced as a result of the proposed engagement of Causeway. It was noted that there is currently an overlap of six securities between Causeway’s portfolio and Pzena’s portfolio. The Board discussed with the Adviser the option of using a transition broker to effect the transition quickly and at the lowest cost from both a transaction commission perspective and market impact perspective. The Adviser indicated that it would first obtain and evaluate cost estimates from transition brokers for this service before proceeding.

The Trustees discussed other potential replacement subadvisers and also discussed the merits of other potential options, including appointing Causeway to manage only a portion of the portfolio while retaining Pzena to manage the other portion.

Subadvisory Fee. In considering the proposed subadvisory fee payable to Causeway pursuant to the new subadvisory agreement, the Trustees compared the proposed fee to the fee payable to Pzena under the prior subadvisory agreement. Separately, the Adviser agreed to lower the advisory fees paid on two Harbor global funds, including the Fund, in the form of a voluntary advisory fee waiver that will reduce the Fund’s advisory fee from 85 basis points to 75 basis points. In addition, the Adviser contractually agreed to limit the Fund’s total annual fund operating expenses such that the total annual operating expenses of the Fund’s Institutional Class will not exceed 90 basis points through February 28, 2013. The total annual operating expenses for the Fund’s Administrative and Investor Classes of shares will similarly be limited but at higher amounts reflecting the 25 basis point 12b-1 fees applicable to those Classes and the additional 12 basis point transfer agency fee applicable to the Investor Class. The current contractual limitation in effect limits the Fund’s operating expenses for the Institutional Class to 100 basis points.

As a result of these deliberations, the Trustees agreed that the prior subadvisory agreement should not be continued, and voted to approve the Subadvisory Agreement with Causeway.

58

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2012)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (68) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present): Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	28	None

Donna J. Dean (61) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (2000-Present).	28	None

John P. Gould (73) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); Director of Unext.com (Internet based education company) (1999-2006); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	28	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (65) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Advisory Director of Berkshire Partners (a private equity firm) (2002-Present); and Founder and Senior Managing Director of Nassau Capital, LLC (a private equity firm) (1995-2002).	28	Director of FiberTower Corporation (2002-2011) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (71) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
INTERESTED TRUSTEE
David G. Van Hooser (66)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Treasurer (2007-2012) President (2003-2007), Chief Financial Officer (2012-Present) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	28	None
TRUSTEE EMERITUS**
Howard P. Colhoun (77) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	28	None

59

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS***
Charles F. McCain (43) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (41) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Executive Vice President and Treasurer (2012-Present), Harbor Funds Distributors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (37) Vice President, Secretary and AML Compliance Officer	Since 2007; AML Compliance Officer since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present) Harbor Capital Advisors, Inc.

Brian L. Collins (44) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (53) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (60) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as Trustee Emeritus for a term expiring December 31, 2013. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

60

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

61

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see the following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All US Convertibles Ex Mandatory Index—The BofA Merrill Lynch All US Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

62

Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

63

Glossary—Continued

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

64

Glossary—Continued

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

65

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.AR.IG.1012

Annual Report

October 31, 2012

Strategic Markets Funds

	Institutional Class	Administrative Class

Harbor Commodity Real Return Strategy Fund	HACMX	HCMRX

Harbor Unconstrained Bond Fund	HAUBX	HRUBX

This document must be preceded or accompanied by a Prospectus.

Harbor Strategic Markets Funds

ANNUAL REPORT OVERVIEW

The fiscal year ended October 31, 2012. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses and are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Total Return Year Ended October 31, 2012
	Institutional Class	Administrative Class
HARBOR STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund	1.73%	1.50%
Harbor Unconstrained Bond Fund	7.68	7.38

COMMONLY USED MARKET INDICES	Total Returns Year Ended October 31, 2012
Dow Jones-UBS Commodity Total ReturnSM (commodities)	-4.44%
BofA Merrill Lynch USD 3-month LIBOR Constant Maturity	0.50
Barclays U.S. Aggregate Bond (domestic bonds)	5.25

	EXPENSE RATIOS[1]						Morningstar Average[2]
	2008		2009	2010	2011	2012
HARBOR STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%[a]		0.94%	0.94%	0.94%	0.94%	1.04%
Administrative Class	1.19	[a]	1.19	1.19	1.19	1.19	1.28
Harbor Unconstrained Bond Fund
Institutional Class	N/A		N/A	1.05%[b]	1.05%	1.05%	1.01%
Administrative Class	N/A		N/A	1.30 [b]	1.30	1.30	1.23

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)

2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2012 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; and Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans.

a	Annualized for the period September 2, 2008 (inception) through October 31, 2008.

b	Annualized for the period April 1, 2010 (inception) through October 31, 2010.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Stocks generated positive returns in fiscal 2012 despite signs of slowing growth in China, ongoing concerns over the debt crisis in Europe, and the slow pace of economic growth in the U.S. U.S. equities posted double-digit gains while international stocks advanced at a more modest pace.

Bonds recorded strong returns, led by the high-yield market. Commodity markets declined, reflecting weaker global demand. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on physical commodities, had a return of -4.44%.

Harbor Strategic Markets Funds

Both funds in Harbor’s Strategic Markets group recorded positive returns and outperformed their respective benchmarks in fiscal 2012. Harbor Commodity Real Return Strategy Fund (Institutional Class) registered a return of 1.73% and beat its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 617 basis points, or 6.17 percentage points. The Fund also outperformed the index since its inception in 2008.

Harbor Unconstrained Bond Fund (Institutional Class) returned 7.68%, outperforming the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index by 718 basis points and the Barclays Capital U.S. Aggregate Bond Index by 243 points.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each strategic markets fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2012
		Annualized
Strategic Markets	1 Year	5 Years	10 Years	30 Years
Dow Jones-UBS Commodity Index Total ReturnSM	-4.44%	-4.43%	4.89%	N/A

Domestic Equities
Wilshire 5000 Total Market Index (entire U.S. stock market)	14.30%	0.77%	7.79%	10.81%
S&P 500 Index (large cap stocks)	15.21	0.36	6.91	10.97
Russell Midcap® Index (mid cap stocks)	12.15	1.70	10.52	12.22
Russell 2000® Index (small cap stocks)	12.08	1.19	9.58	9.77
Russell 3000® Growth Index	12.76	1.90	7.32	9.75
Russell 3000® Value Index	16.70	-0.85	7.49	11.49

International & Global
MSCI EAFE (ND) Index (foreign stocks)	4.61%	-5.81%	7.73%	9.87%
MSCI World (ND) Index (global stocks)	9.45	-2.87	7.20	9.67
MSCI EM Index (emerging markets)	2.63	-3.47	16.20	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	13.18%	9.12%	10.96%	N/A
Barclays Capital US Aggregate Bond Index (domestic bonds)	5.25	6.38	5.39	8.21%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.08	0.66	1.81	4.73

Domestic Equity, International Equity, and Fixed Income

U.S. equities generated strong gains in fiscal 2012. The broad domestic equity market, as measured by the Wilshire 5000 Total Market Index, returned 14.30%. U.S. stocks posted double-digit gains across all capitalization ranges, with large cap stocks outperforming the mid cap and small cap segments. U.S. value stocks outperformed growth.

International equities finished the fiscal year higher, with the MSCI EAFE (ND) Index of stocks in developed international markets posting a return of 4.61%, while emerging markets returned less than 3%. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 9.45%. (All international and global returns are in U.S. dollars.)

Bonds generated solid returns for fiscal 2012 with some investors showing a willingness to take on additional risk. The broad U.S. taxable bond market advanced 5.25%, while high-yield bonds and emerging markets debt recorded double-digit gains. Money market returns remained near zero as the Federal Reserve continued to hold the federal funds rate in the range of 0% to 0.25%.

2

Keeping a Long-Term Focus

The macroeconomic challenges of the last several years remain and will continue to provide a backdrop for economic and investing conditions for years to come. Sluggish growth and excessive debt remain to be addressed in many parts of the developed world, including the United States. Some emerging economies currently show promise of potentially better growth, yet no investing opportunity is without risk. Uncertainty is always present, even in the best of times.

We believe the best advice for investors in any market environment is to stay focused on their long-term investment objectives. Investors can help address market uncertainties by building a diversified portfolio of stocks, bonds, and cash that is consistent with your long-term financial objectives and your tolerance of risk. A diversified portfolio can still decline in value, yet appropriate diversification can help cushion the effects of a market decline. Harbor Funds offers a range of actively-managed equity, strategic markets, and fixed income funds that can be used to build a diversified portfolio to help investors reach their long-term financial goals.

Thank you for your investment in Harbor Funds.

December 18, 2012

David G. Van Hooser

Chairman

3

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2008

PIMCO has subadvised the Fund since its inception in 2008.

INVESTMENT GOAL

Seeks maximum real return, consistent with prudent investment management

PRINCIPAL STYLE
CHARACTERISTICS

Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments

Mihir Worah

Management’s Discussion of

Fund Performance

MARKET REVIEW

Economic policy continued to exert a major influence on fixed income markets in fiscal 2012. Global markets advanced as central banks fully committed to monetary easing. The European Central Bank, the Federal Reserve, and others took steps to boost liquidity and drive investors toward risk assets. In early September the ECB embraced its role as lender of last resort with an objective of maintaining financial stability and controlling debt de-leveraging; this dramatically reduced the potential for negative outcomes over the short term. Meanwhile, the Fed indicated it would maintain a low policy rate through 2015 and committed to purchasing additional agency mortgage-backed securities as well as continuing its purchases of U.S. Treasury securities. The yield of the benchmark 10-year Treasury note closed at 1.72% on October 31, down 45 basis points, or 0.45 percentage point, from 12 months earlier. The Treasury yield curve flattened as long-term yields fell more than short-term yields.

Most fixed income spread sectors outperformed U.S. Treasurys. Corporate bonds outpaced Treasurys on encouraging U.S. economic data, while Financial companies in aggregate significantly outperformed the broader corporate sector. Mortgage-backed securities also outperformed Treasurys on a like-duration basis as investor demand for risk assets increased. Emerging market external bonds generally outperformed Treasurys as investor risk appetites increased amid improved U.S. economic data and continued liquidity injections by the ECB. Municipal bonds, both tax-exempt and taxable Build America Bonds, posted positive absolute returns. Demand for Build America Bonds remained strong as this sector continued to provide attractive risk-adjusted yields versus similarly rated corporate bonds.

Commodities declined amid rising uncertainty over growth prospects around the world. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, posted a return of -4.44% for the 12 months ended October 31. Treasury inflation-protected securities (TIPS) gained 8.03%, as represented by the Barclays U.S. TIPS Index. Breakeven inflation levels (i.e. the difference between nominal and real yields) widened, with breakevens for 5-year and 10-year notes widening 33 and 40 basis points, respectively.

PERFORMANCE

Harbor Commodity Real Return Strategy Fund recorded a positive return and outperformed its benchmark by a substantial margin. The Fund returned 1.73% (Institutional Class) and 1.50% (Administrative Class) for the fiscal year, compared with the -4.44% return of the Dow Jones-UBS Commodity Index Total ReturnSM. The Fund also outperformed the index since its inception in 2008.

The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. Implementation of commodity structural strategies added to performance for fiscal 2012 through active management. Other factors bolstering returns included the following strategies.

•	The use of TIPS collateral, which outpaced Treasury bills as breakeven inflation levels widened.

•	An allocation to bonds of Financial companies, as the sector outperformed TIPS.

•	An emphasis on emerging markets, particularly Latin American countries, as interest rates fell in those markets.

•	An overweight to mortgages, amid strong demand for high-quality bonds offering extra yield over Treasurys.

4

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	100.3%
Australia Government	2.5%
U.K. Gilt Inflation Linked	1.5%
Italy Buoni Poliennali del Tesoro	1.3%
Canadian Government	1.2%
Federal National Mortgage Association	1.2%
New South Wales Treasury Corp.	0.9%
Citibank Omni Master Trust	0.8%
Dexia Credit Local New York	0.8%
First Franklin Mortgage Loan Asset Backed Certificates	0.8%

OUTLOOK AND STRATEGY

We expect the global economy to grow at a real rate of 1.5% to 2.0% over the year ahead. Growth will be moderated by efforts to resolve debt overhangs through fiscal restraint. Households and governments will seek to de-lever their balance sheets while the corporate sector remains reluctant to engage its own. Nominal growth could be bolstered by the continued resolve of central banks. The balance of these forces will determine if GDP growth has slowed to stall speed or if a coordinated global slowdown can be averted. The negative effects of austerity measures implemented in the euro zone and the United Kingdom are reflected in weak growth numbers within the region and in our view strongly point to recessions already underway. Mixed economic data and hope for further stimulus in the U.S. and other economies has allowed for cautious optimism and has tempered market volatility, which had increased during the second quarter of calendar 2012. In our view, however, ongoing efforts by policymakers to offer short-term solutions are becoming increasingly ineffective. Financial markets’ heightened sensitivity to policy-related news reflects acknowledgement of the difficulties that lie ahead in resolving significant structural problems in many economies.

With respect to portfolio strategy, we plan to:

•

Maintain a neutral-to-underweight duration position. Portfolios will emphasize high quality duration from countries that we view as having the cleanest balance sheets, such as the U.S., Canada, Australia, Brazil, and Mexico.

•

Concentrate on the 6 – 10 year portion of the yield curve, where we see superior opportunities for roll-down and price appreciation compared to those available at the short end, where potential rate rises and volatility are constrained by Fed intervention.

•

Continue to take advantage of relative value opportunities across mortgage coupons. We plan to hold non-agency mortgages and commercial mortgage-backed securities that have senior positions in the capital structure and are an additional source of attractive yield.

•

Remain cautious toward companies overly dependent on revenue from regions that are in the earlier stages of their de-leveraging cycles, such as Europe. We do, however, continue to assess and refine our Financials exposure both due to industry developments and from a valuation perspective given the outperformance of this sector in 2012.

•	Continue to find value in high-quality municipal bonds; we retain a preference for essential service revenue bonds such as water and sewer, power, and airports.

•

Maintain exposure to corporate and quasi-sovereign bonds in select countries that we view as having strong fundamentals and high-quality balance sheets such as Brazil and Mexico. We also plan to maintain exposure to rates in these countries that have relatively high nominal and real local interest rates and steep yield curves with the potential to capture roll-down. We expect emerging markets to continue to outpace developed markets over the secular horizon.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in commodity-linked instruments, which may be significantly more volatile than other securities. The use of derivative instruments may add additional risk. It also invests in fixed income securities, which fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes and through investments in the Harbor Cayman Commodity Fund Ltd., a wholly-owned subsidiary of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor Commodity Real Return Strategy Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2029

Cusip	411511397

Ticker	HACMX

Inception Date	09/02/2008

Net Expense Ratio	0.94%[a]

Total Net Assets (000s)	$348,315

ADMINISTRATIVE CLASS

Fund #	2229

Cusip	411511389

Ticker	HCMRX

Inception Date	09/02/2008

Net Expense Ratio	1.19%[a]

Total Net Assets (000s)	$1,427

PORTFOLIO STATISTICS

Average Market Coupon	1.28%

Yield to Maturity	1.53%

Current 30-Day Yield (Institutional Class)	1.18%

Weighted Average Maturity	5.75 years

Weighted Average Duration	4.05 years

Portfolio Turnover Rate (Year Ended 10/31/2012)	474%

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.00%

>1 to 5	50.99%

>5 to 10	47.01%

>10 to 15	2.61%

>15 to 20	0.70%

>20 to 25	0.34%

>25 yrs.	-1.66%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the Dow Jones-UBS Commodity Index Total ReturnSM. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 09/02/2008 through 10/31/2012

Total Returns For the periods ended 10/31/2012
Harbor Commodity Real Return Strategy Fund
Institutional Class	1.73%	N/A	-1.00%	09/02/2008	$9,591
Administrative Class	1.50%	N/A	-1.25%	09/02/2008	$9,490
Comparative Index
Dow Jones-UBS Commodity Index Total ReturnSM	-4.44%	N/A	-6.47%	—	$7,567

As stated in the Fund’s current prospectus, the expense ratios were 0.94% (Net) and 1.05% (Gross) (Institutional Class); and 1.19% (Net) and 1.30% (Gross) (Administrative Class). The net expense ratios are contractually capped until 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 30 days.

a	Reflective of a contractual expense cap effective through February 28, 2013. Expense cap excludes interest expense incurred by the fund, if any.

b	Annualized.

6

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—October 31, 2012

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of -22.2%)

ASSET-BACKED SECURITIES—4.8%
Principal Amount (000s)		Value (000s)
$156	American Money Management Corp. Series 2005-5A Cl. A1A 0.614%—08/08/2017[1,2]	$154
401	Ares CLO Funds[3] Series 2006-6RA Cl. A1B 0.632%—03/12/2018[1,2]	395
352	Argent Securities Inc. Series 2005-W2 Cl. A2B1 0.411%—10/25/2035[1]	348
507	Bayview Financial Acquisition Trust Series 2006-D Cl. 1A2 5.660%—12/28/2036[4]	519
2,600	Citibank Omni Master Trust Series 2009-A14A Cl. A14 2.964%—08/15/2018[1,2]	2,716
600	Commercial Industrial Finance Corp. Series 2006-2A Cl. A1L 0.678%—03/01/2021[1,2]	587
1,700	Series 2007-1A Cl. A1L 0.697%—05/10/2021[1,2]	1,645

		2,232

750	Countrywide Asset-Backed Certificates Series 2005-15 Cl. 1AF6 5.335%—04/25/2036[5]	721
1,890	First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF11 Cl. A2D 0.551%—11/25/2035[1]	1,788
933	Series 2005-FF8 Cl. A2D 0.591%—09/25/2035[1]	918

		2,706

3	Gulf Stream Compass CLO Ltd.[3] Series 2004-1A Cl. A 0.700%—07/15/2016[1,2]	3
€111	Harvest CLO SA3 Series IX Cl. A1 0.936%—03/29/2017[1]	143
$1,200	Hillmark Funding Series 2006-1A Cl. A1 0.685%—05/21/2021[1,2]	1,160
167	Katonah Ltd. Series 6A Cl. A1A 0.699%—09/20/2016[1,2]	166
€393	Magi Funding plc Series I-A Cl. A 0.671%—04/11/2021[1,2]	493
$600	People’s Choice Home Loan Securities Trust Series 2005-1 Cl. M4 1.561%—01/25/2035[1]	$351
€1,221	SLM Student Loan Trust Series 2003-2 Cl. A5 0.512%—12/15/2023[1]	1,542
522	Series 2002-7X Cl. A5 0.522%—09/15/2021[1]	672

		2,214

$555	Small Business Administration Participation Certificates Series 2007-20K Cl. 1 5.510%—11/01/2027	641
1,200	Stone Tower Capital LLC Series 2007-6A Cl. A1 0.560%—04/17/2021[1,2]	1,147
600	Venture CLO[3] Ltd. Series 2006-7A Cl. A1A 0.549%—01/20/2022[1,2]	574

TOTAL ASSET-BACKED SECURITIES (Cost $16,317)		16,683

BANK LOAN OBLIGATIONS—0.4%
(Cost $1,395)
1,400	Springleaf Financial Funding Co. Term Loan B 5.500%—05/10/2017[5]	1,384

COLLATERALIZED MORTGAGE OBLIGATIONS—1.8%
1,937	Banc of America Large Loan Inc. Series 2010-HLTN Cl. HLTN 1.964%—11/15/2015[1,2]	1,937
38	Banc of America Mortgage Securities Inc. Series 2004-1 Cl. 5A1 6.500%—09/25/2033	40
1,884	Bear Stearns Alt-A Trust Series 2004-8 Cl. 1A 0.911%—09/25/2034[1]	1,852
€382	Granite Mortgages plc Series 2004-2 Cl. 2A1 0.524%—06/20/2044[1]	485
$196	Harborview Mortgage Loan Trust Series 2005-2 Cl. 2A1A 0.432%—05/19/2035[1]	144
343	MLCC Mortgage Investors Inc. Series 2006-1 Cl. 1A 2.774%—02/25/2036[1]	303
209	Thornburg Mortgage Securities Trust Series 2006-4 A2B 5.730%—07/25/2036[1]	211
800	Wachovia Mortgage Loan Trust LLC Series 2005-B Cl. 2A4 3.033%—10/20/2035[1]	693
513	Washington Mutual Mortgage Pass Through Certificates Series 2006-AR1 Cl. 2A1A 1.224%—01/25/2046[1]	470

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,683)		6,135

CORPORATE BONDS & NOTES—4.5%
600	Ally Financial Inc. 3.638%—02/11/2014[1]	618
300	3.779%—06/20/2014[1]	308

		926

7

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)
	$800	Banco Santander Brazil SA MTN[6] 2.485%—03/18/2014[1,2]	$788
	2,100	BPCE SA 2.063%—02/07/2014[1,2]	2,125
	900	Centex Corp. 5.700%—05/15/2014	950
	500	CMS Energy Corp. 4.250%—09/30/2015	534
	2,900	Dexia Credit Local New York 0.814%—03/05/2013[1,2]	2,883
	€900	Goldman Sachs Group Inc. 0.497%—02/04/2013[1]	1,166
	$500	HCA Inc. 7.250%—09/15/2020	556
	1,500	ICICI Bank Ltd. MTN[6] 2.181%—02/24/2014[1,2]	1,472
	2,200	Intesa Sanpaolo SpA 2.831%—02/24/2014[1,2]	2,170
	650	Pride International Inc. 6.875%—08/15/2020	837
	300	SLM Corp. 2.539%—11/01/2016[5,7]	284
	151	SLM Corp. MTN[6] 3.312%—04/01/2014[5,7]	149
	700	3.408%—03/17/2014[5,7]	692
	200	3.658%—06/15/2013[5,7]	200

			1,041

	200	Turkiye Garanti Bankasi AS 2.819%—04/20/2016[1,2]	194

	TOTAL CORPORATE BONDS & NOTES (Cost $15,597)		15,926

FOREIGN GOVERNMENT OBLIGATIONS—9.1%
AUD$	4,400	Australia Government Bond 4.000%—08/20/2015-08/20/2020[7]	8,681
CAD$	105	Canadian Government Bond 1.500%—12/01/2044[7]	140
	2,932	4.250%—12/01/2021[7]	4,190

			4,330

	€1,600	Instituto de Credito Oficial MTN[6] 1.978%—03/25/2014[1]	2,020
	3,514	Italy Buoni Poliennali del Tesoro 2.100%—09/15/2016-09/15/2017[7]	4,516
	109	2.350%—09/15/2019[7]	137

			4,653

	532	Italy Buoni Poliennali Del Tesoro 2.100%—09/15/2021[7]	629
MEX$	9,319	Mexican Udibonos 2.500%—12/10/2020[7]	777
	12,554	4.500%—12/18/2014[7]	1,043

			1,820

AUD$	800	New South Wales Treasury Corp. 2.500%—11/20/2035[7]	1,052
	1,500	2.750%—11/20/2025[7]	2,065

			3,117

	$100	Petroleos de Venezuela SA 5.000%—10/28/2015	88
ZAR$	1,119	South Africa Government Bond—CPI Linked[7] 2.750%—01/31/2022	148
TRD$	1,606	Turkey Government Bond 3.000%—01/06/2021-02/23/2022[7]	979
	£1,403	U.K. Gilt Inflation Linked[7] 0.125%—03/22/2024	$2,407
	56	1.250%—11/22/2032	112
	1,063	1.875%—11/22/2022	2,177
	100	2.500%—07/26/2016	553

			5,249

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $30,635)		31,714

MORTGAGE PASS-THROUGH—0.2%
	(Cost $778)
	$797	Federal National Mortgage Association 4.000%—02/01/2041	856

PURCHASED OPTIONS—0.1%

No. of Contracts
	20	Commodity—Brent European Futures $130.00—02/08/2013	14
	4	Commodity—Copper Futures $7,250.00—05/01/2013	36
	16	Commodity—Crude Oil Futures $117.00—11/15/2013	36
	18	$130.00—11/15/2013	21
	27	$150.00—11/17/2015	39

			96

	12	Commodity—Gold Futures $1,790.00—11/27/2012	6
	6	Commodity—Heating Oil Futures $250.00—02/25/2013	8
	11	$250.00—02/25/2013	14

			22

	1,800,000	Interest Rate Swap Option 30 year 3.875%—04/14/2014	37

	TOTAL PURCHASED OPTIONS (Cost $572)		211

STRADDLE OPTIONS—0.0%
	(Cost $93)
	1,100,000	Forward Volatility Swaption 3 month vs. 30 year 0.000%[k]—12/10/2012	82

U.S. GOVERNMENT AGENCIES—1.0%
	(Cost $3,428)
Principal Amount (000s)
	$3,400	Federal National Mortgage Association 2.700%—03/28/2022	3,439

U.S. GOVERNMENT OBLIGATIONS—100.3%
	89,516	U.S. Treasury Inflation Indexed Bonds[7] 0.125%—04/15/2016-07/15/2022	96,272
	13,073	0.500%—04/15/2015	13,665
	33,285	0.625%—07/15/2021	38,116
	13,057	1.125%—01/15/2021	15,457
	2,068	1.250%—04/15/2014	2,139

8

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
$36,731	1.250%—07/15/2020[8]	$43,851
5,652	1.375%—07/15/2018-01/15/2020	6,691
6,092	1.625%—01/15/2015	6,489
1,869	1.750%—01/15/2028	2,454
22,198	1.875%—07/15/2013	22,715
11,327	1.875%—07/15/2019[8]	13,875
26,411	2.000%—01/15/2014[8]	27,410
14,516	2.000%—07/15/2014	15,387
5,686	2.125%—01/15/2019	6,957
2,804	2.375%—01/15/2017-01/15/2025	3,644
4,890	2.625%—07/15/2017	5,878

		321,000

9,700	U.S. Treasury Notes 0.125%—09/30/2013	9,695
10,000	0.250%—10/31/2013	10,005
10,000	0.500%—10/15/2013[8]	10,029

		29,729

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $335,748)		350,729

SHORT-TERM INVESTMENTS—14.7%
CERTIFICATES OF DEPOSIT—0.3%
1,000	Banco Bradesco SA 1.955%—01/24/2013[2]	1,000

REPURCHASE AGREEMENTS—0.2%
$840	Repurchase Agreement with State Street Corp. dated October 31, 2012 due November 01, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corp. Notes (market value $862)	$840

U.S. GOVERNMENT OBLIGATIONS—14.2%
43	U.S. Treasury Bills 0.124%—01/10/2013[8]	43
310	0.141%—04/11/2013	310
7,700	0.142%—04/04/2013-05/02/2013[8]	7,695
181	0.147%—02/07/2013[8]	181
8,500	0.166%—07/25/2013	8,490
14,300	0.172%—08/22/2013	14,280
4,650	0.174%—05/30/2013[8]	4,645
8,800	0.175%—09/19/2013[8]	8,787
5,236	0.180%—10/17/2013	5,227

		49,658

TOTAL SHORT-TERM INVESTMENTS (Cost $51,498)		51,498

TOTAL INVESTMENTS—136.9% (Cost $461,744)		478,657

CASH AND OTHER ASSETS, LESS LIABILITIES—(36.9)%		(128,915)

TOTAL NET ASSETS—100.0%		$349,742

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2012

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Wheat Futures (Buy)	51	€3	01/10/2013	$22
Brent Crude Oil Futures (Sell)	56	$56	11/14/2013	200
Brent Crude Oil Futures (Sell)	8	8	02/12/2013	39
Corn Futures (Sell)	6	30	12/14/2012	(11)
Crude Oil Futures (Buy)	56	56	11/19/2013	(278)
Eurodollar Futures-CME 90 day (Buy)	93	23,250	03/14/2016	10
Eurodollar Futures-CME 90 day (Buy)	45	11,250	09/14/2015	4
Gold Futures (Buy)	8	1	12/27/2012	33
Natural Gas Futures (Buy)	69	690	03/26/2013	29
Natural Gas Futures (Sell)	69	690	12/27/2012	(22)
Platinum Futures (Buy)	47	2	01/29/2013	(122)
Soybean Futures (Buy)	3	15	01/14/2013	(2)
Wheat Futures (Buy)	12	60	12/14/2012	—
Wheat Futures (Sell)	28	140	12/14/2012	50
Wheat Futures (Sell)	3	15	03/14/2013	4

				$(44)

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2012

Description	Number of Contracts	Strike Index/ Rate/Price		Expiration Date	Value (000s)
Commodity—Dow Jones-UBS Index (Call)	(400,000)	153.50	[j]	11/01/2012	$—
Interest Rate Swap Option 2 year (Call)	(2,200,000)	0.92%		11/14/2012	(23)
Interest Rate Swap Option 2 year (Put)	(2,200,000)	0.92		11/14/2012	—
Interest Rate Swap Option 5 year (Call)	(11,900,000)	0.75		03/18/2013	(22)
Interest Rate Swap Option 5 year (Call)	(10,300,000)	1.70		03/18/2013	(384)
Interest Rate Swap Option 5 year (Put)	(10,300,000)	1.70		03/18/2013	(7)
Interest Rate Swap Option 5 year (Put)	(11,900,000)	1.40		03/18/2013	(18)
Interest Rate Swap Option 5 year (Put)	(7,700,000)	2.85		04/14/2014	(18)

9

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS—Continued

Description	Number of Contracts	Strike Index/ Rate/Price	Expiration Date	Value (000s)
Interest Rate Swap Option 10 year (Put)	(1,300,000)	2.15%	01/07/2013	$(3)
Commodity—Brent European Futures (Put)	(20)	$90.00	02/08/2013	(34)
Commodity—Brent European Futures (Put)	(8)	90.00	05/13/2013	(31)
Commodity—Corn Futures (Call)	(7)	900.00	11/23/2012	—
Commodity—Crude Oil Futures (Call)	(18)	140.00	11/11/2013	(30)
Commodity—Crude Oil Futures (Call)	(27)	160.00	11/10/2015	(48)
Commodity—Crude Oil Futures (Put)	(16)	77.00	11/15/2013	(89)
Commodity—Crude Oil Futures (Put)	(17)	87.00	02/08/2013	(21)
Commodity—Gold Futures (Put)	(15)	1,675.00	11/27/2012	(14)

Written Options outstanding, at value (premiums received of $1,042)				$(742)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2012

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Sell)	HSBC Bank USA N.A.	$11,615	$11,409	11/21/2012	$(206)
Brazilian Real (Buy)	Credit Suisse Group AG	110	110	12/04/2012	—
Brazilian Real (Buy)	Goldman Sachs Group Inc.	110	110	12/04/2012	—
Brazilian Real (Buy)	HSBC Bank USA N.A.	210	210	12/04/2012	—
Brazilian Real (Buy)	HSBC Bank USA N.A.	1,719	1,713	02/04/2013	6
Brazilian Real (Buy)	Morgan Stanley & Co. LLC	688	685	12/04/2012	3
Brazilian Real (Buy)	UBS AG	539	540	12/04/2012	(1)
Brazilian Real (Buy)	UBS AG	526	525	12/04/2012	1
Brazilian Real (Sell)	HSBC Bank USA N.A.	1,733	1,727	12/04/2012	(6)
Brazilian Real (Sell)	UBS AG	450	444	12/04/2012	(6)
British Pound Sterling (Buy)	Barclays plc	413	408	12/12/2012	5
British Pound Sterling (Buy)	Morgan Stanley & Co. LLC	121	121	12/12/2012	—
British Pound Sterling (Sell)	Barclays plc	487	485	12/12/2012	(2)
British Pound Sterling (Sell)	Barclays plc	792	797	12/12/2012	5
British Pound Sterling (Sell)	BNP Paribas S.A.	4,053	4,029	12/12/2012	(24)
British Pound Sterling (Sell)	Royal Bank of Canada	242	240	12/12/2012	(2)
British Pound Sterling (Sell)	Royal Bank of Canada	244	245	12/12/2012	1
Canadian Dollar (Sell)	Deutsche Bank AG	2,256	2,310	12/20/2012	58
Canadian Dollar (Sell)	Royal Bank of Canada	2,102	2,153	12/20/2012	51
Chinese Yuan (Buy)	Barclays plc	554	553	02/01/2013	1
Chinese Yuan (Sell)	JP Morgan Chase & Co.	567	560	02/01/2013	(7)
Euro Currency (Buy)	Citigroup Inc.	447	442	12/17/2012	5
Euro Currency (Buy)	HSBC Bank USA N.A.	444	432	12/17/2012	12
Euro Currency (Buy)	UBS AG	896	884	12/17/2012	12
Euro Currency (Sell)	Bank of America Corp.	11,048	11,074	01/15/2013	26
Euro Currency (Sell)	Barclays plc	106	106	01/15/2013	—
Euro Currency (Sell)	BNP Paribas S.A.	302	304	12/17/2012	2
Euro Currency (Sell)	BNP Paribas S.A.	375	375	01/15/2013	—
Euro Currency (Sell)	Deutsche Bank AG	203	206	12/17/2012	3
Euro Currency (Sell)	Morgan Stanley & Co. LLC	197	197	01/15/2013	—
Euro Currency (Sell)	Royal Bank of Scotland plc	457	457	12/17/2012	—
Mexican Peso (Buy)	JP Morgan Chase & Co.	687	699	12/03/2012	(12)
Mexican Peso (Sell)	HSBC Bank USA N.A.	687	667	12/03/2012	(20)
Mexican Peso (Sell)	JP Morgan Chase & Co.	679	691	04/03/2013	12
South African Rand (Sell)	JP Morgan Chase & Co.	135	134	01/30/2013	(1)
Turkish Lira (Sell)	JP Morgan Chase & Co.	924	911	01/30/2013	(13)

					$(97)

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2012

EXCHANGE CLEARED SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.500%	12/19/2042	$6,100	$(111)

10

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs Group Inc.	Brazil Cetip Interbank Deposit	Pay	8.255%	01/02/2015	R$	3,900	$17
Goldman Sachs Group Inc.	Brazil Cetip Interbank Deposit	Pay	8.410	01/02/2015		800	4
HSBC Bank USA N.A.	Brazil Cetip Interbank Deposit	Pay	8.825	01/02/2015		9,400	45
Morgan Stanley & Co. LLC	Brazil Cetip Interbank Deposit	Pay	8.630	01/02/2015		5,700	22
UBS AG	Brazil Cetip Interbank Deposit	Pay	8.260	01/02/2015		7,900	33
Bank of America Corp.	French Consumer Price Index Ex Tobacco Index	Pay	2.000	07/25/2016		€1,000	1
BNP Paribas S.A.	US CPI Urban Consumers NSA	Receive	2.500	07/15/2022		$3,600	39
Deutsche Bank AG	US CPI Urban Consumers NSA	Receive	2.500	07/15/2022		4,700	51

Interest Rate Swaps							$212

TOTAL RETURN SWAPS ON INDICIES

Counterparty	Floating Rate	Pay/Receive Floating Rate	Index	Expiration Date	Notional Amount (000s)	Number of Units (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Bank of America Corp.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	02/15/2013	$38,990	$149	$(705)
Credit Suisse Group AG	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	02/15/2013	36,376	124	(663)
Deutsche Bank AG	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	02/15/2013	46,464	159	(832)
Goldman Sachs Group Inc.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	02/15/2013	53,689	165	(975)
JP Morgan Chase & Co.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	02/15/2013	34,511	84	(588)
Morgan Stanley & Co. LLC	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	02/15/2013	116,922	376	(2,220)
Société Générale	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	02/15/2013	27,940	58	(480)

Total Return Swaps on Indicies							$(6,463)

TOTAL RETURN SWAPS ON COMMODITIES

Counterparty	Reference Entity	Pay/Receive Fixed Price	Fixed Price per Unit	Expiration Date	Number of Units	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Gold 100oz Futures December 2012	Receive	$1,770.800	12/28/2012	320	$17
Goldman Sachs Group Inc.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Receive	1,767.230	01/09/2013	100	5
Deutsche Bank AG	London Platinum & Palladium Market Platinum PM Fix Price/USD	Receive	1,578.500	01/29/2013	320	(2)
Goldman Sachs Group Inc.	London Platinum & Palladium Market Platinum PM Fix Price/USD	Receive	1,698.000	01/09/2013	300	(38)
Deutsche Bank AG	Natural Gas Futures	Receive	7.200	12/31/2019	24,000	(42)
Australia and New Zealand Banking Group	Wheat Futures December 2012	Receive	925.750	11/23/2012	15,000	(3)
Australia and New Zealand Banking Group	White Maize, Generic 2nd Future	Receive	913.500	11/23/2012	15,000	7

Total Return Swaps on Commodities						$(56)

VARIANCE SWAPS ON COMMODITIES

Counterparty	Reference Assets	Pay/Receive Variance[g]	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs Group Inc.	Brent Crude Oil Futures	Pay	$0.092	11/12/2012	$130	$5
Goldman Sachs Group Inc.	Brent Crude Oil Futures	Pay	0.115	11/13/2012	110	6
JP Morgan Chase & Co.	Corn Futures May 2013	Pay	0.098	04/26/2013	120	(5)
Goldman Sachs Group Inc.	Dow Jones-UBS Commodity IndexSM	Pay	0.036	11/29/2012	200	3
Goldman Sachs Group Inc.	Dow Jones-UBS Commodity IndexSM	Pay	0.036	04/04/2013	200	(1)
Barclays plc	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.055	03/12/2013	320	7
Deutsche Bank AG	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.052	03/07/2013	150	3
Goldman Sachs Group Inc.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.051	02/26/2013	330	6

11

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

VARIANCE SWAPS ON COMMODITIES—Continued

Counterparty	Reference Assets	Pay/Receive Variance[g]	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs Group Inc.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	$0.050	02/28/2013	$530	$9
JP Morgan Chase & Co.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.052	02/20/2013	940	19
JP Morgan Chase & Co.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.051	02/20/2013	790	16
JP Morgan Chase & Co.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.052	02/20/2013	520	11
JP Morgan Chase & Co.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.076	09/30/2014	320	1
Deutsche Bank AG	West Texas Intermediate Crude Oil Futures December 2012	Pay	0.109	11/13/2012	100	3

Variance Swaps on Commodities						$83

VARIANCE SWAPS ON INDICES

Counterparty	Reference Assets	Pay/Receive Variance	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Barclays plc	S & P 500 Index	Pay	$0.075	12/20/13	$900	$20
Goldman Sachs Group Inc.	S & P 500 Index	Pay	0.073	12/20/13	1,000	21

Variance Swaps on Indices						$41

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas S.A.	Centex Corp. 5.250% due 06/15/2015	Buy	1.000%	06/20/2014	0.367%	$(10)	$(12)	$900	$2
Barclays plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.648	11	(18)	1,000	29
HSBC Bank USA N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.648	9	(9)	900	18
Goldman Sachs Group Inc.	Government of Japan 2.000% due 03/21/2022	Sell	1.000	12/20/2015	0.384	12	13	600	(1)
HSBC Bank USA N.A.	Government of Japan 2.000% due 03/21/2022	Sell	1.000	06/20/2016	0.487	26	—	1,300	26
BNP Paribas S.A.	Intesa Sanpaolo SpA 4.750% due 06/15/2017	Buy	3.000	03/20/2014	2.102	(35)	87	2,200	(122)
Deutsche Bank AG	Limited Brands Inc. 6.900% due 07/15/2017	Buy	1.000	09/20/2017	2.085	49	52	1,000	(3)
JP Morgan Chase & Co.	Petroleo Brasileiro SA Petrobras 8.375% due 12/10/2018	Sell	1.000	09/20/2015	1.117	(1)	(9)	300	8

Credit Default Swaps									$(43)

Total Swaps									$(6,337)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2012 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$16,683	$—	$16,683
Bank Loan Obligations	—	1,384	—	1,384
Collateralized Mortgage Obligations	—	6,135	—	6,135
Corporate Bonds & Notes	—	15,926	—	15,926

12

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Foreign Government Obligations	$—	$31,714	$—	$31,714
Mortgage Pass-Through	—	856	—	856
Purchased Options	56	155	—	211
Straddle Options	—	82	—	82
U.S. Government Agencies	—	3,439	—	3,439
U.S. Government Obligations	—	350,729	—	350,729
Short-Term Investments
Certificates Of Deposit	—	1,000	—	1,000
Repurchase Agreements	—	840	—	840
U.S. Government Obligations	—	49,658	—	49,658

Total Investments in Securities	$56	$478,601	$—	$478,657

Liability Category
Investments in Other Financial Instruments
Forward Currency Contracts	—	(97)	—	(97)
Futures Contracts	(44)	—	—	(44)
Swap Agreements	—	(6,337)	—	(6,337)
Written Options	—	(742)	—	(742)

Total Investments in Other Financial Instruments	$(44)	$(7,176)	$—	$(7,220)

Total Investments	$12	$471,425	$—	$471,437

The following is a reconciliation of the Fund’s Level 3 investments during the year ended October 31, 2012.

Valuation Description	Balance Beginning at 11/01/2011 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/ (Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2012 (000s)
Straddle Options	$—	$147	$—	$—	$—	$(95)	$—	$(52)[h]	$—

There were no significant transfers between Levels 1 and 2 during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

13

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

1	Floating rate security. The stated rate represents the rate in effect at October 31, 2012.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2012, these securities were valued at $21,609 or 6% of net assets.

3	CLO after the name of a security stands for Collateralized Loan Obligations.

4	Step coupon security.

5	Variable rate security. The stated rate represents the rate in effect at October 31, 2012.

6	MTN after the name of a security stands for Medium Term Note.

7	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

8	At October 31, 2012, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 of the accompanying Notes to Financial Statements.) The securities pledged had an aggregate market value of $116,516 or 33% of net assets.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

g	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

h	Transferred from Level 3 to Level 2 due to availability of observable market data for pricing input.

j	Amount represents Index Value.

k	Strike Rate or Exercise Level and final premium is determined on a future date, based upon implied volatility parameters.

w	The amounts in this category are included in the “Realized and change in Unrealized Gain/Loss) on Investment Transactions” section of the Statement of Operations.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

MEX$	Mexican Peso.

ZAR$	South African Rand.

TRD$	Turkish Lira.

The accompanying notes are an integral part of the Financial Statements.

14

Harbor Unconstrained Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Chris Dialynas

Since 2010

PIMCO has subadvised the Fund since its inception in 2010.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE
CHARACTERISTICS

Broad range of fixed income instruments without benchmark constraints or significant sector/ instrument limitations

Chris Dialynas

Management’s Discussion of

Fund Performance

MARKET REVIEW

Fixed income markets continued to be influenced to a large degree by economic policy over the 12 months ended October 31. Global markets advanced as central banks committed to new monetary easing initiatives. The European Central Bank, the Federal Reserve, and others took steps to boost liquidity and drive investors toward riskier assets. In September the ECB embraced its role as lender of last resort with an objective of maintaining financial stability and controlling debt de-leveraging; this dramatically reduced the potential for negative outcomes over the short term. Meanwhile, the Fed indicated it would maintain a low policy rate through 2015 and committed to purchasing additional agency mortgage-backed securities as well as continuing its purchases of U.S. Treasury securities. The yield of the benchmark 10-year Treasury note closed on October 31 at 1.72%; that was down 45 basis points, or 0.45 percentage point, from 12 months earlier. The Treasury yield curve flattened as long-term yields fell more than short-term yields.

Returns of U.S. Treasurys lagged behind those of most fixed income spread sectors. Corporate bonds outpaced Treasurys on encouraging U.S. economic data. Within corporates, Financial companies posted strong returns, significantly outperforming the broader corporate sector. Mortgage-backed securities also outperformed Treasurys on a like-duration basis as investor demand for risk assets increased. Emerging market external bonds generally outperformed Treasurys as investor risk appetites increased amid improved U.S. economic data and continued liquidity injections by the ECB. Tax-exempt municipal bonds and taxable Build America Bonds posted positive absolute returns. Demand for Build America Bonds remains strong as this sector continues to provide attractive risk-adjusted yields versus similarly rated corporate bonds.

PERFORMANCE

Harbor Unconstrained Bond Fund returned 7.68% (Institutional Class) and 7.38% (Administrative Class) for the 12 months ended October 31. For the same period, the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index returned 0.50% and the Barclays U.S. Aggregate Bond Index returned 5.25%.

The following strategies helped Fund performance.

•	An overweight to U.S. duration for most of the period, as Treasury yields fell.

•	Interest rate exposure to non-U.S. developed countries, particularly Australia, as rates in these markets fell.

•	Holdings of non-agency mortgages, as the sector outperformed like-duration Treasurys.

•	Exposure to financial companies, as they outpaced like-duration Treasurys.

•	Exposure to emerging markets bonds, particularly those of Latin American countries, as rates fell in those countries.

Exposure to high-yield corporate securities helped performance, as the sector outperformed like-duration Treasurys. However, hedging strategies more than offset this positive gain.

15

Harbor Unconstrained Bond Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	33.5%
Federal National Mortgage Association	16.8%
Countrywide Asset-Backed Certificates	4.4%
Federal National Mortgage Association TBA	3.4%
Government National Mortgage Association TBA	3.4%
Bear Stearns Asset Backed Securities Trust	2.5%
Bundesschatzanweisungen	2.1%
Avoca Capital	1.8%
Banc of America Large Loan Inc.	1.8%
First Franklin Mortgage Loan Trust	1.6%

OUTLOOK AND STRATEGY

We anticipate that the global economy will grow at a real rate of 1.5% to 2.0% over the year ahead. Growth will be moderated by efforts to resolve debt overhangs through fiscal restraint. Households and governments will seek to de-lever their balance sheets while the corporate sector remains reluctant to engage its own. Nominal growth could be bolstered by the continued resolve of central banks. The balance of these forces will determine if GDP growth has slowed to stall speed or if a coordinated global slowdown can be averted. The negative effects of austerity measures implemented in the eurozone and the United Kingdom are reflected in the weak growth numbers within the region and in our view strongly point to recessions already underway. Mixed economic data and the hope for further stimulus in the U.S. and other economies has allowed for cautious optimism and tempered market volatility, which had increased during the second quarter of calendar 2012. In our view, however, ongoing efforts by policymakers to offer short-term solutions are becoming increasingly ineffective. Financial markets’ heightened sensitivity to policy-related news reflects acknowledgement of the difficulties that lie ahead in resolving significant structural problems in many economies.

With respect to portfolio strategy, we plan to:

•

Maintain a neutral to underweight duration position. Portfolios will emphasize high quality duration from countries that we view as having the cleanest balance sheets, such as the U.S., Canada, Australia, Brazil, and Mexico.

•

Concentrate on the 6 – 10 year portion of the yield curve, where we see superior opportunities for roll-down and price appreciation compared to those available at the short end, where potential rate rises and volatility are constrained by Fed intervention.

•

Continue to take advantage of relative value opportunities across mortgage coupons. We plan to hold non-agency mortgages and commercial mortgage-backed securities that have senior positions in the capital structure and are an additional source of attractive yield.

•

Remain cautious toward companies overly dependent on revenue from regions that are in the earlier stages of their de-leveraging cycles, such as Europe. We do, however, continue to assess and refine our Financials exposure both due to industry developments and from a valuation perspective given the outperformance of this sector in 2012.

•	Continue to find value in high-quality municipal bonds; we retain a preference for essential service revenue bonds such as water and sewer, power, and airports.

•

Plan to retain exposure to corporate and quasi-sovereign bonds in select countries that we view as having strong fundamentals and high-quality balance sheets such as Brazil and Mexico. We also plan to maintain exposure to rates in these countries that have relatively high nominal and real local interest rates and steep yield curves with the potential to capture roll-down. We continue to expect emerging markets to outpace developed markets over the secular horizon.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Employing an unconstrained investment approach, the Fund may be exposed to certain types of securities, credit qualities, maturities, countries and regions not reflected in other fixed income indices. For example, high-yield, or below investment grade, securities carry a higher degree of credit risk, and may be speculative and more volatile. Investing in emerging markets may entail risk due to foreign economic and political developments. Also, foreign currency exposure can entail significant volatility and this may be amplified with the currencies of developing countries. As a result, investors considering an investment in the Fund should be prepared to accept significant volatility in the Fund’s performance, particularly over shorter time periods, due to the unconstrained nature of the Fund’s investment approach.

16

Harbor Unconstrained Bond Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2032

Cusip	411512817

Ticker	HAUBX

Inception Date	04/01/2010

Net Expense Ratio	1.05%[a]

Total Net Assets (000s)	$30,551

ADMINISTRATIVE CLASS

Fund #	2232

Cusip	411512791

Ticker	HRUBX

Inception Date	04/01/2010

Net Expense Ratio	1.30%[a]

Total Net Assets (000s)	$703

PORTFOLIO STATISTICS

Average Market Coupon	2.57%

Yield to Maturity	1.58%

Current 30-Day Yield (Institutional Class)	2.69%

Weighted Average Maturity	-1.35 years

Weighted Average Duration	-0.64 years

Portfolio Turnover Rate (Year Ended 10/31/2012)	1,262%

MATURITY PROFILE (% of investments)

0 to 1 yr.	124.90%

>1 to 5	-20.74%

>5 to 10	11.21%

>10 to 15	-16.70%

>15 to 20	2.13%

>20 to 25	0.03%

>25 yrs.	-0.83%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index and Barclays U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2010 through 10/31/2012

Total Returns For the periods ended 10/31/2012
Harbor Unconstrained Bond Fund
Institutional Class	7.68%	N/A	4.30%	04/01/2010	$11,149
Harbor Unconstrained Bond Fund
Administrative Class	7.38%	N/A	4.02%	04/01/2010	$11,073
Comparative Indices
BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index	0.50%	N/A	0.39%	—	$10,101
Barclays U.S. Aggregate Bond	5.25%	N/A	6.48%	—	$11,763

As stated in the Fund’s current prospectus, the expense ratios were 1.05% (Net) and 1.59% (Gross) (Institutional Class); and 1.30% (Net) and 1.84% (Gross) (Administrative Class). The net expense ratios are contractually capped until 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Reflective of a contractual expense cap effective through February 28, 2013. Expense cap excludes interest expense incurred by the fund, if any.

b	Annualized.

17

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—October 31, 2012

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of -7.7%)

ASSET-BACKED SECURITIES—17.6%
Principal Amount (000s)		Value (000s)
€442	Avoca Capital Series III-X Cl. A 0.743%—09/15/2021[1]	$553
$1,088	Bear Stearns Asset Backed Securities Trust Series 2007-SD2 Cl. 2A1 0.611%—09/25/2046[1]	792
51	Belle Haven ABS CLO Ltd.[4] Series 2004-1A Cl. A1ST 0.673%—11/03/2044[1,2]	25	[x]
103	Series 2004-1A Cl. A1SB 0.713%—11/03/2044[1,2]	52	[x]

		77

400	Countrywide Asset-Backed Certificates Series 2007-2 Cl. 2A3 0.351%—08/25/2037[1]	237
400	Series 2007-11 Cl. 2A3 0.401%—06/25/2047[1]	250
2,100	Series 2006-6 Cl. 2A3 0.491%—09/25/2036[1]	827
100	Series 2006-1 Cl. AF5 5.884%—07/25/2036[3]	50

		1,364

194	Credit-Based Asset Servicing and Securitization LLC Series 2007-CB3 Cl. A3 4.894%—03/25/2037[3]	92
194	Series 2007-CB3 Cl. A4 4.894%—03/25/2037[3]	92

		184

929	First Franklin Mortgage Loan Trust Series 2004-FF8 Cl. M3 1.636%—10/25/2034[1]	507
122	Huntington CLO Ltd.[4] Series 2005-1A Cl. A1A 0.583%—11/05/2040[1,2]	110	[x]
71	Indymac Residential Asset Backed Trust Series 2007-B Cl. 2A2 0.371%—07/25/2037[1]	38
200	JPMorgan Mortgage Acquisition Corp. Series 2006-CW1 Cl. A5 0.451%—05/25/2036[1]	130
781	Morgan Stanley ABS Capital I Series 2007-HE2 Cl. A2B 0.301%—01/25/2037[1]	366
$99	Series 2007-NC1 Cl. A2C 0.351%—11/25/2036[1]	$46

		412

131	Newcastle CLO V Ltd.[4] Series 2004-5A Cl. 1 0.713%—12/24/2039[1,2]	118	[x]
80	Ownit Mortgage Loan Asset Backed Certificates Series 2006-4 Cl. A2C 0.361%—05/25/2037[1]	40
34	Plymouth Rock CLO Ltd.[4] Series 2010-1A Cl. A 1.937%—02/16/2019[1,2]	34
72	Securitized Asset Backed Receivables LLC Trust Series 2004-OP1 Cl. M1 0.976%—02/25/2034[1]	63
193	Sierra Madre Funding Ltd. Series 2004-1A Cl. A1A 0.599%—09/07/2039[1,2]	135	[x]
451	Series 2004-1A Cl. ALTB 0.619%—09/07/2039[1,2]	316	[x]

		451

72	SLC Student Loan Trust Series 2009-AA Cl. A 4.750%—06/15/2033[1,2]	69
167	SLM Student Loan Trust Series 2010-A Cl. 2A 3.464%—05/16/2044[1,2]	177
100	Stone Tower Capital LLC Series 2007-6A Cl. A1 0.560%—04/17/2021[1,2]	96
70	Structured Asset Investment Loan Trust Series 2005-8 Cl. A4 0.571%—10/25/2035[1]	62
36	Triaxx Prime CLO[4] Series 2006-2A Cl. A1A 0.472%—10/02/2039[1,2]	30	[x]
142	Series 2006-2A Cl. A1B2 0.472%—10/02/2039[1,2]	120	[x]
106	Series 2007-1A Cl. A1D 0.472%—10/02/2039[1,2]	71	[x]

		221

TOTAL ASSET-BACKED SECURITIES (Cost $5,188)		5,498

BANK LOAN OBLIGATIONS—1.0%
(Cost $299)
300	Springleaf Financial Funding Co. Term Loan B 5.500%—05/10/2017[5]	297

COLLATERALIZED MORTGAGE OBLIGATIONS—8.3%
53	American Home Mortgage Assets Series 2006-2 Cl. 1A1 1.114%—09/25/2046[1]	31
€91	Arran Residential Mortgages Funding plc Series 2011-1A Cl. A1B 1.539%—11/19/2047[1,2]	118
	Banc of America Alternative Loan Trust Series 2003-2 Cl. CB1
$32	5.750%—04/25/2033	34
	Banc of America Funding Corp. Series 2007-D Cl. 1A4
100	0.441%—06/20/2047[1]	89

18

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	Series 2004-A Cl. 4A1
$20	3.081%—06/20/2032[1]	$20

		109

	Banc of America Large Loan Inc. Series 2010-HLTN Cl. HLTN
553	1.964%—11/15/2015[1,2]	554
	BCAP LLC Trust Series 2011 Cl. RR5
82	5.250%—06/26/2036[2]	72
	Bear Stearns Adjustable Rate Mortgage Trust Series 2005-5 Cl. A2
55	2.320%—08/25/2035[1]	54
	Series 2004-10 Cl. 15A1
13	2.880%—01/25/2035[1]	13
	Series 2005-1 Cl. 4A1
29	5.276%—03/25/2035[1]	29

		96

	Citigroup Mortgage Loan Trust Inc. Series 2005-3 Cl. 1A1
80	1.870%—08/25/2035[1]	69
	First Horizon Asset Securities Inc. Series 2005-AR4 Cl. 2A1
43	2.597%—10/25/2035[1]	38
	Granite Mortgages plc Series 2003-3 Cl. 2A
€10	0.585%—01/20/2044[1]	13
	Series 2004-3 Cl. 3A2
£87	1.011%—09/20/2044[1]	138

		151

	Impac CMB Trust Series 2004-4 Cl. 1A1
$29	0.851%—09/25/2034[1]	27
	Indymac Index Mortgage Loan Trust Series 2004-Cl. AR6 5A1
14	2.711%—10/25/2034[1]	14
36	JP Morgan Alternative Loan Trust Series 2006-A3 Cl. 1A3 0.361%—07/25/2036[1]	35
403	JP Morgan Mortgage Trust Series 2006-A2 Cl. 1A1 2.897%—04/25/2036[1]	332
	JPMorgan Mortgage Trust Series 2006-S2 Cl. 2A2
21	5.875%—06/25/2021	21
	MASTR Adjustable Rate Mortgages Trust Series 2004-4 Cl. 3A1
12	2.541%—05/25/2034[1]	12
	MLCC Mortgage Investors Inc. Series 2003-H Cl. A3A
248	2.323%—01/25/2029[1]	253
	Structured Asset Securities Corp. Series 2005-16 Cl. 1A2
89	5.500%—09/25/2035	91
	Wachovia Bank Commercial Mortgage Trust Series 2007-WHL8 Cl. A1
101	0.294%—06/15/2020[1,2]	97
	Series 2006-C29 Cl. A2
3	5.275%—11/15/2048	3

		100

	Washington Mutual Mortgage Pass Through Certificates Series 2005-AR6 Cl. 2A1A
15	0.441%—04/25/2045[1]	14
	Series 2005-AR9 Cl. A1A
67	0.531%—07/25/2045[1]	63
	Series 2007-HY3 Cl. 2A1
$146	4.829%—03/25/2037[1]	$122
	Series 2007-HY4 Cl. 3A1
270	5.228%—04/25/2037[1]	248

		447

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,411)		2,604

CONVERTIBLE BONDS—2.1%
400	Electronic Arts Inc. 0.750%—07/15/2016	365
300	Transocean Inc. 1.500%—12/15/2037	300

TOTAL CONVERTIBLE BONDS (Cost $695)		665

CONVERTIBLE PREFERRED STOCKS—0.0%
(Cost $5)
Shares
PREFERRED STOCKS—0.0%
	PPL Corp.
100	9.500%—07/01/2013	5

CORPORATE BONDS & NOTES—11.9%
Principal Amount (000s)
	Abbey National Treasury Services plc
$100	4.000%—04/27/2016	105
	Ally Financial Inc.
100	3.779%—06/20/2014[1]	103
	Banco Santander Brazil SA MTN[6]
200	2.485%—03/18/2014[1,2]	197
	Bank of America Corp.
100	6.500%—08/01/2016	116
	Banque PSA Finance SA
100	2.254%—04/04/2014[1,2]	98
	BRF - Brasil Foods SA
300	5.875%—06/06/2022[2]	338
	Community Health Systems Inc.
400	5.125%—08/15/2018	416
	Goldman Sachs Group Inc.
€100	0.668%—05/23/2016[1]	123
	Goldman Sachs Group Inc. MTN[6]
$100	5.375%—03/15/2020	113
100	7.500%—02/15/2019	125

		238

	Hewlett-Packard Co.
100	0.711%—05/24/2013[1]	100
	International Lease Finance Corp.
100	6.500%—09/01/2014[2]	108
	International Lease Finance Corp. MTN[6]
300	6.375%—03/25/2013	306
	LBG Capital No. 1 plc
£100	7.869%—08/25/2020	162
	Morgan Stanley
$100	5.750%—01/25/2021	112
	Morgan Stanley MTN[6]
100	7.300%—05/13/2019	121

19

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)
		Reynolds Group Issuer Inc.
	$100	6.875%—02/15/2021	$107
		Royal Bank of Scotland plc MTN[6]
	€100	5.500%—03/23/2020	154
		SLM Corp. MTN[6]
	$300	0.615%—01/27/2014[1]	295
		UBS AG MTN[6]
	300	5.875%—12/20/2017	355
		Volkswagen International Finance NV
	100	1.875%—04/01/2014[2]	102
		Wynn Las Vegas LLC
	50	7.750%—08/15/2020	56

	TOTAL CORPORATE BONDS & NOTES (Cost $3,532)		3,712

FOREIGN GOVERNMENT OBLIGATIONS—7.0%
		Australia Government Bond
AUD$	200	5.500%—12/15/2013	214
		Bundesschatzanweisungen
	€500	1.750%—06/14/2013	655
		Canadian Government Bond
CAD$	200	1.750%—03/01/2013	201
		Mexican Bonos
MEX$	930	6.500%—06/10/2021	76
	1,800	10.000%—12/05/2024	191

			267

		Province of Ontario Canada
CAD$	200	3.150%—06/02/2022	207
		Province of Quebec Canada
	$200	2.750%—08/25/2021	209
		Russian Foreign Bond - Eurobond
	200	4.500%—04/04/2022[2]	224
		Vnesheconombank Via Veb Finance plc
	200	6.025%—07/05/2022[2]	225

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $2,134)		2,202

MORTGAGE PASS-THROUGH—23.7%
		Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
	99	1.583%—10/25/2021[5]	11
		Federal Home Loan Mortgage Corp. REMIC[7]
	4	0.564%—12/15/2030[1]	4
		Federal National Mortgage Association
	22	2.296%—07/01/2032[1]	23
	1,000	3.000%—08/01/2042	1,050
	1,837	3.500%—02/01/2026	1,951
	1,538	4.000%—06/01/2013-11/01/2041	1,648
	521	4.500%—05/01/2023-02/01/2026	561

			5,233

		Federal National Mortgage Association REMIC[7]
	37	0.331%—03/25/2034[1]	37
		Federal National Mortgage Association TBA[8]
	1,000	2.500%—11/19/2027	1,047
		Government National Mortgage Association TBA[8]
	1,000	3.000%—11/20/2042	1,064

	TOTAL MORTGAGE PASS-THROUGH (Cost $7,293)		7,396

MUNICIPAL BONDS—2.2%
Principal Amount (000s)			Value (000s)
		Buckeye Tobacco Settlement Financing Authority
	$100	5.875%—06/01/2047	$86
	100	6.000%—06/01/2042	89

			175

		California State
	100	7.600%—11/01/2040	141
		New York City NY
	200	5.887%—12/01/2024	259
		Whiting IN
	100	5.250%—01/01/2021	123

	TOTAL MUNICIPAL BONDS (Cost $545)		698

PURCHASED OPTIONS—0.1%

No. of Contracts
		Credit Default Swap Option 5 year
	400,000	5.000%—12/19/2012	4
		Currency Option British Pound vs. U.S. Dollar
	200,000	£1.570—01/15/2013	1
		Currency Option Euro vs. U.S. Dollar
	200,000	€1.284—12/11/2012	2
		Currency Option U.S. Dollar vs. Chinese Yuan
	500,000	$6.336—04/11/2013	2
	400,000	$6.420—09/11/2013	4
	100,000	$6.445—03/06/2013	—
	200,000	$6.450—12/13/2012	—
	300,000	$6.533—01/08/2013-10/11/2013	1
	162,000	$6.545—01/09/2013	—
	163,000	$6.548—01/09/2013	—

			7

		Interest Rate Swap Option 30 year
	300,000	2.735%—12/19/2012	6
	300,000	2.745%—12/21/2012	6
	200,000	2.905%—03/07/2013	4
	100,000	3.500%—11/05/2012	—
	200,000	3.800%—12/18/2013	2

			18

	TOTAL PURCHASED OPTIONS (Cost $94)		32

STRADDLE OPTIONS—0.3%
		Forward Volatility Swap Option 6 Month
	300,000	0.000%[k]—11/21/2012	31
	900,000	Forward Volatility Swap Option 3 month vs. 30 year 0.000%[k]—12/10/2012-12/19/2012	67

	TOTAL STRADDLE OPTIONS (Cost $106)		98

U.S. GOVERNMENT OBLIGATIONS—33.5%
Principal Amount (000s)
	$100	U.S. Treasury Bonds 3.125%—11/15/2041	106
	200	3.500%—02/15/2039	229
	100	3.875%—08/15/2040	122
	500	4.375%—02/15/2038	656
	1,000	6.250%—08/15/2023[9]	1,443

20

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	U.S. Treasury Bonds—Continued
$100	7.125%—02/15/2023	$152
100	7.500%—11/15/2024	160

		2,868

611	U.S. Treasury Inflation Indexed Bonds[10] 0.125%—01/15/2022[9]	669
815	0.750%—02/15/2042	911
317	1.250%—07/15/2020[9]	378
105	2.125%—02/15/2041	158

		2,116

100	U.S. Treasury Notes 1.000%—06/30/2019	100
600	1.250%—01/31/2019	610
300	1.500%—07/31/2016	311
2,100	1.625%—08/15/2022	2,089
1,100	1.750%—05/15/2022	1,111
100	1.875%—09/30/2017	106
500	2.125%—08/15/2021	526
100	2.500%—06/30/2017	109
	U.S. Treasury Notes—Continued
$400	3.125%—05/15/2019	$453
50	3.625%—08/15/2019	58

		5,473

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $10,094)		10,457

SHORT-TERM INVESTMENTS—0.1%
(Cost $16)
U.S. GOVERNMENT OBLIGATIONS
16	U.S. Treasury Bills 0.132%—02/14/2013[9]	16

TOTAL INVESTMENTS—107.8% (Cost $32,412)		33,680

CASH AND OTHER ASSETS, LESS LIABILITIES—(7.8)%		(2,426)

TOTAL NET ASSETS—100.0%		$31,254

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2012

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro-Bund Futures (Sell)	14	€1,400	12/06/2012	$(25)
U.S. Treasury Bond Futures-30 year (Sell)	5	$500	12/19/2012	(5)
U.S. Treasury Note Futures-2 year (Sell)	6	1,200	12/31/2012	—
U.S. Treasury Note Futures-5 year (Sell)	18	1,800	12/31/2012	(13)
U.S. Treasury Note Futures-10 year (Buy)	7	700	12/19/2012	5

				$(38)

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2012

Description	Number of Contracts	Strike Rate/Price	Expiration Date	Value (000s)
Credit Default Option 5 year (Call)	(400,000)	1.00%	12/19/2012	$(3)
Credit Default Option 5 year (Put)	(400,000)	1.00	12/19/2012	—
Credit Default Option 5 year (Put)	(2,000,000)	1.05	12/19/2012	(2)
Interest Rate Swap Option 3 year 2 year (Call)	(600,000)	1.50	12/28/2012	(2)
Interest Rate Swap Option 3 year 2 year (Put)	(600,000)	1.50	12/28/2012	(1)
Interest Rate Swap Option 5 year (Call)	(1,400,000)	1.40	03/18/2013	(33)
Interest Rate Swap Option 5 year (Put)	(1,400,000)	1.40	03/18/2013	(2)
Interest Rate Swap Option 5 year (Put)	(400,000)	2.80	11/05/2012	—
Interest Rate Swap Option 10 year (Call)	(300,000)	3.00	03/11/2013	(41)
Interest Rate Swap Option 30 year (Call)	(200,000)	2.05	01/07/2013	(1)
Interest Rate Swap Option 30 year (Call)	(400,000)	2.15	01/07/2013	(6)
Federal National Mortgage Association Option (Call)	(200,000)	$105.91	11/07/2012	(2)[x]
Federal National Mortgage Association Option (Put)	(200,000)	105.91	11/07/2012	— [x]

Written Options outstanding, at value (premiums received of $83)				$(93)

21

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2012

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Sell)	Barclays plc	$164	$164	11/21/2012	$—
Australian Dollar (Sell)	Credit Suisse Group AG	26	26	11/21/2012	—
Australian Dollar (Sell)	HSBC Bank USA N.A.	1,029	1,011	11/21/2012	(18)
Australian Dollar (Sell)	Morgan Stanley & Co. LLC	153	153	11/01/2012	—
Brazilian Real (Buy)	Barclays plc	202	200	12/04/2012	2
Brazilian Real (Buy)	Deutsche Bank AG	9	9	02/04/2013	—
Brazilian Real (Buy)	HSBC Bank USA N.A.	208	207	02/04/2013	1
Brazilian Real (Buy)	Morgan Stanley & Co. LLC	82	81	03/04/2013	1
Brazilian Real (Buy)	UBS AG	50	51	11/05/2012	(1)
Brazilian Real (Buy)	UBS AG	42	42	12/04/2012	—
Brazilian Real (Buy)	UBS AG	173	171	03/04/2013	2
Brazilian Real (Buy)	UBS AG	49	49	04/02/2013	—
Brazilian Real (Sell)	Deutsche Bank AG	36	36	12/04/2012	—
Brazilian Real (Sell)	HSBC Bank USA N.A.	209	208	12/04/2012	(1)
Brazilian Real (Sell)	UBS AG	100	100	11/05/2012	—
Brazilian Real (Sell)	UBS AG	36	36	02/04/2013	—
British Pound Sterling (Buy)	Barclays plc	42	42	11/01/2012	—
British Pound Sterling (Buy)	JP Morgan Chase & Co.	28	28	12/12/2012	—
British Pound Sterling (Sell)	Barclays plc	41	41	11/01/2012	—
British Pound Sterling (Sell)	Barclays plc	42	42	12/12/2012	—
British Pound Sterling (Sell)	BNP Paribas S.A.	555	547	12/12/2012	(8)
British Pound Sterling (Sell)	Credit Suisse Group AG	137	137	12/12/2012	—
Canadian Dollar (Buy)	JP Morgan Chase & Co.	424	436	12/20/2012	(12)
Canadian Dollar (Sell)	Barclays plc	207	212	12/20/2012	5
Canadian Dollar (Sell)	Deutsche Bank AG	631	646	12/20/2012	15
Chinese Yuan (Buy)	Barclays plc	785	783	02/01/2013	2
Chinese Yuan (Buy)	Deutsche Bank AG	91	91	02/01/2013	—
Chinese Yuan (Buy)	Deutsche Bank AG	48	49	08/05/2013	(1)
Chinese Yuan (Buy)	Goldman Sachs Group Inc.	36	36	02/01/2013	—
Chinese Yuan (Buy)	JP Morgan Chase & Co.	406	401	02/01/2013	5
Chinese Yuan (Buy)	UBS AG	201	200	02/01/2013	1
Chinese Yuan (Sell)	Bank of America Corp.	122	120	02/01/2013	(2)
Euro Currency (Buy)	Barclays plc	196	195	11/01/2012	1
Euro Currency (Buy)	Barclays plc	61	60	12/17/2012	1
Euro Currency (Buy)	JP Morgan Chase & Co.	281	281	10/11/2013	—
Euro Currency (Buy)	UBS AG	41	41	12/17/2012	—
Euro Currency (Sell)	Barclays plc	196	195	12/17/2012	(1)
Euro Currency (Sell)	Credit Suisse Group AG	62	62	12/17/2012	—
Euro Currency (Sell)	HSBC Bank USA N.A.	1,757	1,706	12/17/2012	(51)
Euro Currency (Sell)	JP Morgan Chase & Co.	192	192	11/01/2012	—
Euro Currency (Sell)	JP Morgan Chase & Co.	281	262	10/11/2013	(19)
Euro Currency (Sell)	UBS AG	649	633	06/14/2013	(16)
Hong Kong Dollar (Buy)	JP Morgan Chase & Co.	2	2	11/06/2012	—
Hungarian Forint (Sell)	JP Morgan Chase & Co.	208	201	11/14/2012	(7)
Japanese Yen (Buy)	Barclays plc	289	294	12/10/2012	(5)
Japanese Yen (Sell)	Deutsche Bank AG	299	324	10/11/2016	25
Mexican Peso (Buy)	Credit Suisse Group AG	8	8	12/03/2012	—
Mexican Peso (Buy)	Deutsche Bank AG	24	24	12/03/2012	—
Mexican Peso (Buy)	HSBC Bank USA N.A.	24	24	04/03/2013	—
Mexican Peso (Buy)	JP Morgan Chase & Co.	77	78	12/03/2012	(1)
Mexican Peso (Buy)	JP Morgan Chase & Co.	73	70	12/03/2012	3
Mexican Peso (Sell)	Credit Suisse Group AG	158	160	12/03/2012	2
Mexican Peso (Sell)	HSBC Bank USA N.A.	24	24	12/03/2012	—
Mexican Peso (Sell)	JP Morgan Chase & Co.	76	77	04/03/2013	1
Taiwan Dollar (Buy)	Barclays plc	194	192	11/30/2012	2
Taiwan Dollar (Sell)	UBS AG	194	190	11/30/2012	(4)
Turkish Lira (Sell)	JP Morgan Chase & Co.	201	198	01/30/2013	(3)

					$(81)

22

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2012

EXCHANGE CLEARED SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
CME Group	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	3.500%	03/15/2023	AUD$	100	$—
CME Group	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.000	03/15/2023		300	4
CME Group	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.250	03/15/2023		200	7
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Pay	2.000	06/16/2016	CAD$	1,000	7
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Pay	2.500	12/18/2023		400	2
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Pay	2.625	09/16/2043		200	(3)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	2.000	09/21/2016		€200	11
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	2.000	03/21/2017		200	8
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	1.750	03/20/2023		900	(3)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	3.143	12/20/2040		1,300	11
CME Group	British Bankers’ Association LIBOR JPY 6-Month	Pay	1.000	03/21/2023		¥20,000	(1)
CME Group	British Bankers’ Association LIBOR JPY 6-Month	Pay	2.000	12/21/2041		20,000	4
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.000	06/20/2015		$2,000	(18)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.500	06/20/2017		1,000	(27)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.750	12/19/2022		3,800	(32)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750	06/20/2042		200	(9)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.500	12/19/2042		500	(14)

Interest Rate Swaps							$(53)

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Dow Jones CDX North America High Yield Index Series 15	Buy	5.000%	12/20/2015	3.360%	$(26)	$19	$480	$(45)
CME Group	Dow Jones CDX North America Investment Grade Index Series 15	Buy	1.000	12/20/2015	0.624	(8)	2	600	(10)
CME Group	Dow Jones CDX North America Investment Grade Index Series 16	Buy	1.000	06/20/2016	0.731	(4)	7	400	(11)
CME Group	Dow Jones CDX North America Investment Grade Index Series 19	Buy	1.000	12/20/2017	0.994	—	—	200	—
CME Group	Dow Jones CDX North America Investment Grade Index Series 19	Buy	5.000	12/20/2017	5.191	2	3	1,100	(1)

Credit Default Swaps									$(67)

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
UBS AG	AUD Bank Bill 6-Month	Pay	4.750%	12/14/2017	AUD$	300	$19
Barclays plc	AUD-BBR-BBSW-Bloomberg 3-Month	Pay	5.500	06/15/2013		1,500	23
Barclays plc	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.750	03/15/2018		300	18
UBS AG	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.750	12/15/2017		300	18
Bank of America Corp.	Brazil Cetip Interbank Deposit	Pay	8.440	01/02/2015	R$	400	—
Bank of America Corp.	Brazil Cetip Interbank Deposit	Pay	9.880	01/02/2015		2,800	60
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	10.140	01/02/2015		1,700	41
HSBC Bank USA N.A.	Brazil Cetip Interbank Deposit	Pay	7.778	01/02/2014		2,100	1
Morgan Stanley & Co. LLC	Brazil Cetip Interbank Deposit	Pay	7.785	01/02/2014		2,700	1
Deutsche Bank AG	EUR-EONIA-OIS-Compound-Bloomberg	Pay	0.370	03/20/2013		€7,300	7
Deutsche Bank AG	EUR-EONIA-OIS-Compound-Bloomberg	Receive	0.570	03/19/2014		7,300	(10)
Goldman Sachs Group Inc.	EUR-EONIA-OIS-Compound-Bloomberg	Pay	0.350	03/20/2013		3,800	3
Goldman Sachs Group Inc.	EUR-EONIA-OIS-Compound-Bloomberg	Receive	0.568	03/19/2014		3,800	(5)

23

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

INTEREST RATE SWAPS—Continued

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	EUR-EURIBOR-Act-3 Month	Receive	0.805%	03/20/2013		€7,300	$(14)
Deutsche Bank AG	EUR-EURIBOR-Act-3 Month	Pay	0.935	03/19/2014		7,300	15
Goldman Sachs Group Inc.	EUR-EURIBOR-Act-3 Month	Receive	0.760	03/20/2013		3,800	(7)
Goldman Sachs Group Inc.	EUR-EURIBOR-Act-3 Month	Pay	0.910	03/19/2014		3,800	7
BNP Paribas S.A.	British Bankers’ Association LIBOR JPY 6-Month	Receive	2.000	12/21/2041		¥20,000	(3)
Deutsche Bank AG	British Bankers’ Association LIBOR JPY 6-Month	Receive	1.000	12/21/2018		90,000	(33)
Barclays plc	SEK-STIBOR-Bloomberg 3-Month	Pay	2.500	09/15/2016	kr	1,300	8

Interest Rate Swaps							$149

VARIANCE SWAPS ON COMMODITIES

Counterparty	Reference Assets	Pay/Receive Variance[g]	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Barclays plc	S & P 500 Index	Pay	$0.075	12/20/2013	$70	$1
Goldman Sachs Group Inc.	S & P 500 Index	Pay	0.073	12/20/2013	100	2

Variance Swaps on Commodities						$3

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	BNP Paribas 4.250% due 01/16/2014	Buy	1.000%	03/20/2017	1.409%	$2	$4	€100	$(2)
JP Morgan Chase & Co.	BNP Paribas 4.250% due 01/16/2014	Buy	1.000	06/20/2017	1.486	3	11	100	(8)
Deutsche Bank AG	Markit iTraxx Europe Crossover Series 17 Version 1	Buy	5.000	06/20/2017	4.607	(5)	1	200	(6)
UBS AG	Markit iTraxx Europe Crossover Series 17 Version 1	Buy	5.000	06/20/2017	4.607	(3)	(2)	100	(1)
JP Morgan Chase & Co.	Markit iTraxx Europe Indices Senior Financials Series 16 Version 1	Buy	1.000	12/20/2016	1.848	4	5	100	(1)
Deutsche Bank AG	Markit iTraxx Europe Indices Senior Financials Series 17 Version 1	Buy	1.000	06/20/2017	1.877	5	5	100	—
UBS AG	Markit iTraxx Europe Indices Series 9 Version 1	Buy	0.250	06/20/2018	0.573	13	4	600	9
Deutsche Bank AG	Markit iTraxx Europe Indices Series 17 Version 1	Buy	1.000	06/20/2017	1.256	4	3	300	1
Morgan Stanley & Co. LLC	Markit iTraxx Europe Indices Series 17 Version 1	Buy	1.000	06/20/2017	1.256	25	25	1,900	—
Bank of America Corp.	Standard Chartered Bank 0.001%	Buy	1.000	06/20/2017	1.101	—	3	100	(3)
Bank of America Corp.	Markit iTraxx Japan Index Series 16 Version 1	Buy	1.000	12/20/2016	1.693	3	5	¥10,000	(2)
BNP Paribas S.A.	Alcoa Inc. 5.720% due 02/23/2019	Buy	1.000	06/20/2016	2.267	4	2	$100	2
Deutsche Bank AG	Arrow Electronics Inc. 6.875% due 06/01/2018	Buy	1.000	03/20/2017	2.008	4	—	100	4
Goldman Sachs Group Inc.	Carnival Corp. 6.650% due 01/15/2028	Buy	1.000	09/20/2016	0.817	(1)	1	100	(2)
Bank of America Corp.	Caterpillar Inc. 5.700% due 08/15/2016	Buy	1.000	09/20/2016	0.674	(1)	—	100	(1)
Bank of America Corp.	Costco Wholesale Corp. 5.500% due 03/15/2017	Buy	1.000	03/20/2017	0.346	(3)	(3)	100	—

24

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/ (Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Bank of America Corp.	General Electric Capital Corp. 5.625% due 09/15/2017	Buy	1.000%	09/20/2016	1.075%	$—	$1	€100	$(1)
Bank of America Corp.	Kingdom of Sweden 3.125% due 05/07/2014	Buy	0.250	09/20/2021	0.365	2	4	200	(2)
Bank of America Corp.	Kohl’s Corp. 6.250% due 12/15/2017	Buy	1.000	06/20/2016	1.207	1	(1)	100	2
Bank of America Corp.	Limited Brands Inc. 6.900% due 07/15/2017	Buy	1.000	03/20/2017	1.886	4	5	100	(1)
Deutsche Bank AG	Limited Brands Inc. 6.900% due 07/15/2017	Buy	1.000	03/20/2017	1.886	4	6	100	(2)
BNP Paribas S.A.	Lockheed Martin Corp. 7.650% due 05/01/2016	Buy	1.000	09/20/2017	0.613	(2)	(2)	100	—
Bank of America Corp.	Macy’s Inc. 7.450% due 07/15/2017	Buy	1.000	03/20/2017	0.983	(1)	3	400	(4)
Bank of America Corp.	Marriott International Inc. 5.810% due 11/10/2015	Buy	1.000	09/20/2016	0.727	(1)	1	100	(2)
Bank of America Corp.	Marriott International Inc. 5.810% due 11/10/2015	Buy	1.000	03/20/2017	0.820	(2)	(1)	200	(1)
Bank of America Corp.	Marriott International Inc. 5.810% due 11/10/2015	Buy	1.000	06/20/2017	0.870	(1)	(1)	100	—
Goldman Sachs Group Inc.	Marriott International Inc. 5.810% due 11/10/2015	Buy	1.000	09/20/2016	0.727	(1)	3	100	(4)
UBS AG	Marriott International Inc. 5.810% due 11/10/2015	Buy	1.000	03/20/2017	0.820	(1)	(1)	100	—
Bank of America Corp.	Nordstrom Inc. 6.950% due 03/15/2028	Buy	1.000	09/20/2016	0.570	(2)	—	100	(2)
JP Morgan Chase & Co.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	12/20/2016	0.489	2	(5)	100	7
BNP Paribas S.A.	Ryder System Inc. 6.950% due 12/01/2025	Buy	1.000	09/20/2016	1.132	—	—	100	—
Deutsche Bank AG	Starwood Hotels & Resorts Worldwide Inc. 6.750% due 05/15/2018	Buy	1.000	03/20/2017	0.984	—	1	100	(1)
Bank of America Corp.	Target Corp. 5.375% due 05/01/2017	Buy	1.000	09/20/2016	0.299	(3)	(2)	100	(1)
Bank of America Corp.	Target Corp. 5.375% due 05/01/2017	Buy	1.000	03/20/2017	0.340	(6)	(4)	200	(2)
Bank of America Corp.	Target Corp. 5.375% due 05/01/2017	Buy	1.000	03/20/2017	0.340	(3)	(3)	100	—
Bank of America Corp.	Target Corp. 5.375% due 05/01/2017	Buy	1.000	09/20/2017	0.381	(3)	(3)	100	—
JP Morgan Chase & Co.	Target Corp. 5.375% due 05/01/2017	Buy	1.000	09/20/2016	0.299	(3)	(2)	100	(1)
Goldman Sachs Group Inc.	The Home Depot Inc. 5.875% due 12/16/2036	Buy	1.000	12/20/2016	0.336	(3)	(2)	100	(1)
Bank of America Corp.	The Kroger Co. 6.150% due 01/15/2020	Buy	1.000	12/20/2016	0.991	—	—	100	—
Barclays plc	The Williams Companies Inc. 7.500% due 01/15/2031	Buy	1.000	09/20/2016	0.957	—	3	100	(3)
BNP Paribas S.A.	United Parcel Service Inc. 8.375% due 04/01/2030	Buy	1.000	09/20/2017	0.326	(3)	(3)	100	—
Bank of America Corp.	Wal-Mart Stores Inc. 5.875% due 04/05/2027	Buy	1.000	06/20/2017	0.306	(3)	(3)	100	—
Bank of America Corp.	Wal-Mart Stores Inc. 5.875% due 04/05/2027	Buy	1.000	06/20/2021	0.543	(4)	(2)	100	(2)
Bank of America Corp.	Wells Fargo & Co. 0.513% due 10/28/2015	Buy	1.000	12/20/2016	0.686	(3)	4	200	(7)
Deutsche Bank AG	Wells Fargo & Co. 0.513% due 10/28/2015	Buy	1.000	09/20/2016	0.651	(1)	2	100	(3)
Deutsche Bank AG	Wells Fargo & Co. 0.513% due 10/28/2015	Buy	1.000	12/20/2016	0.686	(3)	5	200	(8)
Credit Suisse Group AG	Whirlpool Corp. 7.750% due 07/15/2016	Buy	1.000	12/20/2017	1.353	5	6	300	(1)

Credit Default Swaps									$(50)

Total Swaps									$(18)

25

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2012

Par Value (000s)	Security	Value (000s)
$(5,500)	Federal National Mortgage Association TBA[8]	$(5,877)
(1,000)	Government National Mortgage Association TBA[8]	(1,089)
(500)	U.S. Treasury Bonds	(586)
(102)	U.S. Treasury Inflation Indexed Bonds[10]	(117)
(2,000)	U.S. Treasury Notes	(2,147)

	Fixed Income Investments Sold Short, at value (proceeds $9,797)	$(9,816)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2012 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$4,521	$977	$5,498
Bank Loan Obligations	—	297	—	297
Collateralized Mortgage Obligations	—	2,604	—	2,604
Convertible Bonds	—	665	—	665
Convertible Preferred Stocks	5	—	—	5
Corporate Bonds & Notes	—	3,712	—	3,712
Foreign Government Obligations	—	2,202	—	2,202
Mortgage Pass-Through	—	7,396	—	7,396
Municipal Bonds	—	698	—	698
Purchased Options	—	32	—	32
Straddle Options	—	98	—	98
U.S. Government Obligations	—	10,457	—	10,457
Short-Term Investments
U.S. Government Obligations	—	16	—	16

Total Investments in Securities	$5	$32,698	$977	$33,680

Liability Category
Fixed Income Investments Sold Short	$—	$(9,816)	$—	$(9,816)

Investments in Other Financial Instruments
Forward Currency Contracts	—	(81)	—	(81)
Futures Contracts	(38)	—	—	(38)
Swap Agreements	—	(18)	—	(18)
Written Options	—	(91)	(2)	(93)

Total Investments in Other Financial Instruments	$(38)	$(190)	$(2)	$(230)

Total Investments	$(33)	$22,692	$975	$23,634

Of the Level 1 investments presented above, Convertible Preferred Stocks valued at $5 had previously been considered Level 2 investments at October 31, 2011. Transfers from Level 1 to Level 2 are typically the result of a change, in the normal course of business, from the use of quoted prices from an active market (Level 1), to the use of an evaluated pricing method supplied by a third-party pricing service (Level 2), due to the unavailability of active market quotations. Transfers from Level 2 to Level 1 typically occur when quoted prices from an active market were not previously available (Level 2) for exchange traded securities, but have since become available (Level 1).

The following is a reconciliation of the Fund’s Level 3 investments during the year ended October 31, 2012.

Valuation Description	Balance Beginning at 11/01/2011 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/ (Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2012[w] (000s)
Asset-Backed Securities	$—	$1,196	$(304)	$3	$25	$57	$—	$—	$977
Straddle Options	23	—	(21)	—	(3)	1	—	—	—
Written Options	—	—	(2)	—	—	—	—	—	(2)

	$23	$1,196	$(327)	$3	$22	$58	$—	$—	$975

26

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 10/31/2012 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Asset-Backed Securities
Belle Haven ABS CLO Ltd.[4] Series 2004-1A CI.A1ST	$25	Benchmark Pricing	Base Price	$50.08
Belle Haven ABS CLO Ltd.[4] Series 2004-1A CI.A1SB	52	Benchmark Pricing	Base Price	50.08
Huntington CLO Ltd.[4] Series 2005-1 CI.A1A	110	Benchmark Pricing	Base Price	89.96
Newcastle CLO V Ltd.[4] Series 2004-5A CI.1	118	Benchmark Pricing	Base Price	90.02
Sierra Madre Funding Ltd. Series 2004-1A CI.A1A	135	Benchmark Pricing	Base Price	69.98
Sierra Madre Funding Ltd. Series 2004-1A CI.ALTB	316	Benchmark Pricing	Base Price	69.99
Triaxx Prime CLO[4] Series 2006-2A CI.ALB2	120	Benchmark Pricing	Base Price	84.23
Triaxx Prime CLO[4] Series 2006-2A CI.A1A	30	Benchmark Pricing	Base Price	84.23
Triaxx Prime CLO[4] Series 2007-1A CI.A1D	71	Benchmark Pricing	Base Price	66.92

	$977

Written Options
Federal National Mortgage Association Option	$(2)	Indicative Market Quotation	Single Source Broker Quote	0.71
Federal National Mortgage Association Option	—	Indicative Market Quotation	Single Source Broker Quote	0.07

	$(2)

	$975

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Floating rate security. The stated rate represents the rate in effect at October 31, 2012.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2012, these securities were valued at $3,486 or 11% of net assets.

3	Step coupon security.

4	CLO after the name of a security stands for Collateralized Loan Obligations.

5	Variable rate security. The stated rate represents the rate in effect at October 31, 2012.

6	MTN after the name of a security stands for Medium Term Note.

7	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

8	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2012. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 of the accompanying Notes to Financial Statements.)

9	At October 31, 2012, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 of the accompanying Notes to Financial Statements.) The securities pledged had an aggregate market value of $2,506 or 8% of net assets.

10	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and

27

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

g	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

k	Strike Rate or Exercise Level and final premium is determined on a future date, based upon implied volatility parameters.

w	The amounts in this column are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of current reporting date per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 10/31/2012
Asset-Backed Securities	$55
Written Options	—

$55

x	Valued by subadvisor in accordance with Harbor Funds Valuation Procedures using quoted prices from other actively traded securities with similar terms, which is a Level 3 input.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

¥	Japanese Yen.

MEX$	Mexican Peso.

kr	Swedish Krona.

The accompanying notes are an integral part of the Financial Statements.

28

[THIS PAGE INTENTIONALLY LEFT BLANK]

29

Harbor Strategic Markets Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2012

(All amounts in thousands, except per share amounts)

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund
ASSETS
Investments, at identified cost*	$461,744	$32,412
Investments, at value	$477,817	$33,680
Repurchase agreements	840	—
Cash-restricted	—	75
Cash	325	47
Foreign currency, at value (cost: $65, $66)	64	65
Receivables for:
Investments sold	13,838	10,902
Capital shares sold	829	8
Interest	1,220	168
Unrealized appreciation on open forward currency contracts	203	69
Unrealized appreciation on swap agreements	454	249
Swap premiums paid	286	67
Variation margin on futures contracts	119	—
Variation margin on swap agreements	42	—
Options	2	—
Other assets	73	23
Total Assets	496,112	45,353
LIABILITIES
Payables for:
Due to broker	8,606	—
Investments purchased	12,043	3,210
Capital shares reacquired	720	5
Investments sold short, at value (proceeds: $0, $9,797)	—	9,816
Written options, at value (premiums received: $1,042, $83)	742	93
Unrealized depreciation on swap agreements	6,680	147
Interest on investments sold short	—	14
Sale-buyback financing transactions	116,931	604
Variation margin on futures contracts	4	7
Variation margin on swap agreements	—	20
Unrealized depreciation on open forward currency contracts	300	150
Accrued expenses:
Management fees	260	22
Transfer agent fees	17	1
Trustees’ fees and expenses	2	—
Other	65	10
Total Liabilities	146,370	14,099
NET ASSETS	$349,742	$31,254
Net Assets Consist of:
Paid-in capital	$338,750	$29,980
Undistributed/(accumulated) net investment income/(loss)	8,906	632
Accumulated net realized gain/(loss)	(8,662)	(458)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	16,926	1,247
Unrealized appreciation/(depreciation) of other financial instruments	(6,178)	(147)
	$349,742	$31,254
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$348,315	$30,551
Shares of beneficial interest[1]	47,211	2,869
Net asset value per share[2]	$7.38	$10.65
Administrative Class
Net assets	$1,427	$703
Shares of beneficial interest[1]	194	66
Net asset value per share[2]	$7.37	$10.63

*	Including repurchase agreements and short-term investments.

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

30

Harbor Strategic Markets Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2012

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund
Investment Income
Interest	$7,266	$938
Consent fee income	4	—
Dividends	—	1
Total Investment Income	7,270	939
Operating Expenses
Management fees	2,827	239
12b-1 fees:
Administrative Class	4	2
Shareholder communications	106	7
Custodian fees	151	99
Transfer agent fees:
Institutional Class	196	16
Administrative Class	1	—
Professional fees	11	1
Trustees’ fees and expenses	5	—
Registration fees	55	36
Miscellaneous	8	5
Expenses before interest expense	3,364	405
Interest expense	214	6
Total expenses	3,578	411
Transfer agent fees waived	(16)	(1)
Other expenses reimbursed	(254)	(106)
Net expenses	3,308	304
Net Investment Income/(Loss)	3,962	635
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	1,013	508
Foreign currency transactions	1,956	24
Investments sold short	18	(47)
Swap agreements	(10,138)	(308)
Futures contracts	250	(94)
Written options	360	76
Change in net unrealized appreciation/(depreciation) on:
Investments	13,067	1,240
Forwards	76	162
Investments sold short	—	1
Swap agreements	(3,692)	(63)
Futures contracts	(379)	(34)
Written options	69	(13)
Translations of assets and liabilities in foreign currencies	—	(2)
Net gain/(loss) on investment transactions	2,600	1,450
Net Increase/(Decrease) in Net Assets Resulting from Operations	$6,562	$2,085

The accompanying notes are an integral part of the Financial Statements.

31

Harbor Strategic Markets Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund
	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$3,962	$4,515	$635	$337
Net realized gain/(loss) on investments	(6,541)	1,515	159	(29)
Net unrealized appreciation/(depreciation) of investments	9,141	(4,187)	1,291	(344)
Net increase/(decrease) in assets resulting from operations	6,562	1,843	2,085	(36)
Distributions to Shareholders
Net investment income:
Institutional Class	(4,762)	(14,516)	(558)	(140)
Administrative Class	(15)	(31)	(17)	(6)
Net realized gain on investments:
Institutional Class	(10,457)	(3,996)	(207)	—
Administrative Class	(36)	(9)	(8)	—
Total distributions to shareholders	(15,270)	(18,552)	(790)	(146)
Net Increase/(Decrease) Derived from Capital Share Transactions	55,840	168,379	3,093	21,209
Net increase/(decrease) in net assets	47,132	151,670	4,388	21,027
Net Assets
Beginning of period	302,610	150,940	26,866	5,839
End of period*	$349,742	$302,610	$31,254	$26,866
* Includes undistributed/(accumulated) net investment income/(loss) of:	$8,906	$2,678	$632	$656

The accompanying notes are an integral part of the Financial Statements.

32

Harbor Strategic Markets Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund
	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$160,042	$211,487	$11,184	$25,993
Net proceeds from redemption fees	31	37	—	—
Reinvested distributions	14,409	17,419	726	132
Cost of shares reacquired	(119,037)	(61,379)	(8,552)	(5,704)
Net increase/(decrease) in net assets	$55,445	$167,564	$3,358	$20,421
Administrative Class
Net proceeds from sale of shares	$1,379	$936	$30	$1,423
Reinvested distributions	46	40	24	6
Cost of shares reacquired	(1,030)	(161)	(319)	(641)
Net increase/(decrease) in net assets	$395	$815	$(265)	$788
SHARES
Institutional Class
Shares sold	22,343	26,077	1,089	2,542
Shares issued due to reinvestment of distributions	2,144	2,317	72	13
Shares reacquired	(16,615)	(7,711)	(838)	(558)
Net increase/(decrease) in shares outstanding	7,872	20,683	323	1,997
Beginning of period	39,339	18,656	2,546	549
End of period	47,211	39,339	2,869	2,546
Administrative Class
Shares sold	194	115	3	139
Shares issued due to reinvestment of distributions	7	5	2	1
Shares reacquired	(155)	(20)	(32)	(63)
Net increase/(decrease) in shares outstanding	46	100	(27)	77
Beginning of period	148	48	93	16
End of period	194	148	66	93

The accompanying notes are an integral part of the Financial Statements.

33

Harbor Strategic Markets Funds

STATEMENT OF CASH FLOWS (CONSOLIDATED)—Year Ended October 31, 2012

(All amounts in thousands)

Harbor Commodity Real Return Strategy Fund
Cash flows used for operating activities:
Net increase in net assets resulting from operations	$6,562
Adjustments to reconcile net (decrease) in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(2,103,729)
Proceeds from sales of long-term securities	2,072,165
Proceeds from short-term portfolio investments, net	18,775
Increase in investments sold	(6,602)
Decrease in foreign spot contracts	4
Decrease in interest receivable	421
Increase in appreciation of forward currency contracts	(203)
Increase in appreciation on swap agreements	(58)
Increase in swap premiums paid	(180)
Decrease in variation margin on futures contracts	39
Increase in variation margin on swap agreements	(42)
Increase in options receivable	(2)
Increase in other assets	(2)
Decrease in investments purchased	(129,695)
Increase in premiums from options written	304
Increase in depreciation on swap agreements	3,639
Increase in depreciation of forward currency contracts	127
Decrease in variation margin on futures contracts	(34)
Increase in management fees	49
Increase in transfer agent fees	4
Decrease in trustee fees	(2)
Increase in other liabilities	1
Net change in unrealized appreciation on investments	(13,067)
Net change in unrealized appreciation on forwards	(76)
Net change in unrealized appreciation on swaps	3,692
Net change in unrealized appreciation on futures	379
Net change in unrealized appreciation on written options	(69)
Net realized gain on investments	(3,347)
Net amortization	606
Net cash used for operating activities	(150,341)
Cash flows received from financing activities:
Proceeds from shares sold	161,040
Payment on shares redeemed	(119,766)
Proceeds from redemption fees	31
Cash dividend paid	(814)
Increase in sale-buyback financing transactions	116,931
Decrease in due to broker	(7,558)
Net cash received from financing activities	149,864
Net Decrease in Cash	(477)
Cash and Foreign Currency
Beginning of period	$866
End of period	389
Reinvestment of dividends	$14,455
Supplemental disclosure of cash flow information:
Interest expense paid during the year	$214

The accompanying notes are an integral part of the Financial Statements.

34

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35

Harbor Strategic Markets Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Institutional Class
Year Ended October 31,	2012		2011		2010	2009		2008[e]
Net asset value beginning of period	$7.66		$8.07		$7.28	$6.30		$10.00
Income from Investment Operations
Net investment income/(loss)	0.08	[a]	0.02	[a]	(0.02)[a]	0.06	[a]	0.02	[a]
Net realized and unrealized gains/(losses) on investments	0.01		0.41		1.46	0.97		(3.69)
Total from investment operations	0.09		0.43		1.44	1.03		(3.67)
Less Distributions
Dividends from net investment income	(0.11)		(0.65)		(0.64)	(0.05)		(0.04)
Distributions from net realized capital gains[1]	(0.26)		(0.19)		(0.01)	—		—
Total distributions	(0.37)		(0.84)		(0.65)	(0.05)		(0.04)
Proceeds from redemption fees	—	*	—	*	— *	—	*	—	*
Net asset value end of period	7.38		7.66		8.07	7.28		6.30
Net assets end of period (000s)	$348,315		$301,478		$150,555	$70,498		$2,047
Ratios and Supplemental Data (%)
Total return	1.73%[b]		5.56%[b]		21.29%[b]	16.55%[b]		(36.82)%[b,c]
Ratio of total expenses to average net assets[2]	1.09		1.05		1.15	1.30		29.89	[d]
Ratio of net expenses to average net assets	1.00	[a]	0.94	[a]	0.94 [a]	0.94	[a]	0.94	[a,d]
Ratio of net expenses excluding interest expense to average net assets	0.94	[a]	0.94	[a]	0.94 [a]	0.94	[a]	0.94	[a,d]
Ratio of net investment income to average net assets	1.21	[a]	1.79	[a]	1.11 [a]	2.72	[a]	1.56	[a,d]
Portfolio turnover	474		581		390	515		295	[c]

HARBOR UNCONSTRAINED BOND FUND
	Institutional Class					Administrative Class
Year Ended October 31,	2012		2011	2010[f]		2012		2011	2010[f]
Net asset value beginning of period	$10.18		$10.35	$10.00		$10.17		$10.34	$10.00
Income from Investment Operations
Net investment income/(loss)	0.21	[a]	0.14 [a]	0.10	[a]	0.27	[a]	0.14 [a]	0.10	[a]
Net realized and unrealized gains/(losses) on investments	0.55		(0.22)	0.33		0.46		(0.24)	0.31
Total from investment operations	0.76		(0.08)	0.43		0.73		(0.10)	0.41
Less Distributions
Dividends from net investment income	(0.21)		(0.09)	(0.08)		(0.19)		(0.07)	(0.07)
Distributions from net realized capital gains[1]	(0.08)		—	—		(0.08)		—	—
Total distributions	(0.29)		(0.09)	(0.08)		(0.27)		(0.07)	(0.07)
Net asset value end of period	10.65		10.18	10.35		10.63		10.17	10.34
Net assets end of period (000s)	$30,551		$25,922	$5,676		$703		$944	$163
Ratios and Supplemental Data (%)
Total return	7.68%[b]		(0.74)%[b]	4.32%[b,c]		7.38%[b]		(0.93)%[b]	4.09%[b,c]
Ratio of total expenses to average net assets[2]	1.45		1.59	5.62	[d]	1.70		1.85	5.86	[d]
Ratio of net expenses to average net assets	1.07	[a]	1.05 [a]	1.05	[a,d]	1.32	[a]	1.30 [a]	1.30	[a,d]
Ratio of net expenses excluding interest expense to average net assets	1.05	[a]	1.05 [a]	1.05	[a,d]	1.30	[d]	1.30 [a]	1.30	[a,d]
Ratio of net investment income to average net assets	2.26	[a]	1.86 [a]	1.95	[a,d]	2.03	[a]	1.58 [a]	1.64	[a,d]
Portfolio turnover	1,262		1,067	954	[c]	1,262		1,067	954	[c]

The accompanying notes are an integral part of the Financial Statements.

36

Administrative Class
2012		2011	2010	2009		2008[e]
$7.65		$8.06	$7.26	$6.30		$10.00

0.08	[a]	(0.18)[a]	(0.21)[a]	0.03	[a]	0.01	[a]
—		0.59	1.64	0.97		(3.69)
0.08		0.41	1.43	1.00		(3.68)

(0.10)		(0.63)	(0.62)	(0.04)		(0.02)
(0.26)		(0.19)	(0.01)	—		—
(0.36)		(0.82)	(0.63)	(0.04)		(0.02)
—	*	— *	— *	—	*	—	*
7.37		7.65	8.06	7.26		6.30
$1,427		$1,132	$385	$235		$95

1.50%[b]		5.31%[b]	21.13%[b]	16.02%[b]		(36.83)%[b,c]
1.34		1.31	1.40	2.03		30.36	[d]
1.26	[a]	1.19 [a]	1.19 [a]	1.19	[a]	1.19	[a,d]
1.19	[a]	1.19 [a]	1.19 [a]	1.19	[a]	1.19	[a,d]
1.13	[a]	1.59 [a]	0.87 [a]	1.10	[a]	1.02	[a,d]
474		581	390	515		295	[c]

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 of the accompanying Notes to Financial Statements.)

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	For the period September 2, 2008 (inception) through October 31, 2008.

f	For the period April 1, 2010 (inception) through October 31, 2010.

The accompanying notes are an integral part of the Financial Statements.

37

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2012

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to two classes of shares, designated as Institutional Class and Administrative Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts and options contracts) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing service may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in

38

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time of acquisition are valued at amortized cost, which approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized in Level 2 of the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security would be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single sourced broker quote and the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy even though the market quotation is independently received. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

39

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

The Funds have adopted Accounting Standards Update 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS, which was established with the goal of convergence with the International Accounting Standards Board guidance on fair value measurements and disclosures. Enhanced disclosures are required to detail any transfers between Level measurement categories and the reasons for such transfers. Additionally, enhanced disclosures are required to provide a description of the sensitivity of recurring Level 3 fair value measurements to changes in the unobservable inputs.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, Level transfer activity, and a Level 3 reconciliation including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Loan Participations and Assignments

Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the period, each Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement.

40

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the period, each Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the period, each Fund invested in mortgage- or other asset-backed securities. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

During the period, each Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Forward Commitments and When-Issued Securities

During the period, Harbor Unconstrained Bond Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. While such a

41

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally take place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, such Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with a Fund’s custodian, or set aside or restricted on a subadviser’s records or systems relating to the Fund, while the commitment is outstanding.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). Specifically, ASU 2011-03 refers to the accounting for repurchase agreements and similar agreements that entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and, as a result, certain repurchase agreements may now be required to be accounted for as secured borrowings. Effective November 1, 2012, the Funds began accounting for the sale and simultaneous repurchase of certain securities (a “sale-buyback”) as financing transactions, and as a result, the Funds may have recorded interest expense. These transactions were previously accounted for as purchases and sales.

42

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Sale-Buybacks

A “sale-buyback” transaction consists of a sale of a security by the Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund entered into such financing transactions referred to as sale-buybacks.

The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.

The average amount of borrowings outstanding during the period ended October 31, 2012 was $98,909 at a weighted average interest rate of 0.215% for the Harbor Commodity Real Return Strategy Fund and $3,749 at a weighted average interest rate of 0.171% for the Harbor Unconstrained Bond Fund.

Short Sales

During the period, each Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian, or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

Futures Contracts

A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the period, each Fund used futures contracts to gain exposure to the fixed income or commodity asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the

43

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, each Fund purchased and wrote (sold) option contracts to manage their exposure to the bond markets and to fluctuations in interest rates and currency values or commodity prices. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.

Straddle Options

A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date.

Swap Agreements

A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.

44

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the fair value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement with the Fund and the counterparty, and the posting of collateral by the counterparty.

Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the period, each Fund used interest rate swap agreements to manage their exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings and the amount of interest income earned.

Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the period, each Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; such Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.

The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at October 31, 2012 for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund is $4,100 and $100, respectively.

Total Return Swaps are agreements between counterparties to exchange the return of a given underlying asset, including any income it generates and appreciation in value, in exchange for a set rate, either fixed or variable. During the period, Harbor Commodity Real Return Strategy Fund used total return swap agreements to gain or mitigate exposure to underlying reference assets, securities, or indices.

45

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Under the terms of a total return swap, one counterparty pays out the total return of a specific referenced asset or index and in return receives a regular stream of payments. To the extent the total return of an asset or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty.

Variance Swaps are agreements between counterparties to exchange cash flows based upon the measured variance (or the square of volatility) of a specified underlying asset. One party agrees to exchange a strike price (“Fixed Rate) for the realized price variance (“Floating Rate”) on the underlying asset with respect to the notional amount. During the period, each Fund used variance swap agreements to gain or mitigate exposure to underlying reference assets or securities.

When a variance swap agreement is originated, the strike price is generally set such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is equal to the difference between the final market price of the asset and the strike price multiplied by the notional amount. As a receiver of the Floating Rate, a Fund receives the payoff amount when the final market price is greater than the strike price, and owes the payoff amount when the final market price is less than the strike price. As a payer of the Floating Rate, a Fund owes the payoff amount when the final market price is greater than the strike price, and receives the payoff amount when the final market price is less than the strike price.

Forward Currency Contracts

A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the period, each Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the period, each Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized

46

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the fund that incurred such expense, whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

Basis for Consolidation for the Harbor Commodity Real Return Strategy Fund

Harbor Cayman Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 4, 2008 as a wholly-owned subsidiary acting as an investment vehicle for Harbor Commodity Real Return Strategy

47

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Fund in order to gain exposure to certain asset classes consistent with the Fund’s investment objectives and policies specified in its prospectus and statement of additional information. Under the Articles of Association of the Subsidiary, Harbor Commodity Real Return Strategy Fund will remain the sole shareholder of the Subsidiary and retain all rights associated with shares in the Subsidiary. The shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2012, the Subsidiary represented approximately $73,760 or approximately 21% of the net assets of Harbor Commodity Real Return Strategy Fund.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (in particular, the tax years ended October 31, 2009-2011 for Harbor Commodity Real Return Strategy Fund and October 31, 2010-2011 for Harbor Unconstrained Bond Fund), including positions expected to be taken upon filing the 2012 tax return for each Fund and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Treatment of Income from Offshore Subsidiary for Harbor Commodity Real Return Strategy Fund

Direct investment by a mutual fund in certain commodity-linked securities and derivative instruments is limited under Subchapter M of the Internal Revenue Code by the requirement that a mutual fund receive no more than ten percent (10%) of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company. The Harbor Commodity Real Return Strategy Fund seeks to gain exposure indirectly to commodity markets by investing up to 25% of its assets in the Subsidiary, which may invest without limitation in commodity-linked securities and derivative instruments. The IRS has issued private letter rulings to other taxpayers concluding that income produced by certain types of commodity-linked notes or a fund’s investment in a controlled foreign corporation (such as the Subsidiary) will constitute qualifying income. The tax treatment of commodity-related derivative instruments may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Harbor Commodity Real Return Strategy Fund’s taxable income and distributions. In late July 2011, the IRS indicated that the granting of private letter rulings is currently suspended. As a result, the Fund is unable to obtain a private letter ruling with respect to its investments or structure, although, based on the analysis in private letter rulings previously issued to other taxpayers, the Fund intends to continue to treat its income from commodity-linked securities and the Subsidiary as qualifying income. If the IRS should make an adverse determination relating to the treatment of such income, the Fund would likely need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a regulated investment company, which could adversely affect the Fund.

New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”) to enhance disclosures about financial

48

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. ASU 2011-11 will require additional disclosures about the amounts reported on the financial statements to reflect the effect or potential effect of netting arrangements on the Funds’ financial position. ASU 2011-11 will become effective for interim or annual periods beginning on or after January 1, 2013. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

Consolidated Statement of Cash Flows

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires entities providing financial statements that report both a Statement of Assets and Liabilities and a Statement of Operations to also provide a Statement of Cash Flows for each period for which results of operations are provided. Investment companies that meet certain conditions are exempted from this requirement. One of the conditions that must be satisfied is that the fund have little or no debt outstanding during the period. During the period ended October 31, 2012, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund entered into repurchase agreements, which are now categorized as sale-buyback financing transactions under the newly effective ASU 2011-03. These transactions resulted in debt being recorded on each Fund’s Statements of Assets and Liabilities. Management has determined that the average level of debt outstanding during the period for Harbor Commodity Real Return Strategy Fund requires the Fund to present a Consolidated Statement of Cash Flows.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2012 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor Commodity Real Return Strategy Fund (consolidated)	$2,070,761	$32,968	$1,991,124	$81,041
Harbor Unconstrained Bond Fund	280,189	11,951	276,365	11,084

Written Options

Transactions in written options for the period ended October 31, 2012 are summarized as follows:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Options Written		Options Written		Options Written
	Swap Options - U.S.		Commodity Option		U. S. Treasury Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	42,800,000	$401	365	$337	—	$—
Options opened	79,900,000	701	5,303,097	492	20	11
Options closed	(64,900,000)	(559)	(4,903,334)	(330)	(20)	(11)
Options exercised	—	—	—	—	—	—

Open at 10/31/2012	57,800,000	$543	400,128	$499	—	$—

HARBOR UNCONSTRAINED BOND FUND
	Options Written
	Swap Options - U.S.
	Number of Contracts	Premiums Received
Options outstanding at beginning of year	5,700,000	$60
Options opened	13,800,000	128
Options closed	(11,000,000)	(105)
Options expired	—	—

Open at 10/31/2012	8,500,000	$83

49

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2012. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

Contractual Rate
Harbor Commodity Real Return Strategy Fund	0.86%
Harbor Unconstrained Bond Fund	0.85

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Commodity Real Return Strategy Fund limiting the total expenses to 0.94% and 1.19% for the Institutional Class and Administrative Class, respectively. In addition, Harbor Capital has contractually agreed to waive the management fee it receives from Harbor Commodity Real Return Strategy Fund in an amount equal to the management fee paid to Harbor Capital by the Subsidiary. This waiver may not be terminated by Harbor Capital and will remain in effect for as long as Harbor Capital’s contract with the Subsidiary is in place. Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Unconstrained Bond Fund limiting the total expenses to 1.05% and 1.30% for the Institutional Class and Administrative Class, respectively. The contractual expense limitations are effective through February 28, 2013. All expense limitations are inclusive of the transfer agent fee waiver discussed in the following Transfer Agent note.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares (collectively, the “12b-1 Plan”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares. The 12b-1 Plan compensates the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.

50

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2012. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On October 31, 2012, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group			Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Total
Harbor Commodity Real Return Strategy Fund	27,820	1	27,821	0.0%
Harbor Unconstrained Bond Fund	298,362	15,625	313,987	0.1

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Strategic Markets Funds totaled $5 for the year ended October 31, 2012.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Other Liabilities” and “Other Assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Redemption Fee

A 2% redemption fee is charged on shares of Harbor Commodity Real Return Strategy Fund that are redeemed within 30 days from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the year ended October 31, 2012 the redemption fee proceeds are as follows:

Amount
Harbor Commodity Real Return Strategy Fund	$31

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable

51

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION —Continued

to permanent book and tax accounting differences that were primarily due to tax treatment of swap agreement transactions, disallowance of loss from the controlled foreign corporation, and foreign currency transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2012 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Harbor Commodity Real Return Strategy Fund	$7,043	$140	$(7,183)
Harbor Unconstrained Bond Fund	(84)	84	—

The tax composition of distributions is as follows:

	As of October 31, 2011			As of October 31, 2012
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Harbor Commodity Real Return Strategy Fund	$18,014	$538	$18,552	$14,315	$953	$15,268
Harbor Unconstrained Bond Fund	146	—	146	789	—	789

As of October 31, 2012, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Harbor Commodity Real Return Strategy Fund	$2,421	$875	$7,700
Harbor Unconstrained Bond Fund	353	—	1,240

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At October 31, 2012, the following Fund had a capital loss carryforward for federal tax purposes, which will reduce the Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code. This will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. The following capital loss carryforward does not expire:

	Capital Loss Carryforwards:
	Short- Term	Long- Term	Total
Harbor Unconstrained Bond Fund	$371	—	$371

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2012 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor Commodity Real Return Strategy Fund	$471,357	$8,936	$(1,636)	$7,300
Harbor Unconstrained Bond Fund	32,454	1,493	(267)	1,226

52

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies.

Each Fund’s derivative instruments outstanding as of the year ended October 31, 2012 as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for these Funds.

Derivative Instruments

At October 31, 2012, the fair values of derivatives by primary risk exposure were reflected in the Statement of Assets and Liabilities as follows:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Statement of Assets and Liabilities Caption		Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Assets
Open forward currency contracts		$—	$203	$—	$—	$203
Investments, at value (Purchased and Straddle Options)		119	—	—	174	293
Unrealized appreciation on OTC Swap agreements[b]		212	—	83	159	454
Variation margin on futures contracts[a]		14	—	—	377	391

Liabilities
Open forward currency contracts		$—	$(300)	$—	$—	$(300)
Unrealized depreciation on OTC Swap agreements[b]		—	—	(126)	(6,554)	(6,680)
Variation margin on futures contracts[a]		—	—	—	(435)	(435)
Variation margin on exchange traded Swap agreements[a,b]		(111)	—	—	—	(111)
Written Options, at value		(475)	—	—	(267)	(742)

HARBOR UNCONSTRAINED BOND FUND
Statement of Assets and Liabilities Caption	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Assets
Open forward currency contracts	$—	$—	$69	$—	$—	$69
Investments, at value (Purchased and Straddle Options)	—	116	10	4	—	130
Unrealized appreciation on OTC Swap agreements[b]	3	221	—	25	—	249
Variation margin on futures contracts[a]	—	5	—	—	—	5
Variation margin on exchange traded Swap agreements[a,b]	—	54	—	—	—	54

Liabilities
Open forward currency contracts	$—	$—	$(150)	$—	$—	$(150)
Unrealized depreciation on OTC Swap agreements[b]	—	(72)	—	(75)	—	(147)
Variation margin on futures contracts[a]	—	(43)	—	—	—	(43)
Variation margin on exchange traded Swap agreements[a,b]	—	(107)	—	(67)	—	(174)
Written Options, at value	—	(88)	—	(5)	—	(93)

a	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

b	Net of premiums paid of $91 and $29 for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund, respectively.

53

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives by primary risk exposure for the year ended October 31, 2012, were:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward currency contracts	$—	$2,088	$—	$—	$2,088
Futures contracts	716	—	—	(466)	250
Option contracts-purchased (including straddles)	(84)	—	—	—	(84)
Option contracts-written	360	—	—	—	360
Swaps agreements	44	—	(52)	(10,130)	(10,138)

Realized net gain/(loss) on derivatives	$1,036	$2,088	$(52)	$(10,596)	$(7,524)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward currency contracts	$—	$76	$—	$—	$76
Futures contracts	(490)	—	—	111	(379)
Option contracts-purchased (including straddles)	(184)	—	—	—	(184)
Option contracts-written	69	—	—	—	69
Swaps agreements	(37)	—	(11)	(3,644)	(3,692)

Change in unrealized appreciation/(depreciation) on derivatives	$(642)	$76	$(11)	$(3,533)	$(4,110)

HARBOR UNCONSTRAINED BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward currency contracts	$—	$61	$—	$—	$61
Futures contracts	(94)	—	—	—	(94)
Option contracts-purchased (including straddles)	(104)	(1)	—	—	(105)
Option contracts-written	76	—	—	—	76
Swaps agreements	34	—	(342)	—	(308)

Realized net gain/(loss) on derivatives	$(88)	$60	$(342)	$—	$(370)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward currency contracts	$—	$162	$—	$—	$162
Futures contracts	(34)	—	—	—	(34)
Option contracts-purchased (including straddles)	(31)	(12)	—	—	(43)
Option contracts-written	(13)	—	—	—	(13)
Swaps agreements	(40)	—	(26)	3	(63)

Change in unrealized appreciation/(depreciation) on derivatives	$(118)	$150	$(26)	$3	$9

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

54

Harbor Strategic Markets Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Commodity Real Return Strategy Fund (consolidated) and Harbor Unconstrained Bond Fund (two of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2012, and the related statements of operations and cash flows (Harbor Commodity Real Return Strategy Fund (consolidated) only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Commodity Real Return Strategy Fund (consolidated) and Harbor Unconstrained Bond Fund of the Harbor Funds at October 31, 2012, the results of their operations and cash flows (Harbor Commodity Real Return Strategy Fund (consolidated) only) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 19, 2012

55

Harbor Strategic Markets Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2012 through October 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (May 1, 2012)	Ending Account Value (October 31, 2012)
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%
Actual		$4.82	$1,000	$1,037.20
Hypothetical (5% return)		4.77	1,000	1,020.29
Administrative Class	1.19%
Actual		$6.09	$1,000	$1,037.00
Hypothetical (5% return)		6.04	1,000	1,019.00
Harbor Unconstrained Bond Fund
Institutional Class	1.05%
Actual		$5.41	$1,000	$1,048.70
Hypothetical (5% return)		5.33	1,000	1,019.73
Administrative Class	1.30%
Actual		$6.70	$1,000	$1,047.50
Hypothetical (5% return)		6.60	1,000	1,018.44
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

56

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2012:

Amount (000s)
Harbor Commodity Real Return Strategy Fund	$953

For the fiscal year ended October 31, 2012, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2012, complete information will be reported in conjunction with Form 1099-DIV.

Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2012 will receive a Form 1099-DIV in January 2013 that will show the tax character of those distributions.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

57

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2012)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (68) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	28	None

Donna J. Dean (61) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (2000-Present).	28	None

John P. Gould (73) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); Director of Unext.com (Internet based education company) (1999-2006); and chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	28	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (65) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Advisory Director of Berkshire Partners (a private equity firm) (2002-Present); and Founder and Senior Managing Director of Nassau Capital, LLC (a private equity firm) (1995-2002).	28	Director of Fiber Tower Corporation (2002-2011) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (71) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
INTERESTED TRUSTEE
David G. Van Hooser (66)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Treasurer (2007-2012), President (2003-2007), Chief Financial Officer (2012-Present) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	28	None
TRUSTEE EMERITUS**
Howard P. Colhoun (77) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	28	None

58

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE***
Charles F. McCain (43) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (41) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Executive Vice President and Treasurer (2012-Present), Harbor Funds Distributors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (37) Vice President, Secretary and AML Compliance Officer	Since 2007 AML Compliance Officer since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.

Brian L. Collins (44) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (53) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (60) Assistant Secretary 33 Arch Street, Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as a Trustee Emeritus for a term expiring December 31, 2013. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

59

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

60

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All US Convertibles Ex Mandatory Index—The BofA Merrill Lynch All US Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

61

Glossary—Continued

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

62

Glossary—Continued

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

63

Glossary—Continued

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

64

Notes

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.AR.SM.1012

Annual Report

October 31, 2012

Fixed Income Funds

	Institutional Class	Administrative Class	Investor Class

Harbor Convertible Securities Fund	HACSX	HRCSX	HICSX

Harbor Emerging Markets Debt Fund	HAEDX	HREDX	—

Harbor High-Yield Bond Fund	HYFAX	HYFRX	HYFIX

Harbor Bond Fund	HABDX	HRBDX	—

Harbor Real Return Fund	HARRX	HRRRX	—

Harbor Money Market Fund	HARXX	HRMXX	—

This document must be preceded or accompanied by a Prospectus.

Harbor Fixed Income Funds

ANNUAL REPORT OVERVIEW

The fiscal year ended October 31, 2012. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses and are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Total Return Year Ended October 31, 2012
	Institutional Class	Administrative Class	Investor Class
HARBOR FIXED INCOME FUNDS
Harbor Convertible Securities Fund	8.18%	7.93%	7.83%
Harbor Emerging Markets Debt Fund	10.11	9.95	N/A
Harbor High-Yield Bond Fund	10.18	9.90	9.77
Harbor Bond Fund	9.34	9.06	N/A
Harbor Real Return Fund	9.19	8.88	N/A
Harbor Money Market Fund	0.08	0.08	N/A

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2012
BofA Merrill Lynch All US Convertible Ex Mandatory; domestic convertible bonds	9.42%
50% JPM EMBI Diversified/50% JPM GBI-EMGD; emerging markets bonds	11.42
JPM EMBI Diversified	15.53
JPM GBI-EMGD	7.25
BofA Merrill Lynch US High Yield; domestic high-yield bonds	13.18
Barclays U.S. Aggregate Bond; domestic bonds	5.25
Barclays U.S. TIPS; domestic bonds	8.03
BofA Merrill Lynch US 3-Month Treasury Bill; domestic short-term	0.08

	EXPENSE RATIOS[1]					Morningstar Average [2]
	2008	2009	2010	2011	2012
HARBOR FIXED INCOME FUNDS
Harbor Convertible Securities Fund
Institutional Class	N/A	N/A	N/A	0.85%[a]	0.83%	0.87%
Administrative Class	N/A	N/A	N/A	1.10 [a]	1.08	1.10
Investor Class	N/A	N/A	N/A	1.22 [a]	1.20	1.22
Harbor Emerging Markets Debt Fund
Institutional Class	N/A	N/A	N/A	1.05%[a]	1.05%	1.00%
Administrative Class	N/A	N/A	N/A	1.30 [a]	1.30	1.29
Harbor High-Yield Bond Fund
Institutional Class	0.77%	0.75%	0.67%	0.65%	0.64%	0.83%
Administrative Class	1.02	1.00	0.92	0.90	0.89	1.13
Investor Class	1.14	1.12	1.04	1.02	1.01	1.14
Harbor Bond Fund
Institutional Class	0.55%	0.57%	0.55%	0.53%	0.54%	0.66%
Administrative Class	0.80	0.82	0.80	0.78	0.79	1.05
Harbor Real Return Fund
Institutional Class	0.57%	0.60%	0.60%	0.60%	0.59%	0.56%
Administrative Class	0.82	0.85	0.85	0.85	0.84	0.95
Harbor Money Market Fund
Institutional Class	0.28%	0.21%	0.01%	0.00%	0.00%	0.17%
Administrative Class	0.53	0.25	0.01	0.00	0.00	0.18

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)
2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2012 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; and Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000.
a	Annualized for the period May 1, 2011 (inception) through October 31, 2011.

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Bonds generated solid returns for fiscal 2012 with some investors showing a willingness to take on additional risk. The broad U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, advanced 5.25%, while high-yield bonds and emerging markets debt recorded double-digit gains. Money market returns remained near zero as the Federal Reserve continued to hold the federal funds rate in the range of 0% to 0.25%, a policy that has been in effect since December 2008.

The U.S. Treasury yield curve flattened as yield spreads narrowed between long-term and short-term securities. The yield of the 10-year U.S. Treasury note, a benchmark for mortgage rates and other borrowing costs, declined to a record low of 1.38% in July before closing the fiscal year at 1.72%. The October 31 close was down from 2.17% at the end of fiscal 2011. Bond yields fall when bond prices rise.

Harbor Fixed Income Funds

Harbor Bond Fund (Institutional Class) outpaced its Barclays Capital U.S. Aggregate Bond Index benchmark for the fiscal year and continued its long-term outperformance of the index for the latest 5 years, 10 years, and since its inception in 1987. The Fund returned 9.34% for fiscal 2012, beating the benchmark by 409 basis points, or 4.09 percentage points.

Harbor Real Return Fund (Institutional Class) had a return of 9.19%, beating its benchmark, the Barclays Capital U.S. TIPS Index, by 116 basis points.

Harbor High-Yield Bond Fund (Institutional Class) returned 10.18%, 300 basis points behind its BofA Merrill Lynch US High Yield Index benchmark. Harbor Convertible Securities Fund (Institutional Class) recorded a return of 8.18%, trailing its benchmark, the BofA Merrill Lynch All US Convertibles Ex Mandatory Index, by 124 basis points.

Harbor Emerging Markets Debt Fund (Institutional Class) had a return of 10.11%, lagging its blended benchmark, 50% JP Morgan Emerging Markets Bond Index Global Diversified/50% JP Morgan Government Bond Index-Emerging Markets Global Diversified, by 131 basis points.

Harbor Money Market Fund (Institutional Class) returned 0.08%, matching the return of its BofA Merrill Lynch 3-Month US Treasury Bill Index benchmark.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each fixed income fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2012
		Annualized
Fixed Income	1 Year	5 Years	10 Years	30 Years
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	13.18%	9.12%	10.96%	N/A
Barclays Capital US Aggregate Bond Index (domestic bonds)	5.25	6.38	5.39	8.21%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.08	0.66	1.81	4.73

Domestic Equities
Wilshire 5000 Total Market Index (entire U.S. stock market)	14.30%	0.77%	7.79%	10.81%
S&P 500 Index (large cap stocks)	15.21	0.36	6.91	10.97
Russell Midcap® Index (mid cap stocks)	12.15	1.70	10.52	12.22
Russell 2000® Index (small cap stocks)	12.08	1.19	9.58	9.77
Russell 3000® Growth Index	12.76	1.90	7.32	9.75
Russell 3000® Value Index	16.70	-0.85	7.49	11.49

International & Global
MSCI EAFE (ND) Index (foreign stocks)	4.61%	-5.81%	7.73%	9.87%
MSCI World (ND) Index (global stocks)	9.45	-2.87	7.20	9.67
MSCI EM Index (emerging markets)	2.63	-3.47	16.20	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	-4.44%	-4.43%	4.89%	N/A

Domestic Equity, International Equity, and Strategic Markets

U.S. equities generated strong gains in fiscal 2012. The broad domestic equity market, as measured by the Wilshire 5000 Total Market Index, returned 14.30%. U.S. equities posted double-digit gains across all capitalization ranges, with large caps outperforming mid cap and small cap stocks. U.S. value stocks outperformed growth.

International equities finished the fiscal year higher, with the MSCI EAFE (ND) Index of stocks in developed international markets posting a return of 4.61%, while emerging markets returned less than 3%. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 9.45%. (All international and global returns are in U.S. dollars.)

Commodity markets declined, reflecting weaker global demand. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on physical commodities, had a return of -4.44%.

Keeping a Long-Term Focus

The macroeconomic challenges of the last several years remain and will continue to provide a backdrop for economic and investing conditions for years to come. Sluggish growth and excessive debt remain to be addressed in many parts of the developed world, including the United States. Some emerging economies currently show promise of potentially better growth, yet no investing opportunity is without risk. Uncertainty is always present, even in the best of times.

We believe the best advice for investors in any market environment is to stay focused on their long-term investment objectives. Investors can help address market uncertainties by building a diversified portfolio of stocks, bonds, and cash that is consistent with your long-term financial objectives and your tolerance of risk. A diversified portfolio can still decline in value, yet appropriate diversification can help cushion the effects of a market decline. Harbor Funds offers a range of actively-managed equity, strategic markets, and fixed income funds that can be used to build a diversified portfolio to help investors reach their long-term financial goals.

Thank you for your investment in Harbor Funds.

December 18, 2012

David G. Van Hooser

Chairman

Harbor Convertible Securities Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital

Management, Inc.

461 Fifth Avenue

22nd Floor

New York, NY 10017

PORTFOLIO MANAGERS

Mark Shenkman

since 2011

Raymond F. Condon

Since 2011

Shenkman Capital has

subadvised the Fund since its inception in 2011.

INVESTMENT GOAL

Seeks to maximize total return by investing primarily in a portfolio of convertible securities

PRINCIPAL STYLE
CHARACTERISTICS

Convertible securities

Mark Shenkman

Raymond F. Condon

Management’s Discussion of

Fund Performance

MARKET REVIEW

The convertible securities market appreciated 9.42% in fiscal 2012, as measured by the BofA Merrill Lynch All US Convertibles Ex Mandatory Index. With underlying equities returning 7.50% and underperforming the index by 192 basis points, or 1.92 percentage point, the driving force behind convertible performance was the continuing compression of credit spreads (by 147 basis points) as a function of declining default rates. In addition, macroeconomic conditions were the beneficiary of a reduction of fears associated with the euro crisis and the Federal Reserve’s implementation of QE3 to help bolster the sluggish U.S. economy. In our view, however, GDP growth in 2013 will be highly dependent on the resolution of the “fiscal cliff.” With so many headwinds, we would expect GDP growth to remain tepid.

While consumers have turned upbeat in their assessment of an improving economy, businesses have turned downbeat about committing to capital investment projects and new hires. This tug-of-war between consumers and businesses could hold back the economy. Until corporate executives have a better understanding of the outlook for tax rates, regulation, and rising health care costs, the business sector could hinder economic expansion.

PERFORMANCE

Harbor Convertible Securities Fund returned 8.18% (Institutional Class), 7.93% (Administrative Class), and 7.83% (Investor Class) for fiscal 2012, compared with the 9.42% return of the BofA Merrill Lynch All US Convertibles Ex Mandatory Index. Homebuilding, led by Lennar, was the top industry in the Fund, contributing 103 basis points to performance as housing industry conditions continued to show signs of stabilizing. Wireless Telecom, led by SBA Communications, was the second-best performer, contributing 98 basis points. The industry continued to be a beneficiary of the secular growth of data over wireless services. Oil Services was the third-best industry, with a contribution of 68 basis points. The industry continued to benefit from increased service requirements due to a pickup in exploration and production.

Diversified Metals & Mining, Communications Equipment, and Software Applications were the worst-performing industries, detracting 153 basis points from Fund performance. The majority of the negative contribution (99 basis points) was due to our holding in Patriot Coal. After announcing “guaranteed” financing in connection with the refinancing of its May 2013 convertible notes, the company disclosed a default in one of its futures contracts, which postponed the launch of the refinancing. After the company confirmed the hiring of Blackstone as an advisor we exited the position.

The three largest relative contributors to performance were Lennar, Ryman Hospitality (formerly Gaylord Entertainment), and Gilead Sciences. Lennar, which is focused primarily on single-family homebuilding, continued to see its underlying stock discount the positive rebound in the housing cycle. Ryman, an owner of branded hotels in addition to the Grand Ole Opry, has announced its intention to convert to a real estate investment trust (REIT). As a result of subsequent price appreciation we have reduced our holding in Ryman. Gilead Sciences, a leading research-based biopharmaceutical company, continued to benefit from expansion of its product offerings.

The three largest detractors from performance were Patriot Coal, discussed above, plus Alcatel-Lucent and Chesapeake Energy. Alcatel, a global leader in the manufacture of communications equipment, posted disappointing earnings due to margin pressure. We have since exited the position. Chesapeake is one of largest domestic producers of natural

Harbor Convertible Securities Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Exterran Holdings Inc.	2.4%
Goodrich Petroleum Corp.	2.4%
Trinity Industries Inc.	2.3%
Chesapeake Energy Corp.	2.2%
Leap Wireless International Inc.	2.2%
PetroBakken Energy Ltd.	2.2%
Group 1 Automotive Inc.	2.1%
Owens-Brockway Glass Container Inc.	2.1%
LifePoint Hospitals Inc.	2.0%
Omnicare Inc.	2.0%

gas and has seen earnings come under pressure due to record lows in natural gas prices on the heels of a rapid expansion program. We will continue to monitor closely as the company looks to improve its balance sheet through asset sales.

OUTLOOK AND STRATEGY

Our convertible strategy remains focused on the creditworthiness of the companies in which we invest. We believe the Fund’s investment premium of 8.99% above bond floors appears well suited to take advantage of an expected tightening of credit spreads, as compared to the market’s investment premium of 40.51%. At the same time, we believe the average price of $104.24 for the Fund, versus the index’s average price of $126.15, should position us to take advantage of rising bond floors. Simultaneously, the lower-than-index average price should provide a cushion against increased equity market volatility. In addition, with a yield-to-put/maturity of 0.82%, versus the market at -0.81%, we believe the Fund provides a reasonable income stream in the current low-rate environment.

Year-to-date new issuance stands at 57, totaling $18.1 billion. Lack of supply continues to be an issue, with year-to-date redemptions of $15.6 billion, keeping pace with new issues. It is notable, however, that for the first time in four years we are beginning to see a reversal of the trend of redemptions exceeding new issues; between 2009 and 2011 combined new-issue volume was $96 billion while redemptions totaled $176.5 billion. We expect convertible new-issue activity to continue to pick up at any sign of a prolonged backup in the corporate and high-yield calendars, as issuers look to take advantage of opportunities to sell into an apparent supply/demand imbalance. Additional catalysts for convertible new-issue activity would include continued improvement in underlying equity prices as well as the potential for higher interest rates.

Two of the three upside accelerators present for most of 2009-2012 continue to be in place, with spread tightening and equity improvement potentially acting as catalysts. However, it is worth noting that the third potential catalyst is nearly in place as “fair value” for the convertible market has “cheapened” by 16 basis points since October 2011, with the market showing admirable restraint in the face of a supply/demand imbalance.

•

Spread tightening: High-yield spreads based on the Credit Suisse High Yield Index contracted to 581 basis points on October 31; that is 147 basis points tighter than last October’s close and is now below the long-term (since 1986) average spread of 591. We anticipate an improvement in valuations as credit spreads continue their compression as a function of declining default rates.

•

Equity improvement: At the end of October the S&P 500 Index, at 1412.16, stood significantly above its 12-month low of 1158.67 established on November 25, 2011, and just below the 12-month high of 1465.97 established on September 14, 2012. It is noteworthy that with the S&P 500 up 14.26% for the first 10 months of calendar 2012, equities underlying convertibles have underperformed by 178 basis points. This represents a potential catalyst for outperformance. With equity markets showing continuing signs of sporadic volatility, we believe that convertible valuations in the ensuing months will be buttressed more by strong credit metrics and improving fundamentals than by underlying conversion opportunities.

•

Return to “fair value”: At 1.12% “cheap” to theoretical value on October 31, the convertible discount is trading tighter than its historical average of 1.52%, but 16 basis points wider than October 2011. We expect that dedicated mangers will continue to be highly selective in choosing appropriately valued convertibles for their portfolios as they wait for a buildup of the new-issue calendar, with the expected side effect of “cheapening” the market. That being said, we expect there to be a strong underlying interest in opportunistic purchases in both the primary and the secondary convertible market, as demand outstrips supply.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A rise in interest rates will likely cause a decrease in the value of convertible securities. Such an event would likely have an adverse effect on the Harbor Convertible Securities Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Convertible Securities Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2034

Cusip	411512734

Ticker	HACSX

Inception Date	05/01/2011

Net Expense Ratio	0.83%[a]

Total Net Assets (000s)	$113,898

ADMINISTRATIVE CLASS

Fund #	2234

Cusip	411512726

Ticker	HRCSX

Inception Date	05/01/2011

Net Expense Ratio	1.08%[a]

Total Net Assets (000s)	$310

INVESTOR CLASS

Fund #	2434

Cusip	411512718

Ticker	HICSX

Inception Date	05/01/2011

Net Expense Ratio	1.20%[a]

Total Net Assets (000s)	$2,015

a	Reflective of a contractual expense cap effective through February 28, 2013.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	3.11%	3.50%

Yield to Maturity	0.82%	0.89%

Current Yield (Institutional Class)	2.97%	N/A

Weighted Average Maturity	8.65 years	8.72 years

Weighted Average Duration	2.67 years	2.39 years

Portfolio Turnover Rate (Year Ended 10/31/2012)	40%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	7.53%

>1 to 5	44.61%

>5 to 10	11.44%

>10 to 15	14.36%

>15 to 20	3.67%

>20 to 25	9.82%

>25 yrs.	5.67%

Harbor Convertible Securities Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch All US Convertibles Ex Mandatory Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Convertible Securities Fund
Institutional Class	8.18%	N/A	2.20%	5/01/2011	$10,332
Comparative Index
BofA Merrill Lynch US All Convertible Ex-Mandatory Index	9.42%	N/A	-0.04%	—	$9,993

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch All US Convertibles Ex Mandatory Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Convertible Securities Fund
Administrative Class	7.93%	N/A	1.89%	5/01/2011	$10,286
Investor Class	7.83%	N/A	1.82%	5/01/2011	$10,274
Comparative Index
BofA Merrill Lynch US All Convertible Ex-Mandatory Index	9.42%	N/A	-0.04%	—	$9,993

As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Net) and 1.19% (Gross) (Institutional Class); 1.10% (Net) and 1.44% (Gross) (Administrative Class); and 1.22% (Net) and 1.56% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 9 months.

a	Annualized.

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—October 31, 2012

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 4.4%)

CONVERTIBLE BONDS—87.3%
Principal Amount (000s)		Value (000s)

AEROSPACE & DEFENSE—2.5%
	Alliant Techsystems Inc.
$1,675	3.000%—08/15/2024	$1,746
	L-3 Communications Holdings Inc.
1,200	3.000%—08/01/2035	1,209

		2,955

AUTO COMPONENTS—0.4%
	Meritor Inc.
$500	4.625%—03/01/2026[1]	$436

BEVERAGES—1.3%
	Molson Coors Brewing Co.
1,450	2.500%—07/30/2013	1,491

BIOTECHNOLOGY—1.9%
	Amgen Inc.
1,350	0.375%—02/01/2013	1,530
	Gilead Sciences Inc.
450	1.000%—05/01/2014	685

		2,215

BUILDING PRODUCTS—2.0%
	Lennar Corp.
1,620	2.000%—12/01/2020[2]	2,317

COMMERCIAL SERVICES & SUPPLIES—1.3%
	Covanta Holding Corp.
1,250	3.250%—06/01/2014	1,520

COMMUNICATIONS EQUIPMENT—1.4%
	Arris Group Inc.
1,550	2.000%—11/15/2026	1,631

CONTAINERS & PACKAGING—2.1%
	Owens-Brockway Glass Container Inc.
2,505	3.000%—06/01/2015[2]	2,478

DIVERSIFIED FINANCIAL SERVICES—2.0%
	Affiliated Managers Group Inc.
2,100	3.950%—08/15/2038	2,348

DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
	TW Telecom Inc.
300	2.375%—04/01/2026	414

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.8%
	General Cable Corp.
2,075	0.875%—11/15/2013	2,067

ENERGY EQUIPMENT & SERVICES—5.8%
	Bristow Group Inc.
1,050	3.000%—06/15/2038	1,074
	Exterran Energy Corp.
725	4.750%—01/15/2014	734
	Exterran Holdings Inc.
2,500	4.250%—06/15/2014	2,822
	Hornbeck Offshore Services Inc.
2,000	1.625%—11/15/2026[1]	2,052

		6,682

FOOD PRODUCTS—1.2%
	Archer-Daniels-Midland Co.
1,400	0.875%—02/15/2014	1,409

HEALTH CARE EQUIPMENT & SUPPLIES—6.4%
	Alere Inc.
1,950	3.000%—05/15/2016	1,850
	Hologic Inc.
2,300	2.000%—03/01/2042[1]	2,276
	Medtronic Inc.
1,325	1.625%—04/15/2013	1,339
	NuVasive Inc.
2,300	2.750%—07/01/2017	1,953

		7,418

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—Continued

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)

HEALTH CARE PROVIDERS & SERVICES—5.3%
	Health Care REIT Inc.
$1,200	3.000%—12/01/2029	$1,451
	LifePoint Hospitals Inc.
2,300	3.500%—05/15/2014	2,375
	Omnicare Inc.
2,400	3.250%—12/15/2035	2,380

		6,206

HOTELS, RESTAURANTS & LEISURE—5.2%
	Gaylord Entertainment Co.
335	3.750%—10/01/2014[2]	505
	Host Hotels & Resorts LP
950	3.250%—04/15/2024[2]	1,061
	International Game Technology
2,200	3.250%—05/01/2014	2,296
	MGM Resorts International
2,100	4.250%—04/15/2015	2,158

		6,020

HOUSEHOLD DURABLES—0.5%
	Griffon Corp.
575	4.000%—01/15/2017[2]	582

INDUSTRIAL CONGLOMERATES—1.5%
	Siemens Financieringsmaatschappij NV
1,750	1.050%—08/16/2017	1,749

INTERNET SOFTWARE & SERVICES—0.8%
	WebMD Health Corp.
1,050	2.500%—01/31/2018	894

LEISURE EQUIPMENT & PRODUCTS—1.6%
	Live Nation Entertainment Inc.
1,850	2.875%—07/15/2027	1,838

LIFE SCIENCES TOOLS & SERVICES—5.5%
	Charles River Laboratories International Inc.
2,125	2.250%—06/15/2013	2,164
	Illumina Inc.
2,150	0.250%—03/15/2016[2]	2,033
	Integra LifeSciences Holdings Corp.
2,225	1.625%—12/15/2016	2,247

		6,444

MACHINERY—2.9%
	Greenbrier Cos. Inc.
700	3.500%—04/01/2018	649
	Trinity Industries Inc.
2,550	3.875%—06/01/2036	2,717

		3,366

MEDIA—3.7%
	Central European Media Enterprises Ltd.
1,250	5.000%—11/15/2015	1,137
	Inmarsat plc
1,100	1.750%—11/16/2017	1,426
	Liberty Media LLC
1,000	3.125%—03/30/2023	1,378
	XM Satellite Radio Inc.
250	7.000%—12/01/2014[2]	414

		4,355

METALS & MINING—2.6%
	ArcelorMittal
$1,075	5.000%—05/15/2014	$1,096
	Steel Dynamics Inc.
1,850	5.125%—06/15/2014	1,976

		3,072

OIL, GAS & CONSUMABLE FUELS—8.5%
	Chesapeake Energy Corp.
2,750	2.500%—05/15/2037	2,557
	Goodrich Petroleum Corp.
2,900	5.000%—10/01/2029	2,750
	Helix Energy Solutions Group Inc.
2,000	3.250%—12/15/2025	2,018
	PetroBakken Energy Ltd.
2,600	3.125%—02/08/2016	2,588

		9,913

PHARMACEUTICALS—1.1%
	Teva Pharmaceutical Finance LLC
1,225	0.250%—02/01/2026	1,305

REAL ESTATE INVESTMENT TRUSTS (REITs)—2.7%
	Boston Properties LP
1,150	3.625%—02/15/2014[2]	1,236
	ProLogis LP
1,700	3.250%—03/15/2015	1,896

		3,132

ROAD & RAIL—1.3%
	Avis Budget Group Inc.
1,200	3.500%—10/01/2014	1,519

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.6%
	Linear Technology Corp.
1,550	3.000%—05/01/2027	1,616
	Micron Technology Inc.
2,300	1.875%—06/01/2014	2,280
	SanDisk Corp.
1,450	1.000%—05/15/2013	1,450

		5,346

SOFTWARE—2.2%
	Electronic Arts Inc.
1,975	0.750%—07/15/2016	1,801
	Rovi Corp.
775	2.625%—02/15/2040	772

		2,573

SPECIALTY RETAIL—2.1%
	Group 1 Automotive Inc.
2,050	2.250%—06/15/2036[1]	2,423

TEXTILES, APPAREL & LUXURY GOODS—1.9%
	Iconix Brand Group Inc.
2,150	2.500%—06/01/2016[2]	2,151

WIRELESS TELECOMMUNICATION SERVICES—2.8%
	Leap Wireless International Inc.
2,675	4.500%—07/15/2014	2,593
	SBA Communications Corp.
405	1.875%—05/01/2013	654

		3,247

TOTAL CONVERTIBLE BONDS (Cost $98,794)		101,516

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—8.3%
Principal Amount (000s)		Value (000s)

AUTO COMPONENTS—0.8%
	American Axle & Manufacturing Inc.
$450	7.875%—03/01/2017	$467
	Goodyear Tire & Rubber Co.
475	7.000%—05/15/2022	501

		968

COMMERCIAL SERVICES & SUPPLIES—0.1%
	Iron Mountain Inc.
100	8.375%—08/15/2021	111

CONTAINERS & PACKAGING—0.2%
	Reynolds Group Issuer Inc.
250	9.875%—08/15/2019	263

DIVERSIFIED FINANCIAL SERVICES—0.5%
	CIT Group Inc.
600	5.000%—05/15/2017-08/15/2022	632

DIVERSIFIED TELECOMMUNICATION SERVICES —1.0%
	CenturyLink Inc.
500	5.800%—03/15/2022	527
	Frontier Communications Corp.
500	8.500%—04/15/2020	580

		1,107

HEALTH CARE EQUIPMENT & SUPPLIES—0.5%
	Community Health Systems Inc.
500	5.125%—08/15/2018	520

HEALTH CARE PROVIDERS & SERVICES—0.8%
	DaVita Inc.
500	6.625%—11/01/2020	536
	HCA Inc.
400	4.750%—05/01/2023	401

		937

MACHINERY—0.4%
	Terex Corp.
450	6.500%—04/01/2020	475

MEDIA—1.7%
	CCO Holdings LLC
500	5.250%—09/30/2022	505
	Mediacom Capital Corp.
500	7.250%—02/15/2022	539
	Virgin Media Finance plc
350	4.875%—02/15/2022	355
500	5.250%—02/15/2022	525

		880

		1,924

OIL, GAS & CONSUMABLE FUELS—1.2%
	AmeriGas Finance LLC
$200	6.750%—05/20/2020	$216
	Copano Energy LLC
200	7.125%—04/01/2021	211
	Markwest Energy Finance Corp.
350	5.500%—02/15/2023	369
	Plains Exploration & Production Co.
250	6.125%—06/15/2019	251
200	6.500%—11/15/2020	200

		451

	Regency Energy Partners LP
150	5.500%—04/15/2023	157

		1,404

SPECIALTY RETAIL—0.6%
	Limited Brands Inc.
300	5.625%—02/15/2022	325
	Sally Holdings LLC
350	5.750%—06/01/2022	376

		701

TEXTILES, APPAREL & LUXURY GOODS—0.5%
	Hanesbrands Inc.
550	6.375%—12/15/2020	603

TOTAL CORPORATE BONDS & NOTES (Cost $9,186)		9,645

SHORT-TERM INVESTMENTS—3.5%
(Cost $4,032)
REPURCHASE AGREEMENTS
4,032	Repurchase Agreement with State Street Corp. dated October 31, 2012 due November 01, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corp. Notes (market value $4,117)	4,032

TOTAL INVESTMENTS—99.1% (Cost $112,012)		115,193

CASH AND OTHER ASSETS, LESS LIABILITIES—0.9%		1,030

TOTAL NET ASSETS—100.0%		$116,223

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2012 (as disclosed in the preceding Portfolios of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2011 or October 31, 2012, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Step coupon security.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2012, these securities were valued at $12,777 or 11% of net assets.

The accompanying notes are an integral part of the Financial Statements.

Harbor Emerging Markets Debt Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Stone Harbor

Investment Partners LP

31 West 52nd Street

16th Floor

New York, NY 10019

PORTFOLIO MANAGERS

Peter J. Wilby

CFA

Since 2011

Pablo Cisilino

Since 2011

James E. Craige

CFA

Since 2011

David A. Oliver

CFA

Since 2011

Agnus Halkett*

Ph.D., CFA

Since 2012

William Perry*

CFA

Since 2012

Stone Harbor has

subadvised the Fund since its inception in 2011.

INVESTMENT GOAL

Seeks to maximize total return, which consists of income on its investments and capital appreciation

PRINCIPAL STYLE
CHARACTERISTICS

Emerging market fixed income securities

Peter J. Wilby

Pablo Cisilino

James E. Craige

David A. Oliver

Agnus Halkett

William Perry

Management’s Discussion of

Fund Performance

MARKET REVIEW

Throughout much of fiscal 2012, performance within emerging markets debt was driven by factors outside of emerging markets. The euro zone and concerns over global growth remained the most important drivers of market direction and risk appetite within the asset class. However, bond-buying announcements from both the Federal Reserve and the European Central Bank helped boost sentiment late in the fiscal year. Emerging markets delivered strong positive returns, with external debt leading performance, followed by local currency and corporates. Hard currency markets, represented by the JP Morgan Emerging Markets Bond Index Global Diversified, returned 15.53% for fiscal 2012. Local currency markets, represented by the JP Morgan Government Bond Index-Emerging Markets Global Diversified, which measures the returns on 14 investable local debt markets, returned 7.25% for fiscal 2012. In our view, key drivers supporting this performance were: (1) the wide positive differential between the growth rates of emerging market economies and developed countries, (2) declining public deficits and relatively low public debt loads in most developing economies, and (3) continued demand for high yielding assets in a low-yield environment. Capital inflows into emerging market debt mandates also provided significant support. Over the latest 12 months, inflows into emerging debt funds totaled more than $73 billion. Sovereign and corporate debt issuers took advantage of low nominal yields to issue new debt instruments in record amounts: $70 billion in sovereign debt and $271 billion in corporate debt. Strong demand for yield favored some of the lowest-rated credits.

PERFORMANCE

Harbor Emerging Markets Debt Fund returned 10.11% (Institutional Class) and 9.95% (Administrative Class) for the 12 months ended October 31, compared with the 11.42% return of its blended benchmark, 50% JP Morgan Emerging Markets Bond Index Global Diversified/50% JP Morgan Government Bond Index-Emerging Markets Global Diversified. The Fund’s allocation mix varied throughout the 12 months, driven by tactical asset allocation decisions based on our assessment of relative value opportunities and global market risks. At the end of the fiscal 2012, the Fund carried a slightly overweighted position in hard currency debt relative to the benchmark.

Underperformance was driven by the local currency debt sub portfolio, led by issue selection decisions. Short-duration positions in Russia and a long-duration position in Brazil detracted from performance. These were partially offset by long-duration positions in South Africa and an underweighted exposure in Indonesia, which performed poorly due to deteriorating fiscal accounts.

*	Messrs. Halkett and Perry became portfolio managers to the Fund effective December 18, 2012

Harbor Emerging Markets Debt Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
South Africa Government	6.2%
Malaysia Government	5.8%
Mexican Bonos	5.2%
Poland Government	4.6%
Turkey Government	4.5%
Thailand Government	3.2%
Colombia Government	2.7%
Indonesia Treasury	2.6%
Russia Government	2.5%
Mexico Government	2.4%

The external debt sub portfolio outperformed its benchmark. Positive returns were led by corporate positions in China, Mexico, Turkey, and the United Arab Emirates. Issue selection in Argentina and allocations to local-market exchange rates in Colombia and Mexico added to performance. Corporate and sovereign positions in Argentina were the primary detractors from returns. Corporate positions in Brazil and Kazakhstan as well as an allocation to local-market exchange rates in Brazil also pared gains.

OUTLOOK AND STRATEGY

Emerging market country economic outlook. The growth outlook has slowed in most developing economies, driven by past monetary tightening in emerging markets and weaker growth in developed markets. While recent increases in food and energy prices raise concerns of a rebound in price pressures, this has been balanced by falling inflation pressures as a result of weaker activity. However, emerging market currency weakness has been slowing the disinflation and is preventing some central banks from lowering rates more aggressively. Nevertheless many emerging market central banks still have an easing bias; however, we expect this cycle to come to an end soon. Fiscal positions remain strong in most emerging markets and little fiscal adjustment is needed in 2012 or 2013, in our view. From a regional perspective, Latin America and Asia appear to be the best positioned to weather the European sovereign crisis, while Eastern Europe is much more exposed to declining growth and deleveraging in Western Europe.

Local currency debt markets outlook. Given our outlook on growth in emerging markets, we believe many local currencies are still priced at attractive levels. So far in calendar 2012, the recovery has been mild; in aggregate, emerging market local currencies have appreciated in nominal terms by just over 2.3%. Moreover, some central banks have become more willing to support their currencies in case of further depreciation pressure. If our thesis that growth in emerging markets is in the process of bottoming is correct, local currencies in several countries should have room to appreciate.

Our view on local bond yields is more country-specific. We believe that the potential for additional monetary easing is less likely in many emerging markets, but higher yields in emerging market domestic bonds relative to developed-market bonds still create opportunities for capital gains from interest rates. We continue to find value in duration in Colombia, Mexico, and South Africa. In most other countries, we have moved to underweighted duration positions relative to the benchmark. In addition, while we do not anticipate a sharp rise in inflationary pressure in the near term, we have increased our exposure to inflation-linked debt in bond markets where break-even inflation rates have fallen below current inflation rates.

External sovereign debt outlook. External sovereign debt spreads tightened in the third quarter of calendar 2012; given improving credit quality and valuations we expect this trend to continue. Technical factors such as limited supply and high institutional demand for emerging market sovereign debt also remain supportive. Total returns on the sector would be negatively impacted by an increase in U.S. interest rates, but we see little risk of sharply rising rates in the near term. We expect spread tightening to be led by some of the sector’s lowest-rated credits such as Argentina and Venezuela, where we believe sovereign capacity and willingness to repay debt remains strong and underappreciated by the market. In addition, we remain positioned for continued strong performance from what we believe are high-quality credits, particularly Mexico, Russia, and Qatar.

This report contains the current opinions of Stone Harbor Investment Partners LP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor Emerging Markets Debt Fund. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Emerging Markets Debt Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2035

Cusip	411512759

Ticker	HAEDX

Inception Date	05/01/2011

Net Expense Ratio	1.05%[a]

Total Net Assets (000s)	$8,760

ADMINISTRATIVE CLASS

Fund #	2235

Cusip	411512742

Ticker	HREDX

Inception Date	05/01/2011

Net Expense Ratio	1.30%[a]

Total Net Assets (000s)	$270

a	Reflective of a contractual expense cap effective through February 28, 2013.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	6.27%	6.88%

Yield to Maturity	5.27%	4.94%

Weighted Average Maturity	9.35 years	9.22 years

Weighted Average Duration	5.10 years	6.04 years

Portfolio Turnover Rate (Year Ended 10/31/2012)	73%	N/A

REGION BREAKDOWN (% of investments)

(Excludes short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	7.65%

>1 to 5	35.80%

>5 to 10	37.43%

>10 to 15	3.53%

>15 to 20	5.67%

>20 to 25	4.88%

>25 yrs.	5.04%

Harbor Emerging Markets Debt Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of the 50% JPM EMBI Global Diversified/50% JPM GBI-EMGD. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Emerging Markets Debt Fund
Institutional Class	10.11%	N/A	5.38%	5/01/2011	$10,819
Comparative Index
50% JPM EMBI Diversified/ 50% JPM GBI-EMGD	11.42%	N/A	7.64%	—	$11,170
JPM EMBI Diversified	15.53%	N/A	13.53%	—	$12,100
JPM GBI-EMGD	7.25%	N/A	1.84%	—	$10,278

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of the 50% JPM EMBI Global Diversified/50% JPM GBI-EMGD. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Emerging Markets Debt Fund
Administrative Class	9.95%	N/A	5.13%	5/01/2011	$10,781
Comparative Index
50% JPM EMBI Diversified/ 50% JPM GBI-EMGD	11.42%	N/A	7.64%	—	$11,170
JPM EMBI Diversified	15.53%	N/A	13.53%	—	$12,100
JPM GBI-EMGD	7.25%	N/A	1.84%	—	$10,278

As stated in the Fund’s current prospectus, the expense ratios were 1.05% (Net) and 4.16% (Gross) (Institutional Class); and 1.30% (Net) and 4.41% (Gross) (Administrative Class). The net expense ratios are contractually capped until 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—October 31, 2012

Total Investments by Country (% of net assets)

(Excludes net cash, short-term investments and forward positions of 7.8%)

ARGENTINA—2.3%
Principal Amount (000s)			Value (000s)

	CORPORATE BONDS & NOTES—0.8%
		Capex SA
	$103	10.000%—03/10/2018[1]	$74

	FOREIGN GOVERNMENT OBLIGATIONS—1.5%
		Argentine Republic Government International Bond
	€176	7.820%—12/31/2033	136

	TOTAL ARGENTINA (Cost $252)		210

BRAZIL—9.8%
	CORPORATE BONDS & NOTES—3.9%
		BM & FBovespa SA
	$100	5.500%—07/16/2020	116

	CORPORATE BONDS & NOTES—Continued
		BR Malls International Finance Ltd.
	$70	8.500%—01/21/2016[2]	$77
	8	8.500%—01/21/2016[1,2]	9

			86

		General Shopping Finance Ltd.
	48	10.000%—11/09/2015[1,2]	49
		Petrobras International Finance Co.
	29	2.875%—02/06/2015	30
	23	5.375%—01/27/2021	26

			56

		Vale Overseas Ltd.
	40	4.625%—09/15/2020	43

			350

	CREDIT-LINKED NOTES—3.7%
		Brazil Notas Do Tesouro Nacional MTN[2]
R$	110	5.000%—05/15/2015[1,4]	131
		Brazil Notas Do Tesouro Nacional MTN[3]
	400	10.000%—01/01/2017[4]	208

			339

	FOREIGN GOVERNMENT OBLIGATIONS—2.2%
		Brazil Notas Do Tesouro Nacional Serie B
	41	6.000%—05/15/2015[5]	49
		Brazilian Government International Bond
	$20	7.125%—01/20/2037	30
	7	8.250%—01/20/2034	12

			42

		European Bank for Reconstruction & Development MTN[3]
R$	200	9.000%—04/28/2014	104

			195

	TOTAL BRAZIL (Cost $889)		884

CHILE—0.5%
	(Cost $48)
	FOREIGN GOVERNMENT OBLIGATIONS—0.5%
		Corp. Nacional del Cobre de Chile
	$39	5.625%—09/21/2035[1]	47

COLOMBIA—6.6%
	CORPORATE BONDS & NOTES—1.9%
		BanColombia SA
	53	5.125%—09/11/2022	56
	50	6.125%—07/26/2020	56

			112

		Ecopetrol SA
	30	7.625%—07/23/2019	39
		Empresa de Energia de Bogota SA
	15	6.125%—11/10/2021[1]	17

			168

	CREDIT-LINKED NOTES—1.2%
		Colombian TES MTN[3]
COL$	150,000	11.000%—07/24/2020	108

	FOREIGN GOVERNMENT OBLIGATIONS—3.5%
		Colombia Government International Bond
	44,000	7.750%—04/14/2021	30
	$78	8.125%—05/21/2024	118

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

COLOMBIA—Continued
Principal Amount (000s)			Value (000s)

	FOREIGN GOVERNMENT OBLIGATIONS—Continued
		Colombia Government International Bond—Continued
COL$	143,000	12.000%—10/22/2015	$97

			245

		Republic of Colombia
	90,000	9.850%—06/28/2027	76

			321

	TOTAL COLOMBIA (Cost $548)		597

DOMINICAN REPUBLIC—0.2%
	(Cost $18)
	FOREIGN GOVERNMENT OBLIGATIONS—0.2%
		Dominican Republic International Bond
	$16	9.040%—01/23/2018	19

EL SALVADOR—0.1%
	(Cost $11)
	FOREIGN GOVERNMENT OBLIGATIONS—0.1%
		El Salvador Government International Bond
	10	7.750%—01/24/2023	12

HONG KONG—0.6%
	(Cost $50)
	CORPORATE BONDS & NOTES—0.6%
		Hutchison Whampoa International 10 Ltd.
	50	6.000%—10/28/2015[2,6]	52

HUNGARY—2.3%
	FOREIGN GOVERNMENT OBLIGATIONS—2.3%
		Hungary Government Bond
HUD$	480	5.500%—02/12/2014	2
	8,610	6.750%—02/12/2013-11/24/2017	40
	2,340	7.000%—06/24/2022	11
	4,060	7.500%—10/24/2013	19
	5,850	7.750%—08/24/2015	28
	8,600	8.000%—02/12/2015	41

			141

		Hungary Government International Bond
	€3	3.500%—07/18/2016	4
	8	4.375%—07/04/2017	10
	7	4.500%—01/29/2014	9
	£2	5.000%—03/30/2016	3
	1	5.500%—05/06/2014	2
	€13	5.750%—06/11/2018	17
	$16	6.375%—03/29/2021	18

			63

	TOTAL HUNGARY (Cost $198)		204

INDONESIA—5.6%
	CREDIT-LINKED NOTES—2.6%
		Indonesia Treasury Bond MTN[3]
IDR$	1,900,000	8.250%—07/15/2021	233

	FOREIGN GOVERNMENT OBLIGATIONS—3.0%
		European Bank for Reconstruction & Development MTN[3]
IDR$	200,000	7.200%—06/08/2016	$22
		Indonesia Government International Bond
	$100	11.625%—03/04/2019	152
		Indonesia Treasury Bond
IDR$	50,000	5.625%—05/15/2023	5
		Inter-American Development Bank MTN[3]
	1,070,000	0.000%—08/20/2015[4]	96

			275

	TOTAL INDONESIA (Cost $501)		508

KAZAKHSTAN—1.4%
	(Cost $110)
	FOREIGN GOVERNMENT OBLIGATIONS—1.4%
		KazMunayGas National Co.
	$100	7.000%—05/05/2020	123

LITHUANIA—1.3%
	(Cost $120)
	FOREIGN GOVERNMENT OBLIGATIONS—1.3%
		Lithuania Government International Bond
	100	6.125%—03/09/2021	121

MALAYSIA—5.8%
	FOREIGN GOVERNMENT OBLIGATIONS—5.8%
		Malaysia Government Bond
MYR$	350	3.197%—10/15/2015	116
	40	3.314%—10/31/2017	13
	60	3.418%—08/15/2022	20
	30	3.741%—02/27/2015	10
	60	4.012%—09/15/2017	20
	20	4.160%—07/15/2021	7
	960	4.262%—09/15/2016	328
	20	4.392%—04/15/2026	7

	TOTAL MALAYSIA (Cost $520)		521

MEXICO—9.8%
	CORPORATE BONDS & NOTES—0.6%
		Axtel SAB de CV
	$20	7.625%—02/01/2017[1]	12
		Grupo Televisa SAB
	30	8.500%—03/11/2032	44

			56

	FOREIGN GOVERNMENT OBLIGATIONS—9.2%
		Mexican Bonos
MEX$	130	5.000%—06/15/2017	10
	580	6.250%—06/16/2016	46
	2,194	6.500%—06/10/2021-06/09/2022	180
	109	7.000%—06/19/2014	9
	30	7.750%—12/14/2017-05/29/2031	3
	2,446	8.000%—12/17/2015-06/11/2020	216
	89	8.500%—11/18/2038	8

			472

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

MEXICO—Continued
Principal Amount (000s)			Value (000s)

	FOREIGN GOVERNMENT OBLIGATIONS—Continued
		Mexican Udibonos
MEX$	1,560	2.500%—12/10/2020[5]	$130
	97	5.000%—06/16/2016[5]	9

			139

		Mexico Government International Bond
	$114	5.750%—10/12/2110	135
		Mexico Government International Bond MTN[3]
	28	6.050%—01/11/2040	37
	28	6.750%—09/27/2034	40

			77

		Petroleos Mexicanos
MEX$	30	7.650%—11/24/2021[1]	3

			826

	TOTAL MEXICO (Cost $855)		882

PANAMA—1.2%
	FOREIGN GOVERNMENT OBLIGATIONS—1.2%
		Panama Government International Bond
	$8	6.700%—01/26/2036	12
	5	8.125%—04/28/2034	7
	2	8.875%—09/30/2027	3
	51	9.375%—04/01/2029	88

	TOTAL PANAMA (Cost $95)		110

PERU—3.2%
	CORPORATE BONDS & NOTES—2.6%
		Banco de Credito del Peru
	90	5.375%—09/16/2020[1]	99
		Bbva Banco Continental SA
	10	5.000%—08/26/2022[1]	11
		Southern Copper Corp.
	48	6.750%—04/16/2040	57
		Volcan Cia Minera SAA
	65	5.375%—02/02/2022[1]	70

			237

	FOREIGN GOVERNMENT OBLIGATIONS—0.6%
		Peruvian Government International Bond
	20	6.550%—03/14/2037	29
	11	8.750%—11/21/2033	19

			48

	TOTAL PERU (Cost $258)		285

PHILIPPINES—1.1%
	(Cost $82)
	FOREIGN GOVERNMENT OBLIGATIONS—1.1%
		Philippine Government International Bond
	55	9.500%—02/02/2030	96

POLAND—6.0%
Principal Amount (000s)			Value (000s)

	FOREIGN GOVERNMENT OBLIGATIONS—6.0%
		Poland Government Bond
PLN$	520	0.000%—01/25/2013-01/25/2014[4]	$158
	190	3.000%—08/24/2016[5]	63
	60	5.250%—10/25/2020	20
	370	5.500%—04/25/2015	120
	140	5.750%—04/25/2014-10/25/2021	47
	10	6.250%—10/24/2015	3

			411

		Poland Government International Bond
	$26	5.000%—03/23/2022	31
	13	5.125%—04/21/2021	15
	66	6.375%—07/15/2019	82

			128

	TOTAL POLAND (Cost $519)		539

QATAR—0.3%
	(Cost $23)
	FOREIGN GOVERNMENT OBLIGATIONS—0.3%
		Qatar Government International Bond
	15	9.750%—06/15/2030	27

ROMANIA—0.3%
	FOREIGN GOVERNMENT OBLIGATIONS—0.3%
		Romania Government Bond
RON$	30	6.000%—10/19/2013	9
		Romanian Government International Bond MTN[3]
	$20	6.750%—02/07/2022	23

	TOTAL ROMANIA (Cost $29)		32

RUSSIA—6.4%
	CREDIT-LINKED NOTES—3.5%
		Russian Federal Bond - OFZ MTN[3]
RUS$	5,000	7.000%—06/03/2015[1]	160
	5,000	7.400%—06/14/2017	162

			322

	FOREIGN GOVERNMENT OBLIGATIONS—2.9%
		European Investment Bank MTN[3]
	1,100	6.500%—12/15/2015	36
		Russian Foreign Bond - Eurobond
	$119	7.500%—03/31/2030[7]	151
	2	11.000%—07/24/2018	3
	35	12.750%—06/24/2028	69

			223

			259

	TOTAL RUSSIA (Cost $575)		581

SINGAPORE—1.2%
	(Cost $104)
	CORPORATE BONDS & NOTES—1.2%
		PSA International Pte Ltd. MTN[3]
	100	3.875%—02/11/2021	110

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

SOUTH AFRICA—7.5%
Principal Amount (000s)			Value (000s)

	FOREIGN GOVERNMENT OBLIGATIONS—7.5%
		South Africa Government Bond
ZAR$	1,760	6.750%—03/31/2021	$204
	110	7.000%—02/28/2031	11
	50	7.250%—01/15/2020	6
	2,170	8.000%—12/21/2018	274
	60	8.250%—09/15/2017	8
	310	10.500%—12/21/2026	44
	90	13.500%—09/15/2015	12

			559

		South Africa Government International Bond
	$100	5.500%—03/09/2020	118

	TOTAL SOUTH AFRICA (Cost $698)		677

SOUTH KOREA—0.6%
	(Cost $50)
	CORPORATE BONDS & NOTES—0.6%
		Korea East-West Power Co. Ltd.
	50	2.500%—07/16/2017[1]	51

THAILAND—3.3%
	CORPORATE BONDS & NOTES—0.1%
		PTTEP Canada International Finance Ltd. MTN[3]
	10	5.692%—04/05/2021	11

	FOREIGN GOVERNMENT OBLIGATIONS—3.2%
		Thailand Government Bond
THD$	1,534	1.200%—07/14/2021[5]	51
	260	2.800%—10/10/2017	8
	4,045	3.125%—12/11/2015	133
	1,170	3.250%—06/16/2017	39
	1,110	3.625%—05/22/2015	37
	510	3.650%—12/17/2021	17

			285

	TOTAL THAILAND (Cost $291)		296

TURKEY—7.0%
	CORPORATE BONDS & NOTES—0.9%
		Yuksel Insaat AS
	$100	9.500%—11/10/2015	83

	FOREIGN GOVERNMENT OBLIGATIONS—6.1%
		Turkey Government Bond
TRD$	220	0.000%—05/15/2013-07/17/2013[4]	118
	81	4.000%—04/29/2015[5]	50
	108	4.500%—02/11/2015[5]	66
	60	7.500%—09/24/2014	34
	230	9.000%—03/05/2014-03/08/2017	135

			403

		Turkey Government International Bond
	$71	6.875%—03/17/2036	91
	23	7.000%—06/05/2020	29
	16	7.250%—03/05/2038	22

			142

			545

	TOTAL TURKEY (Cost $602)		628

UKRAINE—1.1%
Principal Amount (000s)			Value (000s)

	(Cost $104)
	FOREIGN GOVERNMENT OBLIGATIONS—1.1%
		Ukreximbank Via Biz Finance plc
	$100	8.375%—04/27/2015	$99

UNITED ARAB EMIRATES—3.7%
	CORPORATE BONDS & NOTES—3.7%
		Dolphin Energy Ltd.
	80	5.888%—06/15/2019	91
		DP World Sukuk Ltd.
	150	6.250%—07/02/2017	167
		Dubai Holding Commercial Operations MTN Ltd.[3]
	£50	6.000%—02/01/2017	78

	TOTAL UNITED ARAB EMIRATES (Cost $319)		336

URUGUAY—0.5%
	FOREIGN GOVERNMENT OBLIGATIONS—0.5%
		Uruguay Government International Bond
	$2	7.625%—03/21/2036	4
	3	7.875%—01/15/2033	4
	26	8.000%—11/18/2022	37

	TOTAL URUGUAY (Cost $40)		45

VENEZUELA—2.5%
	CORPORATE BONDS & NOTES—0.0%
		Petroleos de Venezuela SA
	7	5.000%—10/28/2015	6

	FOREIGN GOVERNMENT OBLIGATIONS—2.5%
		Petroleos de Venezuela SA
	137	4.900%—10/28/2014	128
	9	5.250%—04/12/2017	7
	13	8.500%—11/02/2017	11

			146

		Republic of Venezuela
	41	12.750%—08/23/2022	44
		Venezuela Government International Bond
	10	7.000%—12/01/2018	9
	10	8.500%—10/08/2014	10
	4	9.250%—09/15/2027	4
	10	11.950%—08/05/2031	10

			33

			223

	TOTAL VENEZUELA (Cost $213)		229

SHORT-TERM INVESTMENTS—5.2%
	(Cost $471)
	REPURCHASE AGREEMENTS
	471	Repurchase Agreement with State Street Corp. dated October 31, 2012 due November 01, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corp. (market value $484)	471

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—Continued

Principal Amount (000s)	Value (000s)

TOTAL INVESTMENTS—97.4% (Cost $8,593)	$8,792

CASH AND OTHER ASSETS, LESS LIABILITIES—2.6%	238

TOTAL NET ASSETS—100.0%	$9,030

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2012

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Buy)	Morgan Stanley & Co. LLC	$33	$33	11/05/2012	$—
Brazilian Real (Buy)	Morgan Stanley & Co. LLC	33	33	12/04/2012	—
Brazilian Real (Sell)	Morgan Stanley & Co. LLC	33	33	11/05/2012	—
British Pound Sterling (Sell)	Morgan Stanley & Co. LLC	84	84	11/30/2012	—
Colombian Peso (Buy)	Morgan Stanley & Co. LLC	9	9	11/06/2012	—
Euro Currency (Buy)	Morgan Stanley & Co. LLC	10	10	11/30/2012	—
Euro Currency (Sell)	Morgan Stanley & Co. LLC	182	182	11/30/2012	—
Philippine Peso (Buy)	Morgan Stanley & Co. LLC	16	16	12/05/2012	—
Philippine Peso (Sell)	Morgan Stanley & Co. LLC	16	16	12/05/2012	—
Romanian Leu (Buy)	Morgan Stanley & Co. LLC	16	16	11/26/2012	—
Russian Ruble (Buy)	Morgan Stanley & Co. LLC	306	299	11/07/2012	7
Russian Ruble (Buy)	Morgan Stanley & Co. LLC	26	26	12/19/2012	—
Russian Ruble (Buy)	Morgan Stanley & Co. LLC	32	32	01/16/2013	—
Russian Ruble (Buy)	Morgan Stanley & Co. LLC	152	154	02/01/2013	(1)
Russian Ruble (Sell)	Morgan Stanley & Co. LLC	306	308	11/07/2012	2

					$8

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2012 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Corporate Bonds & Notes
Argentina	$—	$74	$—	$74
Brazil	—	350	—	350
Colombia	—	168	—	168
Hong Kong	—	52	—	52
Mexico	—	56	—	56
Peru	—	237	—	237
Singapore	—	110	—	110
South Korea	—	51	—	51
Thailand	—	11	—	11
Turkey	—	83	—	83
United Arab Emirates	—	336	—	336
Venezuela	—	6	—	6
Credit-Linked Notes
Brazil	—	339	—	339
Colombia	—	108	—	108
Indonesia	—	233	—	233
Russia	—	322	—	322
Foreign Government Obligations
Argentina	—	136	—	136
Brazil	—	195	—	195
Chile	—	47	—	47
Colombia	—	321	—	321
Dominican Republic	—	19	—	19
El Salvador	—	12	—	12

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Hungary	$—	$204	$—	$204
Indonesia	—	275	—	275
Kazakhstan	—	123	—	123
Lithuania	—	121	—	121
Malaysia	—	521	—	521
Mexico	—	826	—	826
Panama	—	110	—	110
Peru	—	48	—	48
Philippines	—	96	—	96
Poland	—	539	—	539
Qatar	—	27	—	27
Romania	—	32	—	32
Russia	—	259	—	259
South Africa	—	677	—	677
Thailand	—	285	—	285
Turkey	—	545	—	545
Ukraine	—	99	—	99
Uruguay	—	45	—	45
Venezuela	—	223	—	223
Short-Term Investments
Repurchase Agreements	—	471	—	471

Total Investments in Securities	$—	$8,792	$—	$8,792

Liability Category
Investments in Other Financial Instruments
Forward Currency Contracts	$—	$8	$—	$8

Total Investments in Other Financial Instruments	$—	$8	$—	$8

Total Investments	$—	$8,800	$—	$8,800

There were no Level 3 holdings at October 31, 2011 or October 31, 2012, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2012, these securities were valued at $733 or 8% of net assets.

2	Perpetuity bond. The maturity date represents the next callable date.

3	MTN after the name of a security stands for Medium Term Note.

4	Zero coupon bond.

5	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

6	Variable rate security. The stated rate represents the rate in effect at October 31, 2012.

7	Step coupon security.

R$	Brazilian Real.

£	British Pound.

COL$	Colombian Peso.

€	Euro.

HUD$	Hungarian Forint.

IDR$	Indonesian Rupiah.

MYR$	Malaysian Ringgit.

MEX$	Mexican Peso.

PLN$	Polish Zloty.

RON$	Romanian Leu.

RUS$	Russian Ruble.

ZAR$	South African Rand.

THD$	Thai Baht.

TRD$	Turkish Lira.

The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital

Management, Inc.

461 Fifth Avenue

22nd Floor

New York, NY 10017

PORTFOLIO MANAGERS

Mark Shenkman

Since 2002

Mark Flanagan

CFA, CPA

Since 2002

Frank Whitley

Since 2002

Shenkman Capital has

subadvised the Fund since its inception in 2002.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE
CHARACTERISTICS

High-yield bonds

Mark Shenkman

Mark Flanagan

Frank Whitley

Management’s Discussion of

Fund Performance

MARKET REVIEW

The high-yield bond market rallied through most of fiscal 2012, with the BofA Merrill Lynch US High Yield Index posting a solid return of 13.18%, thumping its 4.81% return for the prior fiscal year. Key drivers of this strong performance included a gradually improving U.S. economy and the need to put cash to work and earn incremental yield in a low-interest-rate environment. This positive sentiment was underpinned by improving optimism about the European debt crisis and the coordinated monetary intervention by top-tier central banks.

Fiscal 2012 was comprised of two strong rallies separated by a brief period of volatility in May. For the six months ended April 30, the BofA Merrill Lynch US High Yield Index returned 6.45%, driven largely by demand for the riskiest segment of the high-yield market, CCC-rated bonds, which returned 8.49%. Average yield-to-worst (the most conservative measure of yield) in the index tightened 116 basis points to 7.07%, while average spread-to-worst, or the difference in yield between the index and comparable Treasury securities, tightened 96 basis points, or 0.96 percentage point, to 616 basis points. Investors felt encouraged to take on risk against a backdrop of a slowly improving U.S. economy and growing, albeit tepid, optimism that the European debt crisis could, at the least, be contained to the Continent. During this period, $22.7 billion of high-yield mutual fund cash flowed into the market, complementing strong institutional demand. As such, issuers were able to sell $158 billion of new issuance without materially inundating the market, as buyers were plentiful. It is worth noting that the quality of this new issuance was high, as refinancing accounted for nearly 60% of proceeds and less than 12% of the new issuance was CCC-rated. Furthermore, the default environment continued to be benign, with the trailing 12-month default rate hovering around 1.9%.

In May, U.S. financial markets began to retreat as U.S. economic indicators started lagging and contagion fears surrounding the European debt crisis became more acute. But this pullback was only temporary. In June markets were primed to rally again. Investors were encouraged by comments from the Federal Reserve and the European Central Bank that they would do “whatever it takes” to stabilize and grow the world’s two largest economies; this included creation of a framework to recapitalize euro-zone banks and bolster insolvent governments. Subsequent to the May pullback the high-yield market was on fire over the last four months of the fiscal year. The average return of the five leading high-yield indices for the last four months was 5.37%. High-yield outpaced other fixed income markets as U.S. Treasurys gained only 0.45% and investment-grade bonds gained 5.35% over the four months.

PERFORMANCE

Harbor High-Yield Bond Fund returned 10.18% (Institutional Class), 9.90% (Administrative Class), and 9.77% (Investor Class) for the 12 months ended October 31, underperforming the BofA Merrill Lynch US High Yield Index, which returned 13.18%. The performance differential between the Harbor portfolio and the benchmark index can be attributed primarily to the Fund’s underweighting in two categories: stressed credits (i.e., securities trading at a yield spread of 1,000 basis points or greater) and Financials.

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Cequel Communications	1.7%
Reynolds Group Issuer Inc.	1.7%
CCO Holdings LLC	1.5%
ARAMARK Corp.	1.4%
DISH DBS Corp.	1.4%
Windstream Corp.	1.3%
CIT Group Inc.	1.2%
HCA Inc.	1.2%
Level 3 Financing Inc.	1.2%
UPCB Finance V Ltd.	1.2%

The Fund’s high-yield bond securities generated a return of approximately 12.38%, which more closely tracked the 12.42% return of the BofA Merrill Lynch US High Yield Non Distressed Index (HOND), excluding Financials. Also detracting from the Fund’s performance was an approximately 7% portfolio weighting in bank loans, which generated a return of 9.09%. Although leveraged loans underperformed, we believe the risk/return profile for this asset class is more favorable now, especially in light of the severe contraction in overall yields for high-yield bonds over the last three months of the fiscal year. Leveraged loans provide a senior position in the capital structure, offer yields in the 5%-to-6% range, and in our view should perform better than high-yield bonds if interest rates were to rise at some point in the future. If we can generate a current yield in the 5% range for our loan holdings, we would expect to maintain a 7%-to-8% weighting in this asset class over the near term. As of October 31, the portfolio had an average price of $106.33, a current yield of 6.93% and a yield-to-worst of 4.75%.

OUTLOOK AND STRATEGY

We believe U.S markets could be plagued by heightened volatility at least until year-end due to the uncertainty emanating from Washington. Until our politicians show willingness to compromise in tackling the deep-rooted political differences in our taxation, spending, deficits, and entitlements, investor nervousness will likely remain at a high level. The fallout from a failure to resolve the fiscal cliff could cause a major economic contraction in the U.S. The U.S. economy has been gaining momentum but GDP growth in 2013 is likely to be highly dependent on resolution of the fiscal cliff. Even if the fiscal cliff is avoided, we believe that GDP will remain tepid. However, although it may seem counterintuitive, we would expect the high-yield market to do well in a slow-growth environment; managements of leveraged companies are likely to be less willing to assume risk when growth conditions are tepid. We subscribe to the belief that the credit cycle has not peaked and believe that as long as interest rates and default rates remain relatively low, the high-yield market should have upside potential with further spread compression. With investment-grade spreads at a historically low 144 basis points, high-yield offers an attractive incentive at 4x the investment-grade spread. For tactical investors, the high-yield market may not offer high absolute returns in 2013. However, for most strategic investors, we believe the market should still provide diversification, lower volatility, and above-average income.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Bond Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2024

Cusip	411511553

Ticker	HYFAX

Inception Date	12/01/2002

Net Expense Ratio	0.64%[a]

Total Net Assets (000s)	$2,172,751

ADMINISTRATIVE CLASS

Fund #	2224

Cusip	411511546

Ticker	HYFRX

Inception Date	12/01/2002

Net Expense Ratio	0.89%[a]

Total Net Assets (000s)	$9,571

INVESTOR CLASS

Fund #	2424

Cusip	411511538

Ticker	HYFIX

Inception Date	12/01/2002

Net Expense Ratio	1.01%[a]

Total Net Assets (000s)	$154,604

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	7.38%	7.93%

Yield to Maturity	6.00%	7.07%

Current Yield (Institutional Class)	6.93%	7.69%

Weighted Average Maturity	6.80 years	6.81 years

Weighted Average Duration	3.48 years	3.83 years

Beta vs. BofA Merrill Lynch US High Yield Index	0.88	1.00

Portfolio Turnover Rate (Year Ended 10/31/2012)	32%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.36%

>1 to 5	21.60%

>5 to 10	72.93%

>10 to 15	2.10%

>15 to 20	0.00%

>20 to 25	0.00%

>25 yrs.	0.00%

a	Reflective of a contractual fee waiver effective through February 28, 2013.

Harbor High-Yield Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2002 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US High-Yield Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor High-Yield Bond Fund
Institutional Class	10.18%	7.46%	8.32%	12/01/2002	$22,084
Comparative Index
BofA Merrill Lynch US High Yield Index	13.18%	9.12%	10.38%	—	$26,640

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2002 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US High-Yield Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor High-Yield Bond Fund
Administrative Class	9.90%	7.20%	8.07%	12/01/2002	$21,586
Investor Class	9.77%	7.07%	7.91%	12/01/2002	$21,272
Comparative Index
BofA Merrill Lynch US High Yield Index	13.18%	9.12%	10.38%	—	$26,640

As stated in the Fund’s current prospectus, the expense ratios were 0.66% (Net) and 0.70% (Gross) (Institutional Class); 0.91% (Net) and 0.95% (Gross) (Administrative Class); and 1.03% (Net) and 1.07% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver until 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 9 months.

a	Annualized.

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—October 31, 2012

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 5.3%)

BANK LOAN OBLIGATIONS—7.2%
Principal Amount (000s)		Value (000s)

AEROSPACE & DEFENSE—0.2%
	Sequa Corp.
	Term Loan
$2,500	3.620%—12/03/2014[1]	$2,499
3,176	6.250%—12/03/2014[1]	3,190

		5,689

CAPITAL MARKETS—0.8%
	Nuveen Investments Inc.
	Term Loan
4,200	5.840%—05/13/2017[1]	4,199
	First-Lien Term Loan
7,720	5.850%—05/13/2017[1]	7,728
6,350	8.250%—02/28/2019[1]	6,477

		18,404

COMMERCIAL SERVICES & SUPPLIES—0.7%
	Alix Partners LLP
	Term Loan B2
4,988	6.500%—06/28/2019[1]	5,060
	Asurion Corp.
	Second-Lien Term Loan
8,048	9.000%—05/24/2019[1]	8,349
	Asurion LLC
	First-Lien Term Loan
2,000	5.500%—05/24/2018[1]	2,017
	Servicemaster Company
	Extended Term Loan
1,937	4.460%—01/31/2017[1]	1,948

		17,374

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
	Level 3 Financing Inc.
	Term Loan B
4,300	5.250%—08/01/2019[1]	4,358
	US TelePacific Inc.
	Term Loan
3,206	5.750%—02/23/2017[1]	3,159

		7,517

ELECTRIC UTILITIES—0.3%
	LS Power Funding Corp.
	Term Loan
6,384	5.500%—06/28/2019[1]	6,456

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.3%
	Generac Power Systems
	Term Loan B
6,584	6.250%—05/30//2018[1]	6,740

FOOD & STAPLES RETAILING—0.4%
	US Foods Inc.
	Term Loan B
10,192	5.750%—03/31/2017[1]	10,051

FOOD PRODUCTS—0.1%
	Pinnacle Foods Finance LLC
	Term Loan F
2,494	4.750%—10/17/2018[1]	2,504

HEALTH CARE EQUIPMENT & SUPPLIES—0.4%
	Bausch & Lomb Inc.
	Term Loan
4,988	5.250%—05/17/2019[1]	5,052
	Hologic Inc.
	Term Loan B
5,087	4.500%—08/01/2019[1]	5,154

		10,206

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

BANK LOAN OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

HEALTH CARE PROVIDERS & SERVICES—0.4%
	MultiPlan Inc.
	Term Loan B
$9,761	4.750%—08/26/2017[1]	$9,820

HOTELS, RESTAURANTS & LEISURE—0.6%
	MGM Resorts International
	Term Loan C
2,700	5.000%—02/23/2015[1]	2,726
	Peninsula Gaming LLC
	Term Loan
11,375	4.810%—07/03/2017[1]	11,525

		14,251

HOUSEHOLD PRODUCTS—0.2%
	Jostens
	Term Loan
5,928	5.250%—12/22/2016[1]	5,694

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.1%
	GenOn Energy Inc.
	Term Loan
1,909	6.500%—12/04/2017[1]	1,930

INTERNET SOFTWARE & SERVICES—0.1%
	Infousa Inc.
	Term Loan B2
3,000	5.250%—04/05/2018[1]	3,039

LIFE SCIENCES TOOLS & SERVICES—0.3%
	Quintiles Transnational Corp.
	Term Loan
7,000	7.500%—02/24/2017[1]	7,082

MEDIA—0.6%
	Cequel Communications Holdings I LLC
	Term Loan B
2,239	4.000%—02/10/2019[1]	2,246
	Cumulus Media Inc.
	First-Lien Term Loan
2,813	5.750%—09/17/2018[1]	2,842
	Second-Lien Term Loan
2,000	7.500%—09/16/2019[1]	2,031

		4,873

	Intelsat Jackson Holdings SA
	Term Loan B
1,800	3.210%—02/01/2014[1]	1,785
	Wide Open West Finance LLP
	First-Lien Term Loan
4,988	6.250%—07/17/2018[1]	5,043

		13,947

METALS & MINING—0.4%
	Fortescue Metals Group
	Term Loan
9,000	5.250%—10/18/2017[1]	8,973

MULTILINE RETAIL—0.2%
	Evergreen Acqco
	Term Loan C
3,491	5.000%—07/09/2019[1]	3,498

OIL, GAS & CONSUMABLE FUELS—0.1%
	Chesapeake Energy Corp.
	Term Loan
1,189	8.500%—12/02/2017[1]	1,192

PHARMACEUTICALS—0.1%
	Valeant Pharmaceuticals International Inc.
	Term Loan B1
$1,895	3.560%—02/13/2019[1]	$1,901

SOFTWARE—0.1%
	Kronos Inc.
	Second-Lien Term Loan
2,500	8.810%—04/26/2020[1]	2,522

SPECIALTY RETAIL—0.5%
	Academy Finance Corp.
	Initial Term Loan
6,217	6.000%—08/03/2018[1]	6,230
	Toys R Us Inc.
	Term Loan B
4,900	6.000%—09/01/2016[1]	4,900

		11,130

TOTAL BANK LOAN OBLIGATIONS (Cost $166,556)		169,920

CORPORATE BONDS & NOTES—87.5%
AEROSPACE & DEFENSE—1.2%
	Esterline Technologies Corp.
5,000	7.000%—08/01/2020	5,550
	Sequa Corp.
10,800	11.750%—12/01/2015[2]	11,218
	Spirit Aerosystems Inc.
4,000	6.750%—12/15/2020	4,180
	Transdigm Inc.
5,625	5.500%—10/15/2020[2]	5,702
	TransDigm Inc.
1,000	7.750%—12/15/2018	1,108

		27,758

AIR FREIGHT & LOGISTICS—0.4%
	Air Medical Group Holdings Inc.
7,500	9.250%—11/01/2018	8,119

AUTO COMPONENTS—3.0%
	Allison Transmission Inc.
8,650	7.125%—05/15/2019[2]	9,245
	American Axle & Manufacturing Holding Inc.
1,800	9.250%—01/15/2017[2]	2,023
	American Axle & Manufacturing Inc.
5,000	6.625%—10/15/2022	4,969
6,850	7.875%—03/01/2017	7,115

		12,084

	Cooper-Standard Automotive Inc.
2,575	8.500%—05/01/2018	2,771
	Dana Holding Corp.
900	6.500%—02/15/2019	944
5,700	6.750%—02/15/2021	6,056

		7,000

	Delphi Corp.
10,000	6.125%—05/15/2021	11,100
	Goodyear Tire & Rubber Co.
4,500	7.000%—05/15/2022	4,742
6,320	8.750%—08/15/2020	7,134

		11,876

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

AUTO COMPONENTS—Continued
	Lear Corp.
$2,070	7.875%—03/15/2018	$2,259
4,320	8.125%—03/15/2020	4,822

		7,081

	Tenneco Inc.
5,705	6.875%—12/15/2020	6,240

		69,420

AUTOMOBILES—0.4%
	AutoNation Inc.
6,000	5.500%—02/01/2020	6,383
1,650	6.750%—04/15/2018	1,860

		8,243

BEVERAGES—0.2%
	Constellation Brands Inc.
4,750	7.250%—09/01/2016-05/15/2017	5,594

BUILDING PRODUCTS—0.1%
	Building Materials Corp. of America
2,000	6.750%—05/01/2021[2]	2,185

CAPITAL MARKETS—0.4%
	Neuberger Berman Group LLC
6,500	5.875%—03/15/2022[2]	6,955
	Nuveen Investments Inc.
3,350	9.125%—10/15/2017[2]	3,363

		10,318

CHEMICALS—1.7%
	Ashland Inc.
5,000	4.750%—08/15/2022[2]	5,125
	Huntsman International LLC
10,065	5.500%—06/30/2016	10,103
	Lyondellbasell Industries NV
9,500	5.000%—04/15/2019	10,331
	PolyOne Corp.
9,600	7.375%—09/15/2020	10,392
	Tronox Finance LLC
3,000	6.375%—08/15/2020[2]	3,004

		38,955

COMMERCIAL BANKS—0.7%
	CIT Group Inc.
4,650	4.250%—08/15/2017	4,792
5,000	5.250%—04/01/2014[2]	5,213
5,500	5.500%—02/15/2019[2]	5,892

		15,897

COMMERCIAL SERVICES & SUPPLIES—5.3%
	ARAMARK Corp.
19,780	8.500%—02/01/2015	20,126
	ARAMARK Holdings Corp.
11,300	8.625%—05/01/2016[2]	11,583
	Ashtead Capital Inc.
8,221	6.500%—07/15/2022[2]	8,714
	Brickman Group Holdings Inc.
1,850	9.125%—11/01/2018[2]	1,899
	Covanta Holding Corp.
6,900	6.375%—10/01/2022	7,544
	Geo Group Inc.
3,150	7.750%—10/15/2017	3,437

COMMERCIAL SERVICES & SUPPLIES—Continued
	HDTFS Inc.
$5,000	5.875%—10/15/2020[2]	$5,075
	Hertz Corp.
650	6.750%—04/15/2019	693
500	7.375%—01/15/2021	541
6,250	7.500%—10/15/2018	6,812

		8,046

	Interline Brands Inc.
2,400	7.500%—11/15/2018	2,604
	Iron Mountain Inc.
1,660	8.000%—06/15/2020	1,766
	RR Donnelley & Sons Co.
2,500	7.250%—05/15/2018	2,497
1,600	7.625%—06/15/2020	1,584

		4,081

	RSC Equipment Rental Inc.
4,150	8.250%—02/01/2021	4,606
	ServiceMaster Co.
5,000	7.000%—08/15/2020[2]	5,075
6,850	8.000%—02/15/2020	7,227

		12,302

	United Rentals North America Inc.
3,450	9.250%—12/15/2019	3,933
2,250	10.875%—06/15/2016	2,509

		6,442

	UR Financing Escrow Corp.
5,650	5.750%—07/15/2018[2]	6,095
5,100	7.625%—04/15/2022[2]	5,603

		11,698

	West Corp.
7,150	7.875%—01/15/2019	7,329
3,000	8.625%—10/01/2018	3,142
4,340	11.000%—10/15/2016	4,557

		15,028

		124,951

COMMUNICATIONS EQUIPMENT—0.7%
	CommScope Inc.
10,000	8.250%—01/15/2019[2]	10,825
	Syniverse Holdings Inc.
4,750	9.125%—01/15/2019	5,082

		15,907

COMPUTERS & PERIPHERALS—0.4%
	NCR Corp.
8,000	5.000%—07/15/2022[2]	8,210

CONSUMER FINANCE—1.7%
	Ally Financial Inc.
8,750	4.625%—06/26/2015	9,096
10,000	6.750%—12/01/2014	10,825

		19,921

	Ford Motor Credit Co. LLC
10,000	5.875%—08/02/2021	11,534
50	7.000%—04/15/2015	56

		11,590

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

CONSUMER FINANCE—Continued
	TransUnion Financing Corp.
$1,600	11.375%—06/15/2018	$1,864
	TransUnion Holding Co. Inc.
6,450	9.625%—06/15/2018	6,853

		40,228

CONTAINERS & PACKAGING—2.6%
	Ardagh Packaging Finance plc
2,500	7.375%—10/15/2017[2]	2,700
9,000	9.125%—10/15/2020[2]	9,446

		12,146

	Reynolds Group Issuer Inc.
15,800	5.750%—10/15/2020[2]	15,998
9,500	8.250%—02/15/2021	9,381
3,875	8.500%—05/15/2018	3,875
4,400	9.000%—04/15/2019	4,477
5,675	9.875%—08/15/2019	5,973

		39,704

	Silgan Holdings Inc.
7,850	5.000%—04/01/2020	8,105

		59,955

DIVERSIFIED CONSUMER SERVICES—0.0%
	Education Management LLC
800	8.750%—06/01/2014	628

DIVERSIFIED FINANCIAL SERVICES—0.5%
	CIT Group Inc.
6,650	5.000%—05/15/2017-08/15/2022	6,959
4,050	5.250%—03/15/2018	4,323

		11,282

DIVERSIFIED TELECOMMUNICATION SERVICES—5.7%
	CenturyLink Inc.
16,450	5.800%—03/15/2022	17,346
	Cincinnati Bell Inc.
7,500	8.750%—03/15/2018	7,613
	Equinix Inc.
3,500	7.000%—07/15/2021	3,898
2,850	8.125%—03/01/2018	3,146

		7,044

	Frontier Communications Corp.
6,100	7.125%—01/15/2023	6,519
250	7.875%—04/15/2015	281
6,102	8.250%—05/01/2014-04/15/2017	7,057
3,500	8.500%—04/15/2020	4,060

		17,917

	Level 3 Financing Inc.
4,500	7.000%—06/01/2020[2]	4,596
14,850	8.125%—07/01/2019	15,927
1,700	8.625%—07/15/2020	1,859

		22,382

	PAETEC Holding Corp.
3,850	8.875%—06/30/2017	4,167
2,500	9.875%—12/01/2018	2,869

		7,036

DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
	Qwest Capital Funding Inc.
$3,580	6.500%—11/15/2018	$4,119
	Qwest Communications International Inc.
2,550	7.125%—04/01/2018	2,703
	TW Telecom Holdings Inc.
600	5.375%—10/01/2022[2]	619
7,050	8.000%—03/01/2018	7,790

		8,409

	Videotron LTEE
7,925	5.000%—07/15/2022	8,242
	Windstream Corp.
3,800	7.000%—03/15/2019	3,909
13,900	7.750%—10/15/2020	15,047
6,500	7.875%—11/01/2017	7,272
3,000	8.125%—09/01/2018	3,262

		29,490

		132,301

ELECTRIC UTILITIES—0.9%
	NRG Energy Inc.
2,350	6.625%—03/15/2023[2]	2,429
5,250	7.875%—05/15/2021	5,775
11,750	8.250%—09/01/2020	13,013

		21,217

ELECTRICAL EQUIPMENT—0.1%
	Belden Inc.
2,900	5.500%—09/01/2022[2]	2,965

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.4%
	Sanmina-SCI Corp.
3,400	7.000%—05/15/2019[2]	3,349
	Sensata Technologies BV
5,700	6.500%—05/15/2019[2]	6,042

		9,391

ENERGY EQUIPMENT & SERVICES—1.5%
	Basic Energy Services Inc.
900	7.750%—02/15/2019	900
	Bristow Group Inc.
1,250	6.250%—10/15/2022	1,313
	Exterran Holdings Inc.
6,000	7.250%—12/01/2018	6,360
	Gulfmark Offshore Inc.
9,400	6.375%—03/15/2022[2]	9,823
	Hornbeck Offshore Services Inc.
2,050	5.875%—04/01/2020	2,096
6,750	8.000%—09/01/2017	7,256

		9,352

	Precision Drilling Corp.
7,000	6.625%—11/15/2020	7,525

		35,273

FOOD & STAPLES RETAILING—1.0%
	Ingles Markets Inc.
5,650	8.875%—05/15/2017	6,109
	NBTY Inc.
4,700	9.000%—10/01/2018	5,288
	Prestige Brands Inc.
2,750	8.125%—02/01/2020	3,104

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

FOOD & STAPLES RETAILING—Continued
	Stater Brothers Holdings
$3,850	7.750%—04/15/2015	$3,946
	Tops Markets LLC
4,000	10.125%—10/15/2015	4,223
	US FoodService
1,550	8.500%—06/30/2019[2]	1,631

		24,301

FOOD PRODUCTS—1.1%
	Dean Foods Co.
3,000	7.000%—06/01/2016	3,244
	Dole Foods Co. Inc.
1,250	8.000%—10/01/2016[2]	1,311
	Michael Foods Inc.
2,150	9.750%—07/15/2018	2,403
	Pinnacle Foods Finance LLC
6,900	8.250%—09/01/2017	7,452
7,033	9.250%—04/01/2015	7,217

		14,669

	TreeHouse Foods Inc.
3,500	7.750%—03/01/2018	3,841

		25,468

HEALTH CARE EQUIPMENT & SUPPLIES—1.7%
	Alere Inc.
5,000	7.875%—02/01/2016	5,238
	Bausch & Lomb Inc.
6,398	9.875%—11/01/2015	6,590
	Biomet Inc.
10,875	6.500%—08/01/2020-10/01/2020[2]	11,008
8,350	10.000%—10/15/2017	8,819

		19,827

	Community Health Systems Inc.
6,800	5.125%—08/15/2018	7,072
	Hologic Inc.
1,750	6.250%—08/01/2020[2]	1,864

		40,591

HEALTH CARE PROVIDERS & SERVICES—4.9%
	DaVita Inc.
3,000	5.750%—08/15/2022	3,150
3,000	6.375%—11/01/2018	3,210

		6,360

	Endo Pharmaceuticals Holdings Inc.
1,860	7.000%—12/15/2020	2,009
5,000	7.250%—01/15/2022	5,425

		7,434

	Fresenius Medical Care US Finance II Inc.
9,700	5.875%—01/31/2022[2]	10,367
	HCA Inc.
19,950	5.875%—03/15/2022-05/01/2023	21,203
3,100	6.500%—02/15/2016-02/15/2020	3,423
3,500	7.500%—02/15/2022	3,929

		28,555

	LifePoint Hospitals Inc.
4,000	6.625%—10/01/2020	4,340

HEALTH CARE PROVIDERS & SERVICES—Continued
	MultiPlan Inc.
$10,275	9.875%—09/01/2018[2]	$11,354
	Omega Healthcare Investors Inc.
4,200	6.750%—10/15/2022	4,599
	Service Corp. International
1,500	7.375%—10/01/2014	1,650
	Tenet Healthcare Corp.
7,100	6.250%—11/01/2018	7,721
12,375	8.000%—08/01/2020	13,087
2,750	9.250%—02/01/2015	3,114

		23,922

	Universal Health Services Inc.
2,900	7.000%—10/01/2018	3,132
	Universal Hospital Services Inc.
850	4.111%—06/01/2015[3]	843
5,000	7.625%—08/15/2020[2]	5,200

		6,043

	Vanguard Health Holding Co. II LLC
5,225	8.000%—02/01/2018	5,460
	Vanguard Health Systems Inc.
233	0.000%—02/01/2016[4]	165

		113,381

HEALTH CARE TECHNOLOGY—0.1%
	MedAssets Inc.
2,200	8.000%—11/15/2018	2,398

HOTELS, RESTAURANTS & LEISURE—4.6%
	Ameristar Casinos Inc.
7,600	7.500%—04/15/2021	8,170
4,550	7.500%—04/15/2021[2]	4,891

		13,061

	Boyd Acquisition Sub LLC
3,750	8.375%—02/15/2018[2]	3,853
	Boyd Gaming Corp.
2,075	6.750%—04/15/2014	2,080
1,700	7.125%—02/01/2016	1,670
8,950	9.125%—12/01/2018	9,286

		13,036

	Felcor Lodging LP
7,375	6.750%—06/01/2019	7,910
	Host Hotels & Resorts LP
2,500	4.750%—03/01/2023	2,662
6,500	5.250%—03/15/2022	7,215
3,500	6.000%—10/01/2021	4,078

		13,955

	Isle of Capri Casinos Inc.
3,250	7.750%—03/15/2019	3,498
5,000	8.875%—06/15/2020[2]	5,275

		8,773

	MGM Resorts International
6,000	7.500%—06/01/2016	6,390
6,850	7.625%—01/15/2017	7,244
3,210	7.750%—03/15/2022	3,335
2,250	9.000%—03/15/2020	2,520
2,100	10.375%—05/15/2014	2,370

		21,859

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

HOTELS, RESTAURANTS & LEISURE—Continued
	Penn National Gaming Inc.
$2,750	8.750%—08/15/2019	$3,087
	Pinnacle Entertainment Inc.
4,350	8.625%—08/01/2017	4,720
7,050	8.750%—05/15/2020	7,737

		12,457

	Scientific Games Corp.
7,400	8.125%—09/15/2018	8,094
	Scientific Games International Inc.
1,850	6.250%—09/01/2020[2]	1,882

		107,967

HOUSEHOLD DURABLES—0.2%
	Jarden Corp.
4,500	7.500%—01/15/2020	4,950
750	8.000%—05/01/2016	805

		5,755

HOUSEHOLD PRODUCTS—1.0%
	Central Garden Co.
5,500	8.250%—03/01/2018	5,830
	Mead Products LLC/ACCO Brands Corp.
10,400	6.750%—04/30/2020[2]	10,673
	Spectrum Brands Inc.
3,050	6.750%—03/15/2020[2]	3,130
3,250	9.500%—06/15/2018	3,664

		6,794

		23,297

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—1.2%
	Calpine Corp.
8,235	7.500%—02/15/2021[2]	8,997
7,335	7.875%—07/31/2020[2]	8,068

		17,065

	GenOn Americas Generation LLC
4,925	8.500%—10/01/2021	5,393
	GenOn Energy Inc.
4,250	7.625%—06/15/2014	4,569
1,600	7.875%—06/15/2017	1,736

		6,305

		28,763

INDUSTRIAL CONGLOMERATES—0.1%
	Tomkins LLC
2,482	9.000%—10/01/2018	2,792

INTERNET & CATALOG RETAIL—0.2%
	QVC Inc.
750	7.375%—10/15/2020[2]	832
2,600	7.500%—10/01/2019[2]	2,868

		3,700

INTERNET SOFTWARE & SERVICES—0.8%
	Infor US Inc.
11,500	9.375%—04/01/2019	12,765
	Nuance Communications Inc.
5,750	5.375%—08/15/2020[2]	5,894

		18,659

IT SERVICES—1.6%
	Fidelity National Information Services Inc.
3,850	5.000%—03/15/2022	3,946

IT SERVICES—Continued
	Interactive Data Corp.
$7,250	10.250%—08/01/2018	$8,157
	SunGard Data Systems Inc.
5,000	6.625%—11/01/2019[2]	5,069
7,100	7.375%—11/15/2018	7,677
1,000	7.625%—11/15/2020	1,091
11,772	10.250%—08/15/2015	12,072

		25,909

		38,012

LEISURE EQUIPMENT & PRODUCTS—0.1%
	Easton-Bell Sports Inc.
3,000	9.750%—12/01/2016	3,236

MACHINERY—0.8%
	Oshkosh Corp.
2,750	8.250%—03/01/2017	3,008
	SPX Corp.
1,500	6.875%—09/01/2017	1,695
	Terex Corp.
9,250	6.500%—04/01/2020	9,759
3,400	8.000%—11/15/2017	3,557

		13,316

		18,019

MEDIA—17.9%
	Allbritton Communications Co.
5,000	8.000%—05/15/2018	5,450
	Alliance Data Systems Corp.
11,200	6.375%—04/01/2020[2]	11,942
	AMC Networks Inc.
5,525	7.750%—07/15/2021	6,285
	Belo Corp.
2,900	8.000%—11/15/2016	3,183
	Bresnan Broadband Holdings LLC
1,650	8.000%—12/15/2018[2]	1,782
	Cablevision Systems Corp.
5,000	5.875%—09/15/2022	4,988
2,550	7.750%—04/15/2018	2,846
3,800	8.000%—04/15/2020	4,284
1,000	8.625%—09/15/2017	1,173

		13,291

	CCO Holdings LLC
6,650	5.250%—09/30/2022	6,716
6,250	6.625%—01/31/2022	6,812
10,000	7.250%—10/30/2017	10,975
4,000	7.375%—06/01/2020	4,500
3,100	7.875%—04/30/2018	3,364
2,350	8.125%—04/30/2020	2,656

		35,023

	Cequel Communications Escrow 1 LLC
12,500	6.375%—09/15/2020[2]	12,719
	Cequel Communications Holdings I LLC
24,885	8.625%—11/15/2017[2]	26,751
	Clear Channel Worldwide Holdings Inc.
7,850	7.625%—03/15/2020	7,487
3,000	9.250%—12/15/2017	3,225

		10,712

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

MEDIA—Continued
	CSC Holdings LLC
$4,400	6.750%—11/15/2021[2]	$4,917
250	7.625%—07/15/2018	291

		5,208

	Cumulus Media Holdings Inc.
7,000	7.750%—05/01/2019	6,877
	DISH DBS Corp.
7,150	5.875%—07/15/2022	7,543
3,000	6.625%—10/01/2014	3,262
20,300	6.750%—06/01/2021	22,711

		33,516

	Gannett Co. Inc.
3,700	6.375%—09/01/2015	4,107
7,300	7.125%—09/01/2018	8,003

		12,110

	GCI Inc.
7,000	6.750%—06/01/2021	7,035
	Gray Television Inc.
11,000	10.500%—06/29/2015	11,914
	Griffey Intermediate Inc.
5,000	7.000%—10/15/2020[2]	5,100
	Hughes Satellite Systems Corp.
2,350	6.500%—06/15/2019	2,526
18,975	7.625%—06/15/2021	21,205

		23,731

	Inmarsat Finance plc
4,750	7.375%—12/01/2017[2]	5,142
	Intelsat Jackson Holdings SA
6,525	7.250%—10/15/2020	6,957
1,000	7.250%—10/15/2020[2]	1,065
1,950	7.500%—04/01/2021	2,101

		10,123

	Intelsat Luxembourg SA
9,900	11.250%—02/04/2017	10,432
	Lamar Media Corp.
9,950	5.875%—02/01/2022	10,597
7,000	7.875%—04/15/2018	7,735

		18,332

	MediaCom Broadband LLC
3,800	6.375%—04/01/2023[2]	3,847
	Mediacom Capital Corp.
7,000	7.250%—02/15/2022	7,543
6,800	9.125%—08/15/2019	7,565

		15,108

	Mood Media Corp.
5,000	9.250%—10/15/2020[2]	5,087
	Nexstar Broadcasting Inc.
3,200	8.875%—04/15/2017	3,504
	Nielsen Finance LLC
6,000	4.500%—10/01/2020[2]	6,000
4,600	7.750%—10/15/2018	5,198
652	11.625%—02/01/2014	737

		11,935

MEDIA—Continued
	Quebecor Media Inc.
$3,050	5.750%—01/15/2023[2]	$3,126
5,293	7.750%—03/15/2016	5,443

		8,569

	Sinclair Television Group Inc.
4,000	6.125%—10/01/2022[2]	4,150
	Sirius XM Radio Inc.
7,500	5.250%—08/15/2022[2]	7,537
9,750	8.750%—04/01/2015[2]	11,115

		18,652

	Starz LLC
5,700	5.000%—09/15/2019[2]	5,857
	Telesat Inc.
12,150	6.000%—05/15/2017[2]	12,727
	UPCB Finance V Ltd.
5,680	7.250%—11/15/2021[2]	6,276
	UPCB Finance VI Ltd.
18,500	6.875%—01/15/2022[2]	19,888
	Valassis Communications Inc.
3,600	6.625%—02/01/2021	3,726
	Viasat Inc.
4,000	6.875%—06/15/2020	4,200
2,900	6.875%—06/15/2020[2]	3,045

		7,245

	Virgin Media Finance plc
1,450	4.875%—02/15/2022	1,472
5,000	5.250%—02/15/2022	5,250

		6,722

	XM Satellite Radio Inc.
8,000	7.625%—11/01/2018[2]	8,880

		418,831

METALS & MINING—0.4%
	JMC Steel Group
8,850	8.250%—03/15/2018[2]	9,027

MULTILINE RETAIL—0.3%
	Neiman Marcus Group Inc.
7,554	10.375%—10/15/2015	7,724

OFFICE ELECTRONICS—0.5%
	CDW LLC
10,000	8.500%—04/01/2019	10,725

OIL, GAS & CONSUMABLE FUELS—11.7%
	AmeriGas Finance LLC
7,550	7.000%—05/20/2022	8,239
	Bill Barrett Corp.
5,000	7.000%—10/15/2022	5,150
3,600	7.625%—10/01/2019	3,834
3,000	9.875%—07/15/2016	3,300

		12,284

	Chaparral Energy Inc.
6,500	8.250%—09/01/2021	7,134
	Chesapeake Energy Corp.
3,500	6.775%—03/15/2019	3,513
2,050	9.500%—02/15/2015	2,306

		5,819

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

OIL, GAS & CONSUMABLE FUELS—Continued
	Chesapeake Midstream Partners LP
$3,500	6.125%—07/15/2022	$3,719
	Chesapeake Oilfield Finance Inc.
3,900	6.625%—11/15/2019[2]	3,734
	Cimarex Energy Co.
11,650	5.875%—05/01/2022	12,495
	Compagnie Générale de Géophysique-Veritas
5,100	6.500%—06/01/2021	5,406
2,000	7.750%—05/15/2017	2,071
1,600	9.500%—05/15/2016	1,736

		9,213

	Concho Resources Inc.
9,800	5.500%—10/01/2022	10,315
	Continental Resources Inc.
6,500	5.000%—09/15/2022[2]	6,866
	Continential Resources Inc.
1,400	8.250%—10/01/2019	1,585
	Copano Energy LLC
3,000	7.125%—04/01/2021	3,173
1,750	7.750%—06/01/2018	1,846

		5,019

	Denbury Resources Inc.
4,300	6.375%—08/15/2021	4,730
3,088	8.250%—02/15/2020	3,513

		8,243

	Eagle Rock Energy Partners LP
6,400	8.375%—06/01/2019	6,416
600	8.375%—06/01/2019[2]	602

		7,018

	El Paso Corp.
850	7.000%—06/15/2017	975
1,500	7.250%—06/01/2018	1,740

		2,715

	Ferrellgas LP/Ferrellgas Finance Corp.
4,350	6.500%—05/01/2021	4,220
2,550	9.125%—10/01/2017	2,741

		6,961

	Frac Tech Finance Inc.
5,173	8.125%—11/15/2018[2]	5,432
	Helix Energy Solutions Group Inc.
926	9.500%—01/15/2016[2]	960
	Key Energy Services Inc.
7,750	6.750%—03/01/2021	7,750
2,500	6.750%—03/01/2021[2]	2,487

		10,237

	Linn Energy LLC
4,450	6.250%—11/01/2019[2]	4,472
3,100	6.500%—05/15/2019	3,139
3,000	7.750%—02/01/2021	3,217

		10,828

	MarkWest Energy Finance Corp.
10,425	5.500%—02/15/2023	10,998
4,900	6.250%—06/15/2022	5,329
3,900	6.750%—11/01/2020	4,270

		20,597

OIL, GAS & CONSUMABLE FUELS—Continued
	Oasis Petroleum Inc.
$4,125	6.875%—01/15/2023	$4,393
3,550	7.250%—02/01/2019	3,816

		8,209

	Oil States International Inc.
6,250	6.500%—06/01/2019	6,672
	PetroBakken Energy Ltd.
11,000	8.625%—02/01/2020[2]	11,275
	Plains Exploration & Production Co.
4,200	6.125%—06/15/2019	4,210
4,500	6.750%—02/01/2022	4,545
4,975	7.625%—06/01/2018-04/01/2020	5,278

		14,033

	QEP Resources Inc.
400	5.375%—10/01/2022	422
	Regency Energy Partners LP
4,250	5.500%—04/15/2023	4,441
4,350	6.500%—07/15/2021	4,742
10,000	6.875%—12/01/2018	10,800

		19,983

	Seadrill Ltd.
11,000	5.625%—09/15/2017[2]	11,055
	Sesi LLC
10,450	7.125%—12/15/2021	11,704
	Suburban Propane Partners LP
6,784	7.375%—08/01/2021[2]	7,293
5,066	7.500%—10/01/2018	5,471

		12,764

	Unit Corp.
1,250	6.625%—05/15/2021	1,281
7,840	6.625%—05/15/2021[2]	8,036

		9,317

	Vanguard Natural Resources LLC
8,950	7.875%—04/01/2020	9,140

		273,987

PAPER & FOREST PRODUCTS—0.6%
	Cascades Inc.
8,725	7.750%—12/15/2017	9,249
	Graphic Package International Inc.
3,000	7.875%—10/01/2018	3,330
1,000	9.500%—06/15/2017	1,097

		4,427

		13,676

PHARMACEUTICALS—1.9%
	Mylan Inc.
10,750	6.000%—11/15/2018[2]	11,503
	Valeant Pharmaceuticals International
2,000	6.375%—10/15/2020[2]	2,110
1,800	6.500%—07/15/2016[2]	1,903
9,050	6.750%—10/01/2017[2]	9,751
4,850	6.875%—12/01/2018[2]	5,196

		18,960

	VPI Escrow Corp.
6,500	6.375%—10/15/2020[2]	6,874
	Warner Chilcott Corp.
6,150	7.750%—09/15/2018	6,519

		43,856

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

PROFESSIONAL SERVICES—0.3%
	FTI Consulting Inc.
$6,600	6.750%—10/01/2020	$7,062
500	7.750%—10/01/2016	516

		7,578

REAL ESTATE INVESTMENT TRUSTS (REITs)—0.1%
	MPT Operating Partnership LP
2,500	6.875%—05/01/2021	2,712

ROAD & RAIL—0.7%
	Avis Budget Car Rental LLC
3,033	7.750%—05/15/2016	3,124
10,250	8.250%—01/15/2019	11,236
1,750	9.625%—03/15/2018	1,958

		16,318

SPECIALTY RETAIL—2.7%
	Jo-Ann Stores Inc.
5,700	8.125%—03/15/2019[2]	5,764
	Limited Brands Inc.
8,000	5.625%—02/15/2022	8,670
1,500	6.900%—07/15/2017	1,731
1,800	8.500%—06/15/2019	2,189

		12,590

	Michaels Stores Inc.
5,950	7.750%—11/01/2018	6,419
11,250	11.375%—11/01/2016	11,770
1,230	13.000%—11/01/2016[5]	1,283

		19,472

	Penske Automotive Group Inc.
2,850	5.750%—10/01/2022[2]	2,917
	Sally Holdings LLC
2,990	5.750%—06/01/2022	3,211
3,450	6.875%—11/15/2019	3,842

		7,053

	Susser Holdings LLC
2,850	8.500%—05/15/2016	3,064
	Toys R Us Property Co. I LLC
3,200	10.750%—07/15/2017	3,476
	Toys R Us Property Co. II LLC
8,200	8.500%—12/01/2017	8,846
	Yankee Acquisition Corp.
165	8.500%—02/15/2015	167

		63,349

TEXTILES, APPAREL & LUXURY GOODS—0.9%
	Hanesbrands Inc.
8,750	6.375%—12/15/2020	9,592
3,100	8.000%—12/15/2016	3,430

		13,022

TEXTILES, APPAREL & LUXURY GOODS—Continued
	Levi Strauss & Co.
$5,150	6.875%—05/01/2022	$5,375
2,800	7.625%—05/15/2020	3,073

		8,448

		21,470

TRADING COMPANIES & DISTRIBUTORS—0.3%
	H&E Equipment Services Inc.
5,750	7.000%—09/01/2022[2]	6,009

WIRELESS TELECOMMUNICATION SERVICES—1.9%
	Crown Castle International Corp.
5,000	5.250%—01/15/2023[2]	5,194
5,525	7.125%—11/01/2019	6,091
5,000	9.000%—01/15/2015	5,375

		16,660

	Nextel Communications Inc.
2,950	5.950%—03/15/2014	2,961
5,713	7.375%—08/01/2015	5,735

		8,696

	SBA Telecommunications Inc.
3,050	5.750%—07/15/2020[2]	3,183
	Sprint Nextel Corp.
1,900	6.000%—12/01/2016	2,052
4,450	7.000%—03/01/2020[2]	5,173
8,050	7.000%—08/15/2020	8,865

		16,090

		44,629

TOTAL CORPORATE BONDS & NOTES (Cost $1,939,004)		2,045,027

SHORT-TERM INVESTMENTS—5.1%
(Cost $118,299)
REPURCHASE AGREEMENTS
118,299	Repurchase Agreement with State Street Corp. dated October 31, 2012 due November 01, 2012 at 0.010% collateralized by U.S. Treasury Notes (market value $120,666)	118,299

TOTAL INVESTMENTS—99.8% (Cost $2,223,859)		2,333,246

CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		3,681

TOTAL NET ASSETS—100.0%		$2,336,927

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2012 (as disclosed in the preceding Portfolios of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2011 or October 31, 2012, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

1	Variable rate security. The stated rate represents the rate in effect at October 31, 2012.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2012, these securities were valued at $588,907 or 25% of net assets.

3	Floating rate security. The stated rate represents the rate in effect at October 31, 2012.

4	Zero coupon bond.

5	Step coupon security.

The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment

Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

William Gross, CFA

Since 1987

PIMCO has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE
CHARACTERISTICS

Intermediate bonds with overall portfolio rated high quality

William Gross

Management’s Discussion of

Fund Performance

MARKET REVIEW

Economic policy continued to have a major influence on fixed income markets in fiscal 2012. Global markets advanced as central banks fully committed to monetary easing policies; the European Central Bank, the Federal Reserve, and others took steps to boost liquidity and drive investors into risk assets. In early September the ECB embraced its role as lender of last resort with an objective of maintaining financial stability and controlling debt de-leveraging; this dramatically reduced the potential for negative outcomes over the short term. Meanwhile, the Fed indicated it would maintain a low policy rate through 2015 and committed to purchasing additional agency mortgage-backed securities and continuing its purchases of Treasurys. The benchmark 10-year Treasury note yield closed the fiscal year at 1.72%; that was 45 basis points, or 0.45 percentage point, lower than a year earlier. The Treasury yield curve flattened as long-term yields fell more than short-term yields.

Most fixed income spread sectors outperformed U.S. Treasurys over the fiscal year. Corporate bonds outpaced Treasurys on encouraging U.S. economic data. From a relative standpoint, the Financial sector significantly outperformed the broader corporate sector. Mortgage-backed securities also outperformed Treasurys on a like-duration basis as investor demand for risk assets increased. Emerging market external bonds generally outperformed Treasurys as investor risk appetites increased amid improved U.S. economic data and continued liquidity injections by the ECB. Municipal bonds, both tax-exempt and taxable Build America Bonds, posted positive absolute returns. Demand for Build America Bonds remained strong as this sector continued to provide attractive risk-adjusted yields versus similarly rated corporate bonds.

PERFORMANCE

Harbor Bond Fund outperformed the Barclays U.S. Aggregate Bond Index and continued its longer-term outperformance of the benchmark. The Fund returned 9.34% (Institutional Class) and 9.06% (Administrative Class) for the fiscal year, compared with the benchmark return of 5.25%. The Fund also outperformed the index for the 5 years and 10 years ended October 31.

The following strategies helped returns over the latest fiscal year.

•	An overweight to U.S. duration for most of the period, as Treasury yields fell.

•	Modest interest rate exposure to other developed countries, particularly the United Kingdom, as interest rates in those markets fell.

•	An overweight to mortgage-backed securities, amid strong demand for high-quality bonds offering extra yield over Treasurys.

•	An overweight to Financials, as the sector outpaced the broader corporate market as credit premiums continued to tighten.

•	Exposure to high-yield corporate securities, as the sector outperformed like-duration Treasurys.

•	Modest positions in emerging markets, which outperformed.

•	An allocation to municipal bonds, particularly Build America Bonds, as the sector outperformed like-duration Treasurys.

Harbor Bond Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Federal National Mortgage Association TBA	24.3%
Federal National Mortgage Association	23.7%
U.S. Treasury	18.4%
Federal Home Loan Mortgage Corp.	4.8%
Italy Buoni Poliennali del Tesoro	3.2%
Province of Ontario Canada	2.2%
Wells Fargo & Co.	2.0%
Merrill Lynch & Co. Inc.	1.2%
Federal National Mortgage Association REMIC	1.1%
Italy Certificati DI Credito del Tesoro	1.1%

A below-benchmark weighting in investment-grade corporate bonds was negative for relative performance, as the sector outperformed like-duration Treasuries.

OUTLOOK AND STRATEGY

We expect the global economy to grow at a real rate of 1.5% to 2.0% over the year ahead. Growth will be moderated by efforts to resolve debt overhangs through fiscal restraint. Households and governments will seek to de-lever their balance sheets while the corporate sector remains reluctant to engage its own. Nominal growth could be bolstered by the continued resolve of central banks. The balance of these forces will determine if GDP growth has slowed to stall speed or if a coordinated global slowdown can be averted. The negative effects of austerity measures implemented in the euro zone and the U.K. are reflected in weak growth numbers within the region and in our view strongly point to recessions already underway. Mixed economic data and hope for further stimulus in the U.S. and other economies has allowed for cautious optimism and has tempered market volatility, which had increased during the second quarter of calendar 2012. However, ongoing efforts by policymakers to offer short-term solutions are becoming increasingly ineffective, in our view. Financial markets’ heightened sensitivity to policy-related news reflects acknowledgement of the difficulties that lie ahead in resolving significant structural problems in many economies.

With respect to portfolio strategy, we plan to:

•

Maintain a neutral-to-underweight duration position. Portfolios will emphasize high-quality duration from countries that we view as having the cleanest balance sheets, such as the U.S., Canada, Australia, Brazil, and Mexico.

•

Concentrate on the 6—10 year portion of the yield curve, where we see superior opportunities for roll-down and price appreciation compared to those available at the short end, where potential rate rises and volatility are constrained by Fed intervention.

•

Continue to take advantage of relative value opportunities across mortgage coupons. We plan to hold non-agency mortgages and commercial mortgage-backed securities that have senior positions in the capital structure and are an additional source of attractive yield.

•

Remain cautious toward companies overly dependent on revenue from regions that are in the earlier stages of de-leveraging cycles, such as Europe. We do, however, continue to assess and refine our Financials sector exposure both due to industry developments and from a valuation perspective given the outperformance of this sector in 2012.

•	Continue to find value in high-quality municipal bonds; we retain our preference for essential service revenue bonds such as water and sewer, power, and airports.

•

Retain exposure to corporate and quasi-sovereign bonds in select countries that we view as having strong fundamentals and high-quality balance sheets such as Brazil and Mexico. We also plan to maintain exposure to rates in these countries that have relatively high nominal and real local interest rates and steep yield curves with the potential to capture roll-down. We expect emerging markets to continue to outpace developed markets over the secular horizon.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Bond Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2014

Cusip	411511108

Ticker	HABDX

Inception Date	12/29/1987

Net Expense Ratio	0.54%[a]

Total Net Assets (000s)	$7,748,277

ADMINISTRATIVE CLASS

Fund #	2214

Cusip	411511686

Ticker	HRBDX

Inception Date	11/01/2002

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$165,468

a	Reflective of a contractual fee waiver effective through February 28, 2013.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	3.33%	3.64%

Yield to Maturity	2.56%	1.70%

Current 30-Day Yield (Institutional Class)	3.08%	3.32%

Weighted Average Maturity	6.34 years	6.92 years

Weighted Average Duration	4.58 years	4.71 years

Portfolio Turnover Rate (Year Ended 10/31/2012)	473%	N/A

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.00%

>1 to 5	61.26%

>5 to 10	24.69%

>10 to 15	11.92%

>15 to 20	1.83%

>20 to 25	0.63%

>25 yrs.	-0.32%

Harbor Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of the Barclays U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Bond Fund
Institutional Class	9.34%	7.97%	6.53%	12/29/1987	$18,831
Comparative Index
Barclays U.S. Aggregate Bond Index	5.25%	6.38%	5.39%	—	$16,910

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of the Barclays U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Bond Fund
Administrative Class	9.06%	7.71%	6.27%	11/01/2002	$18,376
Comparative Index
Barclays U.S. Aggregate Bond Index	5.25%	6.38%	5.39%	—	$16,910

As stated in the Fund’s current prospectus, the expense ratios were 0.55% (Net) and 0.57% (Gross) (Institutional Class) and 0.80% (Net) and 0.82% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver until 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—October 31, 2012

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of -16.1%)

ASSET-BACKED SECURITIES—1.9%
Principal Amount (000s)		Value (000s)
	Access Group Inc.
	Series 2008-1 Cl. A
$14,477	1.615%—10/27/2025[1]	$14,715
	Argent Securities Inc.
	Series 2005-W2 Cl.A2C
5,500	0.571%—10/25/2035[1]	4,420
	Asset Backed Funding Certificates
	Series 2005-HE2 Cl. M1
933	0.691%—06/25/2035[1]	926
	Asset Backed Securities Corp. Home Equity
	Series 2003-HE4 Cl. M1
10,892	1.459%—08/15/2033[1]	9,791
	Bank of America Auto Trust
	Series 2009-2A Cl. A4
18,015	3.030%—10/15/2016[2]	18,136
	Bear Stearns Asset Backed Securities Trust
	Series 2005-4 Cl. M1
3,390	0.711%—01/25/2036[1]	3,267
	Countrywide Asset-Backed Certificates
	Series 2001-BC3 Cl. A
249	0.691%—12/25/2031[1]	153
	Series 2005-15 Cl. 1AF3
9,971	5.335%—04/25/2036[3]	9,575

		9,728

	Credit-Based Asset Servicing & Securitization LLC
	Series 2006-CB9 Cl. A1
173	0.271%—11/25/2036[1]	79
	First Franklin Mortgage Loan Trust
	Series 2006-FF10 Cl. A4
2,648	0.361%—07/25/2036[1]	2,285
	GSAA Trust
	Series 2005-8 Cl. A4
8,750	0.481%—06/25/2035[1]	8,195
	Series 2007-9 Cl. A1A
3,863	6.000%—10/25/2047	3,281

		11,476

	GSAMP Trust
	Series 2007-FM1 Cl. 2A2
165	0.281%—12/25/2036[1]	68
	Home Equity Asset Trust
	Series 2005-2 Cl. M4
$5,000	0.911%—07/25/2035[1]	$4,029
	HSBC Home Equity Loan Trust
	Series 2007-1 Cl. AS
4,959	0.411%—03/20/2036[1]	4,768
	Long Beach Mortgage Loan Trust
	Series 2004-4 Cl. 1A1
111	0.771%—10/25/2034[1]	96
	Magnolia Funding Ltd.
	Series 2010-1A Cl. A1
€1,360	3.000%—04/20/2017[2]	1,762	[x]
	Merrill Lynch Mortgage Investors Inc.
	Series 2005-FM1 Cl. A1B
$1,318	0.531%—05/25/2036[1]	1,307
	Mid-State Trust
	Series 2004-1 Cl. A
2,165	6.005%—08/15/2037	2,305
	Morgan Stanley ABS Capital I
	Series 2007-HE1 Cl. A2C
3,250	0.361%—11/25/2036[1]	1,458
	Morgan Stanley Dean Witter Capital I
	Series 2002-HE1 Cl. M1
5,053	1.111%—07/25/2032[1]	4,162
	Park Place Securities Inc.
	Series 2005-WCW3 Cl. M1
9,700	0.691%—08/25/2035[1]	7,454
	Ramp Trust
	Series 2004-RS8 Cl. MII1
2,084	1.111%—08/25/2034[1]	1,763
	Securitized Asset Backed Receivables LLC Trust
	Series 2007-HE1 Cl. 2A2
952	0.000%—12/25/2036*[1]	243
	SG Mortgage Securities Trust
	Series 2006-OPT2 Cl. A3D
6,900	0.421%—10/25/2036[1]	3,017
	SLM Student Loan Trust
	Series 2009-CT Cl. 1A
2,319	2.350%—04/15/2039[1,2]	2,336
	Series 2010-C Cl. A2
1,900	2.864%—12/16/2019[1,2]	1,927

		4,263

	Small Business Administration Participation Certificates
	Series 2003-20I Cl.1
339	5.130%—09/01/2023	377
	Series 2009-20A Cl.1
7,548	5.720%—01/01/2029	8,789
	Series 2008-20H Cl.1
19,160	6.020%—08/01/2028	22,428
	Series 2001-20A Cl.1
521	6.290%—01/01/2021	577

		32,171

	Soundview Home Equity Loan Trust
	Series 2006-WF2 Cl. A1
6,373	0.341%—12/25/2036[1]	5,713

TOTAL ASSET-BACKED SECURITIES (Cost $143,211)		149,402

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

BANK LOAN OBLIGATIONS—0.2%
Principal Amount (000s)		Value (000s)
	Petroleum Export V Limit
	Term Loan B
$1,077	3.468%—12/20/2012[3]	$1,050
	Springleaf Financial Funding Co.
	Term Loan B
16,800	5.500%—05/10/2017[3]	16,611

TOTAL BANK LOAN OBLIGATIONS (Cost $17,806)		17,661

CERTIFICATES OF DEPOSIT—0.5%
(Cost $39,999)
	Intesa Sanpaolo SpA
40,000	2.375%—12/21/2012	40,001

COLLATERALIZED MORTGAGE OBLIGATIONS—4.3%
	American Home Mortgage Investment Trust
	Series 2004-4 Cl. 4A
1,037	2.641%—02/25/2045[1]	1,002
	Arran Residential Mortgages Funding plc
	Series 2010-1A Cl. A1B
€583	1.545%—05/16/2047[1,2]	756
	Series 2010-1A Cl. A2B
11,400	1.745%—05/16/2047[1,2]	15,068

		15,824

	Banc of America Funding Corp.
	Series 2005-D Cl. A1
$1,378	2.620%—05/25/2035[1]	1,435
	Banc of America Large Loan Inc.
	Series 2010-HLTN Cl. HLTN
5,073	1.964%—11/15/2015[1,2]	5,074
	Banc of America Merrill Lynch Commercial Mortgage Inc.
	Series 2007-2 Cl. A4
2,200	5.631%—04/10/2049[3]	2,574
	BCAP LLC Trust
	Series 2011-RR4 Cl. 8A1
7,561	5.250%—02/26/2036[2]	7,583
	Series 2011-RR5 Cl. 5A1
17,636	5.250%—08/26/2037[2]	17,496
	Series 2011-RR5 Cl. 12A1
1,200	5.459%—03/26/2037[2,3]	993

		26,072

	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2003-1 Cl. 6A1
375	2.643%—04/25/2033[1]	380
	Series 2004-10 Cl. 12A3
114	2.843%—01/25/2035[1]	112
	Series 2000-2 Cl. A1
64	2.857%—11/25/2030[1]	66
	Series 2004-1 Cl. 12A5
952	3.008%—04/25/2034[1]	899
	Series 2004-8 Cl. 2A1
3,175	3.081%—11/25/2034[1]	3,021

		4,478

	Bear Stearns Alt-A Trust
	Series 2006-8 Cl. 3A1
2,128	0.371%—02/25/2034[1]	2,010
	Series 2005-4 Cl. 23A1
2,517	2.916%—05/25/2035[1]	2,268
	Series 2005-7 Cl. 22A1
$1,250	3.007%—09/25/2035[1]	$1,013

		5,291

	Bear Stearns Commercial Mortgage Securities
	Series 2005-PWR7 Cl. A3
2,745	5.116%—02/11/2041[3]	2,994
	Series 2007-PW15 Cl. A4
700	5.331%—02/11/2044	783
	Series 2006-PW11 Cl. A4
1,810	5.452%—03/11/2039[3]	2,057
	Series 2007-T26 Cl. A4
2,100	5.471%—01/12/2045[3]	2,453
	Series 2007-PW18 Cl. A4
6,400	5.700%—06/11/2050	7,664
	Series 2007-PW17 Cl. AAB
7,583	5.703%—06/11/2050	8,086
	Series 2006-PW12 Cl. A4
2,410	5.712%—09/11/2038[3]	2,773

		26,810

	Chase Mortgage Finance Corp.
	Series 2005-A1 Cl. 1A1
10,262	5.220%—12/25/2035[1]	10,084
	Series 2006-A1 Cl. 4A1
6,048	5.772%—09/25/2036[1]	5,807

		15,891

	Citigroup/Deutsche Bank Commercial Mortgage Trust
	Series 2007-CD4 Cl. A4
2,600	5.322%—12/11/2049	3,002
	Countrywide Alternative Loan Trust
	Series 2005-59 Cl. 1A1
17,566	0.541%—11/20/2035[1]	11,759
	Series 2005-27 Cl.1A2
1,761	1.554%—08/25/2035[1]	1,336
	Series 2005-20CB Cl. 2A5
7,102	5.500%—07/25/2035	6,534
	Series 2006-36T2 Cl. 1A4
2,794	5.750%—12/25/2036	2,126

		21,755

	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2004-HYB9 Cl. 1A1
3,961	2.726%—02/20/2035[1]	3,633
	Series 2005-HYB9 Cl. 3A2A
739	2.783%—02/20/2036[1]	629
	Series 2004-22 Cl. A3
2,243	2.905%—11/25/2034[1]	2,061
	Series 2007-HY5 Cl. 1A1
3,196	0.000%—09/25/2047*[1]	2,385

		8,708

	Credit Suisse Mortgage Capital Certificates
	Series 2006-C2 Cl. A3
700	5.666%—03/15/2039[3]	790
	DSLA Mortgage Loan Trust
	Series 2006-AR1 Cl. 1A1A
6,315	1.074%—03/19/2046[1]	3,617
	European Loan Conduit
	Series 25X Cl. A
€607	0.495%—05/15/2019[1]	756
	First Horizon Asset Securities Inc.
	Series 2005-AR3 Cl. 2A1
$3,232	2.614%—08/25/2035[1]	3,081

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	Series 2005-AR6 Cl. 4A1
$7,564	5.276%—02/25/2036[1]	$7,410

		10,491

	First Nationwide Trust
	Series 2001-3 Cl. 1A1
3	6.750%—08/21/2031	3
	Greenwich Capital Commercial Funding Corp.
	Series 2005-GG3 Cl. A4
300	4.799%—08/10/2042[3]	323
	Series 2007-GG9 Cl. A4
2,500	5.444%—03/10/2039	2,896

		3,219

	GSR Mortgage Loan Trust
	Series 2005-AR6 Cl. 2A1
6,475	2.659%—09/25/2035[1]	6,540
	Series 2005-AR3 Cl. 3A1
1,533	3.045%—05/25/2035[1]	1,285
	Series 2005-AR7 Cl. 6A1
2,065	5.136%—11/25/2035[1]	2,078

		9,903

	Harborview Mortgage Loan Trust
	Series 2005-2 Cl. 2A1A
535	0.432%—05/19/2035[1]	393
	Series 2005-9 Cl. 2A1A
3,545	0.551%—06/20/2035[1]	3,150
	Series 2004-8 Cl. 2A3
1,818	0.622%—11/19/2034[1]	1,275
	Series 2006-SB1 Cl.A1A
22,374	1.004%—12/19/2036[1]	14,953

		19,771

	Homestar Mortgage Acceptance Corp.
	Series 2004-5 Cl. M3
1,532	1.361%—10/25/2034[1]	769
	Indymac ARM Trust
	Series 2001-H2 Cl. A2
11	1.820%—01/25/2032[1]	10
	Indymac Imsc Mortgage Loan Trust
	Series 2007-F2 Cl. 2A1
4,297	6.500%—07/25/2037	2,642
	Indymac Index Mortgage Loan Trust
	Series 2005-AR31 Cl. 1A1
2,908	2.517%—01/25/2036[1]	2,105
	Series 2007-AR13 Cl.4A1
24,887	2.970%—07/25/2037[1]	13,684

		15,789

	JP Morgan Chase Commercial Mortgage Securities Corp.
	Series 2010-C2 Cl. A3
11,800	4.070%—11/15/2043[2]	13,380
	Series 2006-LDP9 Cl. A3
5,300	5.336%—05/15/2047	6,117
	Series 2007-LDPX Cl. A3
15,100	5.420%—01/15/2049	17,559
	Series 2007-LD12 Cl. A4
1,600	5.882%—02/15/2051[3]	1,903

		38,959

	JPMorgan Mortgage Trust
	Series 2006-S1 Cl. 3A1
2,774	5.500%—04/25/2036	2,791
	JPMorgan Re-REMIC[4]
	Series 2009-7 Cl. 11A1
$213	2.992%—09/27/2036[2,3]	$210
	Merrill Lynch Mortgage Investors Inc.
	Series 2005-A10 Cl. A
1,772	0.421%—02/25/2036[1]	1,506
	Merrill Lynch/Countrywide Commercial Mortgage Trust
	Series 2006-4 A3
2,600	5.172%—12/12/2049[3]	2,972
	Series 2007-6 Cl. A4
1,800	5.485%—03/12/2051[3]	2,065

		5,037

	MLCC Mortgage Investors Inc.
	Series 2005-3 Cl. 4A
373	0.461%—11/25/2035[1]	341
	Morgan Stanley Capital I
	Series 2006-HQ8 Cl. A4
1,200	5.417%—03/12/2044[3]	1,354
	Series 2007-IQ16 Cl. A4
400	5.809%—12/12/2049	479
	Series 2007-IQ15 Cl. A4
12,400	5.880%—06/11/2049[3]	14,635

		16,468

	Morgan Stanley Re-REMIC Trust[4]
	Series 2009-GG10 Cl. A4A
2,100	5.789%—08/12/2045[2,3]	2,487
	MortgageIT Trust
	Series 2005-4 Cl. A1
3,018	0.491%—10/25/2035[1]	2,468
	Provident Funding Mortgage Loan Trust
	Series 2005-2 Cl. 3A
11,799	2.911%—10/25/2035[1]	11,624
	Residential Funding Mortgage Securities I
	Series 2006-SA1 Cl. 2A1
631	0.000%—02/25/2036*[1]	502
	Sovereign Commercial Mortgage Securities Trust
	Series 2007-C1 Cl. A2
251	5.947%—07/22/2030[2,3]	256
	Starm Mortgage Loan Trust
	Series 2007-S1 Cl. 1A
2,345	3.031%—01/25/2037[1]	2,085
	Structured Asset Mortgage Investments Inc.
	Series 2005-AR5 Cl. A2
1,924	0.462%—07/19/2035[1]	1,873
	Structured Asset Securities Corp.
	Series 2002-1A Cl. 4A
22	2.584%—02/25/2032[1]	23
	Series 2001-21A Cl. 1A1
27	2.603%—01/25/2032[1]	22

		45

	Wachovia Bank Commercial Mortgage Trust
	Series 2006-WHL7 Cl. A1
4,692	0.304%—09/15/2021[1,2]	4,560
	Series 2007-C32 Cl. A4FL
2,600	0.389%—06/15/2049[1,2]	2,435
	Series 2006-C23 Cl. A5
11,800	5.416%—01/15/2045[3]	13,425
	Series 2007-C31 Cl.A4
2,500	5.509%—04/15/2047	2,908

		23,328

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)			Value (000s)
		Washington Mutual Mortgage Pass Through Certificates
		Series 2005-AR6 Cl. 2A1A
	$1,194	0.441%—04/25/2045[1]	$1,116
		Series 2005-AR13 Cl. A1A1
	573	0.501%—10/25/2045[1]	521
		Series 2006-AR11 Cl.3A1A
	4,852	1.068%—09/25/2046[1]	2,798
		Series 2005-AR7 Cl. A2
	4,449	2.483%—08/25/2035[3]	4,463

			8,898

		Wells Fargo Mortgage Backed Securities Trust
		Series 2006-AR2 Cl. A1
	2,706	2.629%—03/25/2036[3]	2,636
		Series 2006-AR2 Cl. IIA5
	12,748	2.629%—03/25/2036[1]	11,942

			14,578

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $306,089)		339,132

CORPORATE BONDS & NOTES—20.2%
		AES Corp.
	1,300	7.375%—07/01/2021	1,459
		AK Transneft OJSC Via TransCapitalInvest Ltd.
	2,200	8.700%—08/07/2018[2]	2,860
		Allstate Life Global Funding Trusts MTN[5]
	4,600	5.375%—04/30/2013	4,714
		Ally Financial Inc.
	4,600	3.638%—02/11/2014[1]	4,734
	1,000	3.779%—06/20/2014[1]	1,027
	1,000	4.500%—02/11/2014	1,032
	200	4.625%—06/26/2015	208
	19,600	5.500%—02/15/2017	20,760
	200	6.750%—12/01/2014	217
	7,100	7.500%—09/15/2020	8,396
	8,000	8.000%—11/01/2031	9,560
	8,500	8.300%—02/12/2015	9,543

			55,477

		Altria Group Inc.
	2,196	9.700%—11/10/2018	3,136
		American Express Bank FSB
	8,800	6.000%—09/13/2017	10,721
		American Express Bank FSB MTN[5]
	6,500	5.500%—04/16/2013	6,651
		American Express Centurion Bank MTN[5]
	9,500	6.000%—09/13/2017	11,574
		American Express Co.
	5,700	7.000%—03/19/2018	7,238
		American Express Credit Corp. MTN[5]
	4,400	5.875%—05/02/2013	4,518
		American International Group Inc.
	4,500	4.875%—06/01/2022	5,085
	5,600	5.050%—10/01/2015	6,180
	2,900	6.250%—03/15/2087	3,009
	1,500	6.400%—12/15/2020	1,845
	€3,776	6.797%—11/15/2017	5,884
	8,300	8.000%—05/22/2068[3]	12,455
	$1,200	8.250%—08/15/2018	1,563
	£650	8.625%—05/22/2068[3]	1,246

			37,267

		American International Group Inc. MTN[5]
CAD$	2,000	4.900%—06/02/2014	$2,063
	€4,000	5.000%—06/26/2017	5,795
	$300	5.450%—05/18/2017	344
	2,100	5.850%—01/16/2018	2,459
	£682	6.765%—11/15/2017	1,292

			11,953

		Amgen Inc.
	$1,700	3.625%—05/15/2022	1,831
	24,000	6.900%—06/01/2038	32,747

			34,578

		ANZ National International Ltd.
	6,200	6.200%—07/19/2013[2]	6,434
		Australia & New Zealand Banking Group Ltd. MTN[5]
	14,900	2.125%—01/10/2014[2]	15,094
		Banco Santander Brasil SA
	12,800	4.250%—01/14/2016[2]	13,296
		Banco Santander Brasil SA MTN[5]
	1,300	4.500%—04/06/2015[2]	1,349
		Banco Santander Chile
	5,300	1.921%—01/19/2016[1,2]	5,141
		Bank of America Corp.
	33,200	6.500%—08/01/2016	38,646
		Bank of America Corp. MTN[5]
	2,900	5.650%—05/01/2018	3,380
		Bank of China Hong Kong Ltd.
	2,200	5.550%—02/11/2020[2]	2,499
		Bank of India/London MTN[5]
	2,100	4.750%—09/30/2015	2,207
		Bank of Montreal
	4,700	2.850%—06/09/2015[2]	4,982
		Bank of Nova Scotia
	5,200	1.650%—10/29/2015[2]	5,365
	500	1.950%—01/30/2017[2]	523

			5,888

		Banque PSA Finance SA
	10,700	2.254%—04/04/2014[1,2]	10,498
		Barclays Bank plc
	2,400	2.375%—01/13/2014	2,449
		BBVA Bancomer SA
	2,800	4.500%—03/10/2016[2]	2,982
	5,700	6.500%—03/10/2021[2]	6,534

			9,516

		BBVA US Senior SAU
	34,200	2.562%—05/16/2014[1]	33,780
		Bear Stearns Companies LLC
	4,971	6.400%—10/02/2017	5,996
		BM & FBovespa SA
	2,000	5.500%—07/16/2020[2]	2,325
		BNP Paribas
	9,600	5.186%—06/29/2049[2,3,6]	9,024
		BPCE SA
	2,100	2.375%—10/04/2013[2]	2,107
		Braskem Finance Ltd.
	2,400	5.750%—04/15/2021[2]	2,670
		Cameron International Corp.
	7,100	1.351%—06/02/2014[1]	7,099

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
	Caterpillar Inc.
$25,600	0.605%—05/21/2013[1]	$25,648
	CIT Group Inc.
1,900	5.250%—04/01/2014[2]	1,981
	Citigroup Inc.
7,700	1.285%—02/15/2013[1]	7,714
8,400	1.790%—01/13/2014[1]	8,482
6,000	2.438%—08/13/2013[1]	6,072
28,400	5.500%—04/11/2013	29,002
1,100	5.850%—07/02/2013	1,137
5,600	6.125%—08/25/2036	6,221

		58,628

	Citigroup Inc. MTN[5]
€2,000	0.850%—05/31/2017[3]	2,373
	Comcast Corp.
$1,200	6.450%—03/15/2037	1,585
	Corp Nacional del Cobre de Chile
500	6.150%—10/24/2036[2]	649
4,000	7.500%—01/15/2019[2]	5,183

		5,832

	Credit Suisse
4,300	2.200%—01/14/2014	4,372
	CSN Islands XI Corp.
2,500	6.875%—09/21/2019	2,881
8,200	6.875%—09/21/2019[2]	9,451

		12,332

	CSN Resources SA
2,900	6.500%—07/21/2020[2]	3,277
	CVS Pass-Through Trust
713	6.943%—01/10/2030	904
	Daimler Finance North America LLC
5,100	1.599%—09/13/2013[1,2]	5,136
	Dexia Credit Local New York
49,500	0.814%—03/05/2013[1,2]	49,212
	Dexia Credit Local SA
23,000	0.793%—04/29/2014[1,2]	22,668
	DNB Bank ASA
2,000	3.200%—04/03/2017[2]	2,111
	Dragon 2012 LLC
981	1.972%—03/12/2024	1,006
	Ecopetrol SA
3,600	7.625%—07/23/2019	4,689
	El Paso Corp. MTN[5]
200	8.050%—10/15/2030	241
	Electricite de France NT
5,100	5.500%—01/26/2014[2]	5,394
3,300	6.950%—01/26/2039[2]	4,635

		10,029

	Enel Finance International NV
11,400	6.250%—09/15/2017[2]	12,714
	ENN Energy Holdings Ltd.
1,200	6.000%—05/13/2021[2]	1,397
	Export-Import Bank of Korea
2,300	4.000%—01/29/2021	2,504
12,300	4.125%—09/09/2015	13,232
3,700	5.125%—06/29/2020	4,330

		20,066

	Fifth Third Bancorp
$21,900	8.250%—03/01/2038	$31,854
	Ford Motor Credit Co. LLC
1,200	2.750%—05/15/2015	1,224
900	5.875%—08/02/2021	1,038
9,000	7.000%—04/15/2015	10,035
2,200	8.000%—12/15/2016	2,670
900	12.000%—05/15/2015	1,116

		16,083

	Gazprom OAO Via Gaz Capital SA
500	5.092%—11/29/2015[2]	537
900	6.212%—11/22/2016[2]	1,006
1,400	8.125%—07/31/2014	1,536

		3,079

	Gazprom OAO Via RBS AG
200	9.625%—03/01/2013	205
	Gazprom Via Gazprom International SA
64	7.201%—02/01/2020	72
	Gazprom Via White Nights Finance BV MTN[5]
1,900	10.500%—03/08/2014-03/25/2014	2,113
	General Electric Capital Corp.
€14,500	5.500%—09/15/2067[2,3]	18,691
	General Electric Capital Corp. MTN[5]
$37,200	6.875%—01/10/2039	51,579
	Gerdau Holdings Inc.
3,000	7.000%—01/20/2020	3,559
10,700	7.000%—01/20/2020[2]	12,693

		16,252

	Gerdau Trade Inc.
2,100	5.750%—01/30/2021[2]	2,352
	Glen Meadows Pass Through Trust
5,700	6.505%—02/12/2067[2,3]	5,244
	Goldman Sachs Group Inc.
8,400	1.313%—02/07/2014[1]	8,434
22,200	5.950%—01/18/2018	25,879
5,900	6.150%—04/01/2018	6,917

		41,230

	GTL Trade Finance Inc.
1,500	7.250%—10/20/2017	1,755
2,000	7.250%—10/20/2017[2]	2,340

		4,095

	HCA Inc.
1,000	6.500%—02/15/2020	1,108
	Hewlett-Packard Co.
29,700	0.711%—05/24/2013[1]	29,675
	HSBC Bank plc
4,600	2.000%—01/19/2014[2]	4,641
	HSBC Holdings plc
1,700	6.500%—05/02/2036	2,088
	ICICI Bank Ltd.
13,500	5.500%—03/25/2015	14,336
	ING Bank NV
10,000	4.000%—03/15/2016[2]	10,617
	International Lease Finance Corp.
1,700	5.750%—05/15/2016	1,804
9,000	6.500%—09/01/2014[2]	9,720
4,600	6.750%—09/01/2016[2]	5,221

		16,745

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
	International Lease Finance Corp. MTN[5]
$3,000	6.375%—03/25/2013	$3,064
	Intesa Sanpaolo SpA
10,400	2.831%—02/24/2014[1,2]	10,258
	JP Morgan Chase & Co.
9,700	3.150%—07/05/2016	10,279
6,200	7.900%—04/29/2049[3,6]	7,167

		17,446

	JP Morgan Chase Bank NA
7,000	6.000%—10/01/2017	8,288
	KeyCorp. MTN[5]
2,300	6.500%—05/14/2013	2,372
	LBG Capital No. 1 plc
€10,900	7.625%—10/14/2020	13,641
£2,700	7.869%—08/25/2020	4,372

		18,013

	LBG Capital No. 1 plc MTN[5]
$800	8.500%—12/29/2049[2,3,6]	744
	Merrill Lynch & Co. Inc.
12,700	0.863%—05/02/2017[1]	11,877
	Merrill Lynch & Co. Inc. MTN[5]
€8,400	0.590%—05/30/2014[1]	10,718
25,000	0.655%—07/22/2014[1]	31,932
$5,100	5.450%—02/05/2013	5,162
5,100	6.400%—08/28/2017	6,020
17,400	6.875%—04/25/2018	21,033

		74,865

	MetLife Inc.
1,600	6.400%—12/15/2066	1,747
	Monumental Global Funding Ltd.
3,400	5.500%—04/22/2013[2]	3,478
	Morgan Stanley
5,000	0.820%—10/15/2015[1]	4,824
7,700	2.937%—05/14/2013[1]	7,776

		12,600

	Murray Street Investment Trust I
7,000	4.647%—03/09/2017[7]	7,603
	National Australia Bank Ltd.
38,200	1.067%—04/11/2014[1,2]	38,441
5,100	5.350%—06/12/2013[2]	5,241

		43,682

	National Bank of Canada
1,300	2.200%—10/19/2016[2]	1,372
	Nationwide Building Society MTN[5]
9,500	6.250%—02/25/2020[2]	11,130
	Noble Group Ltd.
4,800	6.750%—01/29/2020[2]	5,181
	Noble Group Ltd. MTN[5]
2,100	4.875%—08/05/2015[2]	2,213
	Nordea Bank AB
2,100	2.125%—01/14/2014[2]	2,129
	Novatek Finance Ltd.
2,300	5.326%—02/03/2016[2]	2,473
	Odebrecht Drilling Norbe VIII/IX Ltd.
4,850	6.350%—06/30/2021	5,589
6,208	6.350%—06/30/2021[2]	7,155

		12,744

	Pacific LifeCorp
$2,300	6.000%—02/10/2020[2]	$2,550
	Peabody Energy Corp.
1,500	7.875%—11/01/2026	1,612
	Pernod-Ricard SA
12,700	5.750%—04/07/2021[2]	15,407
	Petrobras International Finance Co.
20,300	5.375%—01/27/2021	23,063
	Petroleos Mexicanos
1,800	5.500%—06/27/2044	1,972
	Pricoa Global Funding I
5,200	0.564%—09/27/2013[1,2]	5,187
	Principal Life Income Funding Trusts MTN[5]
4,100	5.300%—04/24/2013	4,195
6,400	5.550%—04/27/2015	7,120

		11,315

	Qtel International Finance Ltd.
400	3.375%—10/14/2016[2]	423
700	4.750%—02/16/2021[2]	792

		1,215

	Ras Laffan Liquefied Natural Gas Co. Ltd. III
2,600	5.500%—09/30/2014	2,824
1,800	5.838%—09/30/2027[2]	2,183

		5,007

	Rohm and Haas Co.
2,500	6.000%—09/15/2017	2,994
	Royal Bank of Scotland Group plc
5,700	7.640%—03/29/2049[3,6]	4,831
	Royal Bank of Scotland plc MTN[5]
1,300	4.875%—08/25/2014[2]	1,381
	Santander Issuances SA Unipersonal
£19,050	7.300%—07/27/2019[3]	29,866
	SLM Corp. MTN[5]
€5,450	0.582%—06/17/2013[1]	6,994
$10,900	0.615%—01/27/2014[1]	10,720

		17,714

	Southern Gas Networks plc MTN[5]
£9,800	0.819%—10/21/2015[1]	14,840	[x]
	Springleaf Finance Corp. MTN[5]
$1,600	5.400%—12/01/2015	1,504
	SSIF Nevada LP
62,500	1.040%—04/14/2014[1,2]	62,786
	State Bank of India
8,100	4.500%—07/27/2015[2]	8,525
	State Street Capital Trust IV
700	1.389%—06/01/2077[1]	540
	Stone Street Trust
16,400	5.902%—12/15/2015[2]	17,203
	Sumitomo Mitsui Banking Corp.
8,000	1.950%—01/14/2014[2]	8,103
	Sydney Airport Finance Co. Pty Ltd.
1,200	5.125%—02/22/2021[2]	1,334
	TNK-BP Finance SA MTN[5]
3,100	7.500%—07/18/2016	3,549
	UAL 2009-1 Pass Through Trust
1,674	10.400%—05/01/2018	1,924

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)
		UBS AG
	$1,100	1.313%—01/28/2014[1]	$1,103
		UBS AG MTN[5]
	3,900	5.750%—04/25/2018	4,608
	3,200	5.875%—12/20/2017	3,791

			8,399

		UFJ Finance Aruba AEC
	200	6.750%—07/15/2013	208
		Union Pacific Corp.
	7,500	4.163%—07/15/2022	8,556
		UnitedHealth Group Inc.
	3,700	4.875%—02/15/2013	3,744
		Vale Overseas Ltd.
	900	6.250%—01/23/2017	1,047
	4,000	6.875%—11/21/2036-11/10/2039	4,960

			6,007

		Verizon Communications Inc.
	400	5.250%—04/15/2013	409
		Vesey Street Investment Trust I
	2,200	4.404%—09/01/2016[7]	2,386
		Wachovia Corp.
	1,600	5.625%—10/15/2016	1,865
		Waha Aerospace BV
	2,000	3.925%—07/28/2020[2]	2,177
		Wells Fargo & Co.
	135,800	7.980%—03/29/2049[3,6]	161,093
		Westpac Banking Corp.
	1,000	0.814%—07/16/2014[1,2]	1,006
	5,100	3.585%—08/14/2014[2]	5,372

			6,378

	TOTAL CORPORATE BONDS & NOTES (Cost $1,461,106)		1,594,812

FOREIGN GOVERNMENT OBLIGATIONS—11.2%
		Banco Nacional de Desenvolvimento Economico e Social
	€2,300	4.125%—09/15/2017[2]	3,184
		Brazil Notas do Tesouro Nacional Série F
R$	3,077	10.000%—01/01/2014-01/01/2021	1,643
		Canada Housing Trust No. 1
CAD$	3,400	2.650%—03/15/2022[2]	3,522
	4,000	3.800%—06/15/2021[2]	4,525

			8,047

		Indian Oil Corp. Ltd.
	$7,400	4.750%—01/22/2015	7,781
		Italy Buoni Poliennali del Tesoro
	€42,900	2.500%—03/01/2015	55,543
	15,700	3.000%—04/01/2014-11/01/2015	20,525
	7,800	3.500%—06/01/2014	10,321
	23,800	3.750%—08/01/2015-08/01/2016	31,539
	7,300	4.000%—02/01/2017	9,682
	14,300	4.250%—07/01/2014-08/01/2014	19,161
	17,600	4.500%—07/15/2015	23,812
	34,500	4.750%—09/15/2016-06/01/2017	46,979
	25,500	6.000%—11/15/2014	35,449

			253,011

		Italy Buoni Poliennali Del Tesoro
	€4,360	2.100%—09/15/2021[8]	$5,156
		Italy Certificati DI Credito del Tesoro
	67,000	2.527%—09/30/2014[9]	82,882
		Korea Development Bank
	$18,600	4.375%—08/10/2015	20,095
		Korea Housing Finance Corp.
	2,200	4.125%—12/15/2015[2]	2,377
		Mexican Bonos
MEX$	57,800	6.000%—06/18/2015	4,535
	88,500	6.250%—06/16/2016	7,038
	648,900	10.000%—12/05/2024	68,816

			80,389

		Mexico Government International Bond MTN[5]
	€4,400	4.250%—07/14/2017	6,314
		Panama Government International Bond
	$1,400	7.250%—03/15/2015	1,603
		Petroleos Mexicanos
	17,700	5.500%—01/21/2021	20,753
	9,400	6.000%—03/05/2020	11,327
	20,100	8.000%—05/03/2019	26,532

			58,612

		Province of British Columbia Canada
CAD$	600	3.250%—12/18/2021	637
	1,400	4.300%—06/18/2042	1,660

			2,297

		Province of Ontario Canada
	$7,600	1.650%—09/27/2019	7,615
CAD$	25,000	1.900%—09/08/2017	25,061
	$6,400	3.000%—07/16/2018	7,002
CAD$	35,600	3.150%—06/02/2022	36,898
	$41,800	4.000%—10/07/2019-06/02/2021	46,683
CAD$	16,100	4.200%—03/08/2018-06/02/2020	18,116
	8,000	4.300%—03/08/2017	8,854
	10,600	4.400%—06/02/2019-04/14/2020	12,139
	4,000	4.600%—06/02/2039	4,810
	6,100	4.700%—06/02/2037	7,368

			174,546

		Province of Ontario Canada MTN[5]
	2,400	5.500%—06/02/2018	2,834
		Province of Quebec Canada
	$31,800	3.500%—07/29/2020-12/01/2022	33,580
CAD$	26,300	4.250%—12/01/2021	29,509
	8,000	4.500%—12/01/2016-12/01/2020	9,068

			72,157

		Province of Quebec Canada MTN[5]
	4,200	4.500%—12/01/2018	4,758
		Russian Foreign Bond—Eurobond
	$5,200	3.250%—04/04/2017[2]	5,535
		Spain Government Bond
	€22,600	3.150%—01/31/2016	28,824
	1,900	3.300%—10/31/2014	2,477
	2,300	3.400%—04/30/2014	3,016
	3,500	4.000%—07/30/2015	4,614
	7,100	4.250%—10/31/2016	9,266
	4,400	4.400%—01/31/2015	5,867

			54,064

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	Spain Letras del Tesoro
€9,700	2.652%—09/20/2013[9]	$12,248
21,700	2.706%—04/16/2014[9]	27,007

		39,255

	Vnesheconombank Via VEB Finance plc
$2,600	5.450%—11/22/2017[2]	2,860

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $860,279)		889,400

MORTGAGE PASS-THROUGH—47.8%
	Federal Home Loan Mortgage Corp.
32	2.335%—06/01/2024[1]	35
64,859	4.500%—04/01/2040-07/01/2041	69,918
345	5.098%—08/01/2035[1]	372
6,088	5.500%—02/01/2038-07/01/2038	6,694
31,313	6.000%—07/01/2016-05/01/2040	34,518

		111,537

	Federal Home Loan Mortgage Corp. REMIC[4]
5,011	0.364%—07/15/2019-08/15/2019[1]	5,018
1,857	0.514%—05/15/2036[1]	1,863
110	0.664%—11/15/2030[1]	111
178	8.000%—08/15/2022	205
35	9.000%—12/15/2020	38

		7,235

	Federal Home Loan Mortgage Corp. Structured Pass Through Securities
	Series T-63 Cl. 1A1
260	1.348%—02/25/2045[1]	253
	Series E3 Cl. A
711	3.176%—08/15/2032[1]	743

		996

	Federal Housing Authority Project
38	7.400%—02/01/2021	37	[x]
2,082	7.450%—05/01/2021	2,054	[x]

		2,091

	Federal National Mortgage Association
758	1.548%—10/01/2040[1]	778
5,300	2.310%—08/01/2022	5,450
11,700	2.475%—04/01/2019	12,460
3,050	2.729%—08/01/2035[1]	3,269
4,348	2.840%—06/01/2035[1]	4,662
6,000	2.870%—09/01/2027	6,051
45,000	3.000%—07/01/2021-10/01/2042	47,326
492	3.330%—11/01/2021	540
29,267	3.500%—09/01/2025-10/01/2026	31,083
74,561	4.000%—12/01/2014-02/01/2042	79,917
810,622	4.500%—04/01/2013-07/01/2042	878,440
43,089	5.000%—07/01/2030-10/01/2041	47,386
403	5.013%—05/01/2035[1]	434
215,031	5.500%—02/01/2023-06/01/2040	236,565
269,883	6.000%—07/01/2016-09/01/2040	299,998
	Series 2003-W1 Cl. 1A1
388	6.202%—12/25/2042[3]	476

		1,654,835

	Federal National Mortgage Association REMIC[4]
	Series 2007-30 Cl. AF
3,913	0.521%—04/25/2037[1]	3,932
	Series 2005-75 Cl. FL
7,941	0.661%—09/25/2035[1]	7,994
	Series 2009-106 Cl. FA
$10,017	0.961%—01/25/2040[1]	$10,179
	Series 2006-5 Cl. 3A2
298	2.693%—05/25/2035[1]	316
	Series 2011-98 ZL
57,968	3.500%—10/25/2041	60,659
	Series 2003-25 Cl. KP
1,947	5.000%—04/25/2033	2,161

		85,241

	Federal National Mortgage Association TBA [10]
156,000	2.500%—11/19/2027	163,312
354,000	3.000%—11/01/2026-12/01/2099	372,758
727,000	3.500%—11/19/2027-12/12/2042	773,964
349,000	4.000%—11/19/2027-12/01/2099	373,635
64,000	4.500%—11/01/2041-12/01/2099	69,017
59,500	5.000%—11/01/2041-12/12/2042	64,920
92,000	5.500%—11/01/2041	100,884

		1,918,490

	Government National Mortgage Association II
1,091	1.625%—03/20/2017-02/20/2032[1]	1,139
46	1.750%—05/20/2024[1]	48
297	2.000%—08/20/2022-10/20/2025[1]	310
36	2.500%—12/20/2024[1]	38

		1,535

TOTAL MORTGAGE PASS-THROUGH (Cost $3,720,862)		3,781,960

MUNICIPAL BONDS—5.2%
	Buckeye Tobacco Settlement Financing Authority
2,800	5.875%—06/01/2030	2,431
	California Infrastructure & Economic Development Bank
2,200	6.486%—05/15/2049	2,708
	California State
2,200	5.650%—04/01/2039[3]	2,245
7,800	7.500%—04/01/2034	10,521
5,300	7.550%—04/01/2039	7,398
5,800	7.600%—11/01/2040	8,194
5,000	7.950%—03/01/2036	5,993

		34,351

	California State University
3,900	6.434%—11/01/2030	4,658
	Chicago Transit Authority
2,500	6.200%—12/01/2040	2,834
800	6.300%—12/01/2021	909
11,200	6.899%—12/01/2040	13,438

		17,181

	Clark County Nevada
19,000	6.350%—07/01/2029	20,704
	Clark County Nevada Airport System Revenue
4,200	6.820%—07/01/2045	5,966
	Denver Public Schools
39,000	7.017%—12/15/2037	52,363
	Energy Northwest
10,000	2.803%—07/01/2021	10,250
	Los Angeles California Unified School District
12,800	6.758%—07/01/2034	17,017

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

MUNICIPAL BONDS—Continued
Principal Amount (000s)		Value (000s)
	Los Angeles City CA Wastewater System Revenue
$2,000	5.713%—06/01/2039	$2,351
	Los Angeles Department of Water & Power
2,700	6.603%—07/01/2050	3,934
	New York City Municipal Water Finance Authority
17,030	5.000%—06/15/2044	19,321
1,000	6.011%—06/15/2042	1,365

		20,686

	New York City NY
10,000	5.000%—10/01/2036	11,443
49,100	6.246%—06/01/2035	57,643

		69,086

	North Las Vegas City NV
24,000	6.572%—06/01/2040	27,032
	Orange County Local Transportation Authority
39,400	6.908%—02/15/2041	55,192
	Public Power Generation Agency
600	7.242%—01/01/2041	716
	San Antonio City TX Water System Revenue
3,400	4.750%—05/15/2037	3,624
	State of Wisconsin
2,400	5.050%—05/01/2018	2,780
	University of California
35,770	4.858%—05/15/2112	37,512
15,700	6.270%—05/15/2031	18,179

		55,691

TOTAL MUNICIPAL BONDS (Cost $339,541)		408,721

PREFERRED STOCKS—0.2%
(Cost $16,250)

Shares
CONSUMER FINANCE—0.2%
650,000	Ally Financial Inc.	16,616

RIGHTS/WARRANTS—0.0%
(Cost $15)
AUTOMOBILES—0.0%
36,000	General Motors Co. Escrow*	—	[y]

U.S. GOVERNMENT AGENCIES—6.2%
Principal Amount (000s)
	Federal Home Loan Mortgage Corp.
$173,100	1.000%—03/08/2017-09/29/2017	174,966
42,700	1.250%—05/12/2017-10/02/2019	43,070
16,800	1.750%—05/30/2019	17,392
4,700	2.375%—01/13/2022	4,936
17,600	3.750%—03/27/2019	20,450
2,100	5.000%—02/16/2017	2,484
5,000	5.500%—08/23/2017	6,108

		269,406

	Federal National Mortgage Association
$17,700	0.875%—08/28/2017-12/20/2017	$17,790
47,100	1.125%—04/27/2017	47,946
87,500	1.250%—01/30/2017	89,724
45,800	5.000%—02/13/2017-05/11/2017	54,213
13,000	5.375%—06/12/2017	15,714

		225,387

TOTAL U.S. GOVERNMENT AGENCIES (Cost $486,586)		494,793

U.S. GOVERNMENT OBLIGATIONS—18.4%
	U.S. Treasury Bonds
31,900	3.125%—11/15/2041-02/15/2042[11]	33,848
	U.S. Treasury Inflation Indexed Bonds[8]
26,493	0.125%—01/15/2022-07/15/2022	29,017
7,971	0.625%—07/15/2021	9,128
59,598	1.125%—01/15/2021	70,553
13,942	1.250%—07/15/2020	16,644
34,304	1.750%—01/15/2028	45,045
53,964	2.000%—01/15/2026	71,739
5,728	2.125%—02/15/2040	8,542
41,519	2.375%—01/15/2025-01/15/2027	57,413
31,434	2.500%—01/15/2029[11]	45,503
7,263	3.625%—04/15/2028	11,688
9,808	3.875%—04/15/2029[11]	16,501

		381,773

	U.S. Treasury Notes
102,700	0.250%—09/15/2015[11]	102,355
44,100	0.250%—10/15/2015	43,938
15,600	0.500%—07/31/2017[11]	15,472
900	0.750%—10/31/2017	902
156,500	0.875%—07/31/2019[11]	154,373
73,300	1.000%—06/30/2019[11]	72,991
328,900	1.000%—08/31/2019-09/30/2019	326,527
28,800	1.125%—05/31/2019	28,946
8,900	1.250%—10/31/2015	9,130
120,500	1.500%—08/31/2018[11]	124,652
133,100	1.625%—08/15/2022	132,393
4,000	1.750%—05/15/2022	4,040
7,900	3.375%—11/15/2019	9,104
13,600	3.500%—02/15/2018	15,512
1,200	3.625%—08/15/2019	1,401

		1,041,736

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $1,408,752)		1,457,357

SHORT-TERM INVESTMENTS—7.8%
CERTIFICATES OF DEPOSIT—0.1%
	Itau Unibanco SA
6,500	1.587%—11/05/2012	6,499

FOREIGN GOVERNMENT OBLIGATIONS—0.8%
	Japan Treasury Discount Bill
3,380,000	0.098%—11/05/2012	42,340
	Mexico Cetes
2,185,400	0.100%—11/22/2012-12/27/2012	16,611

		58,951

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS—6.9%
$23,000	Repurchase Agreement with Barclays dated October 31, 2012 due November 01, 2012 at 0.350% collateralized by Government National Mortgage Association Notes (market value $2,310) and at 0.300% collateralized by U.S. Treasury Inflation Indexed Bonds (market value $21,111)	$23,000
20,000	Repurchase Agreement with BNP Paribas S.A. dated October 31, 2012 due November 01, 2012 at 0.350% collateralized by Government National Mortgage Association Notes (market value $20,710)	20,000
140,000	Repurchase Agreement with HSBC Bank USA N.A. dated October 31, 2012 due November 01, 2012 at 0.380% collateralized by U.S. Treasury Notes (market value $142,822)	140,000
3,900	Repurchase Agreement with Morgan Stanley dated October 31, 2012 due November 01, 2012 at 0.310% collateralized by U.S. Treasury Bonds (market value $3,971)	3,900
250,000	Repurchase Agreement with RBC Capital Markets dated October 31, 2012 due November 01, 2012 at 0.340% collateralized by U.S. Treasury Notes (market value $255,422)	250,000
$105,000	Repurchase Agreement with Royal Bank of Scotland plc dated October 31, 2012 due November 01, 2012 at 0.340% collateralized by U.S. Treasury Notes (market value $106,665)	$105,000
4,891	Repurchase Agreement with State Street Corp. dated October 31, 2012 due November 01, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corp. Notes (market value $4,989)	4,891

		546,791

U.S. GOVERNMENT OBLIGATIONS—0.0%
	U.S. Treasury Bills
703	0.139%—04/04/2013-04/11/2013[11]	703
270	0.155%—05/02/2013[11]	270
500	0.158%—06/27/2013[11]	499
270	0.170%—10/17/2013[11]	269

		1,741

TOTAL SHORT-TERM INVESTMENTS (Cost $614,723)		613,982

TOTAL INVESTMENTS—123.9% (Cost $9,415,219)		9,803,837
CASH AND OTHER ASSETS, LESS LIABILITIES—(23.9)%		(1,890,092)

TOTAL NET ASSETS—100.0%		$7,913,745

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2012

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Interest Rate—3 month (Buy)	107	€26,750	12/15/2014	$22
Euribor Interest Rate—3 month (Buy)	4	1,000	03/16/2015	1
Euro-Bund Futures (Sell)	116	11,600	12/06/2012	(133)
Eurodollar Futures-CME 90 day (Buy)	52	$13,000	06/13/2016	(9)
Eurodollar Futures-CME 90 day (Buy)	3,644	911,000	06/15/2015	1,014
Eurodollar Futures-CME 90 day (Buy)	35	8,750	09/19/2016	(6)
Eurodollar Futures-CME 90 day (Buy)	1,045	261,250	12/14/2015	(54)
Eurodollar Futures-CME 90 day (Buy)	460	115,000	03/14/2016	(35)
Eurodollar Futures-CME 90 day (Buy)	1,953	488,250	03/16/2015	1,279
Eurodollar Futures-CME 90 day (Buy)	188	47,000	09/14/2015	254
U.S. Treasury Note Futures—10 year (Buy)	5,269	526,900	12/19/2012	979

				$3,312

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2012

Description	Number of Contracts	Strike Index/Rate		Expiration Date	Value (000s)
Inflation-Linked Swap Option (Put)	(5,100,000)	215.95	[j]	03/10/2020	$(11)
Inflation-Linked Swap Option (Put)	(14,100,000)	215.95	[j]	03/12/2020	(23)
Inflation-Linked Swap Option (Put)	(33,900,000)	216.69	[j]	04/07/2020	(56)
Inflation-Linked Swap Option (Put)	(15,100,000)	217.97	[j]	09/29/2020	(16)
Inflation-Linked Swap Option (Put)	(15,600,000)	218.01	[j]	10/13/2020	(38)
Interest Rate Swap Option 1 year (Put)	(133,700,000)	1.75%		11/19/2012	—
Interest Rate Swap Option 2 year (Put)	(80,300,000)	1.20		07/11/2013	(29)
Interest Rate Swap Option 2 year (Put)	(347,200,000)	0.92		11/14/2012	—
Interest Rate Swap Option 5 year (Call)	(53,100,000)	0.75		02/19/2013	(93)
Interest Rate Swap Option 5 year (Call)	(47,700,000)	0.75		03/18/2013	(89)
Interest Rate Swap Option 5 year (Call)	(14,200,000)	0.90		01/21/2013	(40)
Interest Rate Swap Option 5 year (Put)	(53,100,000)	1.20		02/19/2013	(107)
Interest Rate Swap Option 5 year (Put)	(60,100,000)	1.20		03/18/2013	(167)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS—Continued

Description	Number of Contracts	Strike Index/Rate	Expiration Date	Value (000s)
Interest Rate Swap Option 5 year (Put)	(81,600,000)	1.75	05/30/2013	$(111)
Interest Rate Swap Option 5 year (Put)	(40,800,000)	2.00	03/18/2013	(12)
Interest Rate Swap Option 5 year (Put)	(14,200,000)	1.10	01/21/2013	(60)
Interest Rate Swap Option 5 year (Put)	(301,200,000)	1.20	03/18/2013	(837)
Interest Rate Swap Option 5 year (Put)	(27,700,000)	1.40	03/18/2013	(42)
Interest Rate Swap Option 7 year (Call)	(32,600,000)	1.15	11/19/2012	(43)
Interest Rate Swap Option 7 year (Put)	(32,600,000)	1.55	11/19/2012	(13)
Interest Rate Swap Option 10 year (Call)	(21,700,000)	1.50	05/30/2013	(135)

Written Options outstanding, at value (premiums received of $7,701)				$(1,922)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2012

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Buy)	Barclays plc	$5,612	$5,600	12/04/2012	$12
Brazilian Real (Buy)	Barclays plc	699	700	02/04/2013	(1)
Brazilian Real (Buy)	HSBC Bank USA N.A.	6,134	6,100	12/04/2012	34
Brazilian Real (Buy)	HSBC Bank USA N.A.	2,597	2,600	02/04/2013	(3)
Brazilian Real (Buy)	HSBC Bank USA N.A.	34,438	34,325	02/04/2013	113
Brazilian Real (Buy)	JP Morgan Chase & Co.	15,022	15,000	12/04/2012	22
Brazilian Real (Buy)	Morgan Stanley & Co. LLC	1,100	1,100	12/04/2012	—
Brazilian Real (Buy)	Morgan Stanley & Co. LLC	1,397	1,400	02/04/2013	(3)
Brazilian Real (Buy)	UBS AG	8,334	8,300	12/04/2012	34
Brazilian Real (Buy)	UBS AG	2,197	2,200	02/04/2013	(3)
Brazilian Real (Buy)	UBS AG	400	400	02/04/2013	—
Brazilian Real (Sell)	HSBC Bank USA N.A.	34,724	34,600	12/04/2012	(124)
Brazilian Real (Sell)	UBS AG	1,478	1,457	12/04/2012	(21)
British Pound Sterling (Buy)	Citigroup Inc.	1,434	1,426	12/04/2012	8
British Pound Sterling (Buy)	Credit Suisse Group AG	578	577	11/02/2012	1
British Pound Sterling (Buy)	Goldman Sachs Group Inc.	52,289	51,979	11/02/2012	310
British Pound Sterling (Buy)	UBS AG	2,246	2,258	11/02/2012	(12)
British Pound Sterling (Sell)	Goldman Sachs Group Inc.	52,283	51,973	12/04/2012	(310)
British Pound Sterling (Sell)	HSBC Bank USA N.A.	55,112	55,292	11/02/2012	180
Canadian Dollar (Buy)	Barclays plc	366	373	12/20/2012	(7)
Canadian Dollar (Buy)	Citigroup Inc.	8,128	8,305	12/20/2012	(177)
Canadian Dollar (Buy)	Royal Bank of Scotland plc	260	267	12/20/2012	(7)
Canadian Dollar (Sell)	Citigroup Inc.	52,165	53,047	12/20/2012	882
Canadian Dollar (Sell)	Deutsche Bank AG	106,043	108,570	12/20/2012	2,527
Canadian Dollar (Sell)	HSBC Bank USA N.A.	90,590	92,987	12/20/2012	2,397
Euro Currency (Buy)	Citigroup Inc.	10,482	10,394	12/17/2012	88
Euro Currency (Buy)	Royal Bank of Scotland plc	1,365	1,362	12/17/2012	3
Euro Currency (Buy)	UBS AG	1,715	1,696	12/17/2012	19
Euro Currency (Sell)	Barclays plc	8,001	7,839	12/17/2012	(162)
Euro Currency (Sell)	Barclays plc	7,848	7,936	12/17/2012	88
Euro Currency (Sell)	BNP Paribas S.A.	7,415	7,361	12/17/2012	(54)
Euro Currency (Sell)	BNP Paribas S.A.	29,014	29,139	12/17/2012	125
Euro Currency (Sell)	BNP Paribas S.A.	4,471	4,530	06/21/2013	59
Euro Currency (Sell)	BNP Paribas S.A.	7,409	7,195	08/14/2013	(214)
Euro Currency (Sell)	BNP Paribas S.A.	3,908	3,790	04/01/2014	(118)
Euro Currency (Sell)	BNP Paribas S.A.	5,605	5,437	06/02/2014	(168)
Euro Currency (Sell)	BNP Paribas S.A.	3,912	3,795	07/01/2014	(117)
Euro Currency (Sell)	BNP Paribas S.A.	3,000	2,911	08/01/2014	(89)
Euro Currency (Sell)	Citigroup Inc.	55,055	54,391	12/17/2012	(664)
Euro Currency (Sell)	Citigroup Inc.	2,997	2,915	04/01/2014	(82)
Euro Currency (Sell)	Credit Suisse Group AG	10,919	10,859	12/17/2012	(60)
Euro Currency (Sell)	Credit Suisse Group AG	4,563	4,438	06/02/2014	(125)
Euro Currency (Sell)	Deutsche Bank AG	9,702	9,746	11/02/2012	44
Euro Currency (Sell)	Goldman Sachs Group Inc.	26,870	26,865	12/17/2012	(5)
Euro Currency (Sell)	HSBC Bank USA N.A.	54,112	52,604	12/17/2012	(1,508)
Euro Currency (Sell)	HSBC Bank USA N.A.	29,397	29,687	12/17/2012	290
Euro Currency (Sell)	JP Morgan Chase & Co.	27,043	27,019	12/17/2012	(24)
Euro Currency (Sell)	Morgan Stanley & Co. LLC	144	144	12/17/2012	—
Euro Currency (Sell)	Royal Bank of Scotland plc	82,232	81,621	12/17/2012	(611)
Euro Currency (Sell)	Royal Bank of Scotland plc	11,865	11,867	12/17/2012	2

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro Currency (Sell)	UBS AG	$110,989	$109,488	12/17/2012	$(1,501)
Euro Currency (Sell)	UBS AG	34,121	32,288	01/31/2013	(1,833)
Euro Currency (Sell)	UBS AG	22,450	21,779	02/28/2013	(671)
Euro Currency (Sell)	UBS AG	32,892	31,938	09/04/2013	(954)
Japanese Yen (Sell)	Barclays plc	32,131	32,718	12/10/2012	587
Japanese Yen (Sell)	Credit Suisse Group AG	29,689	30,327	11/05/2012	638
Japanese Yen (Sell)	JP Morgan Chase & Co.	12,653	12,847	11/05/2012	194
Mexican Peso (Buy)	Barclays plc	29	29	12/03/2012	—
Mexican Peso (Buy)	Citigroup Inc.	420	405	12/03/2012	15
Mexican Peso (Buy)	Credit Suisse Group AG	9	9	12/03/2012	—
Mexican Peso (Buy)	Deutsche Bank AG	45	44	12/03/2012	1
Mexican Peso (Buy)	Goldman Sachs Group Inc.	2,707	2,750	12/03/2012	(43)
Mexican Peso (Buy)	Goldman Sachs Group Inc.	1,921	1,900	12/03/2012	21
Mexican Peso (Buy)	HSBC Bank USA N.A.	4,509	4,572	12/03/2012	(63)
Mexican Peso (Buy)	HSBC Bank USA N.A.	1,444	1,457	04/03/2013	(13)
Mexican Peso (Buy)	JP Morgan Chase & Co.	4,798	4,865	12/03/2012	(67)
Mexican Peso (Buy)	JP Morgan Chase & Co.	2,685	2,605	12/03/2012	80
Mexican Peso (Buy)	Morgan Stanley & Co. LLC	48,477	49,450	12/03/2012	(973)
Mexican Peso (Buy)	Morgan Stanley & Co. LLC	11,616	11,503	12/03/2012	113
Mexican Peso (Buy)	Morgan Stanley & Co. LLC	177	179	04/03/2013	(2)
Mexican Peso (Buy)	UBS AG	22,075	22,503	12/03/2012	(428)
Mexican Peso (Buy)	UBS AG	3,185	3,155	12/03/2012	30
Mexican Peso (Sell)	HSBC Bank USA N.A.	98,003	94,466	12/03/2012	(3,537)
Mexican Peso (Sell)	HSBC Bank USA N.A.	1,463	1,476	12/03/2012	13
Mexican Peso (Sell)	Morgan Stanley & Co. LLC	45,549	46,471	04/03/2013	922
Mexican Peso (Sell)	UBS AG	3,010	2,910	12/03/2012	(100)
Mexican Peso (Sell)	UBS AG	11,496	11,758	04/03/2013	263
Singapore Dollar (Buy)	Barclays plc	20	20	01/25/2013	—

					$(4,739)

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2012

EXCHANGE CLEARED SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.500%	03/18/2016	$138,300	$969
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	4.250	06/15/2041	312,200	(27,157)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750	06/20/2042	38,000	(2,503)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.500	12/19/2042	25,600	(34)

Interest Rate Swaps						$(28,725)

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Dow Jones CDX North America Investment Grade Index Series 18	Buy	1.000%	06/20/2017	0.890%	$(1,256)	$(952)	$206,700	$(304)
CME Group	Dow Jones CDX North America Investment Grade Index Series 19	Buy	1.000	12/20/2017	0.994	(237)	(237)	162,000	—

Credit Default Swaps									$(304)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Barclays plc	Mexica TIIE-Banxico-Bloomberg	Pay	5.600%	09/06/2016	MEX$	526,200	$162
Barclays plc	Mexica TIIE-Banxico-Bloomberg	Pay	5.000	09/13/2017		5,900	(5)
Barclays plc	Mexica TIIE-Banxico-Bloomberg	Pay	5.500	09/13/2017		109,000	52
Goldman Sachs Group Inc.	Mexica TIIE-Banxico-Bloomberg	Pay	5.500	09/13/2017		9,100	5
HSBC Bank USA N.A.	Mexica TIIE-Banxico-Bloomberg	Pay	5.600	09/06/2016		521,900	212
HSBC Bank USA N.A.	Mexica TIIE-Banxico-Bloomberg	Pay	5.000	09/13/2017		17,600	(14)
Morgan Stanley & Co. LLC	Mexica TIIE-Banxico-Bloomberg	Pay	5.600	09/06/2016		27,000	16
Morgan Stanley & Co. LLC	Mexica TIIE-Banxico-Bloomberg	Pay	5.500	09/13/2017		44,000	20
Morgan Stanley & Co. LLC	Mexica TIIE-Banxico-Bloomberg	Pay	6.350	06/02/2021		213,600	295
Morgan Stanley & Co. LLC	Mexica TIIE-Banxico-Bloomberg	Pay	5.500	09/02/2022		103,500	(93)
Goldman Sachs Group Inc.	Federal Funds Effective Rate US	Pay	1.000	10/15/2017		$151,600	(60)
Morgan Stanley & Co. LLC	Federal Funds Effective Rate US	Pay	1.000	10/15/2017		126,200	125

Interest Rate Swaps							$715

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas S.A.	United States of America 4.875% due 08/15/2016	Sell	0.250%	03/20/2016	0.171%	$60	$(218)	€15,500	$278
UBS AG	United States of America 4.875% due 08/15/2016	Sell	0.250	09/20/2015	0.137	128	(414)	27,700	542
Barclays plc	Berkshire Hathaway Inc. 2.450% due 12/15/2015	Sell	1.000	06/20/2017	1.159	(17)	(72)	$2,800	55
Credit Suisse Group AG	Berkshire Hathaway Inc. 2.450% due 12/15/2015	Sell	1.000	06/20/2017	1.159	(21)	(87)	3,500	66
Deutsche Bank AG	Berkshire Hathaway Inc. 4.625% due 10/15/2013	Sell	0.850	03/20/2013	0.428	7	—	2,800	7
UBS AG	Berkshire Hathaway Inc. 4.625% due 10/15/2013	Sell	1.000	03/20/2015	0.792	17	(48)	2,700	65
Citigroup Inc.	China Development Bank Corp. 4.750% due 10/08/2014	Sell	1.000	06/20/2017	0.936	—	(5)	100	5
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 12	Sell	5.000	12/20/2014	2.029	211	309	3,100	(98)
Barclays plc	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	1.834	4,227	6,048	48,500	(1,821)
Credit Suisse Group AG	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	1.834	209	327	2,400	(118)
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	1.834	514	804	5,900	(290)
HSBC Bank USA N.A.	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	1.834	5,125	3,705	58,800	1,420
HSBC Bank USA N.A.	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	1.834	1,429	2,070	16,400	(641)
JP Morgan Chase & Co.	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	1.834	200	259	2,300	(59)
Morgan Stanley & Co. LLC	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	1.834	854	1,163	9,800	(309)
Citigroup Inc.	Dow Jones CDX Emerging Markets Index Series 14	Sell	5.000	12/20/2015	1.952	530	747	5,400	(217)
HSBC Bank USA N.A.	Dow Jones CDX Emerging Markets Index Series 14	Sell	5.000	12/20/2015	1.952	196	267	2,000	(71)
JP Morgan Chase & Co.	Dow Jones CDX Emerging Markets Index Series 14	Sell	5.000	12/20/2015	1.952	98	132	1,000	(34)
Morgan Stanley & Co. LLC	Dow Jones CDX North America Investment Grade Index Series 9-V3	Sell	0.963	12/20/2012	0.091	16	—	6,500	16
Deutsche Bank AG	Dow Jones CDX North America Investment Grade Index Series 9-V4	Sell	0.705	12/20/2012	0.010	31	—	16,782	31

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Dow Jones CDX North America Investment Grade Index Series 10-V4	Sell	0.530%	06/20/2013	0.014%	$16	$—	$3,858	$16
Bank of America Corp.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.688	7	(6)	700	13
Barclays plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.648	20	(27)	1,900	47
Barclays plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.688	23	(20)	2,300	43
Barclays plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	03/20/2016	0.776	74	(57)	8,500	131
Barclays plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	12/20/2016	0.901	137	(668)	26,500	805
Citigroup Inc.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.688	10	(16)	1,000	26
Citigroup Inc.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2016	0.824	334	(135)	44,500	469
Credit Suisse Group AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.648	7	(18)	700	25
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.648	73	(75)	7,000	148
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2016	0.824	114	(44)	15,200	158
HSBC Bank USA N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.648	14	(35)	1,300	49
HSBC Bank USA N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.688	33	(25)	3,300	58
HSBC Bank USA N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2020	1.390	(529)	(640)	20,000	111
JP Morgan Chase & Co.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.648	119	(125)	11,400	244
JP Morgan Chase & Co.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.688	33	(29)	3,300	62
JP Morgan Chase & Co.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2016	0.866	29	(26)	4,500	55
JP Morgan Chase & Co.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2017	1.020	3	(91)	9,800	94
Morgan Stanley & Co. LLC	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.648	17	(15)	1,600	32
UBS AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.688	7	(5)	700	12
Barclays plc	French Republic 4.250% due 04/25/2019	Sell	0.250	09/20/2016	0.409	(6)	(67)	1,100	61
Deutsche Bank AG	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2015	0.217	25	(1,153)	18,800	1,178
Deutsche Bank AG	French Republic 4.250% due 04/25/2019	Sell	0.250	03/20/2016	0.291	(4)	(138)	3,400	134
Goldman Sachs Group Inc.	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2016	0.457	(286)	(2,594)	34,700	2,308
HSBC Bank USA N.A.	French Republic 4.250% due 04/25/2019	Sell	0.250	09/20/2016	0.409	(6)	(66)	1,100	60
Morgan Stanley & Co. LLC	French Republic 4.250% due 04/25/2019	Sell	0.250	03/20/2016	0.291	(1)	(21)	600	20
Morgan Stanley & Co. LLC	French Republic 4.250% due 04/25/2019	Sell	0.250	09/20/2016	0.409	(21)	(170)	3,600	149
Royal Bank of Scotland plc	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2015	0.217	3	(41)	2,100	44
Royal Bank of Scotland plc	French Republic 4.250% due 04/25/2019	Sell	0.250	03/20/2016	0.291	(1)	(21)	600	20
UBS AG	French Republic 4.250% due 04/25/2019	Sell	0.250	09/20/2015	0.203	2	(37)	1,400	39
UBS AG	French Republic 4.250% due 04/25/2019	Sell	0.250	03/20/2016	0.291	(4)	(134)	3,300	130
UBS AG	French Republic 4.250% due 04/25/2019	Sell	0.250	09/20/2016	0.409	(3)	(31)	600	28

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Barclays plc	General Electric Capital Corp. 6.000% due 06/15/2012	Sell	0.640%	12/20/2012	0.217%	$7	$—	$5,600	$7
Citigroup Inc.	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	3.850	03/20/2014	0.469	463	—	9,000	463
Deutsche Bank AG	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	4.900	12/20/2013	0.354	110	—	1,900	110
Deutsche Bank AG	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	1.000	03/20/2016	0.967	1	(31)	500	32
JP Morgan Chase & Co.	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	1.000	03/20/2013	0.212	57	(175)	13,500	232
Morgan Stanley & Co. LLC	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	1.000	03/20/2013	0.212	42	(107)	10,000	149
Morgan Stanley & Co. LLC	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	1.000	06/20/2016	1.025	—	(6)	1,500	6
JP Morgan Chase & Co.	Government of Japan 2.000% due 03/21/2022	Sell	1.000	03/20/2016	0.439	76	33	3,800	43
Morgan Stanley & Co. LLC	Government of Japan 2.000% due 03/21/2022	Sell	1.000	06/20/2016	0.487	865	281	43,800	584
Royal Bank of Scotland plc	Government of Japan 2.000% due 03/21/2022	Sell	1.000	03/20/2016	0.439	573	316	28,500	257
UBS AG	Government of Japan 2.000% due 03/21/2022	Sell	1.000	09/20/2015	0.361	236	19	12,000	217
UBS AG	Government of Japan 2.000% due 03/21/2022	Sell	1.000	12/20/2015	0.384	295	3	14,400	292
UBS AG	Government of Japan 2.000% due 03/21/2022	Sell	1.000	03/20/2016	0.439	253	(24)	12,600	277
Deutsche Bank AG	Markit CMBX North America AAA Indices 0.001%	Sell	0.080	12/13/2049	1.706	(587)	(572)	9,700	(15)
JP Morgan Chase & Co.	Mexico Government 7.500% due 04/08/2033	Sell	0.920	03/20/2016	0.674	3	—	300	3
Barclays plc	Morgan Stanley & Co. LLC 6.000% due 04/28/2015	Sell	1.000	09/20/2014	1.306	(23)	(146)	5,100	123
Credit Suisse Group AG	Morgan Stanley & Co. LLC 0.775% due 10/18/2016	Sell	1.000	06/20/2013	0.667	10	(56)	3,000	66
Credit Suisse Group AG	Morgan Stanley & Co. LLC 6.000% due 04/28/2015	Sell	1.000	09/20/2014	1.306	(29)	(175)	6,300	146
Deutsche Bank AG	Morgan Stanley & Co. LLC 6.000% due 04/28/2015	Sell	1.000	06/20/2013	0.667	5	(49)	1,600	54
Barclays plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	03/20/2016	0.367	20	10	900	10
BNP Paribas S.A.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	03/20/2016	0.367	11	6	500	5
Citigroup Inc.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2015	0.264	54	45	2,600	9
Citigroup Inc.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2016	0.414	258	124	11,500	134
Citigroup Inc.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2017	0.644	22	(16)	1,200	38
Deutsche Bank AG	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2016	0.454	38	9	1,700	29
Goldman Sachs Group Inc.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2017	0.644	33	(12)	1,800	45
JP Morgan Chase & Co.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2016	0.414	101	49	4,500	52
JP Morgan Chase & Co.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2016	0.454	85	22	3,800	63
JP Morgan Chase & Co.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2017	0.598	436	(141)	22,300	577
JP Morgan Chase & Co.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2017	0.644	108	(38)	5,900	146
Morgan Stanley & Co. LLC	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2016	0.454	42	9	1,900	33
Morgan Stanley & Co. LLC	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2017	0.644	16	(14)	900	30

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000%	06/20/2015	0.264%	$163	$141	$7,900	$22
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2016	0.414	96	45	4,300	51
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2016	0.454	27	9	1,200	18
UBS AG	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2016	0.454	11	2	500	9
UBS AG	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2017	0.598	315	(94)	16,100	409
UBS AG	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2017	0.644	9	(3)	500	12
Barclays plc	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	06/20/2016	0.831	54	(119)	7,500	173
Deutsche Bank AG	Republic of Indonesia 6.750% due 03/10/2014	Sell	1.000	09/20/2015	0.631	14	(28)	1,200	42
Morgan Stanley & Co. LLC	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	09/20/2016	0.899	23	(68)	4,600	91
UBS AG	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	09/20/2016	0.899	10	(32)	2,000	42
Citigroup Inc.	Republic of Kazakhstan 0.001%	Sell	1.000	03/20/2016	1.187	(3)	(15)	500	12
BNP Paribas S.A.	Republic of Korea 4.875% due 09/22/2014	Sell	1.000	09/20/2017	0.639	22	(10)	1,200	32
Deutsche Bank AG	Republic of Korea 4.875% due 09/22/2014	Sell	1.000	06/20/2016	0.414	90	3	4,000	87
JP Morgan Chase & Co.	Republic of Korea 4.875% due 09/22/2014	Sell	1.000	06/20/2017	0.594	269	(131)	13,600	400
JP Morgan Chase & Co.	Republic of Korea 4.875% due 09/22/2014	Sell	1.000	09/20/2017	0.639	61	(25)	3,300	86
Morgan Stanley & Co. LLC	Republic of Korea 4.875% due 09/22/2014	Sell	1.000	09/20/2017	0.639	6	(2)	300	8
UBS AG	Republic of Korea 4.875% due 09/22/2014	Sell	1.000	09/20/2017	0.639	24	(10)	1,300	34
Goldman Sachs Group Inc.	Russian Federation 7.500% due 03/31/2030	Sell	1.000	06/20/2017	1.431	(11)	(42)	600	31
Deutsche Bank AG	The Export-Import Bank of China 4.875% due 07/21/2015	Sell	1.000	06/20/2017	0.897	4	(25)	600	29
BNP Paribas S.A.	UBS AG 1.262% due 04/18/2012	Sell	0.760	03/20/2013	0.142	67	—	20,470	67
Credit Suisse Group AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	03/20/2016	0.104	70	43	2,200	27
Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	03/20/2016	0.104	19	12	600	7
JP Morgan Chase & Co.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	03/20/2015	0.052	91	17	3,800	74
JP Morgan Chase & Co.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2015	0.062	570	272	21,900	298
UBS AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	12/20/2015	0.078	175	137	5,800	38
UBS AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2016	0.126	231	121	7,000	110
Barclays plc	United Mexican States 5.950% due 03/19/2019	Sell	1.000	09/20/2017	0.959	2	(13)	600	15
Citigroup Inc.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2015	0.589	21	(20)	1,600	41
Citigroup Inc.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	06/20/2016	0.721	670	11	59,600	659
Deutsche Bank AG	United Mexican States 7.500% due 04/08/2033	Sell	1.000	03/20/2016	0.674	180	(108)	14,800	288

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
HSBC Bank USA N.A.	United Mexican States 7.500% due 04/08/2033	Sell	1.000%	03/20/2016	0.674%	$252	$(155)	$20,800	$407
HSBC Bank USA N.A.	United Mexican States 5.950% due 03/19/2019	Sell	1.000	09/20/2017	0.959	6	(40)	1,800	46
UBS AG	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2015	0.589	8	(7)	600	13

Credit Default Swaps									$13,491

Total Swaps									$(14,823)

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2012

Par Value (000s)	Security	Value (000s)
$(61,000)	Federal National Mortgage Association TBA[10] (proceeds $67,357)	$(67,615)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2012 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$147,640	$1,762	$149,402
Bank Loan Obligations	—	17,661	—	17,661
Certificates Of Deposit	—	40,001	—	40,001
Collateralized Mortgage Obligations	—	339,132	—	339,132
Corporate Bonds & Notes	—	1,579,972	14,840	1,594,812
Foreign Government Obligations	—	889,400	—	889,400
Mortgage Pass-Through	—	3,779,869	2,091	3,781,960
Municipal Bonds	—	408,721	—	408,721
Preferred Stocks	—	16,616	—	16,616
Rights/Warrants	—	—	—	—
U.S. Government Agencies	—	494,793	—	494,793
U.S. Government Obligations	—	1,457,357	—	1,457,357
Short-Term Investments
Certificates Of Deposit	—	6,499	—	6,499
Foreign Government Obligations	—	58,951	—	58,951
Repurchase Agreements	—	546,791	—	546,791
U.S. Government Obligations	—	1,741	—	1,741

Total Investments in Securities	$—	$9,785,144	$18,693	$9,803,837

Liability Category
Fixed Income Investments Sold Short	$—	$(67,615)	$—	$(67,615)

Investments in Other Financial Instruments
Forward Currency Contracts	—	(4,739)	—	(4,739)
Futures Contracts	3,312	—	—	3,312
Swap Agreements	—	(14,823)	—	(14,823)
Written Options	—	(1,922)	—	(1,922)

Total Investments in Other Financial Instruments	$3,312	$(21,484)	$—	$(18,172)

Total Investments	$3,312	$9,696,045	$18,693	$9,718,050

Of the Level 2 investments presented above, Preferred Stocks valued at $16,616 would have been considered Level 1 investments at October 31, 2011. Transfers from Level 1 to Level 2 are typically the result of a change, in the normal course of business, from the use of quoted prices from an active market (Level 1), to the use of an evaluated pricing method supplied by a third-party pricing service (Level 2), due to the unavailability of active market quotations. Transfers from Level 2 to Level 1 typically occur when quoted prices from an active market were not previously available (Level 2) for exchange traded securities, but have since become available (Level 1).

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

The following is a reconciliation of the Fund’s Level 3 investments during the year ended October 31, 2012.

Valuation Description	Balance Beginning at 11/01/2011 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)		Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2012[w] (000s)
Asset-Backed Securities	$—	$—	$(2,169)	$—	$(71)	$(212)	$4,214	[h]	$—	$1,762
Corporate Bonds & Notes	14,292	—	—	176	—	372	—		—	14,840
Mortgage Pass-Through	2,799	(500)	(184)	(7)	(1)	(16)	—		—	2,091
Rights/Warrants	14	—	—	—	—	(14)	—		—	—

	$17,105	$(500)	$(2,353)	$169	$(72)	$130	$4,214		$—	$18,693

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 10/31/2012 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Asset-Backed Securities
Magnolia Funding Ltd
Series 2010—1A Cl. A1	$1,762	Benchmark Pricing	Base Price	$129.60

Corporate Bonds and Notes
Southern Gas Networks plc MTN[5]	14,840	Benchmark Pricing	Base Price	151.43

Mortgage Pass-Through
Federal Housing Authority Project	37	Benchmark Pricing	Base Price	98.28
Federal Housing Authority Project	2,054	Benchmark Pricing	Base Price	98.63

	$2,091

Rights/Warrants
General Motors Co. Escrow*	—	Cash Available in Relation to Claims	Estimated Recovery Value	0.00

	$18,693

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Security in Default.

1	Floating rate security. The stated rate represents the rate in effect at October 31, 2012.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2012, these securities were valued at $631,259 or 8% of net assets.

3	Variable rate security. The stated rate represents the rate in effect at October 31, 2012.

4	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

5	MTN after the name of a security stands for Medium Term Note.

6	Perpetuity bond. The maturity date represents the next callable date.

7	Step coupon security.

8	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

9	Zero coupon bond.

10	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2012. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 of the accompanying Notes to Financial Statements.)

11	At October 31, 2012, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 of the accompanying Notes to Financial Statements.) The securities pledged had an aggregate market value of $567,436 or 7% of net assets.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

h	Transferred from Level 2 to Level 3 due to unavailability of observable market data for pricing input.

j	Amount represents Index Value.

w	The amounts in this column are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of current reporting date per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 10/31/2012
Asset-Backed Securities	$(55)
Corporate Bonds & Notes	(599)
Mortgage Pass-Through	(42)
Rights/Warrants	(14)

$(710)

x	Valued by subadvisor in accordance with Harbor Funds Valuation Procedures using quoted prices from other actively traded securities with similar terms, which is a Level 3 input.

y	Fair valued in accordance with Harbor Funds Valuation Procedures using last traded price, which is a Level 3 input.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

MEX$	Mexican Peso.

The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment

Management Company

LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2007

PIMCO has subadvised the Fund since its inception in 2005.

INVESTMENT GOAL

Maximum real return, consistent with preservation of real capital

PRINCIPAL STYLE
CHARACTERISTICS

Inflation-indexed fixed income securities

Mihir Worah

Management’s Discussion of

Fund Performance

MARKET REVIEW

Fixed income markets continued to be influenced to a significant degree by economic policy in the 12 months ended October 31. Global markets gained as central banks committed fully to monetary easing; the European Central Bank, the Federal Reserve, and others took steps to boost liquidity and drive investments toward riskier assets. In September the ECB embraced its role as lender of last resort with an objective of maintaining financial stability and controlling debt de-leveraging. This had the effect of dramatically reducing the potential for negative outcomes over the short term. The Federal Reserve, meanwhile, indicated it would maintain a low policy rate through 2015 and committed to purchasing additional agency mortgage-backed securities as well as continuing its purchases of U.S. Treasury securities. The yield of the benchmark 10-year U.S. Treasury note closed on October 31 at 1.72%, down 45 basis points, or 0.45 percentage point, from one year earlier. The Treasury yield curve flattened over the 12 months as long-term yields fell more than short-term yields.

Returns of U.S. Treasury securities trailed those of most fixed income spread sectors. Corporate bonds outpaced Treasurys and from a relative standpoint the Financial sector significantly outperformed the overall corporate sector. Mortgage-backed securities also outperformed Treasurys on a like-duration basis, reflecting an increase in investor demand for risk assets. Emerging market external bonds generally outperformed Treasurys as investor risk appetites increased amid improved U.S. economic data and continued liquidity injections by the ECB. Tax-exempt municipal bonds and taxable Build America Bonds posted positive absolute returns. Demand for Build America Bonds remains strong as this sector continues to provide attractive risk-adjusted yields versus similarly rated corporate bonds.

PERFORMANCE

Harbor Real Return Fund outperformed its benchmark for the fiscal year. The Fund returned 9.19% (Institutional Class) and 8.88% (Administrative Class), while the Barclays U.S. TIPS Index returned 8.03%. The following strategies helped Fund returns.

•	Favoring the middle of the U.S. real yield curve.

•	Modest interest rate exposure to other developed countries, particularly Australian and Canadian inflation-linked bonds, as interest rates in those markets fell.

•	An allocation to corporate bonds, particularly Financial companies, as the sector outperformed like-duration Treasurys.

•	An emphasis on emerging markets bonds.

•	Exposure to the mortgage sector, as it outperformed like-duration Treasurys.

An underweight to Treasury inflation-protected securities (TIPS) overall was negative, as real yields rallied across the curve.

OUTLOOK AND STRATEGY

We anticipate that the global economy will grow at a real rate of 1.5% to 2.0% over the year ahead. Growth will be moderated by efforts to resolve debt overhangs through fiscal

Harbor Real Return Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	92.8%
Canadian Government Bond	1.8%
U.K. Gilt Inflation Linked	1.6%
Australia Government Bond	1.4%
Dexia Credit Local New York	1.3%
Italy Buoni Poliennali del Tesoro	1.3%
New South Wales Treasury Corp.	1.1%
SLM Student Loan Trust	0.8%
DBUBS Mortgage Trust	0.6%
Instituto de Credito Oficial	0.6%

restraint. Households and governments will seek to de-lever their balance sheets while the corporate sector remains reluctant to engage its own. Nominal growth could be bolstered by the continued resolve of central banks. The balance of these forces will determine if GDP growth has slowed to stall speed or if a coordinated global slowdown can be averted. The negative effects of austerity measures implemented in the euro zone and the United Kingdom are reflected in weak growth numbers within the region and, in our view, strongly point to recessions already underway. Mixed economic data and a hope for further stimulus in the U.S. and other economies has allowed for cautious optimism and has tempered market volatility, which had increased during the second quarter of calendar 2012. However, ongoing efforts by policymakers to offer short-term solutions are becoming increasingly ineffective, in our view. The heightened sensitivity of financial markets to policy-related news reflects acknowledgement of the difficulties that lie ahead in resolving significant structural problems in many economies.

With respect to portfolio strategy, we plan to:

•

Maintain a neutral-to-underweight duration position. Portfolios will emphasize high-quality duration from countries that we view as having the cleanest balance sheets, such as the U.S., Canada, Australia, Brazil, and Mexico.

•

Concentrate on the 6 – 10 year portion of the yield curve, where we see superior opportunities for roll-down and price appreciation compared to those available at the short end, where potential rate rises and volatility are constrained by Fed intervention.

•

Continue to take advantage of relative value opportunities across mortgage coupons. We plan to hold non-agency mortgages and commercial mortgage-backed securities that have senior positions in the capital structure and are another source of attractive yield.

•

Remain cautious toward companies overly dependent on revenue from regions that are in the earlier stages of de-leveraging cycles, such as Europe. We do, however, continue to assess and refine our exposure to the Financials sector both due to industry developments and from a valuation perspective given the outperformance of this sector in 2012.

•	Continue to find value in high-quality municipal bonds; we continue to have a preference for essential service revenue bonds such as water and sewer, power, and airports.

•

Plan to maintain exposure to corporate and quasi-sovereign bonds in select countries that we view as having strong fundamentals and high-quality balance sheets, such as Brazil and Mexico. We also plan to maintain exposure to rates in these countries that have relatively high nominal and real local interest rates and steep yield curves with the potential to capture roll-down. We expect emerging markets to continue to outpace developed markets over the secular horizon.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Real Return Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2025

Cusip	411511520

Ticker	HARRX

Inception Date	12/01/2005

Net Expense Ratio	0.59%

Total Net Assets (000s)	$507,576

ADMINISTRATIVE CLASS

Fund #	2225

Cusip	411511512

Ticker	HRRRX

Inception Date	12/01/2005

Net Expense Ratio	0.84%

Total Net Assets (000s)	$4,968

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	1.60%	1.49%

Yield to Maturity	2.02%	1.53%

Current 30-Day Yield (Institutional Class)	1.35%	1.25%

Weighted Average Maturity	9.09 years	9.29 years

Weighted Average Duration	6.14 years	6.30 years

Portfolio Turnover Rate (Year Ended 10/31/2012)	287%	N/A

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.00%

>1 to 5	26.60%

>5 to 10	42.80%

>10 to 15	19.59%

>15 to 20	10.33%

>20 to 25	0.17%

>25 yrs.	0.51%

Harbor Real Return Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2005 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of the Barclays U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Real Return Fund
Institutional Class	9.19%	8.17%	7.05%	12/01/2005	$16,023
Comparative Index
Barclays U.S. TIPS Index	8.03%	7.88%	7.00%	—	$15,971

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2005 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of the Barclays U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Real Return Fund
Administrative Class	8.88%	7.88%	6.78%	12/01/2005	$15,739
Comparative Index
Barclays U.S. TIPS Index	8.03%	7.88%	7.00%	—	$15,971

As stated in the Fund’s current prospectus, the expense ratios were 0.60% (Institutional Class); and 0.85% (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—October 31, 2012

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of -11.9%)

ASSET-BACKED SECURITIES—1.6%
Principal Amount (000s)		Value (000s)

	American Money Management Corp. Series 2005-5A Cl. A1A
$234	0.614%—08/08/2017[1,2]	$232
	Ares CLO Funds[3] Series 2006-6RA Cl. A1B
401	0.632%—03/12/2018[1,2]	395
	Harvest CLO SA3 Series IX Cl. A1
€111	0.936%—03/29/2017[1]	143
	Hillmark Funding Series 2006-1A Cl. A1
$1,600	0.685%—05/21/2021[1,2]	1,547
	Katonah Ltd. Series 6A Cl. A1A
167	0.699%—09/20/2016[1,2]	166
	Magi Funding plc Series I-A Cl. A
€236	0.671%—04/11/2021[1,2]	296
	Park Place Securities Inc. Series 2004-WWF1 Cl. M2
$350	0.891%—12/25/2034[1]	349
	People’s Choice Home Loan Securities Trust Series 2005-1 Cl. M4
900	1.561%—01/25/2035[1]	527
	Saxon Asset Securities Trust Series 2003-1 Cl. AF7
147	4.034%—06/25/2033[4]	147
	SLM Student Loan Trust
€2,366	Series 2003-2 Cl. A5 0.512%—12/15/2023[1]	2,988
982	Series 2002-7X Cl. A5 0.522%—09/15/2021[1]	1,265
$41	Series 2010-B Cl. A1 2.134%—08/15/2016[1,2]	41

		4,294

	Wood Street CLO BV3 Series II-A Cl. A1
€179	0.696%—03/29/2021[1,2]	226

TOTAL ASSET-BACKED SECURITIES (Cost $8,541)		8,322

BANK LOAN OBLIGATIONS—0.3%
(Cost $1,793)
Principal Amount (000s)		Value (000s)

	Springleaf Financial Funding Co. Term Loan B
$1,800	5.500%—05/10/2017[5]	$1,780

COLLATERALIZED MORTGAGE OBLIGATIONS—2.0%
	Arran Residential Mortgages Funding plc Series 2011-1A Cl. A1B
€774	1.539%—11/19/2047[1,2]	1,007
	Banc of America Large Loan Inc. Series 2010-HLTN Cl. HLTN
$1,383	1.964%—11/15/2015[1,2]	1,384
	Bear Stearns Adjustable Rate Mortgage Trust Series 2005-5 Cl. A1
8	2.240%—08/25/2035[1]	8
14	Series 2005-5 Cl. A2 2.320%—08/25/2035[1]	14
13	Series 2005-2 Cl. A1 2.570%—03/25/2035[1]	13
4	Series 2005-2 Cl. A2 3.078%—03/25/2035[1]	4

		39

	Citigroup Mortgage Loan Trust Inc. Series 2005-12 Cl. 2A1
611	1.011%—08/25/2035[1,2]	429
	Countrywide Home Loan Mortgage Pass Through Trust Series 2004-HYB5 Cl. 2A1
104	2.907%—04/20/2035[1]	104
	DBUBS Mortgage Trust Series 2011-LC2A Cl. A2
2,800	3.386%—07/10/2044[2]	3,036
	Holmes Master Issuer plc Series 2011-1A Cl. A3
€1,700	1.560%—10/15/2054[1,2]	2,232
	JP Morgan Mortgage Trust Series 2005-A3 Cl. 2A1
$339	5.136%—06/25/2035[1]	345
	Permanent Master Issuer plc Series 2011-1A Cl. 1A3
€200	1.510%—07/15/2042[1,2]	263
	RBSSP Resecuritization Trust Series 2010-1 Cl. 2A1
$1,288	2.598%—07/26/2045[1,2]	1,324
	Residential Accredit Loans Inc. Series 2006-QO6 Cl. A1
146	0.391%—06/25/2046[1]	64
	Residential Asset Securitization Trust Series 2006-R1 Cl. A2
93	0.000%—01/25/2046*[1]	38
	Structured Asset Mortgage Investments Inc. Series 2006-AR5 Cl. 1A1
89	0.421%—05/25/2046[1]	51
	Washington Mutual Mortgage Pass Through Certificates Series 2003-AR9 Cl. 2A
66	2.544%—09/25/2033[1]	67

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $10,477)		10,383

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—5.5%

Principal Amount (000s)			Value (000s)

		Ally Financial Inc.
	$600	3.638%—02/11/2014[1]	$618
		Banco Santander Brasil SA
	500	4.250%—01/14/2016[2]	519
		Banco Santander Brazil SA MTN[6]
	2,400	2.485%—03/18/2014[1,2]	2,364
		BBVA Bancomer SA
	800	6.500%—03/10/2021[2]	917
		Credit Agricole Home Loan SFH
	800	1.069%—07/21/2014[1,2]	793
		Danske Bank AS MTN[6]
	1,700	1.390%—04/14/2014[1,2]	1,684
		DCP Midstream Operating LP
	700	3.250%—10/01/2015	724
		Dexia Credit Local New York
	6,500	0.814%—03/05/2013[1,2]	6,462
		GATX Financial Corp.
	1,000	5.800%—03/01/2016	1,117
		HBOS plc MTN[6]
	2,500	1.112%—09/06/2017[1]	2,104
	300	6.750%—05/21/2018[2]	319

			2,423

		HCA Inc.
	900	7.250%—09/15/2020	1,000
		ICICI Bank Ltd. MTN[6]
	500	2.181%—02/24/2014[1,2]	491
		Metropolitan Life Global Funding I MTN[6]
	100	5.125%—04/10/2013[2]	102
		Nordea Eiendomskreditt AS
	3,100	0.771%—04/07/2015[1,2]	3,099
		Petrobras International Finance Co.
	500	3.875%—01/27/2016	531
		SLM Corp. MTN[6]
	740	3.942%—05/03/2019[5,7]	695
		Societe Generale MTN[6]
	1,700	1.397%—04/11/2014[1,2]	1,694
		Stone Street Trust
	2,400	5.902%—12/15/2015[2]	2,517
		Turkiye Garanti Bankasi AS
	200	2.819%—04/20/2016[1,2]	194

	TOTAL CORPORATE BONDS & NOTES (Cost $27,380)		27,944

FOREIGN GOVERNMENT OBLIGATIONS—8.7%
		Australia Government Bond
AUD$	900	3.000%—09/20/2025[7]	1,312
	2,900	4.000%—08/20/2020[7]	5,880

			7,192

		Canada Housing Trust No. 1
CAD$	2,700	2.450%—12/15/2015[2]	2,793
		Canadian Government Bond
	1,475	1.500%—12/01/2044[7]	1,966
	1,800	2.750%—09/01/2016	1,901
	3,812	4.250%—12/01/2021[7]	5,447

			9,314

		Instituto de Credito Oficial MTN[6]
	€2,300	1.978%—03/25/2014[1]	$2,904
		Italy Buoni Poliennali del Tesoro
	4,964	2.100%—09/15/2016-09/15/2017[7]	6,383
	217	2.350%—09/15/2019[7]	273

			6,656

		Italy Buoni Poliennali Del Tesoro
	532	2.100%—09/15/2021[7]	629
		New South Wales Treasury Corp.
AUD$	200	2.500%—11/20/2035[7]	263
	3,800	2.750%—11/20/2025[7]	5,230

			5,493

		Petroleos Mexicanos
	$200	5.500%—01/21/2021	235
		South Africa Government Bond - CPI Linked[7]
ZAR$	7,835	2.750%—01/31/2022	1,038
		U.K. Gilt Inflation Linked[7]
	£1,604	0.125%—03/22/2024	2,751
	280	1.250%—11/22/2032	556
	1,300	1.875%—11/22/2022	2,661
	400	2.500%—07/26/2016	2,213

			8,181

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $42,723)		44,435

MORTGAGE PASS-THROUGH—1.0%
		Federal Home Loan Mortgage Corp. REMIC[8]
	$2,464	0.814%—12/15/2037[1]	2,491
		Federal National Mortgage Association REMIC[8]
	684	0.561%—07/25/2037[1]	688
	562	0.591%—07/25/2037[1]	566
	487	0.651%—05/25/2036[1]	492
	870	0.891%—02/25/2041[1]	877

			2,623

	TOTAL MORTGAGE PASS-THROUGH (Cost $5,051)		5,114

PURCHASED OPTIONS—0.0%
	(Cost $132)
No. of Contracts
		Interest Rate Swap Option 30 year
	2,600,000	3.875%—04/14/2014	54

STRADDLE OPTIONS—0.0%
	(Cost $161)
		Forward Volatility Swaption 3 month vs. 30 year
	1,900,000	0.000%[k]—12/10/2012	141

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

U.S. GOVERNMENT OBLIGATIONS—92.8%

Principal Amount (000s)		Value (000s)

	U.S. Treasury Inflation Indexed Bonds[7]
$13,983	0.125%—04/15/2016[9]	$14,750
111,809	0.125%—04/15/2017-07/15/2022	122,139
16,262	0.500%—04/15/2015	16,999
31,347	0.625%—04/15/2013-07/15/2021	35,729
5,970	0.750%—02/15/2042	6,670
7,792	1.125%—01/15/2021	9,224
28,858	1.250%—04/15/2014-07/15/2020	32,613
6,178	1.375%—01/15/2020	7,377
18,336	1.625%—01/15/2015[9]	19,531
9,708	1.750%—01/15/2028	12,748
18,674	1.875%—07/15/2013-07/15/2019	22,228
38,338	2.000%—01/15/2014-01/15/2026	45,605
9,745	2.125%—01/15/2019-02/15/2040	12,637
46,865	2.375%—01/15/2025-01/15/2027[9]	64,676
14,151	2.500%—01/15/2029[9]	20,484
10,225	2.625%—07/15/2017	12,291
641	3.625%—04/15/2028	1,031
11,139	3.875%—04/15/2029	18,741

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $443,939)		475,473

SHORT-TERM INVESTMENTS—0.3%

Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS—0.3%
$1,394	Repurchase Agreement with State Street Corp. dated October 31, 2012 due November 01, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corp. (market value $1,425)	$1,394

U.S. GOVERNMENT OBLIGATIONS—0.0%
	U.S. Treasury Bills
9	0.129%%—03/14/2013[9]	9

TOTAL SHORT-TERM INVESTMENTS (Cost $1,403)		1,403

TOTAL INVESTMENTS—112.2% (Cost $541,600)		575,049

CASH AND OTHER ASSETS, LESS LIABILITIES—(12.2)%		(62,505)

TOTAL NET ASSETS—100.0%		$512,544

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2012

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Eurodollar Futures-CME 90 day (Buy)	139	$34,750	03/14/2016	$15
Eurodollar Futures-CME 90 day (Buy)	62	15,500	09/14/2015	6
U.S. Treasury Note Futures-10 year (Buy)	8	800	12/19/2012	5

				$26

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2012

Description	Number of Contracts	Strike Index/ Rate		Expiration Date	Value (000s)
Inflation-Linked Swap Option (Put)	(3,600,000)	216.69	[j]	04/07/2020	$(6)
Inflation-Linked Swap Option (Put)	(500,000)	217.97	[j]	09/29/2020	(1)
Inflation-Linked Swap Option (Put)	(400,000)	218.01	[j]	10/13/2020	(1)
Interest Rate Swap Option 2 year (Call)	(4,700,000)	0.92%		11/14/2012	(49)
Interest Rate Swap Option 2 year (Put)	(4,700,000)	0.92		11/14/2012	—
Interest Rate Swap Option 3 year 2 year (Call)	(11,800,000)	1.50		12/28/2012	(45)
Interest Rate Swap Option 3 year 2 year (Call)	(4,000,000)	1.50		12/28/2012	(13)
Interest Rate Swap Option 3 year 2 year (Put)	(11,800,000)	1.50		12/28/2012	(27)
Interest Rate Swap Option 3 year 2 year (Put)	(4,000,000)	1.50		12/28/2012	(13)
Interest Rate Swap Option 5 year (Call)	(17,400,000)	0.75		03/18/2013	(33)
Interest Rate Swap Option 5 year (Call)	(14,400,000)	1.70		03/18/2013	(537)
Interest Rate Swap Option 5 year (Put)	(1,300,000)	2.00		03/18/2013	(1)
Interest Rate Swap Option 5 year (Put)	(17,400,000)	1.40		03/18/2013	(26)
Interest Rate Swap Option 5 year (Put)	(11,000,000)	2.85		04/14/2014	(26)
Interest Rate Swap Option 5 year (Put)	(14,400,000)	1.70		03/18/2013	(9)
Interest Rate Swap Option 10 year (Put)	(1,900,000)	2.15		01/07/2013	(4)

Written Options outstanding, at value (premiums received of $882)					$(791)

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2012

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Sell)	Citigroup Inc.	$13,140	$12,921	11/21/2012	$(219)
Brazilian Real (Buy)	Credit Suisse Group AG	155	155	12/04/2012	—
Brazilian Real (Buy)	Goldman Sachs Group Inc.	155	155	12/04/2012	—
Brazilian Real (Buy)	HSBC Bank USA N.A.	265	265	12/04/2012	—
Brazilian Real (Buy)	HSBC Bank USA N.A.	2,331	2,323	02/04/2013	8
Brazilian Real (Buy)	Morgan Stanley & Co. LLC	929	925	12/04/2012	4
Brazilian Real (Buy)	UBS AG	759	760	12/04/2012	(1)
Brazilian Real (Buy)	UBS AG	772	770	12/04/2012	2
Brazilian Real (Sell)	HSBC Bank USA N.A.	2,350	2,342	12/04/2012	(8)
Brazilian Real (Sell)	UBS AG	685	675	12/04/2012	(10)
British Pound Sterling (Buy)	Goldman Sachs Group Inc.	8,051	8,003	11/02/2012	48
British Pound Sterling (Buy)	Morgan Stanley & Co. LLC	1,301	1,304	11/02/2012	(3)
British Pound Sterling (Sell)	Citigroup Inc.	243	242	12/04/2012	(1)
British Pound Sterling (Sell)	Goldman Sachs Group Inc.	8,050	8,002	12/04/2012	(48)
British Pound Sterling (Sell)	HSBC Bank USA N.A.	5,624	5,642	11/02/2012	18
British Pound Sterling (Sell)	JP Morgan Chase & Co.	2,753	2,748	11/02/2012	(5)
British Pound Sterling (Sell)	Royal Bank of Scotland plc	975	969	11/02/2012	(6)
Canadian Dollar (Sell)	Citigroup Inc.	6,405	6,613	12/20/2012	208
Canadian Dollar (Sell)	Deutsche Bank AG	5,838	5,977	12/20/2012	139
Chinese Yuan (Buy)	Barclays plc	986	984	02/01/2013	2
Chinese Yuan (Sell)	JP Morgan Chase & Co.	961	949	02/01/2013	(12)
Euro Currency (Buy)	Citigroup Inc.	368	369	12/17/2012	(1)
Euro Currency (Buy)	JP Morgan Chase & Co.	307	307	12/17/2012	—
Euro Currency (Buy)	Royal Bank of Canada	428	431	12/17/2012	(3)
Euro Currency (Buy)	Royal Bank of Scotland plc	642	637	12/17/2012	5
Euro Currency (Buy)	UBS AG	893	882	12/17/2012	11
Euro Currency (Sell)	Barclays plc	821	830	12/17/2012	9
Euro Currency (Sell)	BNP Paribas S.A.	1,625	1,613	12/17/2012	(12)
Euro Currency (Sell)	BNP Paribas S.A.	1,275	1,280	12/17/2012	5
Euro Currency (Sell)	Citigroup Inc.	3,728	3,684	12/17/2012	(44)
Euro Currency (Sell)	Citigroup Inc.	795	806	12/17/2012	11
Euro Currency (Sell)	Deutsche Bank AG	702	698	12/17/2012	(4)
Euro Currency (Sell)	HSBC Bank USA N.A.	3,592	3,492	12/17/2012	(100)
Euro Currency (Sell)	Morgan Stanley & Co. LLC	350	350	12/17/2012	—
Euro Currency (Sell)	Royal Bank of Canada	334	333	12/17/2012	(1)
Euro Currency (Sell)	Royal Bank of Scotland plc	667	662	12/17/2012	(5)
Euro Currency (Sell)	UBS AG	7,232	7,134	12/17/2012	(98)
Mexican Peso (Buy)	HSBC Bank USA N.A.	688	700	12/03/2012	(12)
Mexican Peso (Buy)	HSBC Bank USA N.A.	680	685	04/03/2013	(5)
Mexican Peso (Buy)	JP Morgan Chase & Co.	11	11	12/03/2012	—
Mexican Peso (Sell)	HSBC Bank USA N.A.	700	705	12/03/2012	5
Mexican Peso (Sell)	JP Morgan Chase & Co.	11	11	04/03/2013	—
South African Rand (Sell)	JP Morgan Chase & Co.	945	940	01/30/2013	(5)

					$(128)

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2012

EXCHANGE CLEARED SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.500%	12/19/2042	$10,200	$(337)

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs Group Inc.	Brazil Cetip Interbank Deposit	Pay	8.255%	01/02/2015	R$	3,100	$14
Goldman Sachs Group Inc.	Brazil Cetip Interbank Deposit	Pay	8.410	01/02/2015		1,300	6

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

INTEREST RATE SWAPS—Continued

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
HSBC Bank USA N.A.	Brazil Cetip Interbank Deposit	Pay	8.825%	01/02/2015	R$	20,900	$99
Morgan Stanley & Co. LLC	Brazil Cetip Interbank Deposit	Pay	8.630	01/02/2015		12,800	49
UBS AG	Brazil Cetip Interbank Deposit	Pay	8.260	01/02/2015		4,600	19
Citigroup Inc.	French Consumer Price Index Ex Tobacco Index	Pay	2.000	07/25/2016		€1,500	2
BNP Paribas S.A.	US CPI Urban Consumers NSA	Pay	1.500	11/02/2012		$1,000	(2)
BNP Paribas S.A.	US CPI Urban Consumers NSA	Receive	2.500	07/15/2022		8,000	61
Deutsche Bank AG	US CPI Urban Consumers NSA	Receive	2.500	07/15/2022		2,500	15

Interest Rate Swaps							$263

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Barclays plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000%	06/20/2015	0.648%	$10	$(14)	$1,000	$24
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2020	1.390	(18)	(23)	700	5
Citigroup Inc.	Gatx Corp. 5.800% due 03/01/2016	Buy	1.070	03/20/2016	0.955	(5)	—	1,000	(5)
HSBC Bank USA N.A.	Government of Japan 2.000% due 03/21/2022	Sell	1.000	06/20/2016	0.487	26	—	1,300	26
JP Morgan Chase & Co.	Government of Japan 2.000% due 03/21/2022	Sell	1.000	12/20/2015	0.384	23	26	1,100	(3)
Royal Bank of Scotland plc	Government of Japan 2.000% due 03/21/2022	Sell	1.000	12/20/2015	0.384	2	2	100	—
Barclays plc	Societe Generale 5.250% due 03/28/2013	Buy	1.000	06/20/2014	0.940	(4)	66	1,700	(70)
Deutsche Bank AG	Starwood Hotels & Resorts Worldwide Inc. 6.750% due 05/15/2018	Buy	1.000	03/20/2013	0.192	(5)	18	1,100	(23)

Credit Default Swaps									$(46)

Total Swaps									$(120)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2012 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$8,322	$—	$8,322
Bank Loan Obligations	—	1,780	—	1,780
Collateralized Mortgage Obligations	—	10,383	—	10,383
Corporate Bonds & Notes	—	27,944	—	27,944
Foreign Government Obligations	—	44,435	—	44,435
Mortgage Pass-Through	—	5,114	—	5,114
Purchased Options	—	54	—	54
Straddle Options	—	141	—	141
U.S. Government Obligations	—	475,473	—	475,473
Short-Term Investments
Repurchase Agreements	—	1,394	—	1,394
U.S. Government Obligations	—	9	—	9

Total Investments in Securities	$—	$575,049	$—	$575,049

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

Liability Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Other Financial Instruments
Forward Currency Contracts	$—	$(128)	$—	$(128)
Futures Contracts	26	—	—	26
Swap Agreements	—	(120)	—	(120)
Written Options	—	(791)	—	(791)

Total Investments in Other Financial Instruments	$26	$(1,039)	$—	$(1,013)

Total Investments	$26	$574,010	$—	$574,036

The following is a reconciliation of the Fund’s Level 3 investments during the year ended October 31, 2012.

Valuation Description	Balance Beginning at 11/01/2011 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2012 (000s)
Straddle Options	$—	$216	$—	$—	$—	$(142)	$—	$(74)[h]	$—

There were no significant transfers between Levels 1 and 2 during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Security in Default.

1	Floating rate security. The stated rate represents the rate in effect at October 31, 2012.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2012, these securities were valued at $36,526 or 7% of net assets.

3	CLO after the name of a security stands for Collateralized Loan Obligation.

4	Step coupon security.

5	Variable rate security. The stated rate represents the rate in effect at October 31, 2012.

6	MTN after the name of a security stands for Medium Term Note.

7	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

8	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

9	At October 31, 2012, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 of the accompanying Notes to Financial Statements.) The securities pledged had an aggregate market value of $119,450 or 23% of net assets.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

h	Transferred from Level 3 to Level 2 due to availability of observable market data for pricing input.

j	Amount represents Index Value.

k	Strike Rate or Exercise Level and final premium is determined on a future date, based upon implied volatility parameters.

w	The amounts in this category are included in the “Realized and change in Unrealized Gain/Loss) on Investment Transactions” section of the Statement of Operations.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

ZAR$	South African Rand.

The accompanying notes are an integral part of the Financial Statements.

Harbor Money Market Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis
Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

PORTFOLIO MANAGER

Kenneth O’Donnell, CFA

Since 2003

FFTW has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Seeks to provide current income while maintaining liquidity and a stable share price of $1

PRINCIPAL STYLE
CHARACTERISTICS

Very short-term high quality money market instruments

Kenneth O’Donnell

Management’s Discussion of

Fund Performance

MARKET REVIEW

Despite significant levels of fiscal and monetary stimulus, the economic recovery stalled in the summer months in a repeat of the prior year. The contraction appeared to stem from a general loss of confidence coupled with growth uncertainty and ongoing sovereign debt challenges in Europe. Advanced economies have experienced difficulties in generating a sustainable economic recovery, given elevated debt levels and low levels of private investment. In the U.S., economic growth has been moderate but consistently below the long-term trend, with anemic growth in the labor market. Inflation has remained well contained given excess slack, with core inflation measures hovering near the Federal Reserve’s target of 2%.

The Federal Reserve responded to evidence of weakness in economic data by announcing a third round of quantitative easing in what markets are referring to as QE3. In addition, the Fed’s announcement was open-ended, allowing for additional securities purchases as economic conditions warrant. U.S. Treasury yields declined across the yield curve to set historic lows as the curve flattened. Markets currently imply that monetary policy will remain accommodative through 2013.

From a money market investor’s perspective, short-term interest rates remain extremely low, an unfortunate consequence of substantial monetary stimulus. Cash yields remained anchored near 0% and would appear unlikely to increase in the current environment. Given the uncertain prospects for the U.S. economy and continued instability in European sovereign markets we believe monetary policy rates will likely remain low for an extended period of time.

PERFORMANCE

Despite the low interest rate environment, Harbor Money Market Fund provided competitive returns. The Fund returned 0.08% (Institutional and Administrative Classes) for the 12 months ended October 31. This matches the return of 0.08% for the Fund’s benchmark, the BofA Merrill Lynch 3-Month US Treasury Bill Index.

The duration of the portfolio was maintained below the regulatory maximum of 60 days and well below the duration of the 3-Month US Treasury Bill benchmark. This strategy constrained the portfolio from benefiting from the yield embedded in the term structure. Despite the regulatory challenges, the overall duration strategy had a positive impact on the portfolio’s total return.

OUTLOOK AND STRATEGY

Looking ahead, we believe the economic recovery is likely to continue at a slow pace. Fiscal challenges at year end may limit growth in the short term but are expected to be met with a legislative compromise that limits damage to the current growth trajectory. We believe that at some point, policy accommodation should result in an increase in private investment and growth rates will return to normal levels. In the near term, improvements in housing markets, combined with a stable labor sector, may provide the catalysts for a path to sustainable growth.

While we do not expect market conditions to change significantly in the coming year, policy accommodation eventually will need to be removed and excess reserves will need

Harbor Money Market Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Federal Home Loan Bank	46.5%
U.S.Treasury	27.6%
Federal Home Loan Mortgage Corp.	24.6%
Federal National Mortgage Association	10.0%

to be drained from the banking system. In our view, the most likely path to changed market conditions would begin with an increase in the target federal funds rate or an increase in interest paid on bank reserves, followed by a gradual reduction in the Fed’s balance sheet. Given the complexity of such a policy shift, we expect that there will be ample time to alter the Fund’s duration prior to an increase in short-term interest rates.

The Fund has maintained a very conservative investment strategy, limiting investments to U.S. Treasury and agency obligations while complying with the regulatory framework governing money market funds. (Money market funds are regulated by Rule 2a-7 of the Investment Company Act of 1940.)

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Money Market Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2015

Cusip	411511405

Ticker	HARXX

Inception Date	12/29/1987

Net Expense Ratio	0.00%[a]

Total Net Assets (000s)	$133,308

ADMINISTRATIVE CLASS

Fund #	2215

Cusip	411511660

Ticker	HRMXX

Inception Date	11/01/2002

Net Expense Ratio	0.00%[a]

Total Net Assets (000s)	$331

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Yield to Maturity	0.13%	0.10%

Weighted Average Maturity	0.13 years	0.16 years

Weighted Average Duration	0.12 years	0.12 years

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch 3-Month US Treasury Bill Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2012

Total Returns For the periods ended 10/31/2012
Harbor Money Market Fund
Institutional Class	0.08%	0.75%	1.78%	3.81%	12/29/1987	$11,929
Administrative Class	0.08%	0.69%	1.55%	1.55%	11/01/2002	$11,659
Comparative Index
BofA Merrill Lynch US 3-Month Treasury Bill Index	0.08%	0.66%	1.81%	3.96%[c]	—	$11,964
Current 7-day subsidized[d] SEC yield for period ended 10/31/2012:	Institutional Class: 0.12%			Administrative Class: 0.12%
Current 7-day unsubsidized[e] SEC yield for period ended 10/31/2012:	Institutional Class: -0.20%			Administrative Class: -0.45%

Performance data shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than past performance data shown. Investment return and yield will vary. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice. Current yield excludes gains and losses as defined by the Securities and Exchange Commission. The current yield more closely reflects the current earnings of the Fund than the total return.

a	Reflective of a contractual fee waiver and expense cap effective through February 28, 2013, as well as a voluntary fee waiver that may be discontinued at any time.

b	Annualized.

c	Life of fund return from 12/29/1987.

d	Reflects reimbursements or waivers currently in effect.

e	Does not reflect reimbursements or waivers currently in effect.

Harbor Money Market Fund

PORTFOLIO OF INVESTMENTS—October 31, 2012

Total Investments (% of net assets)

(Excludes net cash of -8.7%)

TREASURY DEBT—27.6%
Principal Amount (000s)		Value (000s)

	U.S.Treasury Bills
$2,200	0.088%—01/03/2013	$2,200
5,000	0.096%—12/13/2012	4,999
2,000	0.097%—01/17/2013	2,000
5,800	0.098%—01/24/2013	5,799
6,700	0.102%—11/08/2012-12/20/2012	6,699
12,000	0.106%—11/01/2012	12,000
3,200	0.120%—11/15/2012	3,200

TOTAL TREASURY DEBT (Cost $36,897)		36,897

GOVERNMENT AGENCY DEBT—81.1%
	Federal Home Loan Bank Discount Notes
10,000	0.105%—11/14/2012	10,000
2,100	0.110%—01/09/2013	2,100
11,300	0.120%—11/02/2012-11/16/2012	11,300
8,900	0.125%—11/28/2012	8,899
7,500	0.127%—11/09/2012	7,500
8,150	0.130%—11/13/2012-02/20/2013	8,148
5,000	0.135%—11/30/2012	4,999

$1,215	0.137%—12/14/2012	$1,215
3,800	0.140%—11/23/2012	3,800
1,500	0.145%—02/22/2013	1,499
1,700	0.150%—03/01/2013	1,699
1,000	0.160%—04/03/2013	999

		62,158

	Federal Home Loan Mortgage Corp. Discount Notes
5,000	0.120%—11/05/2012-12/31/2012	4,999
1,084	0.125%—11/13/2012	1,084
7,400	0.130%—11/26/2012-11/27/2012	7,399
7,250	0.140%—02/04/2013-02/19/2013	7,247
12,079	0.145%—01/22/2013-02/27/2013	12,074

		32,803

	Federal National Mortgage Association Discount Notes
2,400	0.125%—11/28/2012	2,400
2,000	0.130%—12/19/2012	1,999
5,000	0.140%—12/26/2012	4,999
4,000	0.150%—03/20/2013	3,998

		13,396

TOTAL GOVERNMENT AGENCY DEBT (Cost $108,357)		108,357

TOTAL INVESTMENTS—108.7% (Cost $145,254)[1]		145,254

CASH AND OTHER ASSETS, LESS LIABILITIES—(8.7)%		(11,615)

TOTAL NET ASSETS—100.0%		$133,639

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2012 (as disclosed in the preceding Portfolios of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2011 or October 31, 2012, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	The aggregate identified cost on a tax basis is the same.

The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Fixed Income Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2012

(All amounts in thousands, except per share amounts)

	Harbor Convertible Securities Fund	Harbor Emerging Markets Debt Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost*	$112,012	$8,593	$2,223,859	$9,415,219	$541,600	$145,254
Investments, at value	$111,161	$8,321	$2,214,947	$9,257,046	$573,655	$145,254
Repurchase agreements	4,032	471	118,299	546,791	1,394	—
Cash	—	16	—	—	1	21
Foreign currency, at value (cost: $0, $13, $0, $41, $16, $0)	—	13	—	40	16	—
Receivables for:
Investments sold	559	4	13,266	432,330	2,673	—
Capital shares sold	903	76	4,843	15,284	986	5,473
Dividends	—	—	—	346	—	—
Interest	998	133	36,494	47,012	1,703	—
Unrealized appreciation on open forward currency contracts	—	9	—	10,115	475	—
Unrealized appreciation on swap agreements	—	—	—	18,051	320	—
Swap premiums paid	—	—	—	8,096	435	—
Variation margin on futures contracts	—	—	—	2,816	30	—
Options	—	—	—	—	39	—
Withholding tax	—	1	—	—	—	—
Prepaid registration fees	—	—	—	—	13	12
Other assets	—	15	17	—	2	13
Total Assets	117,653	9,059	2,387,866	10,337,927	581,742	150,773
LIABILITIES
Payables for:
Due to broker	—	—	—	27,892	481	—
Due to custodian	931	—	16,694	82	—	—
Investments purchased	350	11	28,861	2,282,826	2,449	—
Foreign currency spot contracts	—	—	—	5	—	—
Capital shares reacquired	62	—	3,940	17,793	1,266	17,083
Investments sold short, at value (proceeds: $0, $0, $0, $67,357, $0, $0)	—	—	—	67,615	—	—
Written options, at value (premiums received: $0, $0, $0, $7,701, $882, $0)	—	—	—	1,922	791	—
Unrealized depreciation on swap agreements	—	—	—	3,845	103	—
Sale-buyback financing transactions	—	—	—	—	63,147	—
Variation margin on futures contracts	—	—	—	10	—	—
Variation margin on swap agreements	—	—	—	3,148	71	—
Unrealized depreciation on open forward currency contracts	—	1	—	14,854	603	—
Accrued expenses:
Management fees	62	7	1,125	3,059	207	22
12b-1 fees	1	—	35	35	1	—
Transfer agent fees	5	—	126	367	24	7
Trustees’ fees and expenses	1	—	13	63	3	1
Other	18	10	146	666	52	21
Total Liabilities	1,430	29	50,940	2,424,182	69,198	17,134
NET ASSETS	$116,223	$9,030	$2,336,926	$7,913,745	$512,544	$133,639
Net Assets Consist of:
Paid-in capital	$114,854	$8,754	$2,200,343	$7,293,158	$465,906	$133,604
Undistributed/(accumulated) net investment income/(loss)	235	44	22,262	37,325	4,434	35
Accumulated net realized gain/(loss)	(2,047)	26	4,932	205,356	8,885	—
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	3,181	198	109,389	388,377	33,450	—
Unrealized appreciation/(depreciation) of other financial instruments	—	8	—	(10,471)	(131)	—
	$116,223	$9,030	$2,336,926	$7,913,745	$512,544	$133,639
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$113,898	$8,760	$2,172,751	$7,748,277	$507,576	$133,308
Shares of beneficial interest[1]	11,380	854	194,860	594,606	43,980	133,308
Net asset value per share[2]	$10.01	$10.25	$11.15	$13.03	$11.54	$1.00
Administrative Class
Net assets	$310	$270	$9,571	$165,468	$4,968	$331
Shares of beneficial interest[1]	31	26	858	12,696	430	331
Net asset value per share[2]	$10.00	$10.25	$11.16	$13.03	$11.55	$1.00
Investor Class
Net assets	$2,015		$154,604
Shares of beneficial interest[1]	202	N/A	13,856	N/A	N/A	N/A
Net asset value per share[2]	$10.00		$11.16

*	Including repurchase agreements and short-term investments.
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2012

(All amounts in thousands)

	Harbor Convertible Securities Fund	Harbor Emerging Markets Debt Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
Investment Income
Interest	$2,943	$448	$139,841	$259,441	$9,884	$107
Dividends	112	—	550	1,483	—	—
Consent fee income	—	—	1,120	85	—	—
Total Investment Income	3,055	448	141,511	261,009	9,884	107
Operating Expenses
Management fees	599	64	12,667	36,588	2,314	270
12b-1 fees:
Administrative Class	1	1	21	424	11	1
Investor Class	3	—	366	—	—	—
Shareholder communications	17	—	102	584	85	5
Custodian fees	44	69	150	880	100	38
Transfer agent fees:
Institutional Class	54	4	1,174	4,472	287	81
Administrative Class	—	—	5	102	3	—
Investor Class	2	—	264	—	—	—
Professional fees	2	—	43	209	12	4
Trustees’ fees and expenses	2	—	36	157	8	3
Registration fees	48	33	121	146	61	39
Miscellaneous	6	4	24	79	9	6
Expenses before interest expense	778	175	14,973	43,641	2,890	447
Interest expense	—	—	—	63	124	—
Total expenses	778	175	14,973	43,704	3,014	447
Management fees waived	—	—	(784)	(1,656)	—	(270)
Transfer agent fees waived	(4)	—	(104)	(381)	(24)	(7)
Other expenses reimbursed	—	(96)	—	—	—	(170)
Net expenses	774	79	14,085	41,667	2,990	—
Net Investment Income/(Loss)	2,281	369	127,426	219,342	6,894	107
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(1,479)	(52)	6,093	158,386	8,559	—
Foreign currency transactions	—	6	—	1,068	(411)	—
Investments sold short	—	—	—	(8)	4	—
Swap agreements	—	—	—	63,403	932	—
Futures contracts	—	—	—	58,310	915	—
Written options	—	—	—	33,480	432	—
Change in net unrealized appreciation/(depreciation) on:
Investments	6,031	426	69,294	204,813	23,481	—
Forwards	—	1	—	22,834	2,489	—
Investments sold short	—	—	—	(213)	—	—
Swap agreements	—	—	—	(39,682)	(337)	—
Futures contracts	—	—	—	(28,465)	(531)	—
Written options	—	—	—	(11,379)	(234)	—
Translations of assets and liabilities in foreign currencies	—	3	—	(503)	(1)	—
Net gain/(loss) on investment transactions	4,552	384	75,387	462,044	35,298	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$6,833	$753	$202,813	$681,386	$42,192	$107

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Convertible Securities Fund		Harbor Emerging Markets Debt Fund
	November 1, 2011 through October 31, 2012	May 1, 2011[a] through October 31, 2011	November 1, 2011 through October 31, 2012	May 1, 2011[a] through October 31, 2011
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$2,281	$525	$369	$166
Net realized gain/(loss) on investments	(1,479)	(568)	(46)	(59)
Net unrealized appreciation/(depreciation) of investments	6,031	(2,850)	430	(224)
Net increase/(decrease) in assets resulting from operations	6,833	(2,893)	753	(117)
Distributions to Shareholders
Net investment income:
Institutional Class	(2,227)	(308)	(210)	(105)
Administrative Class	(6)	(1)	(7)	(4)
Investor Class	(26)	(3)	—	—
Net realized gain on investments:
Institutional Class	—	—	(33)	—
Administrative Class	—	—	(1)	—
Investor Class	—	—	—	—
Total distributions to shareholders	(2,259)	(312)	(251)	(109)
Net Increase/(Decrease) Derived from Capital Share Transactions	36,176	78,678	2,406	6,348
Net increase/(decrease) in net assets	40,750	75,473	2,908	6,122
Net Assets
Beginning of period	75,473	—	6,122	—
End of period*	$116,223	$75,473	$9,030	$6,122
* Includes undistributed/(accumulated) net investment income/(loss) of:	$235	$213	$44	$(7)

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund		Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011

$127,426	$106,474	$219,342	$203,640	$6,894	$9,560	$107	$183
6,093	20,514	314,639	(84,310)	10,431	22,436	—	—
69,294	(59,000)	147,405	(98,128)	24,867	(6,571)	—	—
202,813	67,988	681,386	21,202	42,192	25,425	107	183

(112,933)	(91,132)	(159,759)	(248,987)	(10,478)	(5,313)	(107)	(182)
(466)	(457)	(3,203)	(5,811)	(88)	(23)	—	(1)
(7,972)	(7,693)	—	—	—	—	—	—

(18,574)	(20,270)	(14,161)	(351,251)	(21,078)	(8,742)	—	—
(87)	(106)	(328)	(9,071)	(197)	(46)	—	—
(1,524)	(1,954)	—	—	—	—	—	—
(141,556)	(121,612)	(177,451)	(615,120)	(31,841)	(14,124)	(107)	(183)
567,624	264,511	(138,077)	(54,868)	78,292	113,317	2,476	(16,400)
628,881	210,887	365,858	(648,786)	88,643	124,618	2,476	(16,400)

1,708,045	1,497,158	7,547,887	8,196,673	423,901	299,283	131,163	147,563
$2,336,926	$1,708,045	$7,913,745	$7,547,887	$512,544	$423,901	$133,639	$131,163
$22,262	$15,418	$37,325	$31,999	$4,424	$8,754	$35	$35

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPSTOCK ACTIVITY

(All amounts in thousands)

	Harbor Convertible Securities Fund		Harbor Emerging Markets Debt Fund
	November 1, 2011 through October 31, 2012	May 1, 2011[a] through October 31, 2011	November 1, 2011 through October 31, 2012	May 1, 2011[a] through October 31, 2011
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$52,346	$84,042	$2,740	$6,106
Net proceeds from redemption fees	9	1	—	—
Reinvested distributions	309	39	240	105
Cost of shares reacquired	(17,807)	(6,367)	(582)	(117)
Net increase/(decrease) in net assets	$34,857	$77,715	$2,398	$6,094
Administrative Class
Net proceeds from sale of shares	$50	$250	$—	$250
Net proceeds from redemption fees	—	—	—	—
Reinvested distributions	6	1	8	4
Cost of shares reacquired	(1)	—	—	—
Net increase/(decrease) in net assets	$55	$251	$8	$254
Investor Class
Net proceeds from sale of shares	$1,313	$731
Net proceeds from redemption fees	—	—	Not Applicable	Not Applicable
Reinvested distributions	26	3
Cost of shares reacquired	(75)	(22)
Net increase/(decrease) in net assets	$1,264	$712
SHARES
Institutional Class
Shares sold	5,326	8,529	278	611
Shares issued due to reinvestment of distributions	32	4	25	11
Shares reacquired	(1,833)	(678)	(59)	(12)
Net increase/(decrease) in shares outstanding	3,525	7,855	244	610
Beginning of period	7,855	—	610	—
End of period	11,380	7,855	854	610
Administrative Class
Shares sold	5	25	—	25
Shares issued due to reinvestment of distributions	1	—	1	—
Shares reacquired	—	—	—	—
Net increase/(decrease) in shares outstanding	6	25	1	25
Beginning of period	25	—	25	—
End of period	31	25	26	25
Investor Class
Shares sold	133	76
Shares issued due to reinvestment of distributions	3	—
Shares reacquired	(8)	(2)	Not Applicable	Not Applicable
Net increase/(decrease) in shares outstanding	128	74
Beginning of period	74	—
End of period	202	74

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund		Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011

$989,125	$856,420	$1,689,037	$2,167,195	$183,368	$233,469	$509,968	$553,791
163	263	—	—	—	—	—	—
63,794	52,896	162,380	560,338	30,735	13,714	106	181
(502,990)	(649,532)	(1,970,316)	(2,769,973)	(137,222)	(135,854)	(507,524)	(570,330)
$550,092	$260,047	$(118,899)	$(42,440)	$76,881	$111,329	$2,550	$(16,358)

$3,507	$2,882	$34,536	$63,784	$2,629	$2,705	$361	$176
1	1	—	—	—	—	—	—
500	518	3,457	14,531	284	69	—	1
(2,592)	(2,822)	(57,171)	(90,743)	(1,502)	(786)	(435)	(219)
$1,416	$579	$(19,178)	$(12,428)	$1,411	$1,988	$(74)	$(42)

$65,288	$68,899
13	24	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
8,271	8,622
(57,456)	(73,660)
$16,116	$3,885

90,572	77,794	134,147	175,812	16,416	21,560	509,968	553,791
5,928	4,897	13,000	46,505	2,853	1,311	106	181
(45,837)	(59,141)	(157,219)	(224,343)	(12,233)	(12,490)	(507,524)	(570,330)
50,663	23,550	(10,072)	(2,026)	7,036	10,381	2,550	(16,358)
144,197	120,647	604,678	606,704	36,944	26,563	130,758	147,116
194,860	144,197	594,606	604,678	43,980	36,944	133,308	130,758

321	261	2,741	5,155	235	245	361	176
47	48	277	1,205	26	7	—	1
(237)	(255)	(4,536)	(7,344)	(136)	(74)	(435)	(219)
131	54	(1,518)	(984)	125	178	(74)	(42)
727	673	14,214	15,198	305	127	405	447
858	727	12,696	14,214	430	305	331	405

5,969	6,276
769	798
(5,251)	(6,729)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
1,487	345
12,369	12,024
13,856	12,369

Harbor Fixed Income Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CONVERTIBLE SECURITIES FUND
	Institutional Class
Year Ended October 31,	2012		2011[e]
Net asset value beginning of period	$9.49		$10.00
Income from Investment Operations
Net investment income/(loss)	0.24	[a]	0.09	[a]
Net realized and unrealized gains/(losses) on investments	0.52		(0.54)
Total from investment operations	0.76		(0.45)
Less Distributions
Dividends from net investment income	(0.24)		(0.06)
Distributions from net realized capital gains[1]	—		—
Total distributions	(0.24)		(0.06)
Proceeds from redemption fees	—	*	—	*
Net asset value end of period	10.01		9.49
Net assets end of period (000s)	$113,898		$74,531
Ratios and Supplemental Data (%)
Total return	8.18%[b]		(4.50)%[b,c]
Ratio of total expenses to average net assets[2]	0.84		1.19	[d]
Ratio of net expenses to average net assets	0.83	[a]	0.85	[a,d]
Ratio of net investment income to average net assets	2.48	[a]	2.36	[a,d]
Portfolio turnover	40		27	[c]

HARBOR EMERGING MARKETS DEBT FUND
	Institutional Class
Year Ended October 31,	2012		2011[e]
Net asset value beginning of period	$9.64		$10.00
Income from Investment Operations
Net investment income/(loss)	0.46	[a]	0.27	[a]
Net realized and unrealized gains/(losses) on investments	0.49		(0.45)
Total from investment operations	0.95		(0.18)
Less Distributions
Dividends from net investment income	(0.29)		(0.18)
Distributions from net realized capital gains[1]	(0.05)		—
Total distributions	(0.34)		(0.18)
Proceeds from redemption fees	—	*	—
Net asset value end of period	10.25		9.64
Net assets end of period (000s)	$8,760		$5,877
Ratios and Supplemental Data (%)
Total return	10.11%[b]		(1.74)%[b,c]
Ratio of total expenses to average net assets[2]	2.33		4.16	[d]
Ratio of net expenses to average net assets	1.05	[a]	1.05	[a,d]
Ratio of net investment income to average net assets	4.92	[a]	5.72	[a,d]
Portfolio turnover	73		58	[c]

See page 84 for notes to the Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Administrative Class				Investor Class
2012		2011[e]		2012		2011[e]
$9.48		$10.00		$9.48		$10.00

0.22	[a]	0.09	[a]	0.20	[a]	0.07	[a]
0.52		(0.56)		0.53		(0.54)
0.74		(0.47)		0.73		(0.47)

(0.22)		(0.05)		(0.21)		(0.05)
—		—		—		—
(0.22)		(0.05)		(0.21)		(0.05)
—	*	—	*	—	*	—	*
10.00		9.48		10.00		9.48
$310		$238		$2,015		$704

7.93%[b]		(4.70)%[b,c]		7.83%[b]		(4.72)%[b,c]
1.09		1.44	[d]	1.21		1.56	[d]
1.08	[a]	1.10	[a,d]	1.20	[a]	1.22	[a,d]
2.24	[a]	1.80	[a,d]	2.07	[a]	1.98	[a,d]
40		27	[c]	40		27	[c]

Administrative Class
2012		2011[e]
$9.63		$10.00

0.46	[a]	0.27	[a]
0.47		(0.47)
0.93		(0.20)

(0.26)		(0.17)
(0.05)		—
(0.31)		(0.17)
—	*	—
10.25		9.63
$270		$245

9.95%[b]		(1.95)%[b,c]
2.58		4.41	[d]
1.30	[a]	1.30	[a,d]
4.71	[a]	5.45	[a,d]
73		58	[c]

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR HIGH YIELD BOND FUND
	Institutional Class
Year Ended October 31,	2012		2011	2010	2009		2008
Net asset value beginning of period	$10.86		$11.23	$10.41	$8.53		$10.92
Income from Investment Operations
Net investment income/(loss)	0.65	[a]	0.71 [a]	0.68 [a]	0.55	[a]	0.67 [a]
Net realized and unrealized gains/(losses) on investments	0.40		(0.24)	0.88	1.82		(2.37)
Total from investment operations	1.05		0.47	1.56	2.37		(1.70)
Less Distributions
Dividends from net investment income	(0.64)		(0.68)	(0.70)	(0.50)		(0.70)
Distributions from net realized capital gains[1]	(0.12)		(0.16)	(0.05)	—		—
Total distributions	(0.76)		(0.84)	(0.75)	(0.50)		(0.70)
Proceeds from redemption fees	—	*	— *	0.01	0.01		0.01
Net asset value end of period	11.15		10.86	11.23	10.41		8.53
Net assets end of period (000s)	$2,172,751		$1,565,740	$1,354,531	$465,193		$47,862
Ratios and Supplemental Data (%)
Total return	10.18%[b]		4.49%[b]	15.67%[b]	28.70%[b]		(16.37)%[b]
Ratio of total expenses to average net assets[2]	0.68		0.70	0.72	0.77		0.88
Ratio of net expenses to average net assets	0.64	[a]	0.65 [a]	0.67 [a]	0.75	[a]	0.77 [a]
Ratio of net investment income to average net assets	6.06	[a]	6.54 [a]	7.01 [a]	7.64	[a]	6.90 [a]
Portfolio turnover	32		47	39	58		65

HARBOR BOND FUND
	Institutional Class
Year Ended October 31,	2012		2011	2010	2009		2008
Net asset value beginning of period	$12.20		$13.18	$12.46	$11.24		$11.79
Income from Investment Operations
Net investment income/(loss)	0.36	[a]	0.34 [a]	0.29 [a]	0.49	[a]	0.54 [a]
Net realized and unrealized gains/(losses) on investments	0.76		(0.28)	0.99	1.59		(0.41)
Total from investment operations	1.12		0.06	1.28	2.08		0.13
Less Distributions
Dividends from net investment income	(0.27)		(0.43)	(0.38)	(0.44)		(0.66)
Distributions from net realized capital gains[1]	(0.02)		(0.61)	(0.18)	(0.42)		(0.02)
Total distributions	(0.29)		(1.04)	(0.56)	(0.86)		(0.68)
Proceeds from redemption fees	—	*	—	—	—		—
Net asset value end of period	13.03		12.20	13.18	12.46		11.24
Net assets end of period (000s)	$7,748,277		$7,374,510	$7,996,353	$5,765,886		$3,667,809
Ratios and Supplemental Data (%)
Total return	9.34%[b]		0.63%[b]	10.62%[b]	19.44%[b]		0.95%[b]
Ratio of total expenses to average net assets[2]	0.57		0.57	0.59	0.60		0.58
Ratio of net expenses to average net assets	0.54	[a]	0.53 [a]	0.55 [a]	0.57	[a]	0.55 [a]
Ratio of net expenses excluding interest expense to average net assets	0.54	[a]	0.53 [a]	0.55 [a]	0.57	[a]	0.55 [a]
Ratio of net investment income to average net assets	2.88	[a]	2.73 [a]	2.34 [a]	4.34	[a]	4.47 [a]
Portfolio turnover	473		666	675	574		514

See page 84 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class							Investor Class
2012		2011	2010	2009		2008	2012		2011	2010	2009		2008
$10.87		$11.23	$10.41	$8.53		$10.92	$10.87		$11.23	$10.40	$8.53		$10.92

0.62	[a]	0.70 [a]	0.69 [a]	0.61	[a]	0.69 [a]	0.61	[a]	0.69 [a]	0.72 [a]	0.57	[a]	0.67 [a]
0.40		(0.25)	0.84	1.74		(2.43)	0.40		(0.25)	0.80	1.76		(2.43)
1.02		0.45	1.53	2.35		(1.74)	1.01		0.44	1.52	2.33		(1.76)

(0.61)		(0.65)	(0.67)	(0.48)		(0.67)	(0.60)		(0.64)	(0.65)	(0.47)		(0.65)
(0.12)		(0.16)	(0.05)	—		—	(0.12)		(0.16)	(0.05)	—		—
(0.73)		(0.81)	(0.72)	(0.48)		(0.67)	(0.72)		(0.80)	(0.70)	(0.47)		(0.65)
—	*	— *	0.01	0.01		0.02	—	*	— *	0.01	0.01		0.02
11.16		10.87	11.23	10.41		8.53	11.16		10.87	11.23	10.40		8.53
$9,571		$7,906	$7,559	$4,784		$501	$154,604		$134,399	$135,068	$120,116		$6,993

9.90%[b]		4.31%[b]	15.32%[b]	28.41%[b]		(16.59)%[b]	9.77%[b]		4.18%[b]	15.25%[b]	28.21%[b]		(16.72)%[b]
0.93		0.95	0.97	1.02		1.12	1.05		1.07	1.09	1.13		1.25
0.89	[a]	0.90 [a]	0.92 [a]	1.00	[a]	1.02 [a]	1.01	[a]	1.02 [a]	1.04 [a]	1.12	[a]	1.14 [a]
5.81	[a]	6.29 [a]	6.84 [a]	7.32	[a]	6.67 [a]	5.71	[a]	6.17 [a]	6.77 [a]	7.24	[a]	6.60 [a]
32		47	39	58		65	32		47	39	58		65

Administrative Class
2012		2011	2010		2009		2008
$12.20		$13.18	$12.45		$11.23		$11.78

0.34	[a]	0.31 [a]	0.26	[a]	0.46	[a]	0.53 [a]
0.75		(0.29)	0.99		1.60		(0.43)
1.09		0.02	1.25		2.06		0.10

(0.24)		(0.39)	(0.34)		(0.42)		(0.63)
(0.02)		(0.61)	(0.18)		(0.42)		(0.02)
(0.26)		(1.00)	(0.52)		(0.84)		(0.65)
—	*	—	—		—		—
13.03		12.20	13.18		12.45		11.23
$165,468		$173,377	$200,320		$139,935		$74,208

9.06%[b]		0.37%[b]	10.32%[b]		19.18%[b]		0.71%[b]
0.82		0.82	0.84		0.85		0.83
0.79	[a]	0.78 [a]	0.80	[a]	0.82	[a]	0.80 [a]
0.79	[a]	0.78 [a]	0.80	[a]	0.82	[a]	0.80 [a]
2.64	[a]	2.47 [a]	2.09	[a]	4.08	[a]	4.22 [a]
473		666	675		574		514

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR REAL RETURN FUND
	Institutional Class
Year Ended October 31,	2012		2011		2010		2009		2008
Net asset value beginning of period	$11.38		$11.21		$10.28		$9.02		$9.93
Income from Investment Operations
Net investment income/(loss)	0.14	[a]	0.26	[a]	0.18	[a]	0.24	[a]	0.40 [a]
Net realized and unrealized gains/(losses) on investments	0.84		0.40		1.04		1.57		(0.93)
Total from investment operations	0.98		0.66		1.22		1.81		(0.53)
Less Distributions
Dividends from net investment income	(0.26)		(0.17)		(0.29)		(0.16)		(0.38)
Distributions from net realized capital gains[1]	(0.56)		(0.32)		—		(0.39)		—
Total distributions	(0.82)		(0.49)		(0.29)		(0.55)		(0.38)
Net asset value end of period	11.54		11.38		11.21		10.28		9.02
Net assets end of period (000s)	$507,576		$420,429		$297,858		$181,592		$81,832
Ratios and Supplemental Data (%)
Total return	9.19%[b]		6.38%[b]		12.11%[b]		20.73%[b]		(5.80)%[b]
Ratio of total expenses to average net assets[2]	0.62		0.61		0.66		0.74		0.74
Ratio of net expenses to average net assets	0.62	[a]	0.60	[a]	0.60	[a]	0.60	[a]	0.57 [a]
Ratio of net expenses excluding interest expense to average net assets	0.59	[a]	0.60	[a]	0.60	[a]	0.60	[a]	0.57 [a]
Ratio of net investment income to average net assets	1.43	[a]	2.68	[a]	1.86	[a]	3.21	[a]	3.93 [a]
Portfolio turnover	287		340		309		496		1,334

HARBOR MONEY MARKET FUND
	Institutional Class
Year Ended October 31,	2012		2011		2010		2009		2008
Net asset value beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations
Net investment income/(loss)	—	*[a]	—	*[a]	—	*[a]	—	*[a]	0.03 [a]
Net realized and unrealized gains/(losses) on investments	—		—		—		—		—
Total from investment operations	—	*	—	*	—	*	—	*	0.03
Less Distributions
Dividends from net investment income	—	*	—	*	—	*	—	*	(0.03)
Distributions from net realized capital gains[1]	—		—		—		—		—
Total distributions	—	*	—	*	—	*	—	*	(0.03)
Net asset value end of period	1.00		1.00		1.00		1.00		1.00
Net assets end of period (000s)	$133,308		$130,758		$147,116		$186,909		$238,954
Ratios and Supplemental Data (%)
Total return	0.08%[b]		0.11%[b]		0.18%[b]		0.39%[b]		3.04%[b]
Ratio of total expenses to average net assets[2]	0.33		0.33		0.34		0.39		0.32
Ratio of net expenses to average net assets	—	[a]	—	[a]	0.01	[a]	0.21	[a]	0.28 [a]
Ratio of net investment income to average net assets	0.08	[a]	0.11	[a]	0.17	[a]	0.41	[a]	2.97 [a]

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 of the accompanying Notes to Financial Statements.)

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period May 1, 2011 (inception) through October 31, 2011.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class
2012		2011		2010		2009		2008
$11.40		$11.23		$10.29		$9.02		$9.93

0.10	[a]	0.09	[a]	(0.02)[a]		0.25	[a]	0.54 [a]
0.85		0.55		1.21		1.54		(1.11)
0.95		0.64		1.19		1.79		(0.57)

(0.24)		(0.15)		(0.25)		(0.13)		(0.34)
(0.56)		(0.32)		—		(0.39)		—
(0.80)		(0.47)		(0.25)		(0.52)		(0.34)
11.55		11.40		11.23		10.29		9.02
$4,968		$3,472		$1,425		$552		$468

8.88%[b]		6.12%[b]		11.77%[b]		20.52%[b]		(6.10)%[b]
0.87		0.87		0.91		0.99		1.03
0.87	[a]	0.85	[a]	0.85	[a]	0.86	[a]	0.82 [a]
0.84	[a]	0.85	[a]	0.85	[a]	0.86	[a]	0.82 [a]
1.18	[a]	2.26	[a]	1.59	[a]	2.40	[a]	3.69 [a]
287		340		309		496		1,334

Administrative Class
2012		2011		2010		2009		2008
$1.00		$1.00		$1.00		$1.00		$1.00

—	*[a]	—	*[a]	—	*[a]	—	*[a]	0.03 [a]
—		—		—		—		—
—	*	—	*	—	*	—	*	0.03

—	*	—	*	—	*	—	*	(0.03)
—		—		—		—		—
—	*	—	*	—	*	—	*	(0.03)
1.00		1.00		1.00		1.00		1.00
$331		$405		$447		$413		$13

0.08%[b]		0.11%[b]		0.18%[b]		0.31%[b]		2.79%[b]
0.58		0.59		0.59		0.43		0.56
—	[a]	—	[a]	0.01	[a]	0.25	[a]	0.53 [a]
0.08	[a]	0.11	[a]	0.18	[a]	0.14	[a]	2.73 [a]

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2012

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts and options contracts) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on the national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing service may also include

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

information about cash flows, prepayment rates, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Securities held by Harbor Money Market Fund are valued at amortized cost, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity. Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by each other Fund are also valued at amortized cost. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized in Level 2 of the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security would be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third party pricing vendor. Indicative market quotations are typically received from established market

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

participants. In the event that the source of fair value is from a single sourced broker quote and the subadviser does not have the transparency to view the underlying inputs that support the market quotations, these securities are categorized as Level 3 in the fair value hierarchy even though the market quotation is independently received. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

The Funds have adopted Accounting Standards Update 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS, which was established with the goal of convergence with the International Accounting Standards Board guidance on fair value measurements and disclosures. Enhanced disclosures are required to detail any transfers between Level measurement categories and the reasons for such transfers. Additionally, enhanced disclosures are required to provide a description of the sensitivity of recurring Level 3 fair value measurements to changes in the unobservable inputs.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, Level transfer activity, and a Level 3 reconciliation including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Loan Participations and Assignments

Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the period, Harbor High-Yield Bond Fund,

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Harbor Bond Fund and Harbor Real Return Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Harbor High-Yield Bond Fund has also entered into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

Harbor High-Yield Bond Fund may also receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statements of Operations.

At the end of the period October 31, 2012, Harbor High-Yield Bond Fund had $8,200 in unfunded loan commitments outstanding.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the period, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the period, Harbor Bond Fund and Harbor Real Return Fund invested in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

During the period, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

(“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Forward Commitments and When-Issued Securities

During the period, Harbor Bond Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally take place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with a Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the

Harbor Fixed Income Funds

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repurchase agreement. During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). Specifically, ASU 2011-03 refers to the accounting for repurchase agreements and similar agreements that entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and, as a result, certain repurchase agreements may now be required to be accounted for as secured borrowings. Effective November 1, 2011, the Funds began accounting for the sale and simultaneous repurchase of certain securities (a “sale-buyback”) as financing transactions, and as a result, the Funds may have recorded interest expense. These transactions were previously accounted for as purchases and sales.

Sale-Buybacks

A “sale-buyback” transaction consists of a sale of a security by the Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same, or substantially the same, security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. During the period, Harbor Bond Fund and Harbor Real Return Fund entered into such financing transactions referred to as sale-buybacks.

The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.

The average amount of borrowings outstanding during the period ended October 31, 2012 was $75,847 at a weighted average interest rate of 0.081% for the Harbor Bond Fund and $57,484 at a weighted average interest rate of 0.216% for the Harbor Real Return Fund.

Short Sales

During the period, Harbor Bond Fund and Harbor Real Return Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, it will maintain cash or liquid securities

Harbor Fixed Income Funds

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NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

Futures Contracts

A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the period, Harbor Bond Fund and Harbor Real Return Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, Harbor Bond Fund and Harbor Real Return Fund purchased and wrote (sold) option contracts to manage their exposure to the bond markets and to fluctuations in interest rates and currency values. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund

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realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.

Straddle Options

A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date.

Swap Agreements

A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.

Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the fair value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement with the Fund and the counterparty, and the posting of collateral by the counterparty.

Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the period, Harbor Bond Fund and Harbor Real Return Fund used interest rate swap agreements to manage their exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings and the amount of interest income earned.

Harbor Fixed Income Funds

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Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the period, Harbor Bond Fund and Harbor Real Return Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; such Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.

The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at October 31, 2012 for Harbor Bond Fund and Harbor Real Return Fund is $961,504 and $4,200, respectively.

Total Return Swaps are agreements between counterparties to exchange the return of a given underlying asset, including any income it generates and appreciation in value, in exchange for a set rate, either fixed or variable. During the period, Harbor Real Return Fund used total return swap agreements to gain or mitigate exposure to underlying reference assets, securities, or indices.

Under the terms of a total return swap, one counterparty pays out the total return of a specific referenced asset or index and in return receives a regular stream of payments. To the extent the total return of an asset or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty.

Structured Notes

Structured notes are hybrid securities that combine a debt obligation with an embedded derivative component. The derivative component is linked to changes in the value of an underlying reference asset or index so as to modify the return characteristics of the debt obligation. During the period, Harbor Emerging Markets Debt Fund invested in structured notes to obtain a customized exposure and return structure that was not otherwise available.

Fluctuations in the value of structured notes are recorded as unrealized gains and losses. Net payments are recorded as net realized gains and losses. At maturity, or when the note is sold, the Fund records a realized gain or loss. Structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying reference asset or index. These notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of a decline in the value of the underlying reference asset or index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex or more traditional debt securities. These notes are subject to prepayment, credit and interest rate risks similar to those of conventional fixed income securities.

Forward Currency Contracts

A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the period, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the period, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the fund that incurred such expense, whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (in particular, the tax years ended October 31, 2009–2011), including positions expected to be taken upon filing the 2012 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. ASU 2011-11 will require additional disclosures about the amounts reported on the financial statements to reflect the effect or potential effect of netting arrangements on the Funds’ financial position. ASU 2011-11 will become effective for interim or annual periods beginning on or after January 1, 2013. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2012 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor Convertible Securities Fund	$—	$72,866	$—	$41,013
Harbor Emerging Markets Debt Fund	—	7,569	—	5,080
Harbor High-Yield Bond Fund	19,552	1,772,126	6,209	1,237,973
Harbor Bond Fund	42,767,962	1,324,941	41,829,524	1,462,504
Harbor Real Return Fund	1,510,329	46,210	1,455,753	98,118

Written Options

Transactions in written options for the period ended October 31, 2012 are summarized as follows:

HARBOR BOND FUND
	Options Written		Options Written		Options Written
	Swap Options - U.S.		U. S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	3,384,500,000	$27,190	—	$—	1,022	E$	814
Options opened	3,448,300,000	15,029	2,126	485	—		—
Options closed	(5,407,200,000)	(34,518)	(2,126)	(485)	(1,022)		(814)
Options expired	—	—	—	—	—		—

Open at 10/31/2012	1,425,600,000	$7,701	—	$—	—	E$	—

HARBOR REAL RETURN FUND
	Options Written		Options Written
	Swap Options - U.S.		U. S. Treasury Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	91,800,000	$651	—	$—
Options opened	144,600,000	1,080	28	16
Options closed	(113,100,000)	(849)	(28)	(16)
Options expired	—	—	—	—

Open at 10/31/2012	123,300,000	$882	—	$—

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2012. The agreements provide for fees based on an annual percentage rate of average daily net assets set forth below under the heading “Contractual Rate.” The actual rate paid, as a percentage of average daily net assets, for the fiscal year ended October 31, 2012, is set forth below under the heading “Actual Rate.”

	Contractual Rate		Actual Rate
Harbor Convertible Securities Fund	0.65%		0.65%
Harbor Emerging Markets Debt Fund	0.85		0.85
Harbor High-Yield Bond Fund	0.60	[a]	0.57
Harbor Bond Fund	0.48	[b]	0.46
Harbor Real Return Fund	0.48		0.48
Harbor Money Market Fund	0.20	[c]	0.00

a	The Adviser has contractually agreed to reduce the management fee to 0.56% through February 28, 2013.

b	The Adviser has contractually agreed to reduce the management fee to 0.455% on assets greater than $1 billion through February 28, 2013.

c	The Adviser has contractually agreed to reduce the management fee to 0.18% through February 28, 2013.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Convertible Securities Fund limiting the total expenses for the Fund to 0.85%, 1.10% and 1.22% for the Institutional Class, Administrative Class and Investor Class, respectively. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Emerging Markets Debt Fund limiting the total expenses for the Fund to 1.05% and 1.30% for the Institutional Class and Administrative Class, respectively. Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Money Market Fund limiting the total expenses for the Fund to 0.28% for the Institutional Class and 0.53% for the Administrative Class. The contractual expense limitations are effective through February 28, 2013 for Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund and Harbor Money Market Fund. Since December 9, 2009, Harbor Capital has voluntarily reimbursed all expenses of Harbor Money Market Fund resulting in actual expense ratios for the year ended October 31, 2012 of 0.00% and 0.00% for the Institutional Class and Administrative Class, respectively. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note below.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2012. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On October 31, 2012, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Convertible Securities Fund	485,272	25,714	25,685	536,671	0.0%
Harbor Emerging Markets Debt Fund	523,294	26,294	—	549,588	0.6
Harbor High-Yield Bond Fund	41,065	4	12	41,081	0.0
Harbor Bond Fund	20,286	3	—	20,289	0.0
Harbor Real Return Fund	10,109	3	—	10,112	0.0
Harbor Money Market Fund	63,082,355	25,152	—	63,107,507	0.5

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Fixed Income Funds totaled $195 for the year ended October 31, 2012.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Other Liabilities” and “Other Assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Redemption Fee

A 1% redemption fee is charged on shares of Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund that are redeemed within 9 months from their date of purchase. A 2% redemption fee is charged on shares of Harbor Emerging Markets Debt Fund that are redeemed within 60 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the year ended October 31, 2012 the redemption fee proceeds are as follows:

Amount
Harbor Convertible Securities Fund	$9
Harbor Emerging Markets Debt Fund	—
Harbor High-Yield Bond Fund	177

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of swap agreement transactions, use of equilization and foreign currency transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2012 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Harbor Convertible Securities Fund	$—	$—	$—
Harbor Emerging Markets Debt Fund	(101)	101	—
Harbor High-Yield Bond Fund	789	(929)	140
Harbor Bond Fund	(51,054)	32,599	18,455
Harbor Real Return Fund	(648)	648	—
Harbor Money Market Fund	—	—	—

The tax composition of distributions is as follows:

	As of October 31, 2011			As of October 31, 2012
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Harbor Convertible Securities Fund	$312	$—	$312	$2,260	$—	$2,260
Harbor Emerging Markets Debt Fund	109	—	109	250	—	250
Harbor High-Yield Bond Fund	114,874	6,738	121,612	121,371	20,185	141,556
Harbor Bond Fund	478,675	136,445	615,120	162,961	14,490	177,451
Harbor Real Return Fund	12,354	1,770	14,124	28,318	3,525	31,843
Harbor Money Market Fund	183	—	183	107	—	107

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

As of October 31, 2012, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Harbor Convertible Securities Fund	$941	$—	$3,091
Harbor Emerging Markets Debt Fund	109	—	167
Harbor High-Yield Bond Fund	22,277	5,072	109,248
Harbor Bond Fund	274,639	73,717	364,293
Harbor Real Return Fund	7,776	5,881	32,985
Harbor Money Market Fund	35	—	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At October 31, 2012, the following Fund had a capital loss carryforward for federal tax purposes, which will reduce the Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code. This will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. The following capital loss carryforward does not expire:

	Capital Loss Carryforwards:
	Short-Term	Long-Term	Total
Harbor Convertible Securities Fund	$1,957	$—	$1,957

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2012 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor Convertible Securities Fund*	$112,102	$4,236	$(1,145)	$3,091
Harbor Emerging Markets Debt Fund	8,624	331	(163)	168
Harbor High-Yield Bond Fund	2,223,999	111,637	(2,390)	109,247
Harbor Bond Fund	9,418,254	412,926	(27,343)	385,583
Harbor Real Return Fund	542,041	34,533	(1,525)	33,008
Harbor Money Market Fund	145,254	—	—	—

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies.

Each Fund’s derivative instruments outstanding as of the year ended October 31, 2012 as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for these Funds.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES —Continued

Derivative Instruments

At October 31, 2012, the fair values of derivatives by primary risk exposure were reflected in the Statement of Assets and Liabilities as follows:

HARBOR EMERGING MARKETS DEBT FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Open forward currency contracts	$—	$9	$—	$9

Liabilities
Open forward currency contracts	$—	$(1)	$—	$(1)

HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Open forward currency contracts	$—	$10,115	$—	$10,115
Investments, at value (Rights/Warrants)	—	—	—	—
Unrealized appreciation on OTC swap agreements[b]	887	—	17,164	18,051
Variation margin on futures contracts[a]	3,549	—	—	3,549
Variation margin on exchange traded swap agreements[a,b]	969	—	—	969

Liabilities
Open forward currency contracts	$—	$(14,854)	$—	$(14,854)
Unrealized depreciation on OTC swap agreements[b]	(172)	—	(3,673)	(3,845)
Variation margin on futures contracts[a]	(237)	—	—	(237)
Variation margin on exchange traded swap agreements[a,b]	(29,694)	—	(304)	(29,998)
Written options, at value	(1,922)	—	—	(1,922)

HARBOR REAL RETURN FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Open forward currency contracts	$—	$475	$—	$475
Investments, at value (Purchased and Straddle Options)	195	—	—	195
Unrealized appreciation on OTC swap agreements[b]	265	—	55	320
Variation margin on futures contracts[a]	26	—	—	26

Liabilities
Open forward currency contracts	$—	$(603)	$—	$(603)
Unrealized depreciation on OTC swap agreements[b]	(2)	—	(101)	(103)
Variation margin on exchange traded swap agreements[a,b]	(337)	—	—	(337)
Written options, at value	(791)	—	—	(791)

a	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

b	Net of premiums paid of $8,096 and $435 for Harbor Bond Fund and Harbor Real Return Fund, respectively.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives by primary risk exposure for the year ended October 31, 2012, were:

HARBOR EMERGING MARKETS DEBT FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$20	$—	$20

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$1	$—	$1

HARBOR BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$5,307	$—	$5,307
Futures contracts	58,310	—	—	58,310
Option contracts-purchased	415	—	—	415
Option contracts-written	33,480	—	—	33,480
Swap agreements	56,144	—	7,259	63,403

Realized net gain/(loss) on derivatives	$148,349	$5,307	$7,259	$160,915

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$22,834	$—	$22,834
Futures contracts	(28,465)	—	—	(28,465)
Option contracts-purchased	(339)	—	—	(339)
Option contracts-written	(11,379)	—	—	(11,379)
Swap agreements	(59,859)	—	20,177	(39,682)

Change in unrealized appreciation/(depreciation) on derivatives	$(100,042)	$22,834	$20,177	$(57,031)

HARBOR REAL RETURN FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$(120)	$—	$(120)
Futures contracts	915	—	—	915
Option contracts-purchased (including straddles)	(35)	—	—	(35)
Option contracts-written	432	—	—	432
Swap agreements	936	—	(4)	932

Realized net gain/(loss) on derivatives	$2,248	$(120)	$(4)	$2,124

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$2,489	$—	$2,489
Futures contracts	(531)	—	—	(531)
Option contracts-purchased (including straddles)	(128)	—	—	(128)
Option contracts-written	(234)	—	—	(234)
Swap agreements	(453)	—	116	(337)

Change in unrealized appreciation/(depreciation) on derivatives	$(1,346)	$2,489	$116	$1,259

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

Harbor Fixed Income Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund (six of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2012, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund of the Harbor Funds at October 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 19, 2012

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2012 through October 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2012)	Ending Account Value (October 31, 2012)
Harbor Convertible Securities Fund
Institutional Class	0.83%
Actual		$4.22	$1,000	$1,022.50
Hypothetical (5% return)		$4.17	$1,000	$1,020.91
Administrative Class	1.08%
Actual		$5.49	$1,000	$1,020.30
Hypothetical (5% return)		$5.48	$1,000	$1,019.57
Investor Class	1.20%
Actual		$6.09	$1,000	$1,020.90
Hypothetical (5% return)		$6.09	$1,000	$1,018.95
Harbor Emerging Markets Debt Fund
Institutional Class	1.05%
Actual		$5.41	$1,000	$1,048.30
Hypothetical (5% return)		$5.33	$1,000	$1,019.73
Administrative Class	1.30%
Actual		$6.69	$1,000	$1,047.00
Hypothetical (5% return)		$6.60	$1,000	$1,018.44

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2012)	Ending Account Value (October 31, 2012)
Harbor High-Yield Bond Fund
Institutional Class	0.64%
Actual		$3.29	$1,000	$1,042.60
Hypothetical (5% return)		$3.25	$1,000	$1,021.84
Administrative Class	0.89%
Actual		$4.56	$1,000	$1,041.30
Hypothetical (5% return)		$4.52	$1,000	$1,020.55
Investor Class	1.01%
Actual		$5.18	$1,000	$1,040.60
Hypothetical (5% return)		$5.13	$1,000	$1,019.93
Harbor Bond Fund
Institutional Class	0.54%
Actual		$2.77	$1,000	$1,044.70
Hypothetical (5% return)		$2.75	$1,000	$1,022.35
Administrative Class	0.79%
Actual		$4.06	$1,000	$1,043.40
Hypothetical (5% return)		$4.01	$1,000	$1,021.07
Harbor Real Return Fund
Institutional Class	0.59%
Actual		$3.04	$1,000	$1,047.80
Hypothetical (5% return)		$3.00	$1,000	$1,022.10
Administrative Class	0.84%
Actual		$4.32	$1,000	$1,046.50
Hypothetical (5% return)		$4.27	$1,000	$1,020.81
Harbor Money Market Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,000.60
Hypothetical (5% return)		$0.00	$1,000	$1,025.14
Administrative Class	0.00%
Actual		$0.00	$1,000	$1,000.60
Hypothetical (5% return)		$0.00	$1,000	$1,025.14
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Harbor Fixed Income Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Percentage of Distribution
Harbor Convertible Securities Fund	4%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designated the following capital gain dividends for the year ended October 31, 2012:

Amount (000s)
Harbor High-Yield Bond Fund	$20,190
Harbor Bond Fund	17,150
Harbor Real Return Fund	3,524

For the fiscal year ended October 31, 2012, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2012, complete information will be reported in conjunction with Form 1099-DIV.

Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2012 will receive a Form 1099-DIV in January 2013 that will show the tax character of those distributions.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2012)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (68) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	28	None

Donna J. Dean (61) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (2000-Present).	28	None

John P. Gould (73) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); Director of Unext.com (Internet based education company) (1999-2006); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	28	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (65) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Advisory Director of Berkshire Partners (a private equity firm) (2002-Present); and Founder and Senior Managing Director of Nassau Capital, LLC (a private equity firm) (1995-2002).	28	Director of Fiber Tower Corporation (2002-2011) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (71) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
INTERESTED TRUSTEE
David G. Van Hooser (66)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Treasurer (2007-2012), President (2003-2007), Chief Financial Officer (2012-Present) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	28	None
TRUSTEE EMERITUS**
Howard P. Colhoun (77) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	28	None

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE***
Charles F. McCain (43) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (41) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Executive Vice President and Treasurer (2012-Present), Harbor Funds Distributors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (37) Vice President, Secretary and AML Compliance Officer	Since 2007	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.

Brian L. Collins (44) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (53) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (60) Assistant Secretary 33 Arch Street, Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as a Trustee Emeritus for a term expiring December 31, 2013. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All US Convertibles Ex Mandatory Index—The BofA Merrill Lynch All US Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Glossary—Continued

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Glossary—Continued

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Glossary—Continued

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive 34th Floor Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.AR.FI.1012

Annual Report

October 31, 2012

Target Retirement Funds

	Institutional Class	Administrative Class	Investor Class

Harbor Target Retirement Income Fund	HARAX	HARBX	HARCX

Harbor Target Retirement 2010 Fund	HARDX	HAIIX	HARFX

Harbor Target Retirement 2015 Fund	HARGX	HARHX	HARIX

Harbor Target Retirement 2020 Fund	HARJX	HARKX	HARLX

Harbor Target Retirement 2025 Fund	HARMX	HARNX	HAROX

Harbor Target Retirement 2030 Fund	HARPX	HARQX	HARTX

Harbor Target Retirement 2035 Fund	HARUX	HARVX	HARWX

Harbor Target Retirement 2040 Fund	HARYX	HARZX	HABBX

Harbor Target Retirement 2045 Fund	HACCX	HADDX	HAEEX

Harbor Target Retirement 2050 Fund	HAFFX	HAGGX	HAHHX

This document must be preceded or accompanied by a Prospectus.

Harbor Target Retirement Funds

ANNUAL REPORT OVERVIEW

The fiscal year ended October 31, 2012. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. Returns for periods less than one year are not annualized. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Total Return Year Ended October 31, 2012
HARBOR TARGET RETIREMENT FUNDS	Institutional Class	Administrative Class	Investor Class
Harbor Target Retirement Income	9.23%	9.34%	9.34%
Harbor Target Retirement 2010	9.38	9.29	9.29
Harbor Target Retirement 2015	9.49	9.49	9.49
Harbor Target Retirement 2020	9.71	9.72	9.71
Harbor Target Retirement 2025	9.62	9.62	9.62
Harbor Target Retirement 2030	9.64	9.74	9.74
Harbor Target Retirement 2035	9.86	9.87	9.87
Harbor Target Retirement 2040	9.76	9.78	9.78
Harbor Target Retirement 2045	9.62	9.62	9.62
Harbor Target Retirement 2050	9.66	9.74	9.74

UNDERLYING HARBOR FUNDS PERFORMANCE (INSTITUTIONAL CLASS SHARES)

	Total Return for Year Ended October 31, 2012					Expense Ratios*
EQUITY & STRATEGIC MARKET FUNDS	One Year	Five Years[a]	Ten Years[a]	Since Inception[a]	Inception Date	Net		Gross
Harbor Capital Appreciation Fund	8.21%	1.57%	7.30%	10.53%	12/29/1987	0.67%[b]		0.68%
Harbor Mid Cap Growth Fund	8.98	-0.94	10.19	0.74	11/1/2000	0.86		0.86
Harbor Small Cap Growth Fund	6.88	1.30	8.82	6.01	11/1/2000	0.85		0.85
Harbor Large Cap Value Fund	17.41	-1.04	6.52	9.02	12/29/1987	0.68	[c]	0.71
Harbor Mid Cap Value Fund	14.50	1.60	7.41	5.12	3/1/2002	0.95	[c]	1.08
Harbor Small Cap Value Fund	9.60	0.56	9.26	8.47	12/14/2001	0.86		0.86
Harbor International Fund	7.95	-3.25	11.64	11.73	12/29/1987	0.78	[b]	0.79
Harbor International Growth Fund	4.50	-6.93	6.43	2.83	11/1/1993	0.87		0.87
Harbor Global Value Fund	2.82	-8.36	N/A	-5.13	8/7/2006	1.00	[c]	1.18
Harbor Global Growth Fund	13.29	N/A	N/A	23.52	3/1/2009	1.00	[c]	1.68
Harbor Commodity Real Return Strategy Fund	1.73	N/A	N/A	-1.00	09/02/2008	0.94	[c]	1.05

FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	10.18%	7.46%	N/A	8.32%	12/1/2002	0.66%[b]		0.70%
Harbor Bond Fund	9.34	7.97	6.53	8.05	12/29/1987	0.55	[b]	0.57
Harbor Real Return Fund	9.19	8.17	N/A	7.05	12/1/2005	0.60		0.60

SHORT-TERM INVESTMENTS
Harbor Money Market Fund	0.08%	0.75%	1.78%	3.81%	12/29/1987	0.28%[b,c]		0.33%
Current 7-day subsidized SEC yield for period ended 10/31/2012: 0.12%
Current 7-day unsubsidized SEC yield for period ended 10/31/2012: -0.20%

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2012
Russell 3000® Index; entire U.S. stock market	14.75%
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE (ND)); international equity	4.61
Barclays U.S. Aggregate Bond Index; domestic bonds	5.25

*	All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a funds average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the funds current prospectus, as revised and supplemented to date.

a	Annualized.

b	Reflects contractual management fee reduction until 02/28/2013.

c	Contractual limitation on Fund operating expenses until 02/28/2013.

1

Harbor Target Retirement Funds

ANNUAL REPORT OVERVIEW—Continued

TARGET ASSET ALLOCATION

Over time, the allocation to asset classes and underlying Harbor funds will change in a predetermined manner as shown in the chart above. The chart shows the shifting of asset classes over time and illustrates how each Target Retirement Fund’s (except Harbor Target Retirement Income Fund) asset mix becomes more conservative as time elapses.

The principal value of the Funds is not guaranteed at any time, including the target retirement date.

INVESTMENT STYLES

The Harbor Target Retirement Funds are constructed based on Harbor Capital Advisors’ investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.

Harbor Capital Advisors allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

HARBOR TARGET RETIREMENT FUNDS – ACTUAL ALLOCATION AS OF OCTOBER 31, 2012

	Income	2010	2015	2020	2025	2030	2035	2040	2045	2050
Equity & Commodity Funds
Harbor Capital Appreciation Fund	2%	2%	3%	4%	4%	5%	6%	7%	8%	9%
Harbor Mid Cap Growth Fund	1	2	2	2	3	4	4	5	6	6
Harbor Small Cap Growth Fund	1	1	2	2	2	3	3	4	4	5
Harbor Large Cap Value Fund	3	4	5	5	7	8	10	11	13	13
Harbor Mid Cap Value Fund	2	2	3	4	4	5	6	7	8	9
Harbor Small Cap Value Fund	2	2	2	3	4	4	5	6	7	7
Harbor International Fund	5	6	8	9	11	13	16	18	21	22
Harbor International Growth Fund	2	3	3	4	5	6	7	8	9	9
Harbor Global Value Fund	1	1	2	2	2	3	3	4	4	5
Harbor Global Growth Fund	1	1	2	2	2	3	3	4	4	5
Harbor Commodity Real Return Strategy Fund	0	1	2	3	4	5	5	4	4	3
Total Equity & Commodity Funds	20	25	34	40	48	59	68	78	88	93
Fixed Income Funds
Harbor High-Yield Bond Fund	10	10	12	13	13	11	10	8	5	3
Harbor Bond Fund	44	42	38	36	31	26	20	13	7	4
Harbor Real Return Fund	21	18	13	11	8	4	2	1	0	0
Total Fixed Income Funds	75	70	63	60	52	41	32	22	12	7
Short-Term Investments
Harbor Money Market Fund	5	5	3	0	0	0	0	0	0	0
Total Short-Term Investments	5	5	3	0	0	0	0	0	0	0
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

2

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Global equities generated positive returns for fiscal 2012, with U.S. stocks leading the way. Broad measures of U.S. equities posted double-digit gains. International equities had lower returns as continuing sovereign debt problems in Europe and slowing growth in China weighed more heavily on foreign stocks. In addition, for U.S.-based investors, the strength of the U.S. dollar versus the euro, the Japanese yen, and certain other currencies reduced the returns of international equities by about 3.5%. Bonds produced solid gains, with high-yield debt having double-digit returns. These results in both equity and fixed income investments translated into solid returns for the diversified Harbor Target Retirement Funds.

Harbor Target Retirement Funds

The Harbor Target Retirement Funds produced returns as expected given the performance for the underlying Harbor Funds in each portfolio. Returns ranged from 9.23% for Harbor Target Retirement Income Fund (Institutional Class), which has the smallest exposure to stocks, to 9.87% for Harbor Target Retirement 2035 Fund (Administrative and Investor Classes), which has about two-thirds of its portfolio in equities.

Harbor Large Cap Value Fund (Institutional Class), which has the largest allocation of any domestic equity fund in the Harbor Target Retirement Funds series, led all Funds with a return of 17.41%, while Harbor International Fund (Institutional Class), the largest single fund in the international and global equity allocation, returned 7.95%. Harbor Bond Fund (Institutional Class), the largest fixed income allocation, returned 9.34%. Harbor Global Value Fund (Institutional Class), with a return of 2.82%, trailed its benchmark index and was one of the weaker equity performers in the portfolios.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2012
		Annualized
Domestic Equities	1 Year	5 Years	10 Years	30 Years
Wilshire 5000 Total Market Index (entire U.S. stock market)	14.30%	0.77%	7.79%	10.81%
S&P 500 Index (large cap stocks)	15.21	0.36	6.91	10.97
Russell Midcap® Index (mid cap stocks)	12.15	1.70	10.52	12.22
Russell 2000® Index (small cap stocks)	12.08	1.19	9.58	9.77
Russell 3000® Growth Index	12.76	1.90	7.32	9.75
Russell 3000® Value Index	16.70	-0.85	7.49	11.49

International & Global
MSCI EAFE (ND) Index (foreign stocks)	4.61%	-5.81%	7.73%	9.87%
MSCI World (ND) Index (global stocks)	9.45	-2.87	7.20	9.67
MSCI EM Index (emerging markets)	2.63	-3.47	16.20	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	-4.44%	-4.43%	4.89%	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	13.18%	9.12%	10.96%	N/A
Barclays Capital US Aggregate Bond Index (domestic bonds)	5.25	6.38	5.39	8.21
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.08	0.66	1.81	4.73

Domestic Equity Markets

U.S. equities generated strong gains in fiscal 2012. The broad domestic equity market, as measured by the Wilshire 5000 Total Market Index, returned 14.30%. U.S. equities posted double-digit gains across all capitalization ranges, with large caps outperforming mid cap and small cap stocks. U.S. value stocks outperformed growth.

International Equity Markets and Strategic Markets

International equities finished the fiscal year higher, with the MSCI EAFE (ND) Index of stocks in developed international markets posting a return of 4.61%, while emerging markets returned less than 3%. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 9.45%. (All international and global returns are in U.S. dollars.)

Commodities declined, reflecting weaker global demand. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on physical commodities, had a return of -4.44%.

3

Fixed Income Markets

Bonds generated solid returns for fiscal 2012 with some investors showing a willingness to take on additional risk. The broad U.S. taxable bond market advanced 5.25%, while high-yield bonds and emerging markets debt recorded double-digit gains. Money market returns remained near zero as the Federal Reserve continued to hold the federal funds rate in the range of 0% to 0.25%.

Portfolio Manager Changes

As announced previously, we are pleased to welcome Aristotle Capital Management, LLC as the portfolio manager of Harbor Large Cap Value Fund and Causeway Capital Management LLC as the portfolio manager of Harbor Global Value Fund. The Harbor Funds Board of Trustees appointed both Aristotle and Causeway to be the subadvisers of their respective funds effective May 25, 2012.

Keeping a Long-Term Focus

The macroeconomic challenges of the last several years remain and will continue to provide a backdrop for economic and investing conditions for years to come. Sluggish growth and excessive debt remain to be addressed in many parts of the developed world, including the United States. Some emerging economies currently show promise of potentially better growth, yet no investing opportunity is without risk. Uncertainty is always present, even in the best of times.

We believe the best advice for investors in any market environment is to stay focused on their long-term investment objectives. Investors can help address market uncertainties by building a diversified portfolio of stocks, bonds, and cash that is consistent with your long-term financial objectives and your tolerance of risk. A diversified portfolio can still decline in value, yet appropriate diversification can help cushion the effects of a market decline. Harbor Funds offers a range of actively-managed target retirement funds that are diversified portfolios to help investors reach certain long-term financial goals.

Thank you for your investment in Harbor Funds.

December 18, 2012

David G. Van Hooser

Chairman

4

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Current income and some capital appreciation

MARKET REVIEW

U.S. equities turned in a strong performance in fiscal 2012 while international stocks recorded modest gains. Financial markets experienced considerable volatility, reflecting ongoing investor worries over slowing growth in China, persistent debt problems in Europe, and the sluggish pace of economic recovery in the U.S. Bonds registered solid returns while commodity prices retreated.

The Russell 3000® Index, a broad measure of the U.S. stock market, advanced 14.75%. Large cap stocks outperformed mid caps and small caps. The large cap universe, as measured by the Standard & Poor’s 500 Index, advanced 15.21%, with all 10 economic sectors recording positive returns. Reversing a trend of recent years, value stocks outpaced growth stocks across all capitalization ranges.

Equities in developed overseas markets, as measured by the MSCI EAFE (ND) Index, gained 4.61%. (All international and global returns are in U.S. dollars.) Only half of the 10 economic sectors in the index recorded positive returns. Stocks in emerging markets, as measured by the MSCI EM Index, returned 2.63%.

Commodities were weak, a reflection of concerns over the potentially adverse effects that slowing growth in China and a recession in Europe could have on the pace of economic activity around the world. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, had a return of -4.44%.

The Barclays U.S. Aggregate Bond Index, a measure of the U.S. taxable bond market, recorded a solid return of 5.25%. The BofA Merrill Lynch U.S. High Yield Index returned 13.18%, reflecting strong demand by institutional and individual investors for higher yields in a low-yield environment.

PERFORMANCE

Harbor Target Retirement Income Fund posted returns of 9.23% (Institutional Class) and 9.34% (Administrative and Investor Classes) for the 12 months ended October 31. The Fund added value compared with the international equity and bond benchmark indices as several of its larger components outperformed their respective benchmarks. All of the portfolio’s underlying Harbor Funds had positive returns.

Fixed income funds, which comprise 75% of the portfolio, made the largest overall contribution to the Fund’s total return for the fiscal year. Harbor Bond Fund, the portfolio’s largest component, returned 9.34% and outpaced its Barclays U.S. Aggregate Bond Index benchmark by 409 basis points, or 4.09 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Real Return Fund, the second-largest element of the portfolio, returned 9.19% and outperformed its benchmark, the Barclays U.S. TIPS Index, by 116 basis points. Harbor High-Yield Bond Fund recorded the highest return in the fixed income group, 10.18%, but trailed its BofA Merrill Lynch US High Yield Index benchmark by 300 basis points.

Within the domestic equity area of the portfolio, funds managed with a value-oriented style outpaced their growth-oriented counterparts. Harbor Large Cap Value Fund had the best performance among all constituent funds in the portfolio. It returned 17.41% and outperformed its benchmark, the Russell 1000® Value Index, by 52 basis points. The outperformance was driven primarily by stock selection. Harbor Mid Cap Value Fund was the second-best performer in the portfolio with a return of 14.50% while Harbor Small Cap Value Fund returned 9.60%, although both trailed their respective benchmarks. Harbor Mid Cap Growth Fund had the best performance among the portfolio’s growth-oriented domestic equity funds. It returned 8.98%, lagging its Russell Midcap® Growth Fund benchmark by 11 basis points.

5

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY—Continued

Harbor Global Growth Fund had the highest return within the international and global equity area of the portfolio. It advanced 13.29% and outpaced its benchmark, the MSCI AC World Index, by 474 basis points. Stock selection and sector weightings both contributed to Harbor Global Growth Fund’s outperformance relative to the index. Harbor International Fund, the largest equity component of the portfolio, returned 7.95% and outperformed its MSCI EAFE (ND) Index benchmark by 334 basis points. Stock selection was the main driver of Harbor International Fund’s outperformance. Offsetting the strong performance of Harbor Global Growth Fund and Harbor International Fund, Harbor Global Value Fund, up 2.82%, had the weakest equity-fund performance in the portfolio and trailed its benchmark, the MSCI World (ND) Index, by 663 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Target Retirement Income Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2600

Cusip	411511371

Ticker	HARAX

Inception Date	01/02/2009

Net Expense Ratio	0.59%[a]

Total Net Assets (000s)	$16,383

ADMINISTRATIVE CLASS

Fund #	2700

Cusip	411511363

Ticker	HARBX

Inception Date	01/02/2009

Net Expense Ratio	0.59%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2800

Cusip	411511355

Ticker	HARCX

Inception Date	01/02/2009

Net Expense Ratio	0.59%[a]

Total Net Assets (000s)	$14

a	The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	4.9%

Harbor Large Cap Value Fund	3.0%

Harbor International Growth Fund	2.1%

Harbor Capital Appreciation Fund	2.0%

Harbor Mid Cap Value Fund	1.9%

Harbor Small Cap Value Fund	1.6%

Harbor Mid Cap Growth Fund	1.3%

Harbor Global Growth Fund	1.1%

Harbor Global Value Fund	1.0%

Harbor Small Cap Growth Fund	1.0%
Fixed Income

Harbor Bond Fund	44.3%

Harbor Real Return Fund	20.6%

Harbor High-Yield Bond Fund	10.2%

Short-Term Investments

Harbor Money Market Fund	5.0%

7

Harbor Target Retirement Income Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2012

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Target Retirement Income Fund
Institutional Class	9.23%	N/A	9.03%	01/02/2009	$69,641
Comparative Indices
Russell 3000® Index	14.75%	N/A	15.37%	—	$86,509
MSCI EAFE (ND) Index	4.61%	N/A	8.86%	—	$69,236
Barclays U.S. Aggregate Bond Index	5.25%	N/A	6.39%	—	$63,411

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Target Retirement Income Fund
Administrative Class	9.34%	N/A	9.04%	01/02/2009	$13,928
Investor Class	9.34%	N/A	9.03%	01/02/2009	$13,928
Comparative Indices
Russell 3000® Index	14.75%	N/A	15.37%	—	$17,302
MSCI EAFE (ND) Index	4.61%	N/A	8.86%	—	$13,847
Barclays U.S. Aggregate Bond Index	5.25%	N/A	6.39%	—	$12,682

As stated in the Fund’s current prospectus, the expense ratios were 0.58% (Institutional Class), 0.83% (Administrative Class) and 0.95% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

8

Harbor Target Retirement Income Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2012

HARBOR EQUITY FUNDS—19.9%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—10.8%
7,886	Harbor Capital Appreciation Fund	$327
23,152	Harbor Mid Cap Growth Fund	213
14,444	Harbor Small Cap Growth Fund	171
57,651	Harbor Large Cap Value Fund	491
25,172	Harbor Mid Cap Value Fund	318
11,997	Harbor Small Cap Value Fund	257

		1,777

HARBOR INTERNATIONAL EQUITY FUNDS—9.1%
13,574	Harbor International Fund	802
29,517	Harbor International Growth Fund	342
28,210	Harbor Global Value Fund	174
9,712	Harbor Global Growth Fund	175

		1,493

TOTAL HARBOR EQUITY FUNDS (Cost $3,001)		3,270

HARBOR FIXED INCOME FUNDS—75.1%

Shares		Value (000s)

149,374	Harbor High-Yield Bond Fund	$1,665
558,392	Harbor Bond Fund	7,276
293,046	Harbor Real Return Fund	3,382

TOTAL HARBOR FIXED INCOME FUNDS (Cost $11,698)		12,323

SHORT-TERM INVESTMENTS—5.0%
(Cost $818)
817,618	Harbor Money Market Fund	818

TOTAL INVESTMENTS—100.0% (Cost $15,517)		16,411

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$16,411

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or October 31, 2012, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement Income Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

9

Harbor Target Retirement 2010 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities turned in a strong performance in fiscal 2012 while international stocks recorded modest gains. Financial markets experienced considerable volatility, reflecting ongoing investor worries over slowing growth in China, persistent debt problems in Europe, and the sluggish pace of economic recovery in the U.S. Bonds registered solid returns while commodity prices retreated.

The Russell 3000® Index, a broad measure of the U.S. stock market, advanced 14.75%. Large cap stocks outperformed mid caps and small caps. The large cap universe, as measured by the Standard & Poor’s 500 Index, advanced 15.21%, with all 10 economic sectors recording positive returns. Reversing a trend of recent years, value stocks outpaced growth stocks across all capitalization ranges.

Equities in developed overseas markets, as measured by the MSCI EAFE (ND) Index, gained 4.61%. (All international and global returns are in U.S. dollars.) Only half of the 10 economic sectors in the index recorded positive returns. Stocks in emerging markets, as measured by the MSCI EM Index, returned 2.63%.

Commodities were weak, a reflection of concerns over the potentially adverse effects that slowing growth in China and a recession in Europe could have on the pace of economic activity around the world. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, had a return of -4.44%.

The Barclays U.S. Aggregate Bond Index, a measure of the U.S. taxable bond market, recorded a solid return of 5.25%. The BofA Merrill Lynch U.S. High Yield Index returned 13.18%, reflecting strong demand by institutional and individual investors for higher yields in a low-yield environment.

PERFORMANCE

Harbor Target Retirement 2010 Fund posted returns of 9.38% (Institutional Class) and 9.29% (Administrative and Investor Classes) for the 12 months ended October 31. The Fund added value compared with the international equity and bond benchmark indices as several of its larger components outperformed their respective benchmarks. All of the portfolio’s underlying Harbor Funds had positive returns.

Fixed income funds, which make up approximately 70% of the portfolio, made the largest overall contribution to the Fund’s total return for the fiscal year. Harbor Bond Fund, the portfolio’s largest component, returned 9.34% and outpaced its Barclays U.S. Aggregate Bond Index benchmark by 409 basis points, or 4.09 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Real Return Fund, the second-largest element of the portfolio, returned 9.19% and outperformed its benchmark, the Barclays U.S. TIPS Index, by 116 basis points. Harbor High-Yield Bond Fund recorded the highest return in the fixed income group, 10.18%, but trailed its BofA Merrill Lynch US High Yield Index benchmark by 300 basis points.

Within the domestic equity area of the portfolio, funds managed with a value-oriented style outpaced their growth-oriented counterparts. Harbor Large Cap Value Fund had the best performance among all constituent funds in the portfolio. It returned 17.41% and outperformed its benchmark, the Russell 1000® Value Index, by 52 basis points. The outperformance was driven primarily by stock selection. Harbor Mid Cap Value Fund was the second-best performer in the portfolio with a return of 14.50% while Harbor Small Cap Value Fund returned 9.60%, although both trailed their respective benchmarks. Harbor Mid Cap Growth Fund had the best performance among the portfolio’s growth-oriented domestic equity funds. It returned 8.98%, lagging its Russell Midcap® Growth Fund benchmark by 11 basis points.

10

Harbor Target Retirement 2010 Fund

MANAGERS’ COMMENTARY—Continued

Harbor Global Growth Fund had the highest return within the international and global equity area of the portfolio. It advanced 13.29% and outpaced its benchmark, the MSCI AC World Index, by 474 basis points. Stock selection and sector weightings both contributed to Harbor Global Growth Fund’s outperformance relative to the index. Harbor International Fund, the largest equity component of the portfolio, returned 7.95% and outperformed its MSCI EAFE (ND) Index benchmark by 334 basis points. Stock selection was the main driver of Harbor International Fund’s outperformance. Offsetting the strong performance of Harbor Global Growth Fund and Harbor International Fund, Harbor Global Value Fund, up 2.82%, had the weakest equity-fund performance in the portfolio and trailed its benchmark, the MSCI World (ND) Index, by 663 basis points.

Harbor Commodity Real Return Strategy Fund recorded a modest return of 1.73% but outperformed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark index by 617 basis points. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

11

Harbor Target Retirement 2010 Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2601

Cusip	411511348

Ticker	HARDX

Inception Date	01/02/2009

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$2,327

ADMINISTRATIVE CLASS

Fund #	2701

Cusip	411511330

Ticker	HAIIX

Inception Date	01/02/2009

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2801

Cusip	411511322

Ticker	HARFX

Inception Date	01/02/2009

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$15

a	The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	5.9%

Harbor Large Cap Value Fund	3.6%

Harbor International Growth Fund	2.5%

Harbor Capital Appreciation Fund	2.4%

Harbor Mid Cap Value Fund	2.3%

Harbor Small Cap Value Fund	1.9%

Harbor Mid Cap Growth Fund	1.6%

Harbor Global Growth Fund	1.3%

Harbor Global Value Fund	1.3%

Harbor Small Cap Growth Fund	1.2%

Harbor Commodity Real Return Strategy Fund	0.8%
Fixed Income

Harbor Bond Fund	41.8%

Harbor Real Return Fund	18.0%

Harbor High-Yield Bond Fund	10.4%

Short-Term Investments

Harbor Money Market Fund	5.0%

12

Harbor Target Retirement 2010 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2012

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Target Retirement 2010 Fund
Institutional Class	9.38%	N/A	10.17%	01/02/2009	$72,454
Comparative Indices
Russell 3000® Index	14.75%	N/A	15.37%	—	$86,509
MSCI EAFE (ND) Index	4.61%	N/A	8.86%	—	$69,236
Barclays U.S. Aggregate Bond Index	5.25%	N/A	6.39%	—	$63,411

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Target Retirement 2010 Fund
Administrative Class	9.29%	N/A	10.15%	01/02/2009	$14,480
Investor Class	9.29%	N/A	10.15%	01/02/2009	$14,480
Comparative Indices
Russell 3000® Index	14.75%	N/A	15.37%	—	$17,302
MSCI EAFE (ND) Index	4.61%	N/A	8.86%	—	$13,847
Barclays U.S. Aggregate Bond Index	5.25%	N/A	6.39%	—	$12,682

As stated in the Fund’s current prospectus, the expense ratios were 0.60% (Institutional Class), 0.85% (Administrative Class) and 0.97% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

13

Harbor Target Retirement 2010 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2012

HARBOR EQUITY FUNDS—24.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—13.0%
1,365	Harbor Capital Appreciation Fund	$57
3,987	Harbor Mid Cap Growth Fund	37
2,489	Harbor Small Cap Growth Fund	29
9,973	Harbor Large Cap Value Fund	85
4,363	Harbor Mid Cap Value Fund	55
2,059	Harbor Small Cap Value Fund	44

		307

HARBOR INTERNATIONAL EQUITY FUNDS—11.0%
2,344	Harbor International Fund	139
5,125	Harbor International Growth Fund	59
4,923	Harbor Global Value Fund	30
1,686	Harbor Global Growth Fund	30

		258

TOTAL HARBOR EQUITY FUNDS (Cost $516)		565

HARBOR STRATEGIC MARKETS FUNDS—0.8%
(Cost $18)
2,554	Harbor Commodity Real Return Strategy Fund	19

HARBOR FIXED INCOME FUNDS—70.2%

Shares		Value (000s)

21,985	Harbor High-Yield Bond Fund	$245
75,603	Harbor Bond Fund	985
36,709	Harbor Real Return Fund	424

TOTAL HARBOR FIXED INCOME FUNDS (Cost $1,582)		1,654

SHORT-TERM INVESTMENTS—5.0%
(Cost $118)
117,765	Harbor Money Market Fund	118

TOTAL INVESTMENTS—100.0% (Cost $2,234)		2,356

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$ 2,356

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or October 31, 2012, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2010 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

14

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities turned in a strong performance in fiscal 2012 while international stocks recorded modest gains. Financial markets experienced considerable volatility, reflecting ongoing investor worries over slowing growth in China, persistent debt problems in Europe, and the sluggish pace of economic recovery in the U.S. Bonds registered solid returns while commodity prices retreated.

The Russell 3000® Index, a broad measure of the U.S. stock market, advanced 14.75%. Large cap stocks outperformed mid caps and small caps. The large cap universe, as measured by the Standard & Poor’s 500 Index, advanced 15.21%, with all 10 economic sectors recording positive returns. Reversing a trend of recent years, value stocks outpaced growth stocks across all capitalization ranges.

Equities in developed overseas markets, as measured by the MSCI EAFE (ND) Index, gained 4.61%. (All international and global returns are in U.S. dollars.) Only half of the 10 economic sectors in the index recorded positive returns. Stocks in emerging markets, as measured by the MSCI EM Index, returned 2.63%.

Commodities were weak, a reflection of concerns over the potentially adverse effects that slowing growth in China and a recession in Europe could have on the pace of economic activity around the world. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, had a return of -4.44%.

The Barclays U.S. Aggregate Bond Index, a measure of the U.S. taxable bond market, recorded a solid return of 5.25%. The BofA Merrill Lynch U.S. High Yield Index returned 13.18%, reflecting strong demand by institutional and individual investors for higher yields in a low-yield environment.

PERFORMANCE

Harbor Target Retirement 2015 Fund posted returns of 9.49% (Institutional, Administrative, and Investor Classes) for the 12 months ended October 31. The Fund added value compared with the international equity and bond benchmark indices as several of its larger components outperformed their respective benchmarks. All of the portfolio’s underlying Harbor Funds had positive returns.

Fixed income funds, which make up more than 60% of the portfolio, made the largest overall contribution to the Fund’s total return for the fiscal year. Harbor Bond Fund, the portfolio’s largest component, returned 9.34% and outpaced its Barclays U.S. Aggregate Bond Index benchmark by 409 basis points, or 4.09 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Real Return Fund, the second-largest element of the portfolio, returned 9.19% and outperformed its benchmark, the Barclays U.S. TIPS Index, by 116 basis points. Harbor High-Yield Bond Fund recorded the highest return in the fixed income group, 10.18%, but trailed its BofA Merrill Lynch US High Yield Index benchmark by 300 basis points.

Within the domestic equity area of the portfolio, funds managed with a value-oriented style outpaced their growth-oriented counterparts. Harbor Large Cap Value Fund had the best performance among all constituent funds in the portfolio. It returned 17.41% and outperformed its benchmark, the Russell 1000® Value Index, by 52 basis points. The outperformance was driven primarily by stock selection. Harbor Mid Cap Value Fund was the second-best performer in the portfolio with a return of 14.50% while Harbor Small Cap Value Fund returned 9.60%, although both trailed their respective benchmarks. Harbor Mid Cap Growth Fund had the best performance among the portfolio’s growth-oriented domestic equity funds. It returned 8.98%, lagging its Russell Midcap® Growth Fund benchmark by 11 basis points.

15

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY—Continued

Harbor Global Growth Fund had the highest return within the international and global equity area of the portfolio. It advanced 13.29% and outpaced its benchmark, the MSCI AC World Index, by 474 basis points. Stock selection and sector weightings both contributed to Harbor Global Growth Fund’s outperformance relative to the index. Harbor International Fund, the largest equity component of the portfolio, returned 7.95% and outperformed its MSCI EAFE (ND) Index benchmark by 334 basis points. Stock selection was the main driver of Harbor International Fund’s outperformance. Offsetting the strong performance of Harbor Global Growth Fund and Harbor International Fund, Harbor Global Value Fund, up 2.82%, had the weakest equity-fund performance in the portfolio and trailed its benchmark, the MSCI World (ND) Index, by 663 basis points.

Harbor Commodity Real Return Strategy Fund recorded a modest return of 1.73% but outperformed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark index by 617 basis points. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

16

Harbor Target Retirement 2015 Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2602

Cusip	411511314

Ticker	HARGX

Inception Date	01/02/2009

Net Expense Ratio	0.64%[a]

Total Net Assets (000s)	$10,832

ADMINISTRATIVE CLASS

Fund #	2702

Cusip	411511298

Ticker	HARHX

Inception Date	01/02/2009

Net Expense Ratio	0.64%[a]

Total Net Assets (000s)	$15

INVESTOR CLASS

Fund #	2802

Cusip	411511280

Ticker	HARIX

Inception Date	01/02/2009

Net Expense Ratio	0.64%[a]

Total Net Assets (000s)	$15

a	The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	7.8%

Harbor Large Cap Value Fund	4.8%

Harbor International Growth Fund	3.4%

Harbor Capital Appreciation Fund	3.2%

Harbor Mid Cap Value Fund	3.1%

Harbor Small Cap Value Fund	2.5%

Harbor Commodity Real Return Strategy Fund	2.4%

Harbor Mid Cap Growth Fund	2.1%

Harbor Global Growth Fund	1.7%

Harbor Global Value Fund	1.7%

Harbor Small Cap Growth Fund	1.6%
Fixed Income

Harbor Bond Fund	37.9%

Harbor Real Return Fund	13.4%

Harbor High-Yield Bond Fund	11.4%

Short-Term Investments

Harbor Money Market Fund	3.0%

17

Harbor Target Retirement 2015 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2012

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Target Retirement 2015 Fund
Institutional Class	9.49%	N/A	10.80%	01/02/2009	$74,048
Comparative Indices
Russell 3000® Index	14.75%	N/A	15.37%	—	$86,509
MSCI EAFE (ND) Index	4.61%	N/A	8.86%	—	$69,236
Barclays U.S. Aggregate Bond Index	5.25%	N/A	6.39%	—	$63,411

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Target Retirement 2015 Fund
Administrative Class	9.49%	N/A	10.80%	01/02/2009	$14,810
Investor Class	9.49%	N/A	10.80%	01/02/2009	$14,810
Comparative Indices
Russell 3000® Index	14.75%	N/A	15.37%	—	$17,302
MSCI EAFE (ND) Index	4.61%	N/A	8.86%	—	$13,847
Barclays U.S. Aggregate Bond Index	5.25%	N/A	6.39%	—	$12,682

As stated in the Fund’s current prospectus, the expense ratios were 0.64% (Institutional Class), 0.89% (Administrative Class) and 1.01% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

18

Harbor Target Retirement 2015 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2012

HARBOR EQUITY FUNDS—31.9%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—17.3%
8,312	Harbor Capital Appreciation Fund	$345
24,502	Harbor Mid Cap Growth Fund	226
15,302	Harbor Small Cap Growth Fund	181
61,071	Harbor Large Cap Value Fund	520
26,769	Harbor Mid Cap Value Fund	338
12,749	Harbor Small Cap Value Fund	273

		1,883

HARBOR INTERNATIONAL EQUITY FUNDS—14.6%
14,364	Harbor International Fund	849
31,236	Harbor International Growth Fund	362
29,868	Harbor Global Value Fund	184
10,278	Harbor Global Growth Fund	185

		1,580

TOTAL HARBOR EQUITY FUNDS (Cost $3,246)		3,463

HARBOR STRATEGIC MARKETS FUNDS—2.4%
(Cost $264)
35,255	Harbor Commodity Real Return Strategy Fund	260

111,523	Harbor High-Yield Bond Fund	$1,243
315,558	Harbor Bond Fund	4,112
126,394	Harbor Real Return Fund	1,459

TOTAL HARBOR FIXED INCOME FUNDS (Cost $6,511)		6,814

SHORT-TERM INVESTMENTS—3.0%
(Cost $325)
325,176	Harbor Money Market Fund	325

TOTAL INVESTMENTS—100.0% (Cost $10,346)		10,862

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$10,862

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or October 31, 2012, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2015 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

19

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities turned in a strong performance in fiscal 2012 while international stocks recorded modest gains. Financial markets experienced considerable volatility, reflecting ongoing investor worries over slowing growth in China, persistent debt problems in Europe, and the sluggish pace of economic recovery in the U.S. Bonds registered solid returns while commodity prices retreated.

The Russell 3000® Index, a broad measure of the U.S. stock market, advanced 14.75%. Large cap stocks outperformed mid caps and small caps. The large cap universe, as measured by the Standard & Poor’s 500 Index, advanced 15.21%, with all 10 economic sectors recording positive returns. Reversing a trend of recent years, value stocks outpaced growth stocks across all capitalization ranges.

Equities in developed overseas markets, as measured by the MSCI EAFE (ND) Index, gained 4.61%. (All international and global returns are in U.S. dollars.) Only half of the 10 economic sectors in the index recorded positive returns. Stocks in emerging markets, as measured by the MSCI EM Index, returned 2.63%.

Commodities were weak, a reflection of concerns over the potentially adverse effects that slowing growth in China and a recession in Europe could have on the pace of economic activity around the world. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, had a return of -4.44%.

The Barclays U.S. Aggregate Bond Index, a measure of the U.S. taxable bond market, recorded a solid return of 5.25%. The BofA Merrill Lynch U.S. High Yield Index returned 13.18%, reflecting strong demand by institutional and individual investors for higher yields in a low-yield environment.

PERFORMANCE

Harbor Target Retirement 2020 Fund posted returns of 9.71% (Institutional and Investor Classes) and 9.72% (Administrative Class) for the 12 months ended October 31. The Fund added value compared with the international equity and bond benchmark indices as several of its larger components outperformed their respective benchmarks. All of the portfolio’s underlying Harbor Funds had positive returns.

Fixed income funds, which make up approximately 60% of the portfolio, made the largest overall contribution to the Fund’s total return for the fiscal year. Harbor Bond Fund, the portfolio’s largest component, returned 9.34% and outpaced its Barclays U.S. Aggregate Bond Index benchmark by 409 basis points, or 4.09 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Real Return Fund returned 9.19% and outperformed its benchmark, the Barclays U.S. TIPS Index, by 116 basis points. Harbor High-Yield Bond Fund recorded the highest return in the fixed income group, 10.18%, but trailed its BofA Merrill Lynch US High Yield Index benchmark by 300 basis points.

Within the domestic equity area of the portfolio, funds managed with a value-oriented style outpaced their growth-oriented counterparts. Harbor Large Cap Value Fund had the best performance among all constituent funds in the portfolio. It returned 17.41% and outperformed its benchmark, the Russell 1000® Value Index, by 52 basis points. The outperformance was driven primarily by stock selection. Harbor Mid Cap Value Fund was the second-best performer in the portfolio with a return of 14.50% while Harbor Small Cap Value Fund returned 9.60%, although both trailed their respective benchmarks. Harbor Mid Cap Growth Fund had the best performance among the portfolio’s growth-oriented domestic equity funds. It returned 8.98%, lagging its Russell Midcap® Growth Fund benchmark by 11 basis points.

20

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY—Continued

Harbor Global Growth Fund had the highest return within the international and global equity area of the portfolio. It advanced 13.29% and outpaced its benchmark, the MSCI AC World Index, by 474 basis points. Stock selection and sector weightings both contributed to Harbor Global Growth Fund’s outperformance relative to the index. Harbor International Fund, the largest equity component of the portfolio, returned 7.95% and outperformed its MSCI EAFE (ND) Index benchmark by 334 basis points. Stock selection was the main driver of Harbor International Fund’s outperformance. Offsetting the strong performance of Harbor Global Growth Fund and Harbor International Fund, Harbor Global Value Fund, up 2.82%, had the weakest equity-fund performance in the portfolio and trailed its benchmark, the MSCI World (ND) Index, by 663 basis points.

Harbor Commodity Real Return Strategy Fund recorded a modest return of 1.73% but outperformed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark index by 617 basis points. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

21

Harbor Target Retirement 2020 Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2603

Cusip	411511272

Ticker	HARJX

Inception Date	01/02/2009

Net Expense Ratio	0.67%[a]

Total Net Assets (000s)	$28,353

ADMINISTRATIVE CLASS

Fund #	2703

Cusip	411511264

Ticker	HARKX

Inception Date	01/02/2009

Net Expense Ratio	0.67%[a]

Total Net Assets (000s)	$15

INVESTOR CLASS

Fund #	2803

Cusip	411511256

Ticker	HARLX

Inception Date	01/02/2009

Net Expense Ratio	0.67%[a]

Total Net Assets (000s)	$15

a	The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	9.0%

Harbor Large Cap Value Fund	5.5%

Harbor International Growth Fund	3.9%

Harbor Capital Appreciation Fund	3.7%

Harbor Mid Cap Value Fund	3.6%

Harbor Commodity Real Return Strategy Fund	3.4%

Harbor Small Cap Value Fund	2.9%

Harbor Mid Cap Growth Fund	2.4%

Harbor Global Growth Fund	2.0%

Harbor Global Value Fund	2.0%

Harbor Small Cap Growth Fund	1.9%
Fixed Income

Harbor Bond Fund	36.0%

Harbor High-Yield Bond Fund	12.9%

Harbor Real Return Fund	10.8%

22

Harbor Target Retirement 2020 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2012

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Target Retirement 2020 Fund
Institutional Class	9.71%	N/A	11.39%	01/02/2009	$75,588
Comparative Indices
Russell 3000® Index	14.75%	N/A	15.37%	—	$86,509
MSCI EAFE (ND) Index	4.61%	N/A	8.86%	—	$69,236
Barclays U.S. Aggregate Bond Index	5.25%	N/A	6.39%	—	$63,411

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Target Retirement 2020 Fund
Administrative Class	9.72%	N/A	11.37%	01/02/2009	$15,107
Investor Class	9.71%	N/A	11.39%	01/02/2009	$15,119
Comparative Indices
Russell 3000® Index	14.75%	N/A	15.37%	—	$17,302
MSCI EAFE (ND) Index	4.61%	N/A	8.86%	—	$13,847
Barclays U.S. Aggregate Bond Index	5.25%	N/A	6.39%	—	$12,682

As stated in the Fund’s current prospectus, the expense ratios were 0.67% (Institutional Class), 0.92% (Administrative Class) and 1.04% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

23

Harbor Target Retirement 2020 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2012

HARBOR EQUITY FUNDS—36.9%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—20.0%
25,184	Harbor Capital Appreciation Fund	$1,043
73,848	Harbor Mid Cap Growth Fund	681
46,055	Harbor Small Cap Growth Fund	544
184,742	Harbor Large Cap Value Fund	1,574
80,845	Harbor Mid Cap Value Fund	1,022
38,243	Harbor Small Cap Value Fund	819

		5,683

HARBOR INTERNATIONAL EQUITY FUNDS—16.9%
43,457	Harbor International Fund	2,569
94,838	Harbor International Growth Fund	1,099
90,997	Harbor Global Value Fund	560
31,166	Harbor Global Growth Fund	561

		4,789

TOTAL HARBOR EQUITY FUNDS (Cost $9,584)		10,472

HARBOR STRATEGIC MARKETS FUNDS—3.4%
(Cost $960)
130,071	Harbor Commodity Real Return Strategy Fund	960

HARBOR FIXED INCOME FUNDS—59.7%

Shares		Value (000s)

328,503	Harbor High-Yield Bond Fund	$3,663
783,610	Harbor Bond Fund	10,211
266,612	Harbor Real Return Fund	3,077

TOTAL HARBOR FIXED INCOME FUNDS (Cost $16,254)		16,951

TOTAL INVESTMENTS—100.0% (Cost $26,798)		28,383

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$28,383

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or October 31, 2012, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2020 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

24

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities turned in a strong performance in fiscal 2012 while international stocks recorded modest gains. Financial markets experienced considerable volatility, reflecting ongoing investor worries over slowing growth in China, persistent debt problems in Europe, and the sluggish pace of economic recovery in the U.S. Bonds registered solid returns while commodity prices retreated.

The Russell 3000® Index, a broad measure of the U.S. stock market, advanced 14.75%. Large cap stocks outperformed mid caps and small caps. The large cap universe, as measured by the Standard & Poor’s 500 Index, advanced 15.21%, with all 10 economic sectors recording positive returns. Reversing a trend of recent years, value stocks outpaced growth stocks across all capitalization ranges.

Equities in developed overseas markets, as measured by the MSCI EAFE (ND) Index, gained 4.61%. (All international and global returns are in U.S. dollars.) Only half of the 10 economic sectors in the index recorded positive returns. Stocks in emerging markets, as measured by the MSCI EM Index, returned 2.63%.

Commodities were weak, a reflection of concerns over the potentially adverse effects that slowing growth in China and a recession in Europe could have on the pace of economic activity around the world. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, had a return of -4.44%.

The Barclays U.S. Aggregate Bond Index, a measure of the U.S. taxable bond market, recorded a solid return of 5.25%. The BofA Merrill Lynch U.S. High Yield Index returned 13.18%, reflecting strong demand by institutional and individual investors for higher yields in a low-yield environment.

PERFORMANCE

Harbor Target Retirement 2025 Fund posted returns of 9.62% (Institutional, Administrative, and Investor Classes) for the 12 months ended October 31. The Fund added value compared with the international equity and bond benchmark indices as several of its larger components outperformed their respective benchmarks. All of the portfolio’s underlying Harbor Funds had positive returns.

Fixed income funds, which make up approximately 50% of the portfolio, made the largest overall contribution to the Fund’s total return for the fiscal year. Harbor Bond Fund, the portfolio’s largest component, returned 9.34% and outpaced its Barclays U.S. Aggregate Bond Index benchmark by 409 basis points, or 4.09 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Real Return Fund returned 9.19% and outperformed its benchmark, the Barclays U.S. TIPS Index, by 116 basis points. Harbor High-Yield Bond Fund recorded the highest return in the fixed income group, 10.18%, but trailed its BofA Merrill Lynch US High Yield Index benchmark by 300 basis points.

Within the domestic equity area of the portfolio, funds managed with a value-oriented style outpaced their growth-oriented counterparts. Harbor Large Cap Value Fund had the best performance among all constituent funds in the portfolio. It returned 17.41% and outperformed its benchmark, the Russell 1000® Value Index, by 52 basis points. The outperformance was driven primarily by stock selection. Harbor Mid Cap Value Fund was the second-best performer in the portfolio with a return of 14.50% while Harbor Small Cap Value Fund returned 9.60%, although both trailed their respective benchmarks. Harbor Mid Cap Growth Fund had the best performance among the portfolio’s growth-oriented domestic equity funds. It returned 8.98%, lagging its Russell Midcap® Growth Fund benchmark by 11 basis points.

25

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY—Continued

Harbor Global Growth Fund had the highest return within the international and global equity area of the portfolio. It advanced 13.29% and outpaced its benchmark, the MSCI AC World Index, by 474 basis points. Stock selection and sector weightings both contributed to Harbor Global Growth Fund’s outperformance relative to the index. Harbor International Fund, the largest equity component of the portfolio, returned 7.95% and outperformed its MSCI EAFE (ND) Index benchmark by 334 basis points. Stock selection was the main driver of Harbor International Fund’s outperformance. Offsetting the strong performance of Harbor Global Growth Fund and Harbor International Fund, Harbor Global Value Fund, up 2.82%, had the weakest equity-fund performance in the portfolio and trailed its benchmark, the MSCI World (ND) Index, by 663 basis points.

Harbor Commodity Real Return Strategy Fund recorded a modest return of 1.73% but outperformed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark index by 617 basis points. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

26

Harbor Target Retirement 2025 Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2604

Cusip	411511249

Ticker	HARMX

Inception Date	01/02/2009

Net Expense Ratio	0.69%[a]

Total Net Assets (000s)	$7,204

ADMINISTRATIVE CLASS

Fund #	2704

Cusip	411511231

Ticker	HARNX

Inception Date	01/02/2009

Net Expense Ratio	0.69%[a]

Total Net Assets (000s)	$16

INVESTOR CLASS

Fund #	2804

Cusip	411511223

Ticker	HAROX

Inception Date	01/02/2009

Net Expense Ratio	0.69%[a]

Total Net Assets (000s)	$15

a	The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	10.8%

Harbor Large Cap Value Fund	6.6%

Harbor International Growth Fund	4.6%

Harbor Capital Appreciation Fund	4.3%

Harbor Commodity Real Return Strategy Fund	4.3%

Harbor Mid Cap Value Fund	4.3%

Harbor Small Cap Value Fund	3.4%

Harbor Mid Cap Growth Fund	2.8%

Harbor Global Growth Fund	2.3%

Harbor Global Value Fund	2.3%

Harbor Small Cap Growth Fund	2.2%
Fixed Income

Harbor Bond Fund	31.6%

Harbor High-Yield Bond Fund	12.8%

Harbor Real Return Fund	7.7%

27

Harbor Target Retirement 2025 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2012

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Target Retirement 2025 Fund
Institutional Class	9.62%	N/A	11.89%	01/02/2009	$76,888
Comparative Indices
Russell 3000® Index	14.75%	N/A	15.37%	—	$86,509
MSCI EAFE (ND) Index	4.61%	N/A	8.86%	—	$69,236
Barclays U.S. Aggregate Bond Index	5.25%	N/A	6.39%	—	$63,411

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Target Retirement 2025 Fund
Administrative Class	9.62%	N/A	11.89%	01/02/2009	$15,378
Investor Class	9.62%	N/A	11.89%	01/02/2009	$15,378
Comparative Indices
Russell 3000® Index	14.75%	N/A	15.37%	—	$17,302
MSCI EAFE (ND) Index	4.61%	N/A	8.86%	—	$13,847
Barclays U.S. Aggregate Bond Index	5.25%	N/A	6.39%	—	$12,682

As stated in the Fund’s current prospectus, the expense ratios were 0.69% (Institutional Class), 0.94% (Administrative Class) and 1.06% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

28

Harbor Target Retirement 2025 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2012

HARBOR EQUITY FUNDS—43.6%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—23.6%
7,478	Harbor Capital Appreciation Fund	$310
22,232	Harbor Mid Cap Growth Fund	205
13,779	Harbor Small Cap Growth Fund	163
55,899	Harbor Large Cap Value Fund	476
24,418	Harbor Mid Cap Value Fund	309
11,558	Harbor Small Cap Value Fund	247

		1,710

HARBOR INTERNATIONAL EQUITY FUNDS—20.0%
13,161	Harbor International Fund	778
28,667	Harbor International Growth Fund	332
27,307	Harbor Global Value Fund	168
9,337	Harbor Global Growth Fund	168

		1,446

TOTAL HARBOR EQUITY FUNDS (Cost $2,957)		3,156

HARBOR STRATEGIC MARKETS FUNDS—4.3%
(Cost $312)
42,221	Harbor Commodity Real Return Strategy Fund	312

HARBOR FIXED INCOME FUNDS—52.1%

Shares		Value (000s)

83,390	Harbor High-Yield Bond Fund	$930
175,237	Harbor Bond Fund	2,283
47,985	Harbor Real Return Fund	554

TOTAL HARBOR FIXED INCOME FUNDS (Cost $3,619)		3,767

TOTAL INVESTMENTS—100.0% (Cost $6,888)		7,235

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$7,235

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or October 31, 2012, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2025 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

29

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities turned in a strong performance in fiscal 2012 while international stocks recorded modest gains. Financial markets experienced considerable volatility, reflecting ongoing investor worries over slowing growth in China, persistent debt problems in Europe, and the sluggish pace of economic recovery in the U.S. Bonds registered solid returns while commodity prices retreated.

The Russell 3000® Index, a broad measure of the U.S. stock market, advanced 14.75%. Large cap stocks outperformed mid caps and small caps. The large cap universe, as measured by the Standard & Poor’s 500 Index, advanced 15.21%, with all 10 economic sectors recording positive returns. Reversing a trend of recent years, value stocks outpaced growth stocks across all capitalization ranges.

Equities in developed overseas markets, as measured by the MSCI EAFE (ND) Index, gained 4.61%. (All international and global returns are in U.S. dollars.) Only half of the 10 economic sectors in the index recorded positive returns. Stocks in emerging markets, as measured by the MSCI EM Index, returned 2.63%.

Commodities were weak, a reflection of concerns over the potentially adverse effects that slowing growth in China and a recession in Europe could have on the pace of economic activity around the world. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, had a return of -4.44%.

The Barclays U.S. Aggregate Bond Index, a measure of the U.S. taxable bond market, recorded a solid return of 5.25%. The BofA Merrill Lynch U.S. High Yield Index returned 13.18%, reflecting strong demand by institutional and individual investors for higher yields in a low-yield environment.

PERFORMANCE

Harbor Target Retirement 2030 Fund posted returns of 9.64% (Institutional Class) and 9.74% (Administrative and Investor Classes) for the 12 months ended October 31. The Fund added value compared with the international equity and bond benchmark indices as several of its larger components outperformed their respective benchmarks. All of the portfolio’s underlying Harbor Funds had positive returns.

Equity and commodity funds, which comprise nearly 60% of the portfolio, made the largest overall contribution to the Fund’s total return for the fiscal year. Within the domestic equity area of the portfolio, funds managed with a value-oriented style outpaced their growth-oriented counterparts. Harbor Large Cap Value Fund had the best performance among all constituent funds in the portfolio. It returned 17.41% and outperformed its benchmark, the Russell 1000® Value Index, by 52 basis points, or 0.52 percentage point. The outperformance was driven primarily by stock selection. Harbor Mid Cap Value Fund was the second-best performer in the portfolio with a return of 14.50% while Harbor Small Cap Value Fund returned 9.60%, although both trailed their respective benchmarks. Harbor Mid Cap Growth Fund had the best performance among the portfolio’s growth-oriented domestic equity funds. It returned 8.98%, lagging its Russell Midcap® Growth Fund benchmark by 11 basis points.

Harbor Global Growth Fund had the highest return within the international and global equity area of the portfolio. It advanced 13.29% and outpaced its benchmark, the MSCI AC World Index, by 474 basis points. Stock selection and sector weightings both contributed to Harbor Global Growth Fund’s outperformance relative to the index. Harbor International Fund, the largest equity component of the portfolio, returned 7.95% and outperformed its MSCI EAFE (ND) Index benchmark by 334 basis points. Stock

30

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY—Continued

selection was the main driver of Harbor International Fund’s outperformance. Offsetting the strong performance of Harbor Global Growth Fund and Harbor International Fund, Harbor Global Value Fund, up 2.82%, had the weakest equity-fund performance in the portfolio and trailed its benchmark, the MSCI World (ND) Index, by 663 basis points.

Harbor Commodity Real Return Strategy Fund recorded a modest return of 1.73% but outperformed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark index by 617 basis points. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

Harbor Bond Fund, the portfolio’s largest component, returned 9.34% and outpaced its Barclays Capital U.S. Aggregate Bond Index benchmark by 409 basis points. Harbor Real Return Fund returned 9.19% and outperformed its benchmark, the Barclays Capital U.S. TIPS Index, by 116 basis points. Harbor High-Yield Bond Fund recorded the highest return in the fixed income group, 10.18%, but trailed its BofA Merrill Lynch US High Yield Index benchmark by 300 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

31

Harbor Target Retirement 2030 Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2605

Cusip	411512700

Ticker	HARPX

Inception Date	01/02/2009

Net Expense Ratio	0.72%[a]

Total Net Assets (000s)	$22,862

ADMINISTRATIVE CLASS

Fund #	2705

Cusip	411512882

Ticker	HARQX

Inception Date	01/02/2009

Net Expense Ratio	0.72%[a]

Total Net Assets (000s)	$16

INVESTOR CLASS

Fund #	2805

Cusip	411512809

Ticker	HARTX

Inception Date	01/02/2009

Net Expense Ratio	0.72%[a]

Total Net Assets (000s)	$16

a	The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	13.2%

Harbor Large Cap Value Fund	8.1%

Harbor International Growth Fund	5.6%

Harbor Capital Appreciation Fund	5.3%

Harbor Mid Cap Value Fund	5.2%

Harbor Commodity Real Return Strategy Fund	4.9%

Harbor Small Cap Value Fund	4.2%

Harbor Mid Cap Growth Fund	3.5%

Harbor Global Growth Fund	2.9%

Harbor Global Value Fund	2.9%

Harbor Small Cap Growth Fund	2.8%

Fixed Income

Harbor Bond Fund	25.7%

Harbor High-Yield Bond Fund	11.4%

Harbor Real Return Fund	4.3%

32

Harbor Target Retirement 2030 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2012

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Target Retirement 2030 Fund
Institutional Class	9.64%	N/A	12.35%	01/02/2009	$78,117
Comparative Indices
Russell 3000® Index	14.75%	N/A	15.37%	—	$86,509
MSCI EAFE (ND) Index	4.61%	N/A	8.86%	—	$69,236
Barclays U.S. Aggregate Bond Index	5.25%	N/A	6.39%	—	$63,411

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Target Retirement 2030 Fund
Administrative Class	9.74%	N/A	12.35%	01/02/2009	$15,623
Investor Class	9.74%	N/A	12.35%	01/02/2009	$15,623
Comparative Indices
Russell 3000® Index	14.75%	N/A	15.37%	—	$17,302
MSCI EAFE (ND) Index	4.61%	N/A	8.86%	—	$13,847
Barclays U.S. Aggregate Bond Index	5.25%	N/A	6.39%	—	$12,682

As stated in the Fund’s current prospectus, the expense ratios were 0.72% (Institutional Class), 0.97% (Administrative Class) and 1.09% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

33

Harbor Target Retirement 2030 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2012

HARBOR EQUITY FUNDS—53.7%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—29.1%
29,035	Harbor Capital Appreciation Fund	$1,203
86,464	Harbor Mid Cap Growth Fund	797
53,433	Harbor Small Cap Growth Fund	631
217,634	Harbor Large Cap Value Fund	1,855
95,182	Harbor Mid Cap Value Fund	1,203
45,000	Harbor Small Cap Value Fund	964

		6,653

HARBOR INTERNATIONAL EQUITY FUNDS—24.6%
51,189	Harbor International Fund	3,026
111,704	Harbor International Growth Fund	1,295
106,500	Harbor Global Value Fund	656
36,439	Harbor Global Growth Fund	655

		5,632

TOTAL HARBOR EQUITY FUNDS (Cost $10,997)		12,285

HARBOR STRATEGIC MARKETS FUNDS—4.9%
(Cost $1,117)
152,623	Harbor Commodity Real Return Strategy Fund	1,126

HARBOR FIXED INCOME FUNDS—41.4%

Shares		Value (000s)

233,431	Harbor High-Yield Bond Fund	$2,603
451,220	Harbor Bond Fund	5,880
86,687	Harbor Real Return Fund	1,000

TOTAL HARBOR FIXED INCOME FUNDS (Cost $9,066)		9,483

TOTAL INVESTMENTS—100.0% (Cost $21,180)		22,894

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$22,894

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or October 31, 2012, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2030 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities turned in a strong performance in fiscal 2012 while international stocks recorded modest gains. Financial markets experienced considerable volatility, reflecting ongoing investor worries over slowing growth in China, persistent debt problems in Europe, and the sluggish pace of economic recovery in the U.S. Bonds registered solid returns while commodity prices retreated.

The Russell 3000® Index, a broad measure of the U.S. stock market, advanced 14.75%. Large cap stocks outperformed mid caps and small caps. The large cap universe, as measured by the Standard & Poor’s 500 Index, advanced 15.21%, with all 10 economic sectors recording positive returns. Reversing a trend of recent years, value stocks outpaced growth stocks across all capitalization ranges.

Equities in developed overseas markets, as measured by the MSCI EAFE (ND) Index, gained 4.61%. (All international and global returns are in U.S. dollars.) Only half of the 10 economic sectors in the index recorded positive returns. Stocks in emerging markets, as measured by the MSCI EM Index, returned 2.63%.

Commodities were weak, a reflection of concerns over the potentially adverse effects that slowing growth in China and a recession in Europe could have on the pace of economic activity around the world. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, had a return of -4.44%.

The Barclays U.S. Aggregate Bond Index, a measure of the U.S. taxable bond market, recorded a solid return of 5.25%. The BofA Merrill Lynch U.S. High Yield Index returned 13.18%, reflecting strong demand by institutional and individual investors for higher yields in a low-yield environment.

PERFORMANCE

Harbor Target Retirement 2035 Fund posted returns of 9.86% (Institutional Class) and 9.87% (Administrative and Investor Classes) for the 12 months ended October 31. The Fund added value compared with the international equity and bond benchmark indices as several of its larger components outperformed their respective benchmarks. All of the portfolio’s underlying Harbor Funds had positive returns.

Domestic equity funds, which make up about 35% of the portfolio, made the largest overall contribution to the Fund’s total return for the fiscal year. Within the domestic equity area of the portfolio, funds managed with a value-oriented style outpaced their growth-oriented counterparts. Harbor Large Cap Value Fund had the best performance among all constituent funds in the portfolio. It returned 17.41% and outperformed its benchmark, the Russell 1000® Value Index, by 52 basis points, or 0.52 percentage point. The outperformance was driven primarily by stock selection. Harbor Mid Cap Value Fund was the second-best performer in the portfolio with a return of 14.50% while Harbor Small Cap Value Fund returned 9.60%, although both trailed their respective benchmarks. Harbor Mid Cap Growth Fund had the best performance among the portfolio’s growth-oriented domestic equity funds. It returned 8.98%, lagging its Russell Midcap® Growth Fund benchmark by 11 basis points.

Harbor Global Growth Fund had the highest return within the international and global equity area of the portfolio. It advanced 13.29% and outpaced its benchmark, the MSCI AC World Index, by 474 basis points. Stock selection and sector weightings both contributed to Harbor Global Growth Fund’s outperformance relative to the index. Harbor International Fund, the largest equity component of the portfolio, returned 7.95% and outperformed its MSCI EAFE (ND) Index benchmark by 334 basis points. Stock

35

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY—Continued

selection was the main driver of Harbor International Fund’s outperformance. Offsetting the strong performance of Harbor Global Growth Fund and Harbor International Fund, Harbor Global Value Fund, up 2.82%, had the weakest equity-fund performance in the portfolio and trailed its benchmark, the MSCI World (ND) Index, by 663 basis points.

Harbor Commodity Real Return Strategy Fund recorded a modest return of 1.73% but outperformed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark index by 617 basis points. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

Harbor Bond Fund, the portfolio’s largest component, returned 9.34% and outpaced its Barclays Capital U.S. Aggregate Bond Index benchmark by 409 basis points. Harbor Real Return Fund returned 9.19% and outperformed its benchmark, the Barclays Capital U.S. TIPS Index, by 116 basis points. Harbor High-Yield Bond Fund recorded the highest return in the fixed income group, 10.18%, but trailed its BofA Merrill Lynch US High Yield Index benchmark by 300 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

36

Harbor Target Retirement 2035 Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2606

Cusip	411512106

Ticker	HARUX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$2,794

ADMINISTRATIVE CLASS

Fund #	2706

Cusip	411512304

Ticker	HARVX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$16

INVESTOR CLASS

Fund #	2806

Cusip	411512205

Ticker	HARWX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$16

a	The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	15.6%

Harbor Large Cap Value Fund	9.6%

Harbor International Growth Fund	6.6%

Harbor Capital Appreciation Fund	6.3%

Harbor Mid Cap Value Fund	6.2%

Harbor Small Cap Value Fund	5.0%

Harbor Commodity Real Return Strategy Fund	4.6%

Harbor Mid Cap Growth Fund	4.1%

Harbor Global Growth Fund	3.4%

Harbor Global Value Fund	3.4%

Harbor Small Cap Growth Fund	3.3%
Fixed Income

Harbor Bond Fund	19.6%

Harbor High-Yield Bond Fund	10.0%

Harbor Real Return Fund	2.3%

37

Harbor Target Retirement 2035 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2012

The graph compares a $50,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Target Retirement 2035 Fund
Institutional Class	9.86%	N/A	12.52%	01/02/2009	$78,552
Comparative Indices
Russell 3000® Index	14.75%	N/A	15.37%	—	$86,509
MSCI EAFE (ND) Index	4.61%	N/A	8.86%	—	$69,236
Barclays U.S. Aggregate Bond Index	5.25%	N/A	6.39%	—	$63,411

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Target Retirement 2035 Fund
Administrative Class	9.87%	N/A	12.52%	01/02/2009	$15,712
Investor Class	9.87%	N/A	12.52%	01/02/2009	$15,712
Comparative Indices
Russell 3000® Index	14.75%	N/A	15.37%	—	$17,302
MSCI EAFE (ND) Index	4.61%	N/A	8.86%	—	$13,847
Barclays U.S. Aggregate Bond Index	5.25%	N/A	6.39%	—	$12,682

As stated in the Fund’s current prospectus, the expense ratios were 0.74% (Institutional Class), 0.99% (Administrative Class) and 1.11% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

38

Harbor Target Retirement 2035 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2012

HARBOR EQUITY FUNDS—63.5%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—34.5%
4,279	Harbor Capital Appreciation Fund	$177
12,698	Harbor Mid Cap Growth Fund	117
7,921	Harbor Small Cap Growth Fund	94
31,694	Harbor Large Cap Value Fund	270
13,857	Harbor Mid Cap Value Fund	175
6,591	Harbor Small Cap Value Fund	141

		974

HARBOR INTERNATIONAL EQUITY FUNDS—29.0%
7,465	Harbor International Fund	441
16,261	Harbor International Growth Fund	188
15,539	Harbor Global Value Fund	96
5,308	Harbor Global Growth Fund	96

		821

TOTAL HARBOR EQUITY FUNDS (Cost $1,678)		1,795

HARBOR STRATEGIC MARKETS FUNDS—4.6%
(Cost $128)
17,482	Harbor Commodity Real Return Strategy Fund	129

HARBOR FIXED INCOME FUNDS—31.9%

Shares		Value (000s)

25,465	Harbor High-Yield Bond Fund	$284
42,505	Harbor Bond Fund	554
5,524	Harbor Real Return Fund	64

TOTAL HARBOR FIXED INCOME FUNDS (Cost $864)		902

TOTAL INVESTMENTS—100.0% (Cost $2,670)		2,826

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$2,826

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or October 31, 2012, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2035 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

39

Harbor Target Retirement 2040 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities turned in a strong performance in fiscal 2012 while international stocks recorded modest gains. Financial markets experienced considerable volatility, reflecting ongoing investor worries over slowing growth in China, persistent debt problems in Europe, and the sluggish pace of economic recovery in the U.S. Bonds registered solid returns while commodity prices retreated.

The Russell 3000® Index, a broad measure of the U.S. stock market, advanced 14.75%. Large cap stocks outperformed mid caps and small caps. The large cap universe, as measured by the Standard & Poor’s 500 Index, advanced 15.21%, with all 10 economic sectors recording positive returns. Reversing a trend of recent years, value stocks outpaced growth stocks across all capitalization ranges.

Equities in developed overseas markets, as measured by the MSCI EAFE (ND) Index, gained 4.61%. (All international and global returns are in U.S. dollars.) Only half of the 10 economic sectors in the index recorded positive returns. Stocks in emerging markets, as measured by the MSCI EM Index, returned 2.63%.

Commodities were weak, a reflection of concerns over the potentially adverse effects that slowing growth in China and a recession in Europe could have on the pace of economic activity around the world. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, had a return of -4.44%.

The Barclays U.S. Aggregate Bond Index, a measure of the U.S. taxable bond market, recorded a solid return of 5.25%. The BofA Merrill Lynch U.S. High Yield Index returned 13.18%, reflecting strong demand by institutional and individual investors for higher yields in a low-yield environment.

PERFORMANCE

Harbor Target Retirement 2040 Fund posted returns of 9.76% (Institutional Class) and 9.78% (Administrative and Investor Classes) for the 12 months ended October 31. The Fund added value compared with the international equity and bond benchmark indices as several of its larger components outperformed their respective benchmarks. All of the portfolio’s underlying Harbor Funds had positive returns.

Domestic equity funds, which make up about 40% of the portfolio, accounted for more than half of the overall contribution to the Fund’s total return for the fiscal year. Within the domestic equity area of the portfolio, funds managed with a value-oriented style outpaced their growth-oriented counterparts. Harbor Large Cap Value Fund had the best performance among all constituent funds in the portfolio. It returned 17.41% and outperformed its benchmark, the Russell 1000® Value Index, by 52 basis points, or 0.52 percentage point. The outperformance was driven primarily by stock selection. Harbor Mid Cap Value Fund was the second-best performer in the portfolio with a return of 14.50% while Harbor Small Cap Value Fund returned 9.60%, although both trailed their respective benchmarks. Harbor Mid Cap Growth Fund had the best performance among the portfolio’s growth-oriented domestic equity funds. It returned 8.98%, lagging its Russell Midcap® Growth Fund benchmark by 11 basis points.

Harbor Global Growth Fund had the highest return within the international and global equity area of the portfolio. It advanced 13.29% and outpaced its benchmark, the MSCI AC World Index, by 474 basis points. Stock selection and sector weightings both contributed to Harbor Global Growth Fund’s outperformance relative to the index. Harbor International Fund, the largest component of the portfolio, returned 7.95% and outperformed its MSCI EAFE (ND) Index benchmark by 334 basis points. Stock selection

40

Harbor Target Retirement 2040 Fund

MANAGERS’ COMMENTARY—Continued

was the main driver of Harbor International Fund’s outperformance. Offsetting the strong performance of Harbor Global Growth Fund and Harbor International Fund, Harbor Global Value Fund, up 2.82%, had the weakest equity-fund performance in the portfolio and trailed its benchmark, the MSCI World (ND) Index, by 663 basis points.

Harbor Commodity Real Return Strategy Fund recorded a modest return of 1.73% but outperformed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark index by 617 basis points. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

Harbor Bond Fund, the largest component of the fixed income segment of the portfolio, returned 9.34% and outpaced its Barclays Capital U.S. Aggregate Bond Index benchmark by 409 basis points. Harbor Real Return Fund returned 9.19% and outperformed its benchmark, the Barclays Capital U.S. TIPS Index, by 116 basis points. Harbor High-Yield Bond Fund recorded the highest return in the fixed income group, 10.18%, but trailed its BofA Merrill Lynch US High Yield Index benchmark by 300 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

41

Harbor Target Retirement 2040 Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2607

Cusip	411512403

Ticker	HARYX

Inception Date	01/02/2009

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$15,554

ADMINISTRATIVE CLASS

Fund #	2707

Cusip	411512601

Ticker	HARZX

Inception Date	01/02/2009

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$16

INVESTOR CLASS

Fund #	2807

Cusip	411512502

Ticker	HABBX

Inception Date	01/02/2009

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$16

a	The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	18.1%

Harbor Large Cap Value Fund	11.1%

Harbor International Growth Fund	7.7%

Harbor Capital Appreciation Fund	7.3%

Harbor Mid Cap Value Fund	7.2%

Harbor Small Cap Value Fund	5.8%

Harbor Mid Cap Growth Fund	4.8%

Harbor Commodity Real Return Strategy Fund	4.0%

Harbor Global Growth Fund	3.9%

Harbor Global Value Fund	3.9%

Harbor Small Cap Growth Fund	3.8%
Fixed Income

Harbor Bond Fund	13.5%

Harbor High-Yield Bond Fund	8.1%

Harbor Real Return Fund	0.8%

42

Harbor Target Retirement 2040 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2012

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Target Retirement 2040 Fund
Institutional Class	9.76%	N/A	12.49%	01/02/2009	$78,481
Comparative Indices
Russell 3000® Index	14.75%	N/A	15.37%	—	$86,509
MSCI EAFE (ND) Index	4.61%	N/A	8.86%	—	$69,236
Barclays U.S. Aggregate Bond Index	5.25%	N/A	6.39%	—	$63,411

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Target Retirement 2040 Fund
Administrative Class	9.78%	N/A	12.51%	01/02/2009	$15,710
Investor Class	9.78%	N/A	12.51%	01/02/2009	$15,710
Comparative Indices
Russell 3000® Index	14.75%	N/A	15.37%	—	$17,302
MSCI EAFE (ND) Index	4.61%	N/A	8.86%	—	$13,847
Barclays U.S. Aggregate Bond Index	5.25%	N/A	6.39%	—	$12,682

As stated in the Fund’s current prospectus, the expense ratios were 0.76% (Institutional Class), 1.01% (Administrative Class) and 1.13% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

43

Harbor Target Retirement 2040 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2012

HARBOR EQUITY FUNDS—73.6%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—40.0%
27,402	Harbor Capital Appreciation Fund	$1,136
81,285	Harbor Mid Cap Growth Fund	749
50,709	Harbor Small Cap Growth Fund	599
202,391	Harbor Large Cap Value Fund	1,724
88,615	Harbor Mid Cap Value Fund	1,120
42,187	Harbor Small Cap Value Fund	904

		6,232

HARBOR INTERNATIONAL EQUITY FUNDS—33.6%
47,685	Harbor International Fund	2,819
103,975	Harbor International Growth Fund	1,205
99,371	Harbor Global Value Fund	612
33,961	Harbor Global Growth Fund	611

		5,247

TOTAL HARBOR EQUITY FUNDS (Cost $10,119)		11,479

HARBOR STRATEGIC MARKETS FUNDS—4.0%
(Cost $623)
83,775	Harbor Commodity Real Return Strategy Fund	618

HARBOR FIXED INCOME FUNDS—22.4%

Shares		Value (000s)

113,787	Harbor High-Yield Bond Fund	$1,269
160,848	Harbor Bond Fund	2,096
10,768	Harbor Real Return Fund	124

TOTAL HARBOR FIXED INCOME FUNDS (Cost $3,328)		3,489

TOTAL INVESTMENTS—100.0% (Cost $14,070)		15,586

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$15,586

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or October 31, 2012, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2040 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

44

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities turned in a strong performance in fiscal 2012 while international stocks recorded modest gains. Financial markets experienced considerable volatility, reflecting ongoing investor worries over slowing growth in China, persistent debt problems in Europe, and the sluggish pace of economic recovery in the U.S. Bonds registered solid returns while commodity prices retreated.

The Russell 3000® Index, a broad measure of the U.S. stock market, advanced 14.75%. Large cap stocks outperformed mid caps and small caps. The large cap universe, as measured by the Standard & Poor’s 500 Index, advanced 15.21%, with all 10 economic sectors recording positive returns. Reversing a trend of recent years, value stocks outpaced growth stocks across all capitalization ranges.

Equities in developed overseas markets, as measured by the MSCI EAFE (ND) Index, gained 4.61%. (All international and global returns are in U.S. dollars.) Only half of the 10 economic sectors in the index recorded positive returns. Stocks in emerging markets, as measured by the MSCI EM Index, returned 2.63%.

Commodities were weak, a reflection of concerns over the potentially adverse effects that slowing growth in China and a recession in Europe could have on the pace of economic activity around the world. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, had a return of -4.44%.

The Barclays U.S. Aggregate Bond Index, a measure of the U.S. taxable bond market, recorded a solid return of 5.25%. The BofA Merrill Lynch U.S. High Yield Index returned 13.18%, reflecting strong demand by institutional and individual investors for higher yields in a low-yield environment.

PERFORMANCE

Harbor Target Retirement 2045 Fund posted returns of 9.62% (Institutional, Administrative, and Investor Classes) for the 12 months ended October 31. The Fund added value compared with the international equity and bond benchmark indices as some of its larger components outperformed their respective benchmarks. All of the portfolio’s underlying Harbor Funds had positive returns.

Domestic equity funds, which make up about 45% of the portfolio, accounted for the majority of the overall contribution to the Fund’s total return for the fiscal year. Within the domestic equity area of the portfolio, funds managed with a value-oriented style outpaced their growth-oriented counterparts. Harbor Large Cap Value Fund had the best performance among all constituent funds in the portfolio. It returned 17.41% and outperformed its benchmark, the Russell 1000® Value Index, by 52 basis points, or 0.52 percentage point. The outperformance was driven primarily by stock selection. Harbor Mid Cap Value Fund was the second-best performer in the portfolio with a return of 14.50% while Harbor Small Cap Value Fund returned 9.60%, although both trailed their respective benchmarks. Harbor Mid Cap Growth Fund had the best performance among the portfolio’s growth-oriented domestic equity funds. It returned 8.98%, lagging its Russell Midcap® Growth Fund benchmark by 11 basis points.

Harbor Global Growth Fund had the highest return within the international and global equity area of the portfolio. It advanced 13.29% and outpaced its benchmark, the MSCI AC World Index, by 474 basis points. Stock selection and sector weightings both contributed to Harbor Global Growth Fund’s outperformance relative to the index. Harbor International Fund, the largest component of the portfolio, returned 7.95% and outperformed its MSCI EAFE (ND) Index benchmark by 334 basis points. Stock selection

45

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY—Continued

was the main driver of Harbor International Fund’s outperformance. Offsetting the strong performance of Harbor Global Growth Fund and Harbor International Fund, Harbor Global Value Fund, up 2.82%, had the weakest equity-fund performance in the portfolio and trailed its benchmark, the MSCI World (ND) Index, by 663 basis points.

Harbor Commodity Real Return Strategy Fund recorded a modest return of 1.73% but outperformed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark index by 617 basis points. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

Harbor Bond Fund, the largest component of the fixed income segment of the portfolio, returned 9.34% and outpaced its Barclays Capital U.S. Aggregate Bond Index benchmark by 409 basis points. Harbor High-Yield Bond Fund recorded the highest return in the fixed income group, 10.18%, but trailed its BofA Merrill Lynch US High Yield Index benchmark by 300 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

46

Harbor Target Retirement 2045 Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2608

Cusip	411511181

Ticker	HACCX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$1,911

ADMINISTRATIVE CLASS

Fund #	2708

Cusip	411511173

Ticker	HADDX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$16

INVESTOR CLASS

Fund #	2808

Cusip	411511165

Ticker	HAEEX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$15

a	The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	20.6%

Harbor Large Cap Value Fund	12.6%

Harbor International Growth Fund	8.8%

Harbor Capital Appreciation Fund	8.4%

Harbor Mid Cap Value Fund	8.2%

Harbor Small Cap Value Fund	6.6%

Harbor Mid Cap Growth Fund	5.5%

Harbor Global Value Fund	4.5%

Harbor Global Growth Fund	4.4%

Harbor Small Cap Growth Fund	4.4%

Harbor Commodity Real Return Strategy Fund	3.6%
Fixed Income

Harbor Bond Fund	7.5%

Harbor High-Yield Bond Fund	4.9%

47

Harbor Target Retirement 2045 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2012

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Target Retirement 2045 Fund
Institutional Class	9.62%	N/A	12.36%	01/02/2009	$78,135
Comparative Indices
Russell 3000® Index	14.75%	N/A	15.37%	—	$86,509
MSCI EAFE (ND) Index	4.61%	N/A	8.86%	—	$69,236
Barclays U.S. Aggregate Bond Index	5.25%	N/A	6.39%	—	$63,411

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Target Retirement 2045 Fund
Administrative Class	9.62%	N/A	12.36%	01/02/2009	$15,627
Investor Class	9.62%	N/A	12.36%	01/02/2009	$15,627
Comparative Indices
Russell 3000® Index	14.75%	N/A	15.37%	—	$17,302
MSCI EAFE (ND) Index	4.61%	N/A	8.86%	—	$13,847
Barclays U.S. Aggregate Bond Index	5.25%	N/A	6.39%	—	$12,682

As stated in the Fund’s current prospectus, the expense ratios were 0.78% (Institutional Class), 1.03% (Administrative Class) and 1.15% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

48

Harbor Target Retirement 2045 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2012

HARBOR EQUITY FUNDS—84.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—45.7%
3,923	Harbor Capital Appreciation Fund	$163
11,524	Harbor Mid Cap Growth Fund	106
7,222	Harbor Small Cap Growth Fund	85
28,761	Harbor Large Cap Value Fund	245
12,588	Harbor Mid Cap Value Fund	159
5,992	Harbor Small Cap Value Fund	129

		887

HARBOR INTERNATIONAL EQUITY FUNDS—38.3%
6,779	Harbor International Fund	400
14,731	Harbor International Growth Fund	171
14,082	Harbor Global Value Fund	87
4,843	Harbor Global Growth Fund	87

		745

TOTAL HARBOR EQUITY FUNDS (Cost $1,559)		1,632

HARBOR STRATEGIC MARKETS FUNDS—3.6%
(Cost $71)
9,463	Harbor Commodity Real Return Strategy Fund	69

HARBOR FIXED INCOME FUNDS—12.4%

Shares		Value (000s)

8,615	Harbor High-Yield Bond Fund	$96
11,105	Harbor Bond Fund	145

TOTAL HARBOR FIXED INCOME FUNDS (Cost $232)		241

TOTAL INVESTMENTS—100.0% (Cost $1,862)		1,942

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$1,942

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or October 31, 2012, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2045 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

49

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities turned in a strong performance in fiscal 2012 while international stocks recorded modest gains. Financial markets experienced considerable volatility, reflecting ongoing investor worries over slowing growth in China, persistent debt problems in Europe, and the sluggish pace of economic recovery in the U.S. Bonds registered solid returns while commodity prices retreated.

The Russell 3000® Index, a broad measure of the U.S. stock market, advanced 14.75%. Large cap stocks outperformed mid caps and small caps. The large cap universe, as measured by the Standard & Poor’s 500 Index, advanced 15.21%, with all 10 economic sectors recording positive returns. Reversing a trend of recent years, value stocks outpaced growth stocks across all capitalization ranges.

Equities in developed overseas markets, as measured by the MSCI EAFE (ND) Index, gained 4.61%. (All international and global returns are in U.S. dollars.) Only half of the 10 economic sectors in the index recorded positive returns. Stocks in emerging markets, as measured by the MSCI EM Index, returned 2.63%.

Commodities were weak, a reflection of concerns over the potentially adverse effects that slowing growth in China and a recession in Europe could have on the pace of economic activity around the world. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, had a return of -4.44%.

The Barclays U.S. Aggregate Bond Index, a measure of the U.S. taxable bond market, recorded a solid return of 5.25%. The BofA Merrill Lynch U.S. High Yield Index returned 13.18%, reflecting strong demand by institutional and individual investors for higher yields in a low-yield environment.

PERFORMANCE

Harbor Target Retirement 2050 Fund posted returns of 9.66% (Institutional Class) and 9.74% (Administrative and Investor Classes) for the 12 months ended October 31. All of the portfolio’s underlying Harbor Funds had positive returns.

Domestic equity funds, which make up nearly 50% of the portfolio, accounted for the bulk of the overall contribution to the Fund’s total return for the fiscal year. Within the domestic equity area of the portfolio, funds managed with a value-oriented style outpaced their growth-oriented counterparts. Harbor Large Cap Value Fund had the best performance among all constituent funds in the portfolio. It returned 17.41% and outperformed its benchmark, the Russell 1000® Value Index, by 52 basis points, or 0.52 percentage point. The outperformance was driven primarily by stock selection. Harbor Mid Cap Value Fund was the second-best performer in the portfolio with a return of 14.50% while Harbor Small Cap Value Fund returned 9.60%, although both trailed their respective benchmarks. Harbor Mid Cap Growth Fund had the best performance among the portfolio’s growth-oriented domestic equity funds. It returned 8.98%, lagging its Russell Midcap® Growth Fund benchmark by 11 basis points.

Harbor Global Growth Fund had the highest return within the international and global equity area of the portfolio. It advanced 13.29% and outpaced its benchmark, the MSCI AC World Index, by 474 basis points. Stock selection and sector weightings both contributed to Harbor Global Growth Fund’s outperformance relative to the index. Harbor International Fund, the largest component of the portfolio, returned 7.95% and outperformed its MSCI EAFE (ND) Index benchmark by 334 basis points. Stock selection was the main driver of Harbor International Fund’s outperformance. Offsetting the strong performance of Harbor Global Growth Fund and Harbor International Fund, Harbor Global Value Fund, up 2.82%, had the weakest equity-fund performance in the portfolio and trailed its benchmark, the MSCI World (ND) Index, by 663 basis points.

50

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY—Continued

Harbor Commodity Real Return Strategy Fund recorded a modest return of 1.73% but outperformed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark index by 617 basis points. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

Harbor Bond Fund, the largest component of the fixed income segment of the portfolio, returned 9.34% and outpaced its Barclays Capital U.S. Aggregate Bond Index benchmark by 409 basis points. Harbor High-Yield Bond Fund recorded the highest return in the fixed income group, 10.18%, but trailed its BofA Merrill Lynch US High Yield Index benchmark by 300 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

51

Harbor Target Retirement 2050 Fund

FUND SUMMARY—October 31, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2609

Cusip	411511157

Ticker	HAFFX

Inception Date	01/02/2009

Net Expense Ratio	0.80%[a]

Total Net Assets (000s)	$14,516

ADMINISTRATIVE CLASS

Fund #	2709

Cusip	411511140

Ticker	HAGGX

Inception Date	01/02/2009

Net Expense Ratio	0.80%[a]

Total Net Assets (000s)	$15

INVESTOR CLASS

Fund #	2809

Cusip	411511132

Ticker	HAHHX

Inception Date	01/02/2009

Net Expense Ratio	0.80%[a]

Total Net Assets (000s)	$16

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	22.1%

Harbor Large Cap Value Fund	13.5%

Harbor International Growth Fund	9.5%

Harbor Capital Appreciation Fund	8.9%

Harbor Mid Cap Value Fund	8.8%

Harbor Small Cap Value Fund	7.0%

Harbor Mid Cap Growth Fund	5.9%

Harbor Global Growth Fund	4.8%

Harbor Global Value Fund	4.8%

Harbor Small Cap Growth Fund	4.7%

Harbor Commodity Real Return Strategy Fund	3.0%
Fixed Income

Harbor Bond Fund	4.2%

Harbor High-Yield Bond Fund	2.8%

a	The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

52

Harbor Target Retirement 2050 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2012

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Target Retirement 2050 Fund
Institutional Class	9.66%	N/A	12.25%	01/02/2009	$77,849
Comparative Indices
Russell 3000® Index	14.75%	N/A	15.37%	—	$86,509
MSCI EAFE (ND) Index	4.61%	N/A	8.86%	—	$69,236
Barclays U.S. Aggregate Bond Index	5.25%	N/A	6.39%	—	$63,411

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2012

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2012
Harbor Target Retirement 2050 Fund
Administrative Class	9.74%	N/A	12.27%	01/02/2009	$15,581
Investor Class	9.74%	N/A	12.27%	01/02/2009	$15,581
Comparative Indices
Russell 3000® Index	14.75%	N/A	15.37%	—	$17,302
MSCI EAFE (ND) Index	4.61%	N/A	8.86%	—	$13,847
Barclays U.S. Aggregate Bond Index	5.25%	N/A	6.39%	—	$12,682

As stated in the Fund’s current prospectus, the expense ratios were 0.79% (Institutional Class), 1.04% (Administrative Class) and 1.16% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

53

Harbor Target Retirement 2050 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2012

HARBOR EQUITY FUNDS—90.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—48.8%
31,360	Harbor Capital Appreciation Fund	$1,300
92,479	Harbor Mid Cap Growth Fund	853
57,737	Harbor Small Cap Growth Fund	682
230,993	Harbor Large Cap Value Fund	1,968
101,064	Harbor Mid Cap Value Fund	1,277
47,926	Harbor Small Cap Value Fund	1,026

		7,106

HARBOR INTERNATIONAL EQUITY FUNDS—41.2%
54,397	Harbor International Fund	3,215
118,548	Harbor International Growth Fund	1,374
113,301	Harbor Global Value Fund	698
38,846	Harbor Global Growth Fund	699

		5,986

TOTAL HARBOR EQUITY FUNDS (Cost $11,180)		13,092

HARBOR STRATEGIC MARKETS FUNDS—3.0%
(Cost $443)
58,632	Harbor Commodity Real Return Strategy Fund	433

HARBOR FIXED INCOME FUNDS—7.0%

Shares		Value (000s)

36,625	Harbor High-Yield Bond Fund	$408
47,111	Harbor Bond Fund	614

TOTAL HARBOR FIXED INCOME FUNDS (Cost $976)		1,022

TOTAL INVESTMENTS—100.0% (Cost $12,599)		14,547

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$14,547

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or October 31, 2012, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2050 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

54

Harbor Target Retirement Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2012

(All amounts in thousands, except per share amounts)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
ASSETS
Investments, at identified cost	$15,517	$2,234	$10,346	$26,798	$6,888	$21,180	$2,670	$14,070	$1,862	$12,599
Investments in affiliated funds, at value	$16,411	$2,356	$10,862	$28,383	$7,235	$22,894	$2,826	$15,586	$1,942	$14,547
Receivables for:
Investments in affiliated funds sold	—	—	—	—	—	4	—	2	—	21
Capital shares sold	—	170	—	88	—	3	—	2	1	4
Total Assets	16,411	2,526	10,862	28,471	7,235	22,901	2,826	15,590	1,943	14,572
LIABILITIES
Payables for:
Investments in affiliated funds purchased	—	170	—	81	—	—	—	—	1	—
Capital shares reacquired	—	—	—	7	—	7	—	4	—	25
Total Liabilities	—	170	—	88	—	7	—	4	1	25
NET ASSETS	$16,411	$2,356	$10,862	$28,383	$7,235	$22,894	$2,826	$15,586	$1,942	$14,547
Net Assets Consist of:
Paid-in capital	$15,294	$2,171	$10,295	$26,039	$6,751	$20,344	$2,613	$12,903	$1,841	$11,364
Undistributed/(accumulated) net investment income/(loss)	20	41	135	335	75	233	24	109	8	56
Accumulated net realized gain/(loss)	203	22	(84)	425	62	603	33	1,058	13	1,179
Unrealized appreciation/(depreciation) of investments	894	122	516	1,584	347	1,714	156	1,516	80	1,948
	$16,411	$2,356	$10,862	$28,383	$7,235	$22,894	$2,826	$15,586	$1,942	$14,547
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$16,383	$2,327	$10,832	$28,353	$7,204	$22,862	$2,794	$15,554	$1,911	$14,516
Shares of beneficial interest[1]	1,646	206	940	2,719	568	2,392	215	1,693	153	1,427
Net asset value per share[2]	$9.95	$11.32	$11.52	$10.43	$12.69	$9.56	$13.01	$9.19	$12.42	$10.17
Administrative Class
Net assets	$14	$14	$15	$15	$16	$16	$16	$16	$16	$15
Shares of beneficial interest[1]	1	1	1	1	1	2	1	2	1	1
Net asset value per share[2]	$9.95	$11.31	$11.52	$10.42	$12.69	$9.56	$13.01	$9.20	$12.42	$10.18
Investor Class
Net assets	$14	$15	$15	$15	$15	$16	$16	$16	$15	$16
Shares of beneficial interest[1]	1	1	1	1	1	2	1	2	1	1
Net asset value per share[2]	$9.95	$11.31	$11.52	$10.43	$12.69	$9.56	$13.01	$9.20	$12.42	$10.18

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

55

Harbor Target Retirement Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2012

(All amounts in thousands)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
Investment Income
Dividends from affiliated funds	$360	$79	$231	$605	$136	$468	$47	$267	$22	$205
Total Investment Income	360	79	231	605	136	468	47	267	22	205
Operating Expenses
12b-1 fees:
Administrative Class[a]	—	—	—	—	—	—	—	—	—	—
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Transfer agent fees:
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Total expenses[a]	—	—	—	—	—	—	—	—	—	—
Expenses waived[a]	—	—	—	—	—	—	—	—	—	—
Net Investment Income/(Loss)	360	79	231	605	136	468	47	267	22	205
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sale of affiliated funds	163	30	(65)	380	53	558	30	1,034	11	1,153
Distributions received from affiliated funds	201	43	100	254	51	172	15	89	7	76
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	693	152	642	1,243	354	892	162	71	94	(127)
Net gain/(loss) on investment transactions	1,057	225	677	1,877	458	1,622	207	1,194	112	1,102
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,417	$304	$908	$2,482	$594	$2,090	$254	$1,461	$134	$1,307

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

56

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2010 Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund
	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$360	$407	$79	$70	$231	$279	$605	$717
Net realized gain/(loss) on sale of affiliated funds	163	928	30	49	(65)	325	380	2,198
Realized gain distributions received from affiliated funds	201	485	43	60	100	270	254	628
Net unrealized appreciation/(depreciation) on affiliated funds	693	(1,444)	152	(131)	642	(616)	1,243	(2,878)
Net increase/(decrease) in assets resulting from operations	1,417	376	304	48	908	258	2,482	665
Distributions to Shareholders
Net investment income:
Institutional Class	(492)	(734)	(106)	(88)	(294)	(387)	(751)	(1,050)
Administrative Class	—	(1)	(1)	—	—	—	(1)	(1)
Investor Class	—	(1)	—	—	—	—	—	(1)
Net realized gain on investments:
Institutional Class	(1,110)	(1,303)	(90)	(182)	(472)	(512)	(2,475)	(2,205)
Administrative Class	(1)	(1)	—	(1)	(1)	(1)	(1)	(1)
Investor Class	(1)	(1)	—	(1)	(1)	(1)	(1)	(1)
Total distributions to shareholders	(1,604)	(2,041)	(197)	(272)	(768)	(901)	(3,229)	(3,259)
Net Increase/(Decrease) Derived from Capital Share Transactions	652	1,490	(1,443)	2,226	118	4,576	3,456	4,313
Net increase/(decrease) in net assets	465	(175)	(1,336)	2,002	258	3,933	2,709	1,719
Net Assets
Beginning of period	15,946	16,121	3,692	1,690	10,604	6,671	25,674	23,955
End of period*	16,411	15,946	2,356	3,692	10,862	10,604	28,383	25,674
* Includes undistributed/(accumulated) net investment income/(loss) of:	$20	$22	$41	$43	$135	$142	$335	$348

The accompanying notes are an integral part of the Financial Statements.

57

Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund
November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011

$136	$134	$468	$639	$47	$35	$267	$320	$22	$16	$205	$236
53	217	558	3,065	30	139	1,034	2,873	11	120	1,153	2,602
51	96	172	443	15	19	89	160	7	6	76	96

354	(342)	892	(3,393)	162	(186)	71	(3,037)	94	(138)	(127)	(2,612)

594	105	2,090	754	254	7	1,461	316	134	4	1,307	322

(149)	(165)	(554)	(940)	(45)	(39)	(285)	(409)	(19)	(18)	(213)	(292)
—	—	—	—	—	—	—	—	(1)	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

(265)	(164)	(3,270)	(3,503)	(150)	(48)	(2,973)	(1,468)	(122)	(50)	(2,674)	(1,604)
(1)	—	(2)	(2)	(1)	(1)	(2)	(1)	(2)	(1)	(3)	(2)
(1)	—	(2)	(2)	(1)	(1)	(3)	(1)	(1)	(1)	(3)	(1)
(416)	(329)	(3,828)	(4,447)	(197)	(89)	(3,263)	(1,879)	(145)	(70)	(2,893)	(1,899)

1,346	2,125	2,126	(222)	506	1,017	2,433	111	716	395	1,485	247
1,524	1,901	388	(3,915)	563	935	631	(1,452)	705	329	(101)	(1,330)

5,711	3,810	22,506	26,421	2,263	1,328	14,955	16,407	1,237	908	14,648	15,978
7,235	5,711	22,894	22,506	2,826	2,263	15,586	14,955	1,942	1,237	14,547	14,648

$75	$64	$233	$249	$24	$17	$109	$105	$8	$5	$56	$50

58

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2010 Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund
	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$2,099	$2,819	$702	$2,801	$5,061	$6,852	$4,664	$7,244
Reinvested distributions	1,602	2,037	196	270	766	899	3,226	3,255
Cost of shares reacquired	(3,051)	(3,370)	(2,342)	(847)	(5,711)	(3,177)	(4,437)	(6,190)
Net increase/(decrease) in net assets	$650	$1,486	$(1,444)	$2,224	$116	$4,574	$3,453	$4,309
Administrative Class
Net proceeds from sale of shares	$—	$—	$—	$—	$—	$—	$—	$—
Reinvested distributions	1	2	1	1	1	1	2	2
Net increase/(decrease) in net assets	$1	$2	$1	$1	$1	$1	$2	$2
Investor Class
Net proceeds from sale of shares	$—	$—	$—	$—	$—	$—	$—	$—
Reinvested distributions	1	2	—	1	1	1	1	2
Net increase/(decrease) in net assets	$1	$2	$—	$1	$1	$1	$1	$2
SHARES
Institutional Class
Shares sold	216	274	64	251	454	576	461	637
Shares issued due to reinvestment of distributions	174	206	19	25	74	80	348	305
Shares reacquired	(315)	(324)	(212)	(78)	(510)	(276)	(439)	(562)
Net increase/(decrease) in shares outstanding	75	156	(129)	198	18	380	370	380
Beginning of period	1,571	1,415	335	137	922	542	2,349	1,969
End of period	1,646	1,571	206	335	940	922	2,719	2,349
Administrative Class
Shares sold	—	—	—	—	—	—	—	—
Shares issued due to reinvestment of distributions	—	—	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	—	—	—	—	—	—	—	—
Beginning of period	1	1	1	1	1	1	1	1
End of period	1	1	1	1	1	1	1	1
Investor Class
Shares sold	—	—	—	—	—	—	—	—
Shares issued due to reinvestment of distributions	—	—	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	—	—	—	—	—	—	—	—
Beginning of period	1	1	1	1	1	1	1	1
End of period	1	1	1	1	1	1	1	1

The accompanying notes are an integral part of the Financial Statements.

59

Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund
November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through October 31, 2012	November 1, 2010 through October 31, 2011

$2,417	$2,787	$3,172	$4,454	$1,256	$1,250	$2,771	$3,553	$827	$728	$2,325	$2,399
414	329	3,824	4,443	195	87	3,258	1,877	141	68	2,887	1,896
(1,487)	(991)	(4,874)	(9,123)	(947)	(322)	(3,601)	(5,321)	(256)	(403)	(3,733)	(4,051)
$1,344	$2,125	$2,122	$(226)	$504	$1,015	$2,428	$109	$712	$393	$1,479	$244

$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
1	—	2	2	1	1	2	1	3	1	3	2
$1	$—	$2	$2	$1	$1	$2	$1	$3	$1	$3	$2

$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
1	—	2	2	1	1	3	1	1	1	3	1
$1	$—	$2	$2	$1	$1	$3	$1	$1	$1	$3	$1

200	218	339	398	102	93	312	308	68	54	233	191
37	27	457	421	17	7	411	171	13	5	332	157
(124)	(79)	(527)	(834)	(76)	(24)	(405)	(475)	(22)	(29)	(382)	(326)
113	166	269	(15)	43	76	318	4	59	30	183	22
455	289	2,123	2,138	172	96	1,375	1,371	94	64	1,244	1,222
568	455	2,392	2,123	215	172	1,693	1,375	153	94	1,427	1,244

—	—	—	—	—	—	—	—	—	—	—	—
—	—	1	—	—	—	1	—	—	—	—	—
—	—	1	—	—	—	1	—	—	—	—	—
1	1	1	1	1	1	1	1	1	1	1	1
1	1	2	1	1	1	2	1	1	1	1	1

—	—	—	—	—	—	—	—	—	—	—	—
—	—	1	—	—	—	1	—	—	—	—	—
—	—	1	—	—	—	1	—	—	—	—	—
1	1	1	1	1	1	1	1	1	1	1	1
1	1	2	1	1	1	2	1	1	1	1	1

60

Harbor Target Retirement Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT INCOME FUND
	Institutional Class					Administrative Class					Investor Class
Year Ended October 31,	2012	2011	2010	2009[e]		2012	2011	2010	2009[e]		2012	2011	2010	2009[e]
Net asset value beginning of period	$10.14	$11.38	$11.01	$10.00		$10.13	$11.37	$11.01	$10.00		$10.13	$11.37	$11.01	$10.00
Income from Investment Operations
Net investment income/(loss)	0.23 [a]	0.30 [a]	0.26 [a]	0.14	[a]	0.23 [a]	0.30 [a]	0.26 [a]	0.14	[a]	0.23 [a]	0.30 [a]	0.26 [a]	0.14	[a]
Net realized and unrealized gains/(losses) on investments	0.61	(0.08)	0.96	1.00		0.62	(0.08)	0.95	1.00		0.62	(0.08)	0.95	1.00
Total from investment operations	0.84	0.22	1.22	1.14		0.85	0.22	1.21	1.14		0.85	0.22	1.21	1.14
Less Distributions
Dividends from net investment income	(0.31)	(0.51)	(0.31)	(0.13)		(0.31)	(0.51)	(0.31)	(0.13)		(0.31)	(0.51)	(0.31)	(0.13)
Distributions from net realized capital gains[1]	(0.72)	(0.95)	(0.54)	—		(0.72)	(0.95)	(0.54)	—		(0.72)	(0.95)	(0.54)	—
Total distributions	(1.03)	(1.46)	(0.85)	(0.13)		(1.03)	(1.46)	(0.85)	(0.13)		(1.03)	(1.46)	(0.85)	(0.13)
Net asset value end of period	9.95	10.14	11.38	11.01		9.95	10.13	11.37	11.01		9.95	10.13	11.37	11.01
Net assets end of period (000s)	$16,383	$15,920	$16,097	$16,386		$14	$13	$12	$11		$14	$13	$12	$11
Ratios and Supplemental Data (%)
Total return	9.23%	2.44%	11.72%	11.42%[c]		9.34%[b]	2.43%[b]	11.62%[b]	11.42%[b,c]		9.34%[b]	2.42%[b]	11.62%[b]	11.42%[b,c]
Ratio of total expenses to average net assets[2]	—	—	—	—		0.25	0.25	0.25	0.30	[d]	0.37	0.37	0.37	0.45	[d]
Ratio of net expenses to average net assets[2]	—	—	—	—		—	—	—	—		—	—	—	—
Ratio of net investment income to average net assets[2]	2.26	2.51	2.30	1.99	[d]	2.24 [a]	2.50 [a]	2.29 [a]	1.66	[a,d]	2.24 [a]	2.50 [a]	2.29 [a]	1.66	[a,d]
Portfolio turnover[3]	21	42	37	77	[c]	21	42	37	77	[c]	21	42	37	77	[c]

HARBOR TARGET RETIREMENT 2010 FUND
	Institutional Class					Administrative Class					Investor Class
Year Ended October 31,	2012	2011	2010	2009[e]		2012	2011	2010	2009[e]		2012	2011	2010	2009[e]
Net asset value beginning of period	$10.94	$12.15	$11.41	$10.00		$10.94	$12.14	$11.41	$10.00		$10.94	$12.14	$11.41	$10.00
Income from Investment Operations
Net investment income/(loss)	0.26 [a]	0.35 [a]	0.29 [a]	0.11	[a]	0.24 [a]	0.31 [a]	0.27 [a]	0.14	[a]	0.24 [a]	0.31 [a]	0.27 [a]	0.14	[a]
Net realized and unrealized gains/(losses) on investments	0.70	(0.05)	1.11	1.30		0.71	— *	1.12	1.27		0.71	— *	1.12	1.27
Total from investment operations	0.96	0.30	1.40	1.41		0.95	0.31	1.39	1.41		0.95	0.31	1.39	1.41
Less Distributions
Dividends from net investment income	(0.31)	(0.49)	(0.30)	—		(0.31)	(0.49)	(0.30)	—		(0.31)	(0.49)	(0.30)	—
Distributions from net realized capital gains[1]	(0.27)	(1.02)	(0.36)	—		(0.27)	(1.02)	(0.36)	—		(0.27)	(1.02)	(0.36)	—
Total distributions	(0.58)	(1.51)	(0.66)	—		(0.58)	(1.51)	(0.66)	—		(0.58)	(1.51)	(0.66)	—
Net asset value end of period	11.32	10.94	12.15	11.41		11.31	10.94	12.14	11.41		11.31	10.94	12.14	11.41
Net assets end of period (000s)	$2,327	$3,666	$1,664	$1,403		$14	$13	$13	$11		$15	$13	$13	$11
Ratios and Supplemental Data (%)
Total return	9.38%	2.87%	12.87%	14.10%[c]		9.29%[b]	2.97%[b]	12.77%[b]	14.10%[b,c]		9.29%[b]	2.97%[b]	12.77%[b]	14.10%[b,c]
Ratio of total expenses to average net assets[2]	—	—	—	—		0.25	0.25	0.25	0.30	[d]	0.37	0.37	0.37	0.45	[d]
Ratio of net expenses to average net assets[2]	—	—	—	—		—	—	—	—		—	—	—	—
Ratio of net investment income to average net assets[2]	2.32	2.53	2.24	2.06	[d]	2.20 [a]	2.56 [a]	2.32 [a]	1.66	[a,d]	2.20 [a]	2.57 [a]	2.33 [a]	1.66	[a,d]
Portfolio turnover[3]	36	62	108	49	[c]	36	62	108	49	[c]	36	62	108	49	[c]

See page 66 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

61

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2015 FUND
	Institutional Class					Administrative Class					Investor Class
Year Ended October 31,	2012	2011	2010	2009[e]		2012	2011	2010	2009[e]		2012	2011	2010	2009[e]
Net asset value beginning of period	$11.47	$12.26	$11.56	$10.00		$11.47	$12.26	$11.56	$10.00		$11.47	$12.26	$11.56	$10.00
Income from Investment Operations
Net investment income/(loss)	0.29 [a]	0.31 [a]	0.28 [a]	0.12	[a]	0.24 [a]	0.32 [a]	0.30 [a]	0.15	[a]	0.24 [a]	0.32 [a]	0.30 [a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	0.69	— *	1.24	1.44		0.74	(0.01)	1.22	1.41		0.74	(0.01)	1.22	1.41
Total from investment operations	0.98	0.31	1.52	1.56		0.98	0.31	1.52	1.56		0.98	0.31	1.52	1.56
Less Distributions
Dividends from net investment income	(0.36)	(0.47)	(0.32)	—		(0.36)	(0.47)	(0.32)	—		(0.36)	(0.47)	(0.32)	—
Distributions from net realized capital gains[1]	(0.57)	(0.63)	(0.50)	—		(0.57)	(0.63)	(0.50)	—		(0.57)	(0.63)	(0.50)	—
Total distributions	(0.93)	(1.10)	(0.82)	—		(0.93)	(1.10)	(0.82)	—		(0.93)	(1.10)	(0.82)	—
Net asset value end of period	11.52	11.47	12.26	11.56		11.52	11.47	12.26	11.56		11.52	11.47	12.26	11.56
Net assets end of period (000s)	$10,832	$10,576	$6,645	$4,765		$15	$14	$13	$12		$15	$14	$13	$12
Ratios and Supplemental Data (%)
Total return	9.49%	2.76%	13.86%	15.60%[c]		9.49%[b]	2.76%[b]	13.86%[b]	15.60%[b,c]		9.49%[b]	2.76%[b]	13.86%[b]	15.60%[b,c]
Ratio of total expenses to average net assets[2]	—	—	—	—		0.25	0.25	0.25	0.30	[d]	0.37	0.37	0.37	0.45	[d]
Ratio of net expenses to average net assets[2]	—	—	—	—		—	—	—	—		—	—	—	—
Ratio of net investment income to average net assets[2]	2.14	2.77	2.47	2.06	[d]	2.21 [a]	2.70 [a]	2.49 [a]	1.75	[a,d]	2.21 [a]	2.70 [a]	2.49 [a]	1.75	[a,d]
Portfolio turnover[3]	50	57	74	63	[c]	50	57	74	63	[c]	50	57	74	63	[c]

HARBOR TARGET RETIREMENT 2020 FUND
	Institutional Class					Administrative Class					Investor Class
Year Ended October 31,	2012	2011	2010	2009[e]		2012	2011	2010	2009[e]		2012	2011	2010	2009[e]
Net asset value beginning of period	$10.92	$12.15	$11.68	$10.00		$10.91	$12.15	$11.68	$10.00		$10.92	$12.15	$11.68	$10.00
Income from Investment Operations
Net investment income/(loss)	0.25 [a]	0.34 [a]	0.31 [a]	0.15	[a]	0.23 [a]	0.33 [a]	0.31 [a]	0.15	[a]	0.23 [a]	0.33 [a]	0.31 [a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	0.64	(0.02)	1.28	1.53		0.66	(0.02)	1.28	1.53		0.66	(0.01)	1.28	1.53
Total from investment operations	0.89	0.32	1.59	1.68		0.89	0.31	1.59	1.68		0.89	0.32	1.59	1.68
Less Distributions
Dividends from net investment income	(0.32)	(0.50)	(0.37)	—		(0.32)	(0.50)	(0.37)	—		(0.32)	(0.50)	(0.37)	—
Distributions from net realized capital gains[1]	(1.06)	(1.05)	(0.75)	—		(1.06)	(1.05)	(0.75)	—		(1.06)	(1.05)	(0.75)	—
Total distributions	(1.38)	(1.55)	(1.12)	—		(1.38)	(1.55)	(1.12)	—		(1.38)	(1.55)	(1.12)	—
Net asset value end of period	10.43	10.92	12.15	11.68		10.42	10.91	12.15	11.68		10.43	10.92	12.15	11.68
Net assets end of period (000s)	$28,353	$25,646	$23,929	$19,299		$15	$14	$13	$12		$15	$14	$13	$12
Ratios and Supplemental Data (%)
Total return	9.71%	2.91%	14.64%	16.80%[c]		9.72%[b]	2.82%[b]	14.65%[b]	16.80%[b,c]		9.71%[b]	2.91%[b]	14.65%[b]	16.80%[b,c]
Ratio of total expenses to average net assets[2]	—	—	—	—		0.25	0.25	0.25	0.30	[d]	0.37	0.37	0.37	0.45	[d]
Ratio of net expenses to average net assets[2]	—	—	—	—		—	—	—	—		—	—	—	—
Ratio of net investment income to average net assets[2]	2.25	2.76	2.53	2.17	[d]	2.25 [a]	2.75 [a]	2.58 [a]	1.77	[a,d]	2.25 [a]	2.75 [a]	2.58 [a]	1.77	[a,d]
Portfolio turnover[3]	22	48	44	56	[c]	22	48	44	56	[c]	22	48	44	56	[c]

See page 66 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

62

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2025 FUND
	Institutional Class					Administrative Class					Investor Class
Year Ended October 31,	2012	2011	2010	2009[e]		2012	2011	2010	2009[e]		2012	2011	2010	2009[e]
Net asset value beginning of period	$12.50	$13.10	$11.81	$10.00		$12.50	$13.10	$11.81	$10.00		$12.50	$13.10	$11.81	$10.00
Income from Investment Operations
Net investment income/(loss)	0.27 [a]	0.36 [a]	0.32 [a]	0.10	[a]	0.26 [a]	0.34 [a]	0.32 [a]	0.15	[a]	0.26 [a]	0.34 [a]	0.32 [a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	0.81	(0.02)	1.48	1.71		0.82	— *	1.48	1.66		0.82	— *	1.48	1.66
Total from investment operations	1.08	0.34	1.80	1.81		1.08	0.34	1.80	1.81		1.08	0.34	1.80	1.81
Less Distributions
Dividends from net investment income	(0.32)	(0.47)	(0.33)	—		(0.32)	(0.47)	(0.33)	—		(0.32)	(0.47)	(0.33)	—
Distributions from net realized capital gains[1]	(0.57)	(0.47)	(0.18)	—		(0.57)	(0.47)	(0.18)	—		(0.57)	(0.47)	(0.18)	—
Total distributions	(0.89)	(0.94)	(0.51)	—		(0.89)	(0.94)	(0.51)	—		(0.89)	(0.94)	(0.51)	—
Net asset value end of period	12.69	12.50	13.10	11.81		12.69	12.50	13.10	11.81		12.69	12.50	13.10	11.81
Net assets end of period (000s)	$7,204	$5,683	$3,782	$1,855		$16	$14	$14	$12		$15	$14	$14	$12
Ratios and Supplemental Data (%)
Total return	9.62%	2.69%	15.67%	18.10%[c]		9.62%[b]	2.69%[b]	15.67%[b]	18.10%[b,c]		9.62%[b]	2.69%[b]	15.67%[b]	18.10%[b,c]
Ratio of total expenses to average net assets[2]	—	—	—	—		0.25	0.25	0.25	0.30	[d]	0.37	0.37	0.37	0.45	[d]
Ratio of net expenses to average net assets[2]	—	—	—	—		—	—	—	—		—	—	—	—
Ratio of net investment income to average net assets[2]	2.18	2.59	2.32	2.06	[d]	2.14 [a]	2.61 [a]	2.58 [a]	1.66	[a,d]	2.14 [a]	2.61 [a]	2.58 [a]	1.66	[a,d]
Portfolio turnover[3]	30	41	35	29	[c]	30	41	35	29	[c]	30	41	35	29	[c]

HARBOR TARGET RETIREMENT 2030 FUND
	Institutional Class					Administrative Class					Investor Class
Year Ended October 31,	2012	2011	2010	2009[e]		2012	2011	2010	2009[e]		2012	2011	2010	2009[e]
Net asset value beginning of period	$10.59	$12.34	$11.92	$10.00		$10.58	$12.34	$11.91	$10.00		$10.58	$12.34	$11.91	$10.00
Income from Investment Operations
Net investment income/(loss)	0.21 [a]	0.30 [a]	0.30 [a]	0.14	[a]	0.20 [a]	0.30 [a]	0.30 [a]	0.13	[a]	0.20 [a]	0.30 [a]	0.30 [a]	0.13	[a]
Net realized and unrealized gains/(losses) on investments	0.56	0.03	1.50	1.78		0.58	0.02	1.51	1.78		0.58	0.02	1.51	1.78
Total from investment operations	0.77	0.33	1.80	1.92		0.78	0.32	1.81	1.91		0.78	0.32	1.81	1.91
Less Distributions
Dividends from net investment income	(0.26)	(0.44)	(0.35)	—		(0.26)	(0.44)	(0.35)	—		(0.26)	(0.44)	(0.35)	—
Distributions from net realized capital gains[1]	(1.54)	(1.64)	(1.03)	—		(1.54)	(1.64)	(1.03)	—		(1.54)	(1.64)	(1.03)	—
Total distributions	(1.80)	(2.08)	(1.38)	—		(1.80)	(2.08)	(1.38)	—		(1.80)	(2.08)	(1.38)	—
Net asset value end of period	9.56	10.59	12.34	11.92		9.56	10.58	12.34	11.91		9.56	10.58	12.34	11.91
Net assets end of period (000s)	$22,862	$22,478	$26,393	$23,695		$16	$14	$14	$12		$16	$14	$14	$12
Ratios and Supplemental Data (%)
Total return	9.64%	2.75%	16.35%	19.20%[c]		9.74%[b]	2.65%[b]	16.45%[b]	19.10%[b,c]		9.74%[b]	2.65%[b]	16.45%[b]	19.10%[b,c]
Ratio of total expenses to average net assets[2]	—	—	—	—		0.25	0.25	0.25	0.30	[d]	0.37	0.37	0.37	0.45	[d]
Ratio of net expenses to average net assets[2]	—	—	—	—		—	—	—	—		—	—	—	—
Ratio of net investment income to average net assets[2]	2.03	2.55	2.37	1.92	[d]	2.02 [a]	2.45 [a]	2.40 [a]	1.51	[a,d]	2.02 [a]	2.45 [a]	2.40 [a]	1.51	[a,d]
Portfolio turnover[3]	27	39	44	66	[c]	27	39	44	66	[c]	27	39	44	66	[c]

See page 66 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

63

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2035 FUND
	Institutional Class					Administrative Class					Investor Class
Year Ended October 31,	2012	2011	2010	2009[e]		2012	2011	2010	2009[e]		2012	2011	2010	2009[e]
Net asset value beginning of period	$12.99	$13.55	$11.94	$10.00		$12.99	$13.54	$11.93	$10.00		$12.99	$13.54	$11.93	$10.00
Income from Investment Operations
Net investment income/(loss)	0.24 [a]	0.34 [a]	0.26 [a]	0.08	[a]	0.25 [a]	0.30 [a]	0.27 [a]	0.11	[a]	0.25 [a]	0.30 [a]	0.27 [a]	0.11	[a]
Net realized and unrealized gains/(losses) on investments	0.87	0.02	1.71	1.86		0.86	0.07	1.70	1.82		0.86	0.07	1.70	1.82
Total from investment operations	1.11	0.36	1.97	1.94		1.11	0.37	1.97	1.93		1.11	0.37	1.97	1.93
Less Distributions
Dividends from net investment income	(0.25)	(0.41)	(0.27)	—		(0.25)	(0.41)	(0.27)	—		(0.25)	(0.41)	(0.27)	—
Distributions from net realized capital gains[1]	(0.84)	(0.51)	(0.09)	—		(0.84)	(0.51)	(0.09)	—		(0.84)	(0.51)	(0.09)	—
Total distributions	(1.09)	(0.92)	(0.36)	—		(1.09)	(0.92)	(0.36)	—		(1.09)	(0.92)	(0.36)	—
Net asset value end of period	13.01	12.99	13.55	11.94		13.01	12.99	13.54	11.93		13.01	12.99	13.54	11.93
Net assets end of period (000s)	$2,794	$2,235	$1,300	$544		$16	$15	$14	$12		$16	$14	$14	$12
Ratios and Supplemental Data (%)
Total return	9.86%	2.58%	16.76%	19.40%[c]		9.87%[b]	2.65%[b]	16.77%[b]	19.30%[b,c]		9.87%[b]	2.65%[b]	16.77%[b]	19.30%[b,c]
Ratio of total expenses to average net assets[2]	—	—	—	—		0.25	0.25	0.25	0.30	[d]	0.37	0.37	0.37	0.45	[d]
Ratio of net expenses to average net assets[2]	—	—	—	—		—	—	—	—		—	—	—	—
Ratio of net investment income to average net assets[2]	1.79	2.04	1.82	1.47	[d]	1.93 [a]	2.13 [a]	2.11 [a]	1.24	[a,d]	1.93 [a]	2.13 [a]	2.11 [a]	1.24	[a,d]
Portfolio turnover[3]	41	45	20	17	[c]	41	45	20	17	[c]	41	45	20	17	[c]

HARBOR TARGET RETIREMENT 2040 FUND
	Institutional Class					Administrative Class					Investor Class
Year Ended October 31,	2012	2011	2010	2009[e]		2012	2011	2010	2009[e]		2012	2011	2010	2009[e]
Net asset value beginning of period	$10.85	$11.95	$11.94	$10.00		$10.86	$11.96	$11.95	$10.00		$10.86	$11.96	$11.95	$10.00
Income from Investment Operations
Net investment income/(loss)	0.18 [a]	0.24 [a]	0.22 [a]	0.08	[a]	0.17 [a]	0.23 [a]	0.22 [a]	0.08	[a]	0.17 [a]	0.23 [a]	0.22 [a]	0.08	[a]
Net realized and unrealized gains/(losses) on investments	0.50	0.04	1.64	1.86		0.51	0.05	1.64	1.87		0.51	0.05	1.64	1.87
Total from investment operations	0.68	0.28	1.86	1.94		0.68	0.28	1.86	1.95		0.68	0.28	1.86	1.95
Less Distributions
Dividends from net investment income	(0.20)	(0.30)	(0.25)	—		(0.20)	(0.30)	(0.25)	—		(0.20)	(0.30)	(0.25)	—
Distributions from net realized capital gains[1]	(2.14)	(1.08)	(1.60)	—		(2.14)	(1.08)	(1.60)	—		(2.14)	(1.08)	(1.60)	—
Total distributions	(2.34)	(1.38)	(1.85)	—		(2.34)	(1.38)	(1.85)	—		(2.34)	(1.38)	(1.85)	—
Net asset value end of period	9.19	10.85	11.95	11.94		9.20	10.86	11.96	11.95		9.20	10.86	11.96	11.95
Net assets end of period (000s)	$15,554	$14,927	$16,379	$13,970		$16	$14	$14	$12		$16	$14	$14	$12
Ratios and Supplemental Data (%)
Total return	9.76%	2.16%	17.23%	19.40%[c]		9.78%[b]	2.16%[b]	17.22%[b]	19.50%[b,c]		9.78%[b]	2.16%[b]	17.22%[b]	19.50%[b,c]
Ratio of total expenses to average net assets[2]	—	—	—	—		0.25	0.25	0.25	0.30	[d]	0.37	0.37	0.37	0.45	[d]
Ratio of net expenses to average net assets[2]	—	—	—	—		—	—	—	—		—	—	—	—
Ratio of net investment income to average net assets[2]	1.71	1.96	1.81	1.06	[d]	1.71 [a]	1.93 [a]	1.82 [a]	0.91	[a,d]	1.71 [a]	1.93 [a]	1.82 [a]	0.91	[a,d]
Portfolio turnover[3]	27	45	28	70	[c]	27	45	28	70	[c]	27	45	28	70	[c]
See page 66 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

64

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2045 FUND
	Institutional Class					Administrative Class					Investor Class
Year Ended October 31,	2012	2011	2010	2009[e]		2012	2011	2010	2009[e]		2012	2011	2010	2009[e]
Net asset value beginning of period	$12.85	$13.67	$11.91	$10.00		$12.85	$13.67	$11.91	$10.00		$12.85	$13.67	$11.91	$10.00
Income from Investment Operations
Net investment income/(loss)	0.19 [a]	0.25 [a]	0.18 [a]	0.04	[a]	0.20 [a]	0.22 [a]	0.19 [a]	0.05	[a]	0.20 [a]	0.22 [a]	0.19 [a]	0.05	[a]
Net realized and unrealized gains/(losses) on investments	0.81	0.05	1.86	1.87		0.80	0.08	1.85	1.86		0.80	0.08	1.85	1.86
Total from investment operations	1.00	0.30	2.04	1.91		1.00	0.30	2.04	1.91		1.00	0.30	2.04	1.91
Less Distributions
Dividends from net investment income	(0.19)	(0.29)	(0.18)	—		(0.19)	(0.29)	(0.18)	—		(0.19)	(0.29)	(0.18)	—
Distributions from net realized capital gains[1]	(1.24)	(0.83)	(0.10)	—		(1.24)	(0.83)	(0.10)	—		(1.24)	(0.83)	(0.10)	—
Total distributions	(1.43)	(1.12)	(0.28)	—		(1.43)	(1.12)	(0.28)	—		(1.43)	(1.12)	(0.28)	—
Net asset value end of period	12.42	12.85	13.67	11.91		12.42	12.85	13.67	11.91		12.42	12.85	13.67	11.91
Net assets end of period (000s)	$1,911	$1,209	$880	$487		$16	$14	$14	$12		$15	$14	$14	$12
Ratios and Supplemental Data (%)
Total return	9.62%	1.97%	17.38%	19.10%[c]		9.62%[b]	1.97%[b]	17.37%[b]	19.10%[b,c]		9.62%[b]	1.97%[b]	17.37%[b]	19.10%[b,c]
Ratio of total expenses to average net assets[2]	—	—	—	—		0.25	0.25	0.25	0.30	[d]	0.37	0.37	0.37	0.45	[d]
Ratio of net expenses to average net assets[2]	—	—	—	—		—	—	—	—		—	—	—	—
Ratio of net investment income to average net assets[2]	1.40	1.50	1.27	0.68	[d]	1.50 [a]	1.50 [a]	1.43 [a]	0.55	[a,d]	1.50 [a]	1.50 [a]	1.43 [a]	0.55	[a,d]
Portfolio turnover[3]	16	59	32	15	[c]	16	59	32	15	[c]	16	59	32	15	[c]

HARBOR TARGET RETIREMENT 2050 FUND
	Institutional Class					Administrative Class					Investor Class
Year Ended October 31,	2012	2011	2010	2009[e]		2012	2011	2010	2009[e]		2012	2011	2010	2009[e]
Net asset value beginning of period	$11.75	$13.06	$11.91	$10.00		$11.75	$13.06	$11.91	$10.00		$11.75	$13.06	$11.91	$10.00
Income from Investment Operations
Net investment income/(loss)	0.16 [a]	0.20 [a]	0.18 [a]	0.05	[a]	0.16 [a]	0.19 [a]	0.18 [a]	0.05	[a]	0.16 [a]	0.19 [a]	0.18 [a]	0.05	[a]
Net realized and unrealized gains/(losses) on investments	0.58	0.06	1.80	1.86		0.59	0.07	1.80	1.86		0.59	0.07	1.80	1.86
Total from investment operations	0.74	0.26	1.98	1.91		0.75	0.26	1.98	1.91		0.75	0.26	1.98	1.91
Less Distributions
Dividends from net investment income	(0.17)	(0.24)	(0.19)	—		(0.17)	(0.24)	(0.19)	—		(0.17)	(0.24)	(0.19)	—
Distributions from net realized capital gains[1]	(2.15)	(1.33)	(0.64)	—		(2.15)	(1.33)	(0.64)	—		(2.15)	(1.33)	(0.64)	—
Total distributions	(2.32)	(1.57)	(0.83)	—		(2.32)	(1.57)	(0.83)	—		(2.32)	(1.57)	(0.83)	—
Net asset value end of period	10.17	11.75	13.06	11.91		10.18	11.75	13.06	11.91		10.18	11.75	13.06	11.91
Net assets end of period (000s)	$14,516	$14,620	$15,950	$13,852		$15	$14	$14	$12		$16	$14	$14	$12
Ratios and Supplemental Data (%)
Total return	9.66%	1.64%	17.29%	19.10%[c]		9.74%[b]	1.64%[b]	17.29%[b]	19.10%[b,c]		9.74%[b]	1.64%[b]	17.29%[b]	19.10%[b,c]
Ratio of total expenses to average net assets[2]	—	—	—	—		0.25	0.25	0.25	0.30	[d]	0.37	0.37	0.37	0.45	[d]
Ratio of net expenses to average net assets[2]	—	—	—	—		—	—	—	—		—	—	—	—
Ratio of net investment income to average net assets[2]	1.41	1.47	1.38	0.68	[d]	1.35 [a]	1.43 [a]	1.38 [a]	0.56	[a,d]	1.35 [a]	1.43 [a]	1.38 [a]	0.56	[a,d]
Portfolio turnover[3]	21	34	28	32	[c]	21	34	28	32	[c]	21	34	28	32	[c]

See page 66 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

65

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from underlying funds.

3	Amounts do not include the activity of the underlying funds.

a	Reflects the Distributor’s and Transfer Agent’s waiver, if any, for its 12b-1 and transfer agency fees, respectively.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	For the period January 2, 2009 (inception) through October 31, 2009.

The accompanying notes are an integral part of the Financial Statements.

66

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2012

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include a series of ten target retirement funds: Harbor Target Retirement Income Fund, Harbor Target Retirement 2010 Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund and Harbor Target Retirement 2050 Fund (individually referred to as a “Fund” and collectively referred to as the “Funds” or the “Target Retirement Funds”). The Funds invest in a combination of other funds of the Trust (the “Underlying Funds”). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds. The Underlying Funds are managed by subadvisers, none of which is affiliated with the Adviser.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

The assets of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values each business day and are categorized as Level 1 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the following Fair Value Measurements and Disclosures section.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

The Funds have adopted Accounting Standards Update 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS, which was established with the goal of convergence with the International Accounting Standards Board guidance on fair value measurements and disclosures. Enhanced disclosures are required to detail any transfers between Level measurement categories and the reasons for such transfers. Additionally, enhanced disclosures are required to provide a description of the sensitivity of recurring Level 3 fair value measurements to changes in the unobservable inputs.

67

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, Level transfer activity, and a Level 3 reconciliation including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Description of the Underlying Funds

In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the statement of additional information, as well as the prospectuses of each of the Underlying Funds. The accounting policies of each of the Underlying Funds are disclosed in each Underlying Fund’s respective shareholder report. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by the investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.

Investment Transactions and Income

Securities transactions are accounted for on the trade date (the day the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the fund that incurred such expense, whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund. Expenses included in the accompanying financial statements reflect the expenses of each Target Retirement Fund and do not include any expenses associated with the Underlying Funds.

Class Allocations

Income and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. The 12b-1 and transfer agent fees, if any, are calculated daily at the class level based on the applicable net assets of each class and the specific expense rates applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

68

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

All investment transactions for the Funds are in affiliated Underlying Funds. The Underlying Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (in particular, the tax years ended October 31, 2009 and 2011), including positions expected to be taken upon filing the 2012 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements. Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Related Parties

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At October 31, 2012, each Fund held less than 10% of the outstanding shares of each Underlying Fund and the Funds, in aggregate, held 46% of Harbor Global Value Fund and 16% of the Harbor Global Growth Fund.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of the Underlying Funds’ shares for the year ended October 31, 2012 are as follows:

	Purchases	Sales
Harbor Target Retirement Income Fund	$3,286	$3,677
Harbor Target Retirement 2010 Fund	1,242	2,761
Harbor Target Retirement 2015 Fund	5,449	5,768
Harbor Target Retirement 2020 Fund	7,029	5,945
Harbor Target Retirement 2025 Fund	3,007	1,890
Harbor Target Retirement 2030 Fund	6,158	7,220
Harbor Target Retirement 2035 Fund	1,446	1,074
Harbor Target Retirement 2040 Fund	4,158	4,633
Harbor Target Retirement 2045 Fund	848	249
Harbor Target Retirement 2050 Fund	3,092	4,219

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.

An advisory agreement for the Funds was in effect during the year ended October 31, 2012. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees.

69

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

Harbor Funds Distributors voluntarily waived its 12b-1 fees for the Target Retirement Funds during the year ended October 31, 2012. Fees incurred and the related waiver for these services are shown on each Fund’s Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The Transfer Agency and Service agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.00% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.00% of the average daily net assets of all Administrative Class shares.
Investor Class	0.12% of the average daily net assets of all Investor Class shares.

Harbor Services Group voluntarily waived its transfer agent fees for the Target Retirement Funds during the year ended October 31, 2012. Fees incurred and the related waiver for these transfer agent services are shown on each Fund’s Statement of Operations.

70

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Shareholders

On October 31, 2012, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Target Retirement Income Fund	6,999	1,400	1,400	9,799	0.0%
Harbor Target Retirement 2010 Fund	6,401	1,280	1,280	8,961	0.0
Harbor Target Retirement 2015 Fund	6,427	1,286	1,286	8,999	0.0
Harbor Target Retirement 2020 Fund	7,247	1,450	1,450	10,147	0.0
Harbor Target Retirement 2025 Fund	6,059	1,212	1,212	8,483	0.0
Harbor Target Retirement 2030 Fund	28,471	1,634	1,634	31,739	0.0
Harbor Target Retirement 2035 Fund	14,814	1,208	1,208	17,230	0.1
Harbor Target Retirement 2040 Fund	8,539	1,708	1,708	11,955	0.0
Harbor Target Retirement 2045 Fund	27,969	1,258	1,258	30,485	0.2
Harbor Target Retirement 2050 Fund	13,085	1,531	1,531	16,147	0.0

Independent Trustees

The Independent Trustees received no remuneration from the Target Retirement Funds for the year ended October 31, 2012.

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of distributions from investments in the underlying funds. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations.

The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2012 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Harbor Target Retirement Income Fund	$130	$(130)	$—
Harbor Target Retirement 2010 Fund	26	(26)	—
Harbor Target Retirement 2015 Fund	56	(56)	—
Harbor Target Retirement 2020 Fund	134	(134)	—
Harbor Target Retirement 2025 Fund	24	(24)	—
Harbor Target Retirement 2030 Fund	70	(70)	—
Harbor Target Retirement 2035 Fund	5	(5)	—
Harbor Target Retirement 2040 Fund	22	(22)	—
Harbor Target Retirement 2045 Fund	1	(1)	—
Harbor Target Retirement 2050 Fund	14	(14)	—

71

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

The tax composition of distributions for the Funds that had distributions is as follows:

	As of October 31, 2011			As of October 31, 2012
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Harbor Target Retirement Income Fund	$1,115	$926	$2,041	$497	$1,107	$1,604
Harbor Target Retirement 2010 Fund	259	13	272	136	61	197
Harbor Target Retirement 2015 Fund	773	128	901	338	430	768
Harbor Target Retirement 2020 Fund	1,775	1,484	3,259	765	2,465	3,230
Harbor Target Retirement 2025 Fund	275	54	329	152	264	416
Harbor Target Retirement 2030 Fund	2,100	2,347	4,447	565	3,264	3,829
Harbor Target Retirement 2035 Fund	60	29	89	47	151	198
Harbor Target Retirement 2040 Fund	1,164	715	1,879	297	2,967	3,264
Harbor Target Retirement 2045 Fund	34	36	70	21	123	144
Harbor Target Retirement 2050 Fund	974	925	1,899	220	2,672	2,892

As of October 31, 2012, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Unrealized Appreciation/ (Depreciation)
Harbor Target Retirement Income Fund	$20	$270	$826
Harbor Target Retirement 2010 Fund	51	57	78
Harbor Target Retirement 2015 Fund	134	85	348
Harbor Target Retirement 2020 Fund	334	536	1,475
Harbor Target Retirement 2025 Fund	75	107	302
Harbor Target Retirement 2030 Fund	232	709	1,607
Harbor Target Retirement 2035 Fund	23	63	126
Harbor Target Retirement 2040 Fund	110	1,149	1,424
Harbor Target Retirement 2045 Fund	8	21	73
Harbor Target Retirement 2050 Fund	55	1,263	1,865

At October 31, 2012, none of the Funds had capital loss carryforwards or late-year ordinary loss carryforwards for federal tax purposes.

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at October 31, 2012 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor Target Retirement Income Fund	$15,585	$826	$—	$826
Harbor Target Retirement 2010 Fund	2,278	78	—	78
Harbor Target Retirement 2015 Fund	10,514	351	(3)	348
Harbor Target Retirement 2020 Fund	26,908	1,500	(25)	1,475
Harbor Target Retirement 2025 Fund	6,933	307	(5)	302
Harbor Target Retirement 2030 Fund	21,287	1,649	(42)	1,607
Harbor Target Retirement 2035 Fund	2,700	126	—	126
Harbor Target Retirement 2040 Fund	14,162	1,481	(57)	1,424
Harbor Target Retirement 2045 Fund	1,869	82	(9)	73
Harbor Target Retirement 2050 Fund	12,682	1,950	(85)	1,865

NOTE 6—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

72

Harbor Target Retirement Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Target Retirement Income Fund, Harbor Target Retirement 2010 Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund (ten of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and the shareholder servicing agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Target Retirement Income Fund, Harbor Target Retirement 2010 Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund and Harbor Target Retirement 2050 Fund of the Harbor Funds at October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 19, 2012

73

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2012 through October 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (May 1, 2012)	Ending Account Value (October 31, 2012)
Harbor Target Retirement Income
Institutional Class	0.00%
Actual		$0.00	**	$1,000	$1,033.30
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,033.30
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,033.30
Hypothetical (5% return)		0.00		1,000	1,024.86

74

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (May 1, 2012)	Ending Account Value (October 31, 2012)
Harbor Target Retirement 2010
Institutional Class	0.00%
Actual		$0.00	**	$1,000	$1,031.90
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,031.00
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,031.00
Hypothetical (5% return)		0.00		1,000	1,024.86
Harbor Target Retirement 2015
Institutional Class	0.00%
Actual		$0.00	**	$1,000	$1,028.60
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,028.60
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,028.60
Hypothetical (5% return)		0.00		1,000	1,024.86
Harbor Target Retirement 2020
Institutional Class	0.00%
Actual		$0.00	**	$1,000	$1,026.60
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,025.60
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,026.60
Hypothetical (5% return)		0.00		1,000	1,024.86
Harbor Target Retirement 2025
Institutional Class	0.00%
Actual		$0.00	**	$1,000	$1,022.60
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,022.60
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,022.60
Hypothetical (5% return)		0.00		1,000	1,024.86

75

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (May 1, 2011)	Ending Account Value (October 31, 2011)
Harbor Target Retirement 2030
Institutional Class	0.00%
Actual		$0.00	**	$1,000	$1,017.00
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,017.00
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,017.00
Hypothetical (5% return)		0.00		1,000	1,024.86
Harbor Target Retirement 2035
Institutional Class	0.00%
Actual		$0.00	**	$1,000	$1,012.50
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,012.50
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,012.50
Hypothetical (5% return)		0.00		1,000	1,024.86
Harbor Target Retirement 2040
Institutional Class	0.00%
Actual		$0.00	**	$1,000	$1,006.60
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,006.60
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,006.60
Hypothetical (5% return)		0.00		1,000	1,024.86
Harbor Target Retirement 2045
Institutional Class	0.00%
Actual		$0.00	**	$1,000	$1,000.80
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,000.80
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,000.80
Hypothetical (5% return)		0.00		1,000	1,024.86

76

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (May 1, 2011)	Ending Account Value (October 31, 2011)
Harbor Target Retirement 2050
Institutional Class	0.00%
Actual		$0.00	**	$1,000	$997.10
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$998.00
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$998.00
Hypothetical (5% return)		0.00		1,000	1,024.86
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Transfer agent fees and 12b-1 fees have been waived for the reporting period.

77

Harbor Target Retirement Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2012:

Amount (000s)
Harbor Target Retirement Income Fund	$1,107
Harbor Target Retirement 2010 Fund	61
Harbor Target Retirement 2015 Fund	430
Harbor Target Retirement 2020 Fund	2,465
Harbor Target Retirement 2025 Fund	264
Harbor Target Retirement 2030 Fund	3,264
Harbor Target Retirement 2035 Fund	151
Harbor Target Retirement 2040 Fund	2,967
Harbor Target Retirement 2045 Fund	123
Harbor Target Retirement 2050 Fund	2,672

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

78

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2012)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (68) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-present): Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	28	None

Donna J. Dean (61) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (2000-Present).	28	None

John P. Gould (73) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); Director of Unext.com (Internet based education company) (1999-2006); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	28	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (65) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Advisory Director of Berkshire Partners (a private equity firm) (2002-Present); and Founder and Senior Managing Director of Nassau Capital, LLC (a private equity firm) (1995-2002).	28	Director of FiberTower Corporation (2002-2011) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (71) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
INTERESTED TRUSTEE
David G. Van Hooser (66)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Treasurer (2007-2012), President (2003-2007), Chief Financial Officer (2012-Present) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	28	None
TRUSTEE EMERITUS**
Howard P. Colhoun (77) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	28	None

79

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE***
Charles F. McCain (43) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer
(2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (41) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President lnternal Audit (2005-2007), Harbor Capital Advisors, Inc.; Executive Vice President and Treasurer (2012-Present), Harbor Funds Distributors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (37) Vice President, Secretary and AML Compliance Officer	Since 2007	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.

Brian L. Collins (44) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (53) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (60) Assistant Secretary 33 Arch Street, Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as a Trustee Emeritus for a term expiring December 31, 2013. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

80

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

81

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All US Convertibles Ex Mandatory Index—The BofA Merrill Lynch All US Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

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Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MCSI Emerging Markets Index—The MCSI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

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Glossary—Continued

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

84

Glossary—Continued

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

85

Notes

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.AR.TR.1012

ITEM 2—CODE OF ETHICS

(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c)	The Registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

ITEM 3—AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board has determined that Raymond J. Ball, a member of the Audit Committee of the Board of Trustees, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Ball is the Sidney Davidson Distinguished Service Professor of Accounting at the University of Chicago Booth School of Business and a frequent lecturer and researcher on accounting, financial market and related business matters. Mr. Ball is deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4—PRINCIPAL ACCOUNTANT FEES AND SERVICES

Items 4(a) - 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Ernst & Young:

	Fiscal Year Ended October 31, 2012					Fiscal Year Ended October 31, 2011
	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved		All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved		All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees.	$601,300		N/A		N/A	$618,000		N/A		N/A
(b) Audit-Related Fees.	$0		$48,000	[1]	$0	$0		$50,000	[1]	$0
(c) Tax Fees.	$321,300	[2]	$25,000	[3]	$0	$256,100	[2]	$0		$0
(d) All Other Fees.	$0		$2,740	[4]	$0	$5,000	[5]	$3,255	[4]	$0

1	Includes fees related to the procedures performed for Harbor Services Group, Inc. required by Rule 17Ad-13(a)(3) of the Securities Exchange Act of 1934.
2	Includes fees related to tax compliance, including foreign tax reclaim filings in 2012.
3	Includes fees billed in connection with tax consulting services provided to Harbor Capital Advisors, Inc. (the “Adviser”).
4	Includes fees billed in connection with the Adviser’s subscription to Ernst & Young Online, a database of accounting rules and regulations.
5	Includes fees billed in connection with the Registrant’s subscription to the Ernst & Young PFIC Analyzer, a database used to determine whether foreign equity securities are passive foreign investment companies.

(e) (1)

Pre-Approval Policies.

The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit, review and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee is authorized to delegate one or more members of the Committee the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. Such member(s) are required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.

(2)	No percentage of the principal accountant’s fees or services rendered to the Registrant, the Adviser or Harbor Services Group, Inc. were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees.

Aggregate Non-Audit Fees of the Registrant

Fiscal Year Ended October 31, 2012: $ 321,300

Fiscal Year Ended October 31, 2011: $ 261,100

Aggregate Non-Audit Fees of Other Entities Required to be Pre-approved Pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X

Fiscal Year Ended October 31, 2012: $ 77,740

Fiscal Year Ended October 31, 2011: $ 53,255

(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services to service affiliates was compatible with maintaining the principal accountant’s independence.

ITEM 5—AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6—INVESTMENTS

(a)	The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

ITEM 7—DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8—PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9—PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10—SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report or Form N-CSR.

ITEM 11—CONTROLS AND PROCEDURES

(a)	The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12—EXHIBITS

(a)(1)	Code of Ethics referred to in Item 2 is attached hereto.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.

(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed this 3rd day of January, 2013 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUNDS

By:	/s/ David G. Van Hooser
David G. Van Hooser
Chairman, President and Trustee
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David G. Van Hooser	Chairman, President and Trustee	January 3, 2013
	David G. Van Hooser	(Principal Executive Officer)

By:	/s/ Anmarie S. Kolinski	Treasurer (Principal Financial	January 3, 2013
	Anmarie S. Kolinski	and Accounting Officer)

Exhibit Index

Number	Description

99.CODE ETH	Code of Business Conduct and Ethics.

99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).

99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).

99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).